VAN KAMPEN INVESTMENTS	September 2009

 Important Notice To Shareholders of
 Van Kampen Strategic Municipal Income
 Fund

Questions & Answers

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.

Q. Why is a shareholder meeting being held?

A. You are being asked to approve a reorganization (the “Reorganization”) of Van Kampen Strategic Municipal Income Fund (the “Target Fund”) into the Van Kampen High Yield Municipal Fund (the “Acquiring Fund”), a fund that pursues a substantially similar investment objective, has substantially similar principal investment strategies, and is managed by the same members of the same portfolio management team as the Target Fund.

If the proposed Reorganization is approved and completed, an account will be set up in your name and you will become a shareholder of the Acquiring Fund and the Target Fund will be dissolved.

Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization for the Target Fund and a more complete description of the Acquiring Fund.

Q. Why is the Reorganization being recommended?

A. After careful consideration, the Board of Trustees of the Target Fund has determined that the Reorganization will benefit the Target Fund’s shareholders and recommends that you cast your vote “FOR” the proposed Reorganization. Each Fund pursues a substantially similar investment objective, has substantially similar principal investment strategies and is managed by the same members of the same portfolio management team. The purposes of the proposed Reorganization are to permit the shareholders of the Target Fund to (i) achieve certain economies of scale from the larger net asset size of the combined fund and the potentially lower total annual fund operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain potentially lower portfolio transaction costs.

Q. How will the Reorganization affect me?

A. Assuming shareholders approve the proposed Reorganization, the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund, an account will be set up in your name and you will receive shares of the Acquiring Fund and the Target Fund will dissolve. The value of the shares of the Acquiring Fund you receive in the Reorganization will equal the value of the shares of the Target Fund you own immediately prior to the Reorganization.

Q. Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A. You will pay no sales load or commissions in connection with the Reorganization. As more fully discussed in the Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge applicable to shares of the Acquiring Fund acquired in the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased shares of any other Van Kampen fund and subsequently exchanged them for shares of the Target Fund.

Q. What will I have to do to open an account in the Acquiring Fund? What happens to my account if the Reorganization is approved?

A. If the Reorganization is approved, an account will be set up in your name and your interest in shares of the Target Fund automatically will be converted into shares of the Acquiring Fund, and we will send you written confirmation that this change has taken place. You will receive the same class of shares of the Acquiring Fund as your class of shares of the Target Fund. Holders of Class A Shares of the Target Fund will receive Class A Shares of the Acquiring Fund; holders of Class B Shares of the Target Fund will receive Class B Shares of the Acquiring Fund; holders of Class C Shares of the Target Fund will receive Class C Shares of the Acquiring Fund; and holders of Class I Shares of the Target Fund will receive Class I Shares of the Acquiring Fund. Such shares of the Acquiring Fund will retain the same shareholder account options as a shareholder had previously established for their Target Fund shares. No certificates for Acquiring Fund shares will be issued in connection with the Reorganization (shares will be represented via book entry), although such certificates will be available upon request. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to return such certificates for any reason; however, shareholders may want to present such certificates to receive certificates of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares). A return of your Target Fund certificates will not affect your ownership of Acquiring Fund shares acquired in the Reorganization in any way.

Q. Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A. The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, shareholders of the Target Fund will recognize no gain or loss upon receipt solely of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for shares of the Acquiring Fund or as a result of its liquidation. Shareholders of the Target Fund should consult their own tax advisers regarding the specific U.S. federal, as well as state and local, income tax consequences of the Reorganization.

Q. What if I redeem or exchange my shares of the Target Fund before the Reorganization takes place?

A. If you choose to redeem or exchange your shares of the Target Fund before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and generally will be a taxable transaction, and any applicable contingent deferred sales charges will be applied.

Q. Who is paying for expenses related to the special shareholder meeting?

A. The expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Fund, are projected to be $521,000. These expenses will be shared by the Target Fund and its investment adviser. The amount allocated to the Target Fund reflects the expected benefits to the Target Fund based on projected lower total annual fund operating expenses from the Reorganization over a two year period. The expense allocation methodology is explained more in the attached Prospectus/Proxy Statement.

Q. How do I vote my proxy?

A. You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this proxy statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q. Whom do I contact for further information?

A. You can contact your financial adviser for further information. You may also call Van Kampen’s Client Relations Department at 1-800-231-2808 or visit our website at www.vankampen.com where you can send us an e-mail message by selecting “Contact Us.”

 About the Proxy Card

Please vote on the reorganization issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Approval of Reorganization – mark “For,” “Against” or “Abstain.”

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

☒	Please Mark Votes As In This Example	Proxy
Van Kampen Strategic Municipal Income Fund
Special Meeting of Shareholders

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXX

		For	Against	Abstain
1.	The proposal to approve the Agreement and Plan of Reorganization.	☐	☐	☐

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

SAMPLE

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
522 Fifth Avenue
New York, New York 10036
(800) 231-2808

Notice of Special Meeting of Shareholders
To be Held on October 21, 2009

A special meeting of shareholders of Van Kampen Strategic Municipal Income Fund (the “Target Fund”) will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on October 21, 2009 at 10:30 a.m. Central time for the following purposes:

1.	To approve an Agreement and Plan of Reorganization pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to the Van Kampen High Yield Municipal Fund (the “Acquiring Fund”) in exchange for Class A, B, C and I Shares of the Acquiring Fund, (ii) distribute such Class A, B, C and I Shares to its shareholders and (iii) be dissolved.

2.	To transact such other business as may properly be presented at the special meeting or any adjournment thereof.

Shareholders of record as of the close of business on July 24, 2009 are entitled to vote at the special meeting or any adjournment thereof.

The Board of Trustees of the Target Fund (the “Board”) requests that you vote your shares by indicating voting instructions on the enclosed proxy card, dating and signing such proxy card and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or by recording your voting instructions by telephone or via the internet.

The Board recommends that you cast your vote:

FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the internet promptly.
For the Board of Trustees of the
Van Kampen Strategic Municipal
Income Fund,

Stefanie V. Chang Yu
Vice President and Secretary
August 31, 2009

Your vote is important.
Please return your proxy card or record your
voting instructions by telephone or via the internet
promptly no matter how many shares you own.

PROSPECTUS/PROXY STATEMENT

Relating to the acquisition of the assets and liabilities of

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

by and in exchange for shares of

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
522 Fifth Avenue
New York, New York 10036
(800) 231-2808

This Prospectus/Proxy Statement is furnished to you as a shareholder of Van Kampen Strategic Municipal Income Fund (the “Target Fund”). A special meeting of shareholders of the Target Fund will be held on October 21, 2009 to consider the items that are described below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. If shareholders are unable to attend the special meeting or any adjournment thereof (the “Meeting”), the Board of Trustees of the Target Fund (the “Board”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet.

The purposes of the Meeting are:

1.	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to Van Kampen High Yield Municipal Fund (the “Acquiring Fund”) in exchange for Class A, B, C and I Shares of the Acquiring Fund, (ii) distribute such Class A, B, C and I Shares to its shareholders and (iii) be dissolved (collectively, the “Reorganization”).

2.	To transact such other business as may properly be presented at the Meeting.

The Acquiring Fund and the Target Fund are sometimes referred to herein individually as a “Fund” or collectively as the “Funds.” The Acquiring Fund is organized as the sole, diversified series of Van Kampen Tax-Exempt Trust, an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Target Fund is organized as a diversified series of Van Kampen Tax Free Trust, an open-end investment company registered under the 1940 Act.

The Board has approved the Reorganization, subject to approval by the Target Fund’s shareholders. Each Fund has a substantially similar investment objective, has substantially similar principal investment strategies and is managed by the same members of the same portfolio management team.

If the Target Fund’s shareholders approve the Reorganization, then the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund. The Acquiring Fund will simultaneously issue Class A, B, C and I Shares of the Acquiring Fund to the Target Fund in an amount equal to the value of the outstanding Class A, B, C and I Shares of the Target Fund. Immediately thereafter, the Target Fund will make liquidating distributions of the exchanged Acquiring Fund Class A, B, C and I Shares to its shareholders. After distributing these shares, the Target Fund will dissolve itself. When the Reorganization is complete, the Target Fund shareholders will hold Acquiring Fund shares. The value of the Acquiring Fund shares you receive in the Reorganization will equal the value of the Target Fund shares you own immediately prior to the Reorganization. After the Reorganization, the Acquiring Fund will continue to operate with the investment objective and investment policies described in this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of Acquiring Fund Class A, B, C and I Shares only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated August 31, 2009, relating to this Prospectus/Proxy Statement (the “Reorganization Statement of Additional Information”) has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. Shares of the Acquiring Fund are subject to a Class A, B, C and I Shares prospectus dated March 31, 2009 (referred to herein as the “Acquiring Fund Prospectus”), which has been filed with the SEC and is incorporated herein by reference. A copy of the Acquiring Fund Prospectus accompanies this Prospectus/Proxy Statement. Shares of the Target Fund are subject to two different prospectuses: Target Fund Class A, B and C Shares are subject to one prospectus, dated January 30, 2009 and Target Fund Class I Shares are subject to a separate prospectus dated January 30, 2009 (collectively referred to herein as the “Target Fund Prospectus”), which have been filed with the SEC and are incorporated herein by reference. A Statement of Additional Information containing additional information about the Acquiring Fund dated March 31, 2009 (the “Acquiring Fund Statement of Additional Information”) has been filed with the SEC and is incorporated herein by reference. A Statement of Additional Information containing additional information about the Target Fund dated January 30, 2009 (the “Target Fund Statement of Additional Information”) has been filed with the SEC and is incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the respective Fund as described below. If you wish to request the Reorganization Statement of Additional Information, please ask for the “Reorganization Statement of Additional Information.” In addition, each Fund will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a shareholder upon request. Copies of each Fund’s most recent prospectus, statement of additional information, annual report and semi-annual report can be obtained on a website maintained by Van Kampen Investments Inc. at www.vankampen.com. Requests for documents can also be directed to the Van Kampen Client Relations Department by calling 1-800-231-2808 or by writing to the respective Fund at 1 Parkview Plaza — Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. Proxy material, reports and other information filed by the Funds with the SEC can be reviewed and copied at the SEC’s Public Reference Room, which is located at 100 F Street, N.E.,

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Washington, D.C. 20549, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549-0102.

The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of these shares or passed upon the adequacy of this Prospectus/Proxy Statement. A representation to the contrary is a crime.

The date of this Prospectus/Proxy Statement is August 31, 2009.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Shareholders should read the entire Prospectus/Proxy Statement carefully.

The Reorganization

The Board, including the trustees who are not “interested persons” of each Fund (as defined in the 1940 Act), has unanimously approved the Reorganization Agreement, subject to Target Fund shareholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for Class A, B, C and I Shares of the Acquiring Fund;

•	the distribution of such Acquiring Fund shares to Target Fund shareholders; and

•	the dissolution of the Target Fund.

Background and Reasons for the Reorganization

The investment objective of the Acquiring Fund is to seek to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Acquiring Fund. Under normal market conditions, the Acquiring Fund’s investment adviser seeks to achieve the Acquiring Fund’s investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities that are rated at the time of purchase between BBB and CC (inclusive) by Standard & Poor’s (“S&P”) or between Baa and Ca (inclusive) by Moody’s Investors Service, Inc. (“Moody’s”) and unrated securities determined by the Acquiring Fund’s investment adviser to be of comparable quality at the time of purchase. The investment objective of the Target Fund is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. Under normal market conditions, the Target Fund’s investment adviser seeks to achieve the Target Fund’s investment objective by investing primarily in a portfolio of medium- and lower-grade securities that are rated at the time of purchase between BBB+ and B- (inclusive) by S&P or between Baa1 and B3 (inclusive) by Moody’s or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”) and unrated municipal securities determined by the Target Fund’s investment adviser to be of comparable quality at the time of purchase.

Thus, both Funds generally seek to provide investors with a high level of interest income exempt from federal income tax by investing in a portfolio of medium- and lower-grade municipal securities. As noted above, the Acquiring Fund has more flexibility to purchase lower quality securities than the Target Fund and, accordingly, may have more

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credit risk than the Target Fund. Under normal market conditions, the Acquiring Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the alternative minimum tax, whereas, under normal market condition, the Target Fund may invest up to 20% of its total assets in municipal securities that are subject to the alternative minimum tax. Accordingly, investment in the Acquiring Fund may cause shareholders to be subject to increased liability under the federal alternative minimum tax and may be less suitable for shareholders who are or may become subject to the federal alternative minimum tax. The Funds’ other investment policies, risks and restrictions are similar and the Funds are managed by the same members of the same portfolio management team. See “Comparison of the Funds — Investment Objectives and Principal Investment Strategies — Principal Investment Strategies.”

The Reorganization would combine the assets of these substantially similar funds by reorganizing the Target Fund into the Acquiring Fund. After careful consideration, the Board believes that the Reorganization would be in the best interests of the Target Fund’s shareholders because it would permit the shareholders of the Target Fund to (i) achieve certain economies of scale from the larger net asset size of the combined fund and the potentially lower total annual fund operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the Funds and (iii) obtain potentially lower portfolio transaction costs. The Board has determined that the Reorganization is in the best interests of shareholders of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in the Target Fund. The Capitalization Table in the section herein entitled “Comparison of the Funds - Capitalization” shows the capitalization of each Fund as of March 31, 2009.

In determining whether to recommend approval of the Reorganization Agreement to shareholders, the Board considered a number of factors, including, but not limited to the following: (i) the same members of the same portfolio management team currently manage the assets of each Fund; (ii) the expenses and advisory fees applicable to the Funds before the proposed Reorganization and the estimated expense ratios of the combined fund after the proposed Reorganization; (iii) the comparative investment performance of the Funds; (iv) the future growth and performance prospects of the Target Fund; (v) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of shareholder interests; (vi) the compatibility of the Funds’ investment objectives, principal investment strategies, other policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Funds’ service features available to shareholders, including the retention of applicable holding periods and exchange privileges; and (ix) the estimated costs of the Reorganization, which will be allocated to the Target Fund based on the expected benefits to the Target Fund as a result of the Reorganization.

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The Board is asking shareholders of the Target Fund to approve the Reorganization at the Meeting to be held on October 21, 2009. If shareholders of the Target Fund approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about December 4, 2009, but it may be at a different time as described herein.

The Board recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE FUNDS

Investment Objectives and Principal Investment Strategies

Investment Objectives. Each Fund generally seeks to provide shareholders with a high level of interest income exempt from federal income tax by investing in a portfolio of medium- and lower-grade municipal securities. The Acquiring Fund’s investment objective is to seek to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Acquiring Fund. The Target Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities.

Each Fund’s investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of such Fund’s outstanding voting securities, as defined in the 1940 Act. There are risks inherent in all investments in securities; accordingly, there can be no assurance that either Fund will achieve its investment objective.

Principal Investment Strategies. Under normal market conditions, each Fund generally invests primarily in medium- and lower-grade municipal securities. Each Fund’s investment adviser buys and sells securities with a view towards seeking a high level of interest income exempt from federal income tax and selects securities which it believes entail reasonable credit risk considered in relation to the respective Fund’s investment policies. As a result, the Funds will not necessarily invest in the highest yielding municipal securities permitted by their investment policies if a Fund’s investment adviser determines that market risks or credit risks associated with such investments would subject such Fund to undue risk. The potential realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if a Fund’s investment adviser considers it advantageous to purchase or sell securities.

The Acquiring Fund, although not governed by specific ratings categories, under normal market conditions, generally invests at least 75% of its net assets in: municipal securities rated at the time of purchase by S&P as BBB through CC (inclusive) for bonds or SP-2 or lower for notes, or by Moody’s as Baa through Ca (inclusive) for bonds or MIG3 or VMIG3 or lower for notes; and unrated municipal securities determined by the

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Acquiring Fund’s investment adviser to be of comparable quality at the time of purchase. Securities rated by S&P as BB or below for bonds or SP-3 or below for notes, or by Moody’s as Ba or below for bonds or SG or below for notes, and unrated municipal securities of comparable quality are commonly referred to as “junk bonds” and are considered speculative by NRSROs with respect to the issuer’s continuing ability to pay interest or principal. The Target Fund, under normal market conditions, generally invests in a portfolio of medium- and lower-grade municipal securities that are rated at the time of purchase between BBB+ and B- (inclusive) by S&P or between Baa1 and B3 (inclusive) by Moody’s or an equivalent rating by another NRSRO and unrated municipal securities determined by the Target Fund’s investment adviser to be of comparable quality at the time of purchase. The Acquiring Fund does not purchase securities that are in default or rated C or D by S&P or C by Moody’s or unrated bonds, notes and other obligations considered by the Acquiring Fund’s investment adviser to be of comparable quality; although the Acquiring Fund may retain obligations assigned such ratings after a purchase is made. The Target Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody’s or unrated securities of comparable quality; although the Target Fund may retain obligations assigned such ratings after a purchase is made. Thus, the Acquiring Fund has more flexibility to purchase lower quality securities than the Target Fund and, accordingly, may have more credit risk than the Target Fund.

Under normal market conditions, each Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities at the time of investment. For each Fund, such policy is a fundamental policy and may not be changed without shareholder approval of a majority of the Target Fund’s outstanding voting securities, as defined in the 1940 Act.

Under normal market conditions, the Acquiring Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the alternative minimum tax, whereas, under normal market condition, the Target Fund may invest up to 20% of its total assets in municipal securities that are subject to the alternative minimum tax. Accordingly, investment in the Acquiring Fund may cause shareholders to be subject to increased liability under the federal alternative minimum tax and may be less suitable for shareholders who are or may become subject to the federal alternative minimum tax. Notwithstanding the greater flexibility of the Acquiring Fund to invest in securities subject to such tax, each Fund’s exposure to such securities has been comparable (and below the 20% limit of the Target Fund) in recent years; however, that does not guarantee the Acquiring Fund’s exposure will remain that low in the future.

Further, each Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if such Fund’s investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. Neither Fund may, however, invest more than 25% of its total assets in industrial development bonds issued

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for companies in the same industry. In addition, neither Fund has a policy limiting its investments in municipal securities whose issuers are located in the same state, however, it is not the present intention of either Fund to invest more than 25% of the value of its total assets in issuers located in the same state.

Each Fund may purchase and sell certain derivative instruments, including listed futures contracts and options on futures contracts (collectively, referred to in this Proxy/Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks. The Target Fund has more flexibility in using such derivative instruments and may also use options, interest-rate swaps and other interest rate-related instruments.

Other Investment Policies, Practices and Restrictions. The Acquiring Fund may engage in repurchase agreements for cash management purposes. The Acquiring Fund may invest up to 10%, and the Target Fund may invest up to 15%, of its net assets in illiquid securities and certain restricted securities. Each Fund may borrow up to 5% of its total assets to pay for redemptions or for other temporary or emergency purposes when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings. Under normal market conditions, the Acquiring Fund may from time to time invest temporarily up to 20% of its net assets in taxable securities of at least comparable quality to the municipal securities in which the Acquiring Fund invests. When market conditions dictate a more defensive investment strategy, each Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term municipal securities. If such high-quality, short-term municipal securities are not available or, in the judgment of the such Fund’s investment adviser, do not afford sufficient protection against adverse market conditions, each Fund may invest in taxable securities. In taking such defensive positions, the Funds would temporarily not be pursuing their principal investment strategies and may not achieve their investment objectives. Also, as a temporary measure, from time to time, the Target Fund may invest up to 10% of its total assets in tax-exempt money market funds.

Principal Investment Risks

Given the substantial similarity of investment objectives and principal investment strategies of the Funds, the Funds are subject to substantially similar principal investment risks (which are described in more detail below), including credit risk, market risk, municipal securities risk, income risk, call risk, risks of using derivative instruments and manager risk.

Credit Risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. The Funds invest primarily in securities with medium- and lower-grade credit quality. Therefore, the Funds are subject to a higher level of credit risk than a fund that invests solely in investment grade securities. Securities rated BBB by S&P or Baa by Moody’s are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess

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speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment-grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as “junk bonds”) may have less liquidity and a higher incidence of default than higher-grade securities. The Funds may incur higher expenses to protect the Funds’ interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. The Acquiring Fund may purchase securities rated as low as CC/Ca by S&P/Moody’s or unrated securities of comparable quality (whereas the Target Fund may not purchase securities rated below B-/B3 by S&P/Moody’s or unrated securities of comparable quality). Thus, the Acquiring Fund has more flexibility to purchase lower quality securities than the Target Fund and accordingly may have more credit risk than the Target Fund.

Market Risk. Market risk is the possibility that the market values of securities owned by a Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Funds have no policy limiting the maturities of investments. To the extent a Fund invests in securities with longer maturities, such Fund is subject to greater market risk than a fund investing solely in shorter-term securities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

The financial markets in general are subject to volatility and may at times experience periods of extreme volatility and uncertainty, which may affect all investment securities, including equity securities, fixed income securities and derivative instruments. During such periods, debt securities of all credit qualities may become illiquid or difficult to sell at a time and a price that a Fund would like. The markets for other securities in which the Funds may invest may not function properly, which may affect the value of such securities and such securities may become illiquid. New or proposed laws may have an impact on the Funds’ investments and the Funds’ investment adviser is unable to predict what effect, if any, such legislation may have on the Funds.

Municipal Securities Risk. Under normal market conditions, the Funds invest primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the interest on certain municipal securities may be subject to the federal alternative minimum tax. The Acquiring Fund may invest all or a substantial portion of its total assets, and the Target Fund may invest up to 20% of its total assets, in municipal securities subject to the federal alternative minimum tax. Accordingly,

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investment in the Funds could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax. Investment in the Acquiring Fund may cause shareholders to be subject to increased liability under the federal alternative minimum tax (compared to the Target Fund) and may be less suitable for shareholders who are or may become subject to the federal alternative minimum tax. Notwithstanding the greater flexibility of the Acquiring Fund to invest in securities subject to such tax, each Fund’s exposure to such securities has been comparable (and below the 20% limit of the Target Fund) in recent years; however, that does not guarantee the Acquiring Fund’s exposure will remain that low in the future. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Income Risk. The income you receive from a Fund is based primarily on interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from a Fund may drop as well.

Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Funds’ income and distributions to shareholders.

Risks of Using Derivative Instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. The Target Fund has more flexibility in the types of derivative instruments it may use compared to the Acquiring Fund.

Manager Risk. As with any managed fund, each Fund’s portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and each Fund’s performance may lag behind that of similar funds.

Management of the Funds

The Boards. The Board of each Fund is responsible for the overall supervision of the operations of each Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

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The Adviser. The Adviser is the investment adviser for each Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $86 billion under management or supervision as of June 30, 2009. Van Kampen is an indirectly wholly owned subsidiary of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The principal office address of the Adviser and Van Kampen is 522 Fifth Avenue, New York, New York 10036.

Portfolio Management. Each Fund is managed by the same members of the Adviser’s Municipal Fixed Income Team. The Municipal Fixed Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of each Fund’s portfolio are William D. Black, an Executive Director of the Adviser, Wayne D. Godlin, a Managing Director of the Adviser, and Mark E. Paris and James D. Phillips, each an Executive Director of the Adviser.

Mr. Black has been associated with the Adviser in an investment management capacity since 1998 and began managing the Acquiring Fund in March 2008 and the Target Fund in December 2007. Mr. Godlin has been associated with the Adviser in an investment management capacity since 1988 and began managing the Acquiring Fund in 1990 and the Target Fund in 2002. Mr. Paris has been associated with the Adviser in an investment management capacity since 2002 and began managing the Acquiring Fund in March 2008 and the Target Fund in December 2007. Mr. Phillips has been associated with the Adviser in an investment management capacity since 1991 and began managing the Acquiring Fund in 2002 and the Target Fund in 2002.

All team members are responsible for the execution of the overall strategy of each Fund.

Each Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the respective Fund.

The composition of the team may change from time to time.

Advisory and Other Fees

As described in more detail below, while the advisory fees of the Acquiring Fund are more than those of the Target Fund, the total annual fund operating expenses of the Acquiring Fund are currently (and on a pro forma basis are projected to be) less than those of the Target Fund. And while the Acquiring Fund’s total annual fund operating expenses are projected to slightly increase as a result of the Reorganization, to the extent

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that the Acquiring Fund’s actual total annual fund operating expenses at the time of the closing of the Reorganization are higher than its total annual fund operating expenses immediately prior to the time of the closing of the Reorganization (“expense differential”), then for a period of a year, the Adviser has agreed to waive its management fees or reimburse other expenses in an amount equal to the lesser of: (1) such expense differential or (2) the difference between the Acquiring Fund’s actual total annual fund operating expenses during such one year period and the Acquiring Fund’s total annual fund operating expenses immediately prior to the time of the closing of the Reorganization.

Under an investment advisory agreement between the Adviser and each Fund, each Fund pays the Adviser a monthly fee based upon an annual rate applied to the average daily net assets of such Fund. The Acquiring Fund’s advisory fees are as follows:

Average Daily Net Assets	Fee

First $300 million	0.60%
Next $300 million	0.55%
Over $600 million	0.50%

The Target Fund’s advisory fees are as follows:

Average Daily Net Assets	Fee

First $500 million	0.50%
Over $500 million	0.45%

During the twelve months ended March 31, 2009, the contractual advisory fees for the Acquiring Fund were 0.51% of the Acquiring Fund’s net assets.

During the twelve months ended March 31, 2009, the contractual advisory fees for the Target Fund were 0.48% of the Target Fund’s net assets.

The total annual fund operating expenses of the Acquiring Fund for the twelve months ended March 31, 2009 were 0.99% of the average daily net assets for Class A Shares, 1.74% for Class B Shares, 1.74% for Class C Shares and 0.74% for Class I Shares.

The total annual fund operating expenses of the Target Fund for the twelve months ended March 31, 2009 were 1.01% of the average daily net assets for Class A Shares, 1.76% for Class B Shares, 1.76% for Class C Shares and 0.76% for Class I Shares.

The Funds have adopted substantially similar distribution plans (the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act and have also adopted substantially similar service plans (the “Service Plans”). Each Fund can pay up to 0.25% of its respective average daily net assets attributable to Class A Shares for distribution-related expenses and for the provision of ongoing services to shareholders. Each Fund can pay up to 0.75% of its respective average daily net assets attributable to Class B Shares or Class C Shares for reimbursement of certain distribution-related expenses. In addition,

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each Fund can pay up to 0.25% of its respective average daily net assets attributable to Class B Shares or Class C Shares for the provision of ongoing services to shareholders. Class I Shares are not subject to a Distribution Plan or Service Plan and the Funds do not pay any percentage of their assets attributable to Class I Shares for distribution-related expenses or for the provision of ongoing services to shareholders. The distributor of each Fund’s shares is Van Kampen Funds Inc. (the “Distributor”), a subsidiary of Van Kampen, which is located at 522 Fifth Avenue, New York, New York 10036. For a complete description of these arrangements with respect to each Fund, see the section of each Fund’s prospectus entitled “Purchase of Shares” and the section of each Fund’s Statements of Additional Information entitled “Distribution and Service.”

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Expenses

The table below sets forth the fees and expenses, including shareholder transaction expenses and annual fund operating expenses, that investors may pay to buy and hold shares of each of the Target Fund and the Acquiring Fund, including (i) the fees and expenses paid by the Target Fund for the twelve-month period ended March 31, 2009, (ii) the fees and expenses paid by the Acquiring Fund for the twelve-month period ended March 31, 2009, and (iii) pro forma fees and expenses for the Acquiring Fund for the twelve-month period ended March 31, 2009 assuming the Reorganization had been completed as of the beginning of such period.

	Class A Shares						Class B Shares						Class C Shares						Class I Shares
					Pro						Pro						Pro				Pro
	Actual				Forma		Actual				Forma		Actual				Forma		Actual		Forma
	Target		Acquiring		Acquiring		Target		Acquiring		Acquiring		Target		Acquiring		Acquiring		Target	Acquiring	Acquiring
	Fund		Fund		Fund		Fund		Fund		Fund		Fund		Fund		Fund		Fund	Fund	Fund
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[1]	4.75%	[1]	4.75%	[1]	None		None		None		None		None		None		None	None	None
Maximum deferred sales charge (as a percentage of the lesser of the original purchase price or redemption proceeds)	None	[2]	None	[2]	None	[2]	4.00%	[3]	4.00%	[3]	4.00%	[3]	1.00%	[4]	1.00%	[4]	1.00%	[4]	None	None	None
Redemption Fee[5]	2.00%		2.00%		2.00%		2.00%		2.00%		2.00%		2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Exchange Fee[5]	2.00%		2.00%		2.00%		2.00%		2.00%		2.00%		2.00%		2.00%		2.00%		2.00%	2.00%	2.00%
Account Maintenance (Low Balance) Fee (for accounts under the Low Balance Amount)[6]	$12/yr		$12/yr		$12/yr		$12/yr		$12/yr		$12/yr		$12/yr		$12/yr		$12/yr		None	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management fees[9]	0.48%		0.51%		0.51%		0.48%		0.51%		0.51%		0.48%		0.51%		0.51%		0.48%	0.51%	0.51%
Distribution and/or service (12b-1 fees)[7]	0.25%		0.25%		0.25%		1.00%		1.00%		1.00%		1.00%		1.00%		1.00%		None	None	None
Other expenses[8,9]	0.28%		0.23%		0.24%		0.28%		0.23%		0.24%		0.28%		0.23%		0.24%		0.28%	0.23%	0.24%
Total annual fund operating expenses (as a percentage of net assets)[8,9]	1.01%		0.99%		1.00%		1.76%		1.74%		1.75%		1.76%		1.74%		1.75%		0.76%	0.74%	0.75%

[1]	Reduced on investments of $100,000 or more. Class A Shares of the Acquiring Fund received pursuant to the Reorganization will not be subject to a sales charge.

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[2]	Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of purchase.

[3]	Class B Shares of the Acquiring Fund are subject to a contingent deferred sales charge equal to 4.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced to zero after a six-year period as follows: Year 1 — 4.00%; Year 2 — 4.00%; Year 3 — 3.00%; Year 4 — 2.50%; Year 5 — 1.50%; Year 6 and after — None. Class B Shares of the Target Fund are subject to a contingent deferred sales charge equal to 4.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced to zero after a seven year period as follows: Year 1 — 4.00%; Year 2 — 3.75%; Year 3 — 3.50%; Year 4 — 2.50%; Year 5 — 1.50%; Year 6 — 1.00%; Year 7 and after — None. The holding period and conversion schedule for Class B Shares or Class C Shares of the Acquiring Fund received in connection with the Reorganization will be measured from the earlier time that (i) the holder purchased such shares from the Target Fund, or (ii) the holder purchased such shares from any other Van Kampen fund advised by the Adviser or its affiliates and distributed by the Distributor and subsequently exchanged them for shares of the Target Fund.

[4]	Class C Shares of each Fund are subject to a contingent deferred sales charge equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase, which charge is reduced to zero thereafter. The holding period of Class C Shares of the Acquiring Fund received by shareholders in the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased shares of any other Van Kampen fund and subsequently exchanged them for shares of the Target Fund.

[5]	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase.

[6]	See “Purchase of Shares — How to Buy Shares” in each Fund’s prospectus for a description of the fee, including exceptions.

[7]	Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

[8]	As described in each Fund’s financial statements, certain inverse floating rate investments are created in underlying dealer trusts and are accounted for by each Fund as secured borrowings. Among other things, the effects of reporting any inverse floaters this way are to increase each Fund’s assets and liabilities by corresponding and equal amounts, and to increase interest income and interest and residual trust expenses by corresponding and equal amounts. Thus, this reporting does not impact each Fund’s net asset values per share or each Fund’s total returns, however, this reporting does impact expense ratio (due to the increased expenses as a percentage of net assets). For the Target Fund, absent such interest and residual trust expenses, “Other expenses” in the table would have been 0.15% for Class A Shares, 0.15% for Class B Shares, 0.15% for Class C Shares and 0.15% for Class I Shares and “Total annual fund operating expenses” in the table would have been 0.88% for Class A Shares, 1.63% for Class B Shares, 1.63% for Class C Shares and 0.63% for Class I Shares. For the Acquiring Fund, absent such interest and residual trust expenses, “Other expenses” in the table would have been 0.10% for Class A Shares, 0.10% for Class B Shares, 0.10% for Class C Shares and 0.10% for Class I Shares and “Total annual fund operating expenses” in the table would have been 0.86% for Class A Shares, 1.61% for Class B Shares, 1.61% for Class C Shares and 0.61% for Class I Shares. For the pro forma Acquiring Fund, absent such interest and residual trust expenses, “Other expenses” in the table would have been 0.11% for Class A Shares, 0.11% for Class B Shares, 0.11% for Class C Shares and 0.11% for Class I Shares and

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“Total annual fund operating expenses” in the table would have been 0.87% for Class A Shares, 1.62% for Class B Shares, 1.62% for Class C Shares and 0.62% for Class I Shares.

[9]	Based on the March 31, 2009 information shown in the table and footnote 8 above, the Acquiring Fund’s total annual operating expenses are projected to increase as a result of the Reorganization. If at the time of the closing of the Reorganization, the Acquiring Fund’s pro forma total annual operating expenses are higher than its total annual operating expenses immediately prior to the time of the closing of the reorganization (“expense differential”), then for a period of a year, the Adviser has agreed to voluntarily waive its management fees or reimburse other expenses in an amount equal to the lesser of: (1) such expense differential or (2) the difference between the Acquiring Fund’s actual total annual operating expenses during such one year period and the Acquiring Fund’s total annual operating expenses immediately prior to the time of the closing of the Reorganization. Based on the March 31, 2009 information shown in the table and footnote 8 above, such waiver or reimbursement is expected to equal 0.01% or less for each share class; however, any actual waiver or reimbursement may differ based on the criteria specified in the preceding sentence.

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Example.  The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganization with the costs of investing in each of the Target Fund and the Acquiring Fund without the Reorganization. The example assumes that you invest $10,000 in each Fund for the time periods indicated and contemplate two scenarios: (i) that you redeem all of your shares at the end of those periods and (ii) that you do not redeem your shares at the end of those periods. The example also assumes that your investments have a 5% return each year and that each Fund’s operating expenses remain the same each year (except for the ten-year amounts for Class B Shares, which reflect the conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Class A Shares			Class B Shares						Class C Shares			Class I Shares
	Actual		Pro Forma	Actual				Pro Forma		Actual		Pro Forma	Actual		Pro Forma
	Target	Acquiring	Acquiring	Target		Acquiring		Acquiring		Target	Acquiring	Acquiring	Target	Acquiring	Acquiring
	Fund	Fund	Fund	Fund		Fund		Fund		Fund	Fund	Fund	Fund	Fund	Fund

Total operating expenses assuming redemption at the end of the period
One year	$573	$571	$572	$579		$577		$578		$279	$277	$278	$78	$76	$77
Three years	$781	$775	$778	$904		$848		$851		$554	$548	$551	$243	$237	$240
Five years	$1,006	$996	$1,001	$1,104		$1,094		$1,099		$954	$944	$949	$422	$411	$417
Ten years	$1,653	$1,630	$1,641	$1,875	*	$1,853	*	$1,864	*	$2,073	$2,052	$2,062	$942	$918	$930
Total operating expenses assuming no redemption at the end of the period
One year	$573	$571	$572	$179		$177		$178		$179	$177	$178	$78	$76	$77
Three years	$781	$775	$778	$554		$548		$551		$554	$548	$551	$243	$237	$240
Five years	$1,006	$996	$1,001	$954		$944		$949		$954	$944	$949	$422	$411	$417
Ten years	$1,653	$1,630	$1,641	$1,875	*	$1,853	*	$1,864	*	$2,073	$2,052	$2,062	$942	$918	$930

*	Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

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Purchase, Valuation, Redemption and Exchange of Shares

Each Fund offers four classes of shares. The offering price of each Fund’s shares is based upon the Fund’s net asset value per share (plus sales charges, where applicable). The net asset value per share for each class of shares of each Fund is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (currently 4:00 p.m., New York time) each day when the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in that Fund’s portfolio securities such that the Fund’s net asset value per share might be materially affected. The Board of each Fund reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share of each Fund is determined by dividing the value of such Fund’s portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation for each Fund is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Board. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Changes in valuations on certain securities may occur at times or on days on which a Fund’s net asset value is not calculated and on which a Fund does not effect sales, redemptions and exchanges of its shares. Each Fund calculates net asset value per share, and therefore affects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. If events materially affecting the value portfolio securities occur between the time when their price is determined and the time when a Fund’s net asset value is calculated, such securities may be valued at their fair value as determined in good faith based in accordance with procedures established by the Board of each Fund, an effect of which may be to foreclose opportunities available to market timers or short-term traders.

The Class A Shares of each Fund are subject to an initial sales charge of up to 4.75%. The initial sales charge applicable to Class A Shares of the Acquiring Fund will be waived for Class A Shares acquired in the Reorganization. Any subsequent purchases of Class A Shares of the Acquiring Fund after the Reorganization will be subject to an initial sales charge of up to 4.75%, excluding Class A Shares purchased through the dividend reinvestment plan. Purchases of Class A Shares of each Fund in amounts of $1 million or more are not subject to an initial sales charge, but a contingent deferred

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sales charge of up to 1.00% may be imposed on certain redemptions made within eighteen months of purchase. No contingent deferred sales charge will be imposed on Class A Shares of the Target Fund in connection with the Reorganization.

The Class B Shares of each Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 4.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase. For the Acquiring Fund, the contingent deferred sales charge is reduced to zero after a six year period as follows: Year 1 — 4.00%; Year 2 — 4.00%; Year 3 — 3.00%; Year 4 — 2.50%; Year 5 — 1.50%; Year 6 and after — None. For the Target Fund, the contingent deferred sales charge is reduced to zero after a seven year period as follows: Year 1 — 4.00%; Year 2 — 3.75%; Year 3 — 3.50%; Year 4 — 2.50%; Year 5 — 1.50%; Year 6 — 1.00%; Year 7 and after — None.

The Class C Shares of each Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase, which sales charge is reduced to zero thereafter.

No contingent deferred sales charge will be imposed on Class B Shares or Class C Shares of the Target Fund in connection with the Reorganization. The holding period and conversion schedule for Class B Shares or Class C Shares of the Acquiring Fund received in connection with the Reorganization will be measured from the earlier time that (i) the holder purchased such shares from the Target Fund, or (ii) the holder purchased such shares from any other Van Kampen fund advised by the Adviser or its affiliates and distributed by the Distributor and subsequently exchanged them for shares of the Target Fund.

Class I Shares of each Fund are not subject to either an initial sales charge or a contingent deferred sales charge. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.

Shares of each Fund may be purchased by check, by electronic transfer, by bank wire or by exchange from certain other Van Kampen funds advised by the Adviser or its affiliates and distributed by the Distributor. For a complete description regarding purchase of shares and exchange of shares of each Fund, see the sections of each Fund’s prospectus entitled “Purchase of Shares” and “Shareholder Services — Exchange Privilege.”

Shares of each Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (other than any applicable

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sales charge). Shares of each Fund may be redeemed or exchanged by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or electronic transfer). If a shareholder of any Fund attempts to redeem shares within a short time after they have been purchased by check, the respective Fund may delay payment of the redemption proceeds until such Fund can verify that payment for the purchase of the shares has been (or will be) received, usually a period of up to 15 days.

The Target Fund has been closed to new investors since June 12, 2009. It is anticipated that existing shareholders of the Target Fund may continue to purchase shares of the Target Fund until the close of business on the business day immediately preceding the Closing Date. As of the close of business on the business day immediately preceding the Closing Date, the transfer books of the Target Fund will be closed and no further purchases of the Target Fund will be permitted. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the Closing Date will be fulfilled by the Target Fund. Redemption requests or transfer instructions received by the Target Fund after that date will be treated by the Target Fund as a request for the redemption or instructions for the transfer of the shares of the Acquiring Fund credited to the accounts of the shareholders of the Target Fund. Redemption requests or transfer instructions received by the Target Fund after the close of business on the day prior to the Closing Date will be forwarded to the Acquiring Fund. For a complete description of the redemption arrangements for each Fund, see the section of each Fund’s prospectus entitled “Redemption of Shares.” If the Reorganization is not approved, the Board will then consider reopening the Target Fund to new and/or existing investors.

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Capitalization

The following table sets forth the capitalization of the Target Fund and the Acquiring Fund, as of March 31, 2009, and the pro forma capitalization of the Acquiring Fund as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

Capitalization as of March 31, 2009 (unaudited)

	Actual		Pro Forma*
	Target	Acquiring	Acquiring
	Fund	Fund	Fund

Net assets (in thousands)
Class A Shares	$799,730	$2,608,713	$3,408,203
Class B Shares	52,422	298,332	350,738
Class C Shares	118,859	568,416	687,240
Class I Shares	51	68,951	69,002

Total	971,062	3,544,412	4,515,183
Net asset value per share
Class A Shares	$8.87	$7.88	$7.88
Class B Shares	8.87	7.88	7.88
Class C Shares	8.95	7.87	7.87
Class I Shares	8.88	7.90	7.90
Shares outstanding (in thousands)
Class A Shares	90,139	331,011	432,469
Class B Shares	5,911	37,864	44,515
Class C Shares	13,278	72,248	87,346
Class I Shares	6	8,729	8,735

Total	109,334	449,852	573,065
Shares authorized
Class A Shares	unlimited	unlimited	unlimited
Class B Shares	unlimited	unlimited	unlimited
Class C Shares	unlimited	unlimited	unlimited
Class I Shares	unlimited	unlimited	unlimited

*	The Pro Forma column reflects a $291,300 adjustment, which is that portion of the non-recurring cost associated with the Reorganization estimated to be allocated to the Target Fund based on March 31, 2009 information. The $291,300 expense is allocated as follows: $239,904 to Class A Shares, $15,726 to Class B Shares, $35,655 to Class C Shares and $15 to Class I Shares, to be borne by the Target Fund. See “Information About the Reorganization — Expenses of the Reorganization” for additional information.

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The pro forma shares outstanding reflect the issuance by the Acquiring Fund of approximately 101,458,000 Class A Shares, 6,651,000 Class B Shares, 15,098,000 Class C Shares and 6,000 Class I Shares, reflecting the exchange of the assets and liabilities of the Target Fund for newly issued shares of the Acquiring Fund at the pro forma net asset value per share. The aggregate value of the shares that a Target Fund shareholder receives in the Reorganization will equal the aggregate value of the Fund shares and shares owned immediately prior to the Reorganization. It is not anticipated that the Acquiring Fund will sell assets of the Target Fund acquired in the Reorganization other than in the ordinary course of business.

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Annual Performance Information

The following chart shows the annual returns of each Fund’s Class A Shares for the past 10 calendar years. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower.

The Target Fund’s return for the three-month period ended March 31, 2009 for Class A Shares was 6.59%. The Acquiring Fund’s return for the three-month period ended March 31, 2009 for Class A Shares was 7.19%. As a result of market activity, current performance may vary from the figures shown.

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During its ten-year period shown in the bar chart, the Target Fund’s highest quarterly return for Class A Shares was 3.69% (for the quarter ended September 30, 2004) and its lowest quarterly return for Class A Shares was -21.18% (for the quarter ended December 31, 2008). During its ten-year period shown in the bar chart, the Acquiring Fund’s highest quarterly return for Class A Shares was 3.88% (for the quarter ended June 30, 2003) and its lowest quarterly return for Class A Shares was -18.08% (for the quarter ended December 31, 2008).

The annual returns for each Fund’s Class B Shares, Class C Shares and Class I Shares would be substantially similar to those shown for Class A Shares because all of each Fund’s shares are invested in the same respective portfolio of securities; however, the actual annual returns for Class B Shares and Class C Shares would be lower than, and the actual annual returns for Class I Shares would be higher than, the annual returns shown for each Fund’s Class A Shares because of differences in expenses borne by each class of shares.

Comparative Performance Information

As a basis for evaluating each Fund’s performance and risks, the following tables show how each Fund’s performance compares with the Barclays Capital High Yield Municipal Bond Index* and the Barclays Capital Municipal Bond Index**, two broad-based market indices that the Fund’s investment adviser believes are appropriate benchmarks for the Fund, and a blended index comprised of 60% Barclays Capital High Yield Municipal Bond Index* and 40% Barclays Capital Municipal Bond Index**. Each Fund’s performance figures include the maximum sales charges paid by investors. The indices’ performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before-tax returns for each class of shares, the table also shows after-tax returns for each Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after-tax returns for each Fund’s Class B Shares, Class C Shares and Class I Shares will vary from the Class A Shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

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Average annual total returns are shown below for each class of shares for each Fund for the periods ended December 31, 2008 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance (before and after taxes) of a Fund is not indicative of its future performance.

Average Annual Total Returns for the Period Ended December 31, 2008

	Target Fund				Acquiring Fund
			Past 10				Past 10
			Years or				Years or
	Past 1	Past 5	Since		Past 1	Past 5	Since
	Year	Years	Inception		Year	Years	Inception

Class A Shares
Return Before Taxes	-30.80%	-3.82%	-0.46%		-27.61%	-2.24%	0.97%
Return After Taxes on Distributions	-30.80%	-3.83%	-0.46%		-27.61%	-2.25%	0.96%
Return After Taxes on Distributions and Sale of Fund Shares	-18.13%	-2.13%	0.58%		-16.09%	-0.87%	1.78%
Class B Shares
Return Before Taxes	-30.68%	-3.85%	-0.57	%(a)	-27.47%	-2.26%	0.85	%(a)
Class C Shares
Return Before Taxes	-28.63%	-3.62%	-0.66%		-25.28%	-2.02%	0.70%
Barclays Capital High Yield Municipal Bond Index*	-27.01%	-1.07%	1.76%		-27.01%	-1.07%	1.76%
Barclays Capital Municipal Bond Index**	-2.47%	2.71	4.26%		-2.47%	2.71%	4.26%
Blended Index (60% Barclays Capital High Yield Municipal Bond Index* and 40% Barclays Capital Municipal Bond Index**)	-17.82%	0.49%	2.79%		-17.82%	0.49%	2.79%
Class I Shares
Return Before Taxes	-27.15%	N/A	-26.46	%(1)	-23.83%	N/A (b)	-7.33	%(2)
Barclays Capital High Yield Municipal Bond Index*	-27.01%	N/A	-26.32	%(1)	-27.01%	N/A	-8.60	%(2)
Barclays Capital Municipal Bond Index**	-2.47%	N/A	-2.28	%(1)	-2.47%	N/A	1.63	%(2)
Blended Index (60% Barclays Capital High Yield Municipal Bond Index* and 40% Barclays Capital Municipal Bond Index**)	-17.82%	N/A	-17.34	%(1)	-17.82%	N/A	-4.54	%(2)

Return information provided since (1) 12/19/07, (2) 3/1/06.

N/A—Not applicable.

*	The Barclays Capital High Yield Municipal Bond Index consists of bonds that are noninvestment grade, unrated, or rated below Ba1 by Moody’s with a remaining maturity of at least one year.

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**	The Lehman Brothers Municipal Bond Index, which has been previously shown in the Funds’ prospectuses, changed its name to Barclays Capital Municipal Bond Index as of November 3, 2008. The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. Based on each Fund’s asset composition, each Fund’s investment adviser believes that Barclays Capital High Yield Municipal Bond Index is a more appropriate broad-based benchmark for each Fund than the Barclays Capital Municipal Bond Index. Accordingly, the Barclays Capital Municipal Bond Index will not be shown on its own in future prospectuses of either Fund.

(a)	The “Past 10 Years” performance for Class B Shares reflects the conversion of such shares into Class A Shares eight years after the end of the calendar month in which the shares were purchased.

(b)	Class I Shares of the Acquiring Fund commenced investment operations on March 1, 2006 and thus, do not have 5 calendar years of return information to report.

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Other Service Providers

The transfer agent for each of the Funds is Van Kampen Investor Services Inc., a wholly owned subsidiary of Van Kampen, which is located at 522 Fifth Avenue, New York, New York 10036. The independent registered public accounting firm for each of the Target Fund and the Acquiring Fund is Ernst & Young LLP. The custodian for each of the Funds is State Street Bank and Trust Company.

Governing Law

The Target Fund is a series of Van Kampen Tax Free Trust, a statutory trust organized under the laws of the State of Delaware. The Acquiring Fund is a series of Van Kampen Tax-Exempt Trust, a statutory trust organized under the laws of the State of Delaware. Each Fund is subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws.

Consistent with Delaware law, each Fund has authorized the issuance of an unlimited number of shares. Each of the Fund’s organizational documents allow each Fund’s Board to create one or more separate investment portfolios and to establish a separate series of shares for each portfolio and to further subdivide the shares of a series into one or more classes.

Neither Fund is required, and neither Fund anticipates, holding annual meetings of its shareholders. Each Fund has certain mechanics whereby shareholders can call a special meeting of their Fund. Shareholders generally have the right to approve investment advisory agreements, elect trustees, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or deemed desirable by their Boards.

The business of each of the Target Fund and the Acquiring Fund is supervised by the respective Board of such Fund. Each Board consists of the same members. For the Target Fund and the Acquiring Fund, trustee vacancies may be filled by approval of a majority of the trustees then in office subject to provisions of the 1940 Act. Trustees’ terms are until the later of the election of such person’s successor or resignation or removal. Each Fund has the same mandatory retirement age provisions for trustees.

The foregoing is only a summary of certain governing provisions of each Fund. It is not intended to be a complete list of governing provisions and shareholders should refer to the provisions of each Fund’s applicable organizational documents for a more thorough discussion. Each Fund’s organizational documents are filed as part of each Fund’s registration statements with the SEC, and shareholders may obtain copies of such documents as described on page 2 of this Prospectus/Proxy Statement.

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INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A, B, C and I Shares of the Acquiring Fund. The Acquiring Fund Class A, B, C and I Shares issued to the Target Fund will have an aggregate value equal to the aggregate value of the Target Fund shares immediately prior to the Reorganization. Upon receipt by the Target Fund of the Acquiring Fund Class A, B, C and I Shares, the Target Fund will distribute the shares to Target Fund shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Fund will dissolve under applicable state law.

The Target Fund will distribute the Acquiring Fund Class A, B, C and I Shares received by it pro rata to its Target Fund shareholders of record in exchange for their shares in the Target Fund. This distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the Acquiring Fund Class A, B, C and I Shares previously credited on those books to the accounts of the Target Fund shareholders. Each newly-opened account on the books of the Acquiring Fund for the previous Target Fund shareholders will represent the respective pro rata number of Acquiring Fund Class A, B, C and I Shares due such shareholder.

Accordingly, as a result of the Reorganization, each Target Fund shareholder would own Acquiring Fund Class A, B, C and I Shares that would have an aggregate value immediately after the Closing Date equal to the aggregate value of that shareholder’s Target Fund shares immediately prior to the Closing Date. The interests of each of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Fund or the Acquiring Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in any of the separate Funds.

No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of Acquiring Fund Class A, B, C and I Shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Fund that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization

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Agreement, a form of which is attached as Appendix A to the Reorganization Statement of Additional Information.

Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire all of the assets and the liabilities of the Target Fund on the Closing Date in exchange for Class A, B, C and I Shares of the Acquiring Fund.

Subject to the Target Fund’s shareholders approving the Reorganization, the Closing Date will be approximately 30 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Meeting or such later date as soon as practicable thereafter as the Acquiring Fund and the Target Fund may mutually agree.

On the Closing Date, the Target Fund will transfer to the Acquiring Fund all of its assets and liabilities. The Acquiring Fund will in turn transfer to the Target Fund a number of its Class A, B, C and I Shares equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Fund’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

The Target Fund expects to distribute the Class A, B, C and I Shares of the Acquiring Fund to its shareholders promptly after the Closing Date and then dissolve pursuant to a plan of dissolution adopted by the Board.

The Acquiring Fund and the Target Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Fund’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

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•	the effectiveness under applicable law of the registration statement of the Acquiring Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•	the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Target Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of such Target Fund’s shareholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

The Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund’s shareholders (as described more fully in “Reasons for the Proposed Reorganization” below) and that the interests of the Target Fund’s existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Proposed Reorganization

The Board, based upon its evaluation of all relevant information, has determined that the Reorganization will benefit the Target Fund shareholders in several ways. The Board believes that the Reorganization would permit the Target Fund’s shareholders to (i) achieve certain economies of scale from the combined fund’s larger net asset size upon consummation of the Reorganization and the potentially lower total annual fund operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the Funds and (iii) obtain potentially lower portfolio transaction costs.

The Board believes that combining the Target Fund’s assets with the assets of the Acquiring Fund should lead to reduced total annual fund operating expenses for shareholders of the Target Fund, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. Any reductions in expenses on a per share basis should, in turn, have a favorable effect on the relative total return to shareholders.

In addition, the Board believes that consolidating the Target Fund with the Acquiring Fund should eliminate the duplication of services and expenses that currently exists as a result of their separate operations. Consolidating the separate operation of the Target Fund with the Acquiring Fund should promote more efficient operations on a more cost-effective basis.

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Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that the Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to each Fund (“Skadden Arps”), dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund Class A, B, C and I Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, and the subsequent liquidation of the Target Fund.

•	No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its Class A, B, C and I Shares of such Target Fund solely for, respectively, Class A, B, C and I Shares of the Acquiring Fund pursuant to the Reorganization.

•	The aggregate tax basis of the Acquiring Fund Class A, B, C and I Shares received by a Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of, respectively, Class A, B, C and I Shares of the Target Fund surrendered in exchange therefor.

•	The holding period of the Acquiring Fund Class A, B, C and I Shares received by a Target Fund shareholder pursuant to the Reorganization will include the holding period of, respectively, Class A, B, C and I Shares of the Target Fund surrendered in exchange therefor.

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•	The Acquiring Fund’s tax basis in the Target Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period of such assets will include the period during which the assets were held by the Target Fund.

The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The Acquiring Fund intends to continue to be taxed under the rules applicable to registered investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

The Acquiring Fund will succeed to the capital loss carry-forwards of the Target Fund, which will be subject to the limitations described below. Both the Acquiring Fund and the Target Fund have capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset their respective capital gains. As a result of the Reorganization, however, the Target Fund will undergo an “ownership change” for tax purposes (because the Target Fund is significantly smaller than the Acquiring Fund), and accordingly, the capital loss carryforwards (and certain “built-in losses”) of the Target Fund will be limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual amount (generally the product of the net asset value of the Target Fund immediately prior to the ownership change and an interest rate established by the IRS for the month of the Closing Date in 2009 (for example, such rate is 4.61% for June 2009)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. The Acquiring Fund’s capital loss carryforwards should not be limited solely by reason of the Reorganization. In addition, for five years beginning after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards (and certain “built-in losses”) attributable to the other Fund.

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Expenses of the Reorganization

If the Reorganization is approved by shareholders, the expenses incurred for the Reorganization will be allocated among the Funds based on each Fund’s projected total annual fund operating expense savings (including any waivers); provided, however, that any expense amount allocated to a Fund that is not expected to be recouped over a two year period (a payback period which the Board and management has determined to be reasonable) shall be borne by such Fund’s Adviser. As shown above in “Comparison of the Funds — Expenses,” the Acquiring Fund is not expected to see a decline in its total annual fund operating expenses upon completion of the Reorganization and the Target Fund is projected to experience a decline in its total annual fund operating expenses (including any waivers) upon completion of the Reorganization. Accordingly, the Acquiring Fund will not pay any expenses associated with the Reorganization and the Target Fund will be allocated all of the Reorganization expenses, provided that the Target Fund’s Adviser bears any Reorganization expenses not projected to be covered by estimated net operating expense savings (including any waivers) within two years after the Reorganization. If the Reorganization is not approved by shareholders of the Target Fund, the Adviser will bear the costs of the proposed Reorganization. Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Boards; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing each Fund’s materials for the Board, attending the Funds’ Board meetings and preparing the Board minutes; auditing fees associated with each Fund’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Funds estimates the total cost of the Reorganization to be approximately $521,000. Applying the methodology described above based on March 31, 2009 information, if the Reorganization is approved by shareholders, the amount expected to be allocated to the Target Fund is $291,300, which reflects the projected benefits to the Target Fund based on projected lower total annual fund operating expenses (including any waivers) within two years after the Reorganization; the remainder of $229,700 is allocated to the Target Fund’s Adviser. Such amounts are subject to change and final allocations are made based on the methodology described herein computed at the time of the closing of the Reorganization. If the Reorganization is not approved by shareholders, all of the Reorganization expenses are borne by the Adviser. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the

34

Acquiring Fund. Such shares of the Acquiring Fund will retain the same shareholder account options as a shareholder had previously established for their Target Fund shares. The shareholder services and shareholder programs of the Acquiring Fund and the Target Fund are substantially similar. Shareholders of the Target Fund who are accumulating Target Fund shares under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to such Target Fund shares, will retain the same rights and privileges after the Reorganization in connection with the Acquiring Fund Class A, B, C or I Shares received in the Reorganization through substantially similar plans maintained by the Acquiring Fund. Please contact Van Kampen’s Client Relations Department at 1-800-231-2808 if you have any questions about these matters.

It will not be necessary for shareholders of the Target Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the Target Fund, such certificates will become null and void. However, Target Fund shareholders holding such certificates may want to present such certificates to receive certificates of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Class A, B, C and I Shares of the Acquiring Fund will be passed on by Skadden Arps, 155 North Wacker Drive, Chicago, Illinois 60606, which serves as counsel to each of the Funds. Wayne W. Whalen, a partner of Skadden Arps, is a trustee of each Fund.

Shareholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Shareholder approval of the Reorganization Agreement requires the affirmative vote of shareholders of the Target Fund representing a majority of the outstanding shares of the Target Fund. The Board recommends that you vote “FOR” the Reorganization.

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OTHER INFORMATION

Shareholder Information

At the close of business on July 24, 2009 (the “Record Date”), the Acquiring Fund had outstanding 351,195,216 Class A Shares, 37,035,699 Class B Shares, 79,019,485 Class C Shares and 11,051,794 Class I Shares. As of the Record Date, the trustees and officers of the Acquiring Fund as a group owned less than 1% of the shares of the Acquiring Fund. As of the Record Date, no person was known by the Acquiring Fund to own beneficially or of record as much as 5% of the Class A, B, C or I Shares of the Acquiring Fund except as follows:

		Approximate
		Percentage of
		Ownership
Shareholder and Address	Class of Shares	on July 24, 2009

Edward Jones & Co.	A	25%
Attn: Mutual Fund Shareholder Accounting	B	27%
201 Progress Pkwy	C	6%
Maryland Hts, MO 63043
First Clearing LLC	A	11%
Special Custody Acct.	B	15%
2801 Market St.	C	15%
Saint Louis, MO 63103
MLPF&S	A	8%
For the sole benefit of its customers	B	7%
Attn: Fund Admin	C	18%
4800 Deer Lake Dr. E 2nd Fl
Jacksonville, FL 32246
Morgan Stanley & Co.	A	6%
Harborside Financial Center	B	5%
Plaza II 3rd Floor	C	10%
Jersey City, NJ 07311
UBS WM USA	A	5%
Omni Acct M/F	C	6%
Attn: Department Manager
499 Washington Blvd 9th Fl.
Jersey City, NJ 07310
Citigroup Global Markets Inc.	C	7%
Attn: Cindy Tempest 7th Fl.	I	24%
333 W 34th St
New York, NY 10001

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At the close of business on the Record Date, the Target Fund had outstanding 88,876,679 Class A Shares, 5,806 Class B Shares, 5,728,817 Class C Shares and 13,191,689 Class I Shares. As of the Record Date, the trustees and officers of the Target Fund as a group owned less than 1% of the shares of the Target Fund. As of the Record Date, no person was known by the Target Fund to own beneficially or of record as much as 5% of the Class A, B, C or I Shares of the Target Fund except as follows:

		Approximate
		Percentage of
		Ownership
Shareholder and Address	Class of Shares	on July 24, 2009

Edward Jones & Co.	A	37%
Attn: Mutual Fund Shareholder Accounting	B	36%
201 Progress Pkwy	C	10%
Maryland Hts, MO 63043
First Clearing LLC	A	13%
Special Custody Acct.	B	21%
2801 Market St.	C	17%
Saint Louis, MO 63103
MLPF&S	C	21%
For the sole benefit of its customers Attn: Fund Admin 97FY0 4800 Deer Lake Dr. E 2nd Fl. Jacksonville, FL 32246
Morgan Stanley & Co.	C	7%
Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311
UBS WM USA	C	6%
Omni Acct M/F Attn: Department Manager 499 Washington Blvd 9th Fl. Jersey City, NJ 07310
Pershing LLC	C	5%
1 Pershing Plaza	I	74%
Jersey City, NJ 07399
LPL Financial	I	26%
FBO Customer Accts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150

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Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of a Fund should send such proposal to the respective Fund at 1 Parkview Plaza – Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in any proxy statement.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about September 4, 2009. Shareholders of the Target Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, facsimile or oral communication. The Target Fund may retain Computershare Fund Services, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The estimated cost of additional telephone solicitation by Computershare Fund Services is approximately $66,500. The proxy solicitation expenses are an expense of the Reorganization and will be allocated proportionately based on the expected benefits of the Reorganization as described herein.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on such proposals, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

38

VOTING INFORMATION AND REQUIREMENTS

The affirmative vote of shareholders representing a majority of the outstanding shares of the Target Fund is required to approve the Reorganization Agreement. The Board has fixed the close of business on July 24, 2009 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Target Fund shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

Target Fund shareholders may vote by appearing in person at the Meeting, by returning the enclosed proxy ballot or by casting their vote by telephone or internet using the instructions provided on the enclosed proxy card. Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the secretary of the Target Fund or by voting in person at the Meeting. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of the proposed Reorganization. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” each proposal as to which it is entitled to vote. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) have the same effect as votes “AGAINST” the Reorganization, since approval of the proposal is based on the affirmative vote of a majority of the total shares outstanding. A majority of the outstanding shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

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If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Stefanie V. Chang Yu
August 31, 2009	Vice President and Secretary

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Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC.

STATEMENT OF ADDITIONAL INFORMATION
Relating to the Acquisition of the Assets and Liabilities of
VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

By and In Exchange for Shares of

VAN KAMPEN HIGH YIELD MUNICIPAL FUND

Dated August 31, 2009

This Statement of Additional Information is available to the shareholders of the Van Kampen Strategic Municipal Income Fund (the “Target Fund”) in connection with proposed reorganization (“the Reorganization”) whereby all of the assets and liabilities of the Target Fund would be transferred to Van Kampen High Yield Municipal Fund (the “Acquiring Fund”) in exchange for Class A, B, C and I Shares of the Acquiring Fund. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus/Proxy Statement dated August 31, 2009 related to the Reorganization (the “Prospectus/Proxy Statement”).

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. A copy of the Prospectus/Proxy Statement may be obtained, without charge, by writing to the Van Kampen Client Relations Department at 1 Parkview Plaza – Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling 1-800-847-2424.

The Acquiring Fund will provide, without charge, upon the request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION

The shareholders of the Target Fund are being asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A, B, C and I Shares of the Acquiring Fund, (ii) distribute such shares to its shareholders and (iii) be dissolved. A form of the Reorganization Agreement is attached hereto as Appendix A.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Incorporated herein by reference in its entirety is the Statement of Additional Information for the Van Kampen High Yield Municipal Fund dated March 31, 2009, which has been filed with the Securities and Exchange Commission (the “SEC”) and is attached hereto as Appendix B.

Incorporated herein by reference in its entirety is the Statement of Additional Information for the Van Kampen Strategic Municipal Income Fund dated January 30, 2009, which has been filed with the SEC and is attached as Appendix C.

FINANCIAL STATEMENTS

Incorporated herein by reference in their respective entireties are (i) the audited annual financial statements, including the opinion of independent registered public accounting firm, of the Target Fund, dated September 30, 2008, included as part of the Target Fund Form N-CSR as filed with the SEC on November 26, 2008, (ii) the unaudited semi-annual financial statements of the Target Fund, dated March 31, 2009, included as part of the Target Fund Form N-CSRS as filed with the SEC on May 28, 2009 and (iii) the audited annual financial statements of the Acquiring Fund, dated November 30, 2008, included as part of the Acquiring Fund Form N-CSR as filed with the SEC on January 30, 2009. Annual and semi-annual reports referenced as part of a Fund’s filing on Form N-CSR or Form N-CSRS may be obtained by following the instructions on the cover of this Statement of Additional Information and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street, N.E., Washington, DC 20549-0102.

PRO FORMA FINANCIAL STATEMENTS

Attached hereto as Appendix D are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganization.

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AGREEMENT AND PLAN OF REORGANIZATION
          This Agreement and Plan of Reorganization (the “Agreement”) is made as of May 20, 2009 by Van Kampen Tax-Exempt Trust (the “Tax-Exempt Trust”), a registered open-end investment company, SEC File No. 811-4746, on behalf of its series, Van Kampen High Yield Municipal Fund (the “Acquiring Fund”) and Van Kampen Tax Free Trust (the “Tax Free Trust”), a registered open-end investment company, SEC File No. 811-4386, on behalf of its series, Van Kampen Strategic Municipal Income Fund (the “Target Fund”).
W I T N E S S E T H:
          WHEREAS, the Board of Trustees of the Tax-Exempt Trust, on behalf of the Acquiring Fund (the “Acquiring Fund Board”), and the Board of Trustees of the Tax Free Trust, on behalf of the Target Fund (the “Target Fund Board” and, together with the Acquiring Fund Board, the “Boards”), have determined that entering into this Agreement whereby the Target Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, is in the best interests of the shareholders of their respective fund; and
          WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);
          NOW, THEREOFRE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:
I.	PLAN OF TRANSACTION.
A.	Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Fund (including accrued interest to the Closing Date) (as defined below)), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).

B.	Consideration. In consideration thereof, the Acquiring Fund agrees that the Acquiring Fund at the closing will (i) deliver to the Target Fund, full and fractional Class A, Class B, Class C and Class I common shares of beneficial interest, $0.01 par value per share, of the Acquiring Fund with an aggregate net asset value equal to the aggregate dollar value of the Assets net of any liabilities of the Target Fund described in Section 3.E. hereof (the “Liabilities”) determined pursuant to Section 3.A. of this Agreement (collectively, the “Acquiring Fund Shares”) and (ii) assume all of the Liabilities of the Target Fund. The calculation of full and fractional Acquiring Fund Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Fund Shares delivered to the Target Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.
II.	CLOSING OF THE TRANSACTION.
A.	CLOSING DATE. The closing shall occur within thirty (30) business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement will be considered and approved, or such later date as soon as practicable thereafter, as the parties may mutually agree (the “Closing Date”). On the Closing Date, the Acquiring Fund shall deliver to the Target Fund the Acquiring Fund Shares in the amount determined pursuant to Section 1.B. hereof and the Target Fund thereafter shall, in order to effect the distribution of such shares to the Target Fund shareholders, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Target Fund in accordance with their holdings of Class A, Class B, Class C or Class I shares of the Target Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.
III.	PROCEDURE FOR REORGANIZATION.
A.	Valuation. The value of the Assets and Liabilities of the Target Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the “Acquiring Fund Prospectus”), copies of which have been delivered to the Target Fund.

B.	Delivery of Fund Assets. The Assets shall be delivered to State Street Bank and Trust Company or other custodian as designated by the Acquiring Fund (collectively the “Custodian”) for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Fund and the Acquiring Fund, in proportion to their respective declines in total operating expenses, if any.

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C.	Failure to Deliver Securities. If the Target Fund is unable to make delivery pursuant to Section 3.B. hereof to the Custodian of any of the securities of the Target Fund then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills, together with such other documents as may be required by the Acquiring Fund or Custodian.

D.	Shareholder Accounts. The Acquiring Fund, in order to assist the Target Fund in the distribution of the Acquiring Fund Shares to the Target Fund shareholders after delivery of the Acquiring Fund Shares to the Target Fund, will establish pursuant to the request of the Target Fund an open account with the Acquiring Fund for each shareholder of the Target Fund and, upon request by the Target Fund, shall transfer to such accounts, the exact number of Acquiring Fund Shares then held by the Target Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the Target Fund, certificates representing shares of the Target Fund shall become null and void.

E.	Liabilities. The Liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

F.	Expenses. In the event that the transactions contemplated herein are consummated, the Target Fund and the Acquiring Fund will pay, in proportion to their respective projected declines in total operating expenses, if any, the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Fund. In addition, as part of the Reorganization, the Target Fund will write off its remaining unamortized organizational expenses, which shall be reimbursed by Van Kampen Asset Management (or a subsidiary or affiliate thereof). In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Van Kampen Asset Management (or a subsidiary or affiliate thereof).

G.	Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the law in the state of its organization and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Fund. Immediately after the Closing Date, the

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share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.
IV.	REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.
          The Target Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:
A.	Organization. The Target Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

B.	Registration. The Tax Free Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Target Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters’ rights.

C.	Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund audited as of and for the year ended September 30, 2008, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Target Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D.	Financial Statements. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and

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portfolio of investments and the results of the Target Fund’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof.

E.	Contingent Liabilities. There are, and as of the Closing Date will be, no contingent Liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to Sections 4.C. and 4.D. which would materially affect the Target Fund’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Fund which would, if adversely determined, materially affect the Target Fund’s financial condition. All Liabilities were incurred by the Target Fund in the ordinary course of its business.

F.	Material Agreements. The Target Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Fund (collectively, the “Target Fund Prospectus”) there are no material agreements outstanding relating to the Target Fund to which the Target Fund is a party.

G.	Statement of Earnings. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Target Fund within the meaning of the Code as of the Closing Date.

H.	Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

I.	Corporate Authority. The Target Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Target Fund Board, and except for obtaining approval of the Target Fund shareholders, no other corporate acts or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has

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been duly executed and delivered by the Target Fund and constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

J.	No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Target Fund does not and will not (i) result in a material violation of any provision of the Target Fund’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Fund is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

K.	Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:
1.	any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

2.	issued by the Target Fund any option to purchase or other right to acquire shares of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Fund Prospectus;

3.	any entering into, amendment or termination of any contract or agreement by the Target Fund, except as otherwise contemplated by this Agreement;

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4.	any indebtedness incurred, other than in the ordinary course of business, by the Target Fund for borrowed money or any commitment to borrow money entered into by the Target Fund;

5.	any amendment of the Target Fund’s organizational documents; or

6.	any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.
L.	Title. On the Closing Date, the Target Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

M.	Prospectus/Proxy Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein, as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Fund, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4.M. apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Target Fund by the Acquiring Fund.

N.	Tax Qualification. The Target Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

O.	Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

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P.	Target Fund Liabilities. Except as otherwise provided for herein, the Target Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Fund’s known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.
V.	Representations and Warranties of the Acquiring Fund.
          The Acquiring Fund hereby represents and warrants to the Target Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Target Fund that:
A.	Organization. The Acquiring Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

B.	Registration. The Tax-Exempt Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C.	Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the year ended November 30, 2008, true and complete copies of which have been heretofore furnished to the Target Fund, fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D.	Financial Statements. The Acquiring Fund shall furnish to the Target Fund within five (5) business days after the Closing Date, an

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unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

E.	Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5.C. and 5.D. which would materially affect the Acquiring Fund’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund’s financial condition. All liabilities were incurred by the Acquiring Fund in the ordinary course of its business.

F.	Material Agreements. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Fund Prospectus there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

G.	Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H.	Corporate Authority. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Fund Board, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as such enforceability

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may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

I.	No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) result in a material violation of any provision of the Acquiring Fund’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

J.	Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

K.	Acquiring Fund Shares: Registration. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.

L.	Acquiring Fund Shares: Authorization. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Fund’s Prospectus furnished to the Target Fund.

M.	Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

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N.	Registration Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund.

O.	Tax Qualification. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.
VI.	COVENANTS.
          During the period from the date of this Agreement and continuing until the Closing Date, the Target Fund and Acquiring Fund agree as follows (except as expressly contemplated or permitted by this Agreement):
A.	Other Actions. The Target Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B.	Government Filings; Consents. The Target Fund and Acquiring Fund shall file all reports required to be filed by the Target Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

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C.	Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Target Fund shall promptly prepare for filing with the SEC the Prospectus/Proxy Statement and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Target Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Target Fund and such affiliates without the prior written consent of the Target Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Target Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund Shares in the transactions contemplated by this Agreement, and the Target Fund shall furnish all information concerning the Target Fund and the holders of the Target Fund’s shares as may be reasonably requested in connection with any such action.

D.	Access to Information. During the period prior to the Closing Date, the Target Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Target Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

E.	Shareholders Meeting. The Target Fund shall call a meeting of the Target Fund shareholders to be held as promptly as practicable for the

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purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Target Fund as of the record date for such meeting. The Target Fund Board shall recommend to the Target Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

F.	Coordination of Portfolios. The Target Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Target Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Prospectus, a copy of which has been delivered to the Target Fund.

G.	Distribution of the Shares. At closing the Target Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Target Fund’s shareholders and such that the Target Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Fund covenants further that, pursuant to Section 3.G., it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Target Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund’s transfer agent in the distribution of said shares.

H.	Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

I.	Additional Agreement. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper directors, trustees and officers of each party to this Agreement shall take all such necessary action.

J.	Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Fund and the Acquiring Fund

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will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

K.	Tax Status of Reorganization. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein.

L.	Declaration of Dividend. At or immediately prior to the Closing Date, the Target Fund shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.
VII.	CONDITIONS TO OBLIGATIONS OF THE TARGET FUND.
          The obligations of the Target Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Fund:
A.	Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of the Target Fund.

B.	Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund as of the Closing Date, and the Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Target Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements,

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obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C.	Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D.	Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E.	No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

F.	Tax Opinion. The Target Fund shall have obtained an opinion from Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

G.	Opinion of Counsel.
1.	The Target Fund shall have received the opinion of Skadden counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the target Fund substantially in the form and to the effect that:
(a)	The Tax-Exempt Trust is registered as an open-end, management investment company under the 1940 Act.

(b)	The Tax-Exempt Trust is validly existing in good standing under the laws of the State of Delaware.

(c)	The Acquiring Fund has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Delaware. The execution and delivery of the Agreement and the consummation by the Acquiring Fund of the transactions

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contemplated thereby have been duly authorized by all requisite corporate action on the part of the Acquiring Fund under the laws of the State of Delaware. The Agreement has been duly executed and delivered by the Acquiring Fund under the laws of the State of Delaware.

(d)	The Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the applicable laws of the State of Delaware.

(e)	The execution and delivery by the Acquiring Fund of the Agreement and the performance by the Acquiring Fund of its obligations under the Agreement do not conflict with the Agreement and Declaration of Trust or By-laws of the Tax-Exempt Trust.

(f)	Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Delaware or the United States of America.

(g)	No approval by any court, regulatory body, administrative agency or governmental body of the State of Delaware or the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund or the consummation by the Acquiring Fund of the transactions contemplated thereby.

(h)	The Acquiring Fund Shares have been duly authorized by the Tax-Exempt Trust and, when delivered to the Target Fund in accordance with the terms of the Agreement, will be validly issued, fully paid and nonassessable and free and clear of any preemptive rights or any similar rights arising under the applicable laws of the State of Delaware or the Tax-Exempt Trust’s Agreement and Declaration of Trust or By-laws..
H.	Officer Certificates. The Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Acquiring Fund Board.

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VIII.	CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.
          The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Fund:
A.	Representations, Warranties and Agreements. Each of the representations and warranties of the Target Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund as of the Closing Date, and the Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund satisfactory in form and substance to the Acquiring Fund so stating. The Target Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

B.	Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

C.	Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D.	No Injunctions or Restraints: Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

E.	Tax Opinion. The Acquiring Fund shall have obtained an opinion from Skadden, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

F.	Opinion of Counsel. The Acquiring Fund shall have received the opinion of Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:
(a)	The Tax Free Trust is registered as an open-end, management investment company under the 1940 Act.

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(b)	The Tax Free Trust is validly existing in good standing under the laws of the State of Delaware.

(c)	The Target Fund has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Delaware. The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Target Fund under the laws of the State of Delaware. The Agreement has been duly executed and delivered by the Target Fund under the laws of the State of Delaware.

(d)	The Agreement constitutes the valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the applicable laws of the State of Delaware.

(e)	The execution and delivery by the Target Fund of the Agreement and the performance by the Target Fund of its obligations under the Agreement do not conflict with the Agreement and Declaration of Trust or By-laws of the Tax Free Trust.

(f)	Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Delaware or the United States of America.

(g)	No approval by any court, regulatory body, administrative agency or governmental body of the State of Delaware or the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund or the enforceability of the Agreement against the Target Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Target Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Target Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

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G.	Shareholder List. The Target Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Target Fund, as reported by the Target Fund’s transfer agent, as of one (1) business day prior to the Closing Date with each shareholder’s respective holdings in the Target Fund, taxpayer identification numbers, Form W9 and last known address.

H.	Officer Certificates. The Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Target Fund Board and Target Fund shareholders.
IX.	AMENDMENT, WAIVER AND TERMINATION.
A.	The parties hereto may, by agreement in writing authorized by their respective Boards, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Fund; provided, however, that after receipt of Target Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Fund’s shareholder approval thereof.

B.	At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C.	This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:
1.	by the consent of the Target Fund Board and the Acquiring Fund Board;

2.	by the Target Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

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3.	by the Acquiring Fund, if the Target Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

4.	by either the Target Fund or the Acquiring Fund, if the Closing has not occurred on or prior to December 31, 2009 (provided that the rights to terminate this Agreement pursuant to this subsection C.(4) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

5.	by the Acquiring Fund in the event that: (a) all the conditions precedent to the Target Fund’s obligation to close, as set forth in Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Fund gives the Target Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all conditions precedent to the Acquiring Fund’s obligation to close, as set forth in Section 8 of this Agreement; and (c) the Target Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 2009; or

6.	by the Target Fund in the event that: (a) all the conditions precedent to the Acquiring Fund’s obligation to close, as set forth in Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Fund gives the Acquiring Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all the conditions precedent to the Target Fund’s obligation to close, as set forth in Section 7 of this Agreement; and (c) the Acquiring Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 2009.
X.	REMEDIES.
          In the event of termination of this Agreement by either or both of the Target Fund and Acquiring Fund pursuant to Section 9.C., written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.
XI.	SURVIVAL OF WARRANTIES AND INDEMNIFICATION.
A.	Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be

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delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Fund and the Target Fund to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Fund or the Target Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

B.	Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its directors, trustees, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C.	Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to

21

indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.
XII.	SURVIVAL.
          The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.
XIII.	NOTICES.
          All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Asset Management, 522 Fifth Avenue, New York, New York 10036, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Asset Management, 522 Fifth Avenue, New York, New York 10036, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

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XIV.	SUCCESSORS AND ASSIGNS.
          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.
XV.	BOOKS AND RECORDS.
          The Target Fund and the Acquiring Fund agree that copies of the books and records of the Target Fund relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Fund to the Acquiring Fund on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three (3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules, and investment tax credit basis schedules.
XVI.	GENERAL.
          This Agreement supersedes all prior agreements between the parties (written or oral), is ‘intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Target Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

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          IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

VAN KAMPEN TAX FREE TRUST On Behalf of Its Series, Van Kampen Strategic Municipal Income Fund
/s/ Stuart N. Schuldt
Stuart N. Schuldt
Chief Financial Officer and Treasurer

ATTEST:
/s/ Stefanie V. Chang Yu
Stefanie V. Chang Yu
Secretary

VAN KAMPEN TAX-EXEMPT TRUST On Behalf of Its Series, Van Kampen High Yield Municipal Fund
/s/ Stuart N. Schuldt
Stuart N. Schuldt
Chief Financial Officer and Treasurer

ATTEST:
/s/ Stephanie V. Chang Yu
Stefanie V. Chang Yu
Secretary

Appendix B

STATEMENT OF ADDITIONAL INFORMATION
OF VAN KAMPEN HIGH YIELD MUNICIPAL FUND

STATEMENT OF ADDITIONAL INFORMATION

VAN KAMPEN
HIGH YIELD MUNICIPAL FUND

Van Kampen High Yield Municipal Fund’s (the “Fund”) investment objective is to seek to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. The Fund’s investment adviser generally seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities.

The Fund is organized as the sole diversified series of the Van Kampen Tax-Exempt Trust, an open-end management investment company (the “Trust”).

This Statement of Additional Information is not a prospectus. Shares of the Fund are subject to a prospectus dated March 31, 2009 (the “Prospectus”). This Statement of Additional Information should be read in conjunction with the Prospectus of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. The Prospectus, the Statement of Additional Information and the Fund’s Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza - Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.

This Statement of Additional Information is dated March 31, 2009.

HYM SAI 3/09

GENERAL INFORMATION

The Trust was originally organized on December 5, 1984 under the name American Capital Tax-Exempt Trust as a Massachusetts business trust (the “Massachusetts Trust”). The Massachusetts Trust was reorganized into the Trust, a statutory trust organized under the laws of the State of Delaware, under the name Van Kampen American Capital Tax-Exempt Trust as of July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name. The Trust currently is comprised of one series: the Van Kampen High Yield Municipal Fund.

The Fund was originally organized on December 5, 1984 as a series of the Massachusetts Trust under the name American Capital High Yield Municipal Series Fund. The Fund was renamed as the American Capital High Yield Municipal Portfolio as of May 30, 1985. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital High Yield Municipal Fund as of July 31, 1995. On July 14, 1998, the Fund adopted its current name.

Van Kampen Asset Management (the “Adviser”), Van Kampen Funds Inc. (the “Distributor”), and Van Kampen Investor Services Inc. (“Investor Services”) are wholly owned subsidiaries of Van Kampen Investments Inc. (“Van Kampen Investments”), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.

The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

The Fund currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or rules or regulations promulgated by the Securities and Exchange Commission (“SEC”).

In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund’s net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

As of March 2, 2009, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares or Class I Shares of the Fund, except as follows:

		Approximate
		Percentage of
	Class	Ownership on
Name and Address of Holder	of Shares	March 2, 2009

MLPF&S For the Sole Benefit of its Customers	A	8%
Attn: Fund Administration 971A8 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484
Edward Jones & Co	A	26%
Attn: Mutual Fund Shareholder Accounting	B	26%
201 Progress Pkwy	C	6%
Maryland Hts, MO 63043-3009
Citigroup Global Markets Inc.	A	5%
Attn: Cindy Tempesta, 7th Fl.	B	5%
333 W. 34th St.	C	8%
New York, NY 10001-2402	I	36%
Pershing LLC	A	5%
1 Pershing Plaza	B	5%
Jersey City, NJ 07399-0002
First Clearing, LLC	A	11%
Special Custody Acct For the	B	15%
Exclusive Benefit of Customer	C	15%
10750 Wheat First Drive Glen Allen, VA 23060-9243
MLPF&S For the Sole Benefit of its Customers	B	7%
Attn: Fund Administration 971T2 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484
Morgan Stanley & Co.	A	6%
Harborside Financial Center	B	6%
Plaza II 3rd Floor	C	10%
Jersey City, NJ 07311
MLPF&S For the Sole Benefit of its Customers	C	19%
Attn: Fund Administration 97GE3 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484

		Approximate
		Percentage of
	Class	Ownership on
Name and Address of Holder	of Shares	March 2, 2009

UBS WM USA	C	6%
OMNI Account M/F Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310-2055

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

The following disclosure supplements the disclosure set forth under the caption “Investment Objective, Principal Investment Strategies and Risks” in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

Municipal Securities

Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities, and therefore the Fund may be invested primarily in longer term municipal securities. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are “general obligation” and “revenue” or “special obligation” securities, which include “industrial revenue bonds.” General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in “moral obligation” bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “lease obligations”) of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. A lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. The tax treatment of lease obligations containing “non-appropriation” clauses in the event of non-appropriation is unclear. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although “non-appropriation” lease obligations are often secured by an assignment of the lessee’s interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund’s original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund’s assets that may be invested in “non-appropriation” lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services than those covered by the lease obligation.

Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. Investments by the Fund in variable rate demand notes may also be made in the form of participation interests in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. Participating interest in such notes provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participating variable rate demand note from the institution upon a specified number of days’ notice, not to exceed seven days. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the note and issuing the repurchase commitment.

The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

The “issuer” of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Internal

Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

Special Considerations Regarding Certain Securities

The Fund may invest in certain securities not producing immediate cash income, such as zero-coupon and payment-in-kind securities, when the Fund’s investment adviser believes the effective yield on such securities over comparable instruments paying cash income makes these investments attractive. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Special tax considerations are associated with investing in zero coupon and payment-in-kind securities. See “Taxation” below. The Fund’s investment adviser will weigh these concerns against the expected total returns from such instruments.

Stand-By Commitments

The Fund may acquire “stand-by commitments” with respect to municipal securities held by the Fund. Under a stand-by commitment, a bank or dealer from which municipal securities are acquired agrees to purchase from the Fund, at the Fund’s option, the municipal securities at a specified price. Such commitments are sometimes called “liquidity puts.” The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund’s acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments generally can be acquired when the remaining maturity of the underlying municipal securities is not greater than one year, and are exercisable by the Fund at any time before the maturity of such obligations. The Fund’s right to exercise stand-by commitments is unconditional and unqualified. A stand-by commitment generally is not transferable by the Fund, although the Fund can sell the underlying municipal securities to a third party at any time.

The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired. The Fund intends to enter into stand-by commitments only with banks and dealers which, in the opinion of the Fund’s investment adviser, present minimal credit risks.

The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal securities which would continue to be valued in accordance with the method of valuation employed for the Fund in which they are held. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its costs would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

When-Issued and Delayed Delivery Securities

The Fund may purchase and sell securities on a when-issued or delayed delivery basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund’s portfolio consistent with the Fund’s investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund’s assets which may be used to acquire securities on a when-issued or delayed delivery basis.

Repurchase Agreements

The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund’s Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund’s limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

Illiquid Securities

The Fund may invest up to 10% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Fund’s Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer’s commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act (“144A Securities”) and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund’s Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security’s trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as “no action” letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

Temporary Defensive Strategy

When market conditions dictate a more defensive strategy as described in the Fund’s prospectus, the Fund may deviate temporarily from fundamental and non-fundamental investment policies without a shareholder vote or without prior contemporaneous notification to shareholders during exigent situations.

STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment strategies as described below (“Strategic Transactions”). Strategic Transactions may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction by the Fund is a function of numerous variables including market conditions. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of liquid assets when mandated by SEC rules or SEC staff positions. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

General Risks of Derivatives

Strategic Transactions utilized by the Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Fund may use and the risks of those instruments are described in further detail below. The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•	Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund’s interests. The Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

•	Derivatives may be subject to pricing or “basis” risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.

•	Using derivatives as a hedge against a portfolio investment subjects the Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•	While using derivatives for hedging purposes can reduce the Fund’s risk of loss, it may also limit the Fund’s opportunity for gains or result in losses by offsetting or limiting the Fund’s ability to participate in favorable price movements in portfolio investments.

•	Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•	The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the “counterparty”) or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

•	Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•	The Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•	As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in a losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Certain derivatives may be considered illiquid and therefore subject to the Fund’s limitation on investments in illiquid securities.

Futures Contracts

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.

In addition, the Fund may be required to maintain segregated liquid assets in order to cover futures transactions. The Fund will segregate liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund’s futures position.

Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•	The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

•	Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash payments to maintain its required margin. The Fund may be required to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

•	Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Fund’s potential losses.

•	Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund’s assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of futures and options on futures) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters

As described herein, the Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Fund’s potential economic exposure under the transaction. The Fund will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Fund for investment purposes. If a large portion of the Fund’s assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Fund may write. Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

The Fund’s use of Strategic Transactions may be limited by the requirements of the Code, for qualification as a regulated investment company for federal income tax purposes.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

1.	Purchase or hold securities of any issuer if any of the Fund’s officers or trustees, or officers or directors of its investment adviser, who beneficially owns more than 1/2% of the securities of that issuer, together own beneficially more than 5% of the securities of such issuer;

2.	Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of an initial or maintenance margin in connection with futures contracts or options on futures contract transactions is not considered the purchase of a security on margin;

3.	Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

4.	Make loans of money or securities to other persons except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies;

5.	Invest in real estate or mortgage loans (but this shall not prevent the Fund from investing in municipal securities (as defined in the prospectus) or temporary investments (as defined in the prospectus) secured by real estate or interests therein); or in interests in oil, gas, or other mineral exploration or development programs; or in any security not payable in United States currency;

6.	Invest more than 10% of the value of its net assets in securities which are illiquid, including securities restricted as to disposition under the 1933 Act (except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time) and including repurchase agreements maturing in more than 7 days;

7.	Invest in securities of any one issuer with a record of less than 3 years of continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. government or its agencies or municipal securities (except that in the case of industrial revenue bonds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid), if such investments by the Fund would exceed 5% of the value of its total assets (taken at market value), except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;

8.	Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act by virtue of disposing of portfolio securities;

9.	Invest in securities other than municipal securities (as defined in the Prospectus), temporary investments (as defined in the Prospectus), stand-by commitments, futures contracts described in the next paragraph and options on futures contracts;

10.	Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;

11.	Purchase or sell commodities or commodity contracts except that the Fund may purchase, hold and sell listed futures contracts related to U.S. government securities, municipal securities or to an index of municipal securities;

12.	Invest more than 5% of its total assets at market value at the time of purchase in the securities of any one issuer (other than obligations of the U.S. government or any agency or instrumentality thereof) except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;

13.	Borrow money, except that the Fund may borrow from banks to meet redemptions or for other temporary or emergency purposes, with such borrowing not to exceed 5% of the total assets of the Fund at market value at the time of borrowing. Any such borrowing may be secured provided that not more than 10% of the total assets of the Fund at market value at the time of pledging may be used as security for such borrowings;

14.	Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to municipal securities or governmental guarantees of municipal securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are considered to be issued by non-governmental users shall not be deemed to be municipal securities; and provided, further, that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time; or

15.	Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered “senior securities” but for the maintenance by the Fund of a segregated account with its custodian or some other form of “cover.”

The latter part of certain of the Fund’s fundamental investment restrictions (i.e., the references to “as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time”) provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund’s Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

Non-Fundamental Policies

The Fund has adopted the following operating policies which may be amended by its Board of Trustees. The Fund shall not:

1.	Invest in other investment companies in reliance on section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

2.	Purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to municipal securities or governmental guarantees of municipal securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are considered to be issued by non-governmental users shall not be deemed to be municipal securities and provided further, that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/ Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.
Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/ Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.
Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/ Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.
R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/ Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.
Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/ Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/ Managing General Partner of funds in the Fund Complex.
Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/ Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/ Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Interested Trustee*

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
Name, Age and Address of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/ Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers

Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years
Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.
Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.
Amy R. Doberman (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser since July 2004. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004.
Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.
Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Compensation

Each trustee/director/managing general partner (hereinafter referred to in this section as “trustee”) who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a “Non-Affiliated Trustee”) is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except

Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee’s retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

Compensation Table

		Fund Complex
		Aggregate Pension	Aggregate Estimated
		or Retirement	Maximum Annual
	Aggregate	Benefits Accrued	Benefits from the	Total Compensation
	Compensation	as Part of	Fund Complex	before Deferral from
Name	from the Fund(1)	Expenses(2)	Upon Retirement(3)	Fund Complex(4)
Independent Trustees
David C. Arch	$10,785	$39,659	$105,000	$228,531
Jerry D. Choate	10,785	105,506	105,000	228,531
Rod Dammeyer	10,785	77,926	105,000	228,531
Linda Hutton Heagy	10,785	28,514	105,000	228,531
R. Craig Kennedy	10,785	19,693	105,000	228,531
Howard J Kerr	10,785	107,362	149,395	228,531
Jack E. Nelson	10,785	124,295	105,000	228,531
Hugo F. Sonnenschein	10,785	78,523	105,000	226,331
Suzanne H. Woolsey	10,785	67,634	105,000	228,531

Interested Trustee
Wayne W. Whalen	10,785	78,451	105,000	228,531

(1)	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year ended November 30, 2008. The following trustees deferred compensation from the Fund during the fiscal year ended November 30, 2008: Mr. Choate, $10,785; Mr. Dammeyer, $10,785; Ms. Heagy, $10,785; Mr. Kennedy, $5,393; Mr. Nelson, $10,785; Mr. Sonnenschein, $10,785; and Mr. Whalen, $10,785. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of November 30, 2008 is as follows: Mr. Branagan, $3,771; Mr. Choate, $32,717; Mr. Dammeyer, $24,585; Ms. Heagy, $34,732; Mr. Kennedy, $16,928; Mr. Nelson, $41,462; Mr. Sisto, $4,104; Mr. Sonnenschein, $26,092; and Mr. Whalen, $37,232. The deferred compensation plan is described above the Compensation Table.

(2)	The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds’ respective fiscal years ended in 2008. The retirement plan is described above the Compensation Table.

(3)	For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee’s anticipated retirement. The retirement plan is described above the Compensation Table.

(4)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2008 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Board Committees

The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of “Independent Trustees”, which is defined for purposes herein as trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

The Board’s audit committee consists of Jerry D. Choate, Rod Dammeyer and R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund’s financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee’s responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for the most recent fiscal year for filing with the SEC.

The Board’s brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund’s allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

The Board’s governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

During the Fund’s last fiscal year, the Board of Trustees held 15 meetings. During the Fund’s last fiscal year, the audit committee of the Board held 5 meetings, the brokerage and services committee of the Board held 6 meetings and the governance committee of the Board held 4 meetings.

Shareholder Communications

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Share Ownership

Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2008, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of the Fund and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

2008 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

Independent Trustees

Trustees
	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey

Dollar range of equity securities in the Fund	none	none	none	none	$1-$10,000	none	none	none	none
Aggregate dollar range of equity securities in all registered investment companies overseen by trustee in the Fund Complex	$10,001- $50,000	$10,001- $50,000	over $100,000	$10,001- $50,000	over $100,000	$1- $10,000	$1- $10,000	$10,001- $50,000	$10,001- $50,000

Interested Trustee

Trustee
Whalen

Dollar range of equity securities in the Fund	none
Aggregate dollar range of equity securities in all registered investment companies overseen by trustee in the Fund Complex	over $100,000

Including deferred compensation balances (which are amounts deferred and thus retained by the Fund as described in the Compensation Table), as of December 31, 2008, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund had in the aggregate, combining beneficially owned equity securities and deferred compensation of the Fund and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

2008 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

Independent Trustees

Trustees
	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey

Dollar range of equity securities and deferred compensation in the Fund	none	none	none	none	$1-$10,000	none	none	none	none
Aggregate dollar range of equity securities and deferred compensation in all registered investment companies overseen by trustee in the Fund Complex	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	$10,001- $50,000

Interested Trustee

Trustee
Whalen

Dollar range of equity securities and deferred compensation in the Fund	none
Aggregate dollar range of equity securities and deferred compensation in all registered investment companies overseen by trustee in the Fund Complex	over $100,000

As of March 2, 2009, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Code of Ethics

The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the “Code of Ethics”) that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, and that such employees do not take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

INVESTMENT ADVISORY AGREEMENT

The Fund and the Adviser are parties to an investment advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund’s assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund’s investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund’s Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund’s benefit and to advise the trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Fund’s portfolio transactions or other arrangements which may benefit the Fund.

The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement, and (4) payments made by the Fund pursuant to the distribution plans.

Advisory Fees

	Fiscal Year Ended November 30,
	2008	2007	2006

The Adviser received the approximate advisory fees of	$22,097,600	$22,390,400	$22,710,500

Litigation Involving the Adviser

The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. In October 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In July 2007, the district court granted plaintiff’s motion to remand the case back to Illinois state court. The Illinois state court denied defendants’ motion to dismiss the complaint in May 2008. Defendants sought an interlocutory appeal of that ruling but agreed to continue their motion in light of a similar appeal pending in the Illinois appellate court. The Circuit Court stayed discovery pending the outcome of that appeal. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

FUND MANAGEMENT

Other Accounts Managed by the Portfolio Managers as of November 30, 2008:

	Registered Investment Companies		Pooled Investment Vehicles Other than Registered Investment Companies		Other Accounts
	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in Accounts	Accounts	in Accounts	Accounts	in Accounts

William D. Black	12	$9.2 billion	0	$0	0	$0
Wayne D. Godlin	10	$6.5 billion	0	$0	0	$0
Mark Paris	17	$10.6 billion	0	$0	2	$28.4 million
James D. Phillips	2	$4.7 billion	0	$0	0	$0

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation.  Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus;

•	Morgan Stanley’s Long-Term Incentive Compensation Program awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Adviser or its affiliates;

•	Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund’s investment performance is measured against the Barclays Capital Municipal Bond Index and the Barclays Capital High Yield Municipal Bond Index, and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds’/accounts’ disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in “Other Accounts Managed by the Portfolio Managers” above. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers

As of November 30, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

William D. Black—$100,001-$500,000;

Wayne D. Godlin—$100,001-$500,000;

Mark Paris—None;

James D. Phillips—$100,001-$500,000.

OTHER AGREEMENTS

Accounting Services Agreement

The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

Chief Compliance Officer Employment Agreement

The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The Fund’s Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. The Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

Fund Payments Pursuant to These Agreements

	Fiscal Year Ended
	November 30,
	2008	2007	2006

Pursuant to these agreements, Morgan Stanley or its affiliates have received from the Fund approximately	$225,100	$197,000	$170,600

DISTRIBUTION AND SERVICE

The Distributor acts as the principal underwriter of the Fund’s shares pursuant to a written agreement (the “Distribution and Service Agreement”). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund’s Board of Trustees or (ii) by a vote of a majority of the Fund’s outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days’ written notice. The approximate total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.

	Total	Amounts
	Underwriting	Retained by
	Commissions	Distributor

Fiscal year ended November 30, 2008	$14,449,900	$1,600,600
Fiscal year ended November 30, 2007	$10,222,000	$1,124,800
Fiscal year ended November 30, 2006	$6,368,400	$853,000

With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

Class A Shares Sales Charge Table

	Total Sales Charge		Reallowed
	As % of	As % of Net	To Dealers
Size of	Offering	Amount	As a % of
Investment	Price	Invested	Offering Price

Less than $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	*	*	*

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee may be paid by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of the Fund’s assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of the Fund’s assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund’s shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund’s Class C Shares annually commencing in the second year after purchase.

With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the “Service Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the “Plans.” The Plans provide that the Fund may spend a portion of the Fund’s average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund’s shares, sub-agreements between the Distributor and members of FINRA who are acting as securities dealers and FINRA members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, “Selling Agreements”) that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as “financial intermediaries.”

Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

The Distributor must submit quarterly reports to the Fund’s Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor’s actual expenses incurred during such year less any deferred sales charges it received during such year (the “actual net expenses”) or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the “plan fees”). Therefore, to the extent the Distributor’s actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor’s actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor’s actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

As of November 30, 2008, there was approximately $1,927,900 of unreimbursed distribution-related expenses with respect to Class B Shares, representing less than 1% of the Fund’s net assets attributable to Class B Shares. As of November 30, 2008, there was approximately $894,000 of unreimbursed distribution-related expenses with respect to Class C Shares, representing less than 1% of the Fund’s net assets attributable to Class C Shares. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

For the fiscal year ended November 30, 2008, the Fund’s aggregate expenses paid under the Plans for Class A Shares were $7,967,303 or 0.25% of the Class A Shares’ average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for distributing and servicing Class A Shareholders and for administering the Class A Share Plans. For the fiscal year ended November 30, 2008, the Fund’s aggregate expenses paid under the Plans for Class B Shares were $4,404,534 or 1.00% of the Class B Shares’ average daily net assets. Such expenses were paid for the following reasons: $3,303,400 for commissions and transaction fees paid to the Distributor and/or financial intermediaries in respect of sales of Class B Shares of the Fund and $1,101,134 for fees paid to the Distributor and/or financial intermediaries for servicing Class B Shareholders and administering the Class B Share Plans. For the fiscal year ended November 30, 2008, the Fund’s aggregate expenses paid under the Plans for Class C Shares were $6,828,278 or 1.00% of the Class C Shares’ average daily net assets. Such expenses were paid for the following reasons: $5,121,208 for commissions and transaction fees paid to the Distributor and/or financial intermediaries in respect of sales of Class C Shares of the Fund and $1,707,070 for fees paid to the Distributor and/or financial intermediaries for servicing Class C Shareholders and administering the Class C Share Plans.

In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer’s sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. Incorporated (“Morgan Stanley & Co.”) and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans (“Intermediaries”) in connection with the sale, distribution, marketing and/or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan

Stanley & Co. and to other Intermediaries for, among others things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Intermediary, granting the Distributor access to the Intermediary’s financial advisors and consultants, providing assistance in the ongoing training and educating of the Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley & Co., these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)	On Class A Shares, Class B Shares and Class C Shares held directly in Morgan Stanley & Co.’s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record (and Class R Shares for which the Adviser and/or the Distributor are not engaged in revenue sharing with a 401(k) platform provider):

•	an amount up to 0.11% of the value (at the time of sale) of gross sales of such shares; and

•	an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares, which is paid only to the extent assets held in certain Van Kampen Funds exceed $600 million.

(2)	On Class I Shares held directly in Morgan Stanley & Co.’s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record, an ongoing annual fee in an amount up to 0.05% of the total average monthly net asset value of such shares.

(3)	On Class A Shares, Class B Shares, Class C Shares and Class I Shares held in taxable accounts through any fee-based advisory program offered by Morgan Stanley & Co., an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares.

(4)	On shares held in an account through certain 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)	On shares held in Intermediary accounts, other than those held through Intermediary 401(k) platforms:

•	an amount up to 0.25% of the value (at the time of sale) of gross sales of such shares; and/or

•	an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

(2)	On shares held in accounts through certain Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other Intermediaries may provide Morgan Stanley & Co. or other Intermediaries, and/or their financial advisors or other salespersons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley & Co. or any other Intermediary as to its compensation.

TRANSFER AGENT

The Fund has entered into a transfer agency and service agreement with Investor Services, pursuant to which Investor Services serves as the Fund’s transfer agent, shareholder service agent and dividend disbursing agent. As consideration for the services it provides, Investor Services receives transfer agency fees in amounts that are determined through negotiations with the Fund and are approved by the Fund’s Board of Trustees. The transfer agency fees are based on competitive benchmarks. The Fund and Investor Services may enter into agreements with third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Fund. In such instances, the Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by Investor Services.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund’s portfolio business, the policies and practices in this regard are subject to review by the Fund’s Board of Trustees.

As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm’s reliability, integrity and financial condition and the firm’s execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser’s receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). When a particular item (such as proxy services) has both research and non-research related uses, the Adviser will make a reasonable allocation of the cost of the item between the research and non-research uses and may pay for the portion of the cost allocated to research uses with commissions. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts and/or accounts managed by its affiliates that are registered investment advisers; not all of such services may be used by the Adviser in connection with the Fund. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.

The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund’s shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

Certain broker-dealers (and futures commission merchants), through which the Fund may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund’s Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

Unless otherwise described below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:

		Affiliated Brokers
	All	Morgan Stanley
	Brokers	& Co.
Commissions Paid:
Fiscal year ended November 30, 2008	$2,117	$0
Fiscal year ended November 30, 2007	$209,983	$0
Fiscal year ended November 30, 2006	$0	$0
Fiscal Year 2008 Percentages:
Commissions with affiliate to total commissions		0.00%
Value of brokerage transactions with affiliate to total transactions		0.00%

During the fiscal year ended November 30, 2008, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

SHAREHOLDER SERVICES

The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund’s Prospectus captioned “Shareholder Services.”

Investment Account

Each shareholder has an investment account under which the investor’s shares of the Fund are held by Investor Services, the Fund’s transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

Share Certificates

Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 219286, Kansas City, Missouri, 64121-9286, requesting an “Affidavit of Loss” and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

Retirement Plans

Eligible investors may establish individual retirement accounts (“IRAs”); SEP; SIMPLE IRAs; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

Automated Clearing House (“ACH”) Deposits

Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder’s bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder’s designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.

Dividend Diversification

A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g., IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

Systematic Withdrawal Plan

A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See “Shareholder Services — Retirement Plans.”

Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder’s initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder’s investment at the time the plan is established.

Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days’ notice to its shareholders.

Reinstatement Privilege

A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. There is no reinstatement privilege for Class I Shares of the Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called “wash sale” rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder’s tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder’s holding period for such shares will include the holding period for the redeemed shares.

REDEMPTION OF SHARES

Redemptions are not made on days during which the New York Stock Exchange (the “Exchange”) is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

In addition, if the Fund’s Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities.

CONTINGENT DEFERRED SALES CHARGE-CLASS A

As described in the Prospectus under “Purchase of Shares — Class A Shares,” there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge (“CDSC — Class A”) may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder’s account not subject to a CDSC-Class A, followed by shares held the longest in the shareholder’s account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES

As described in the Prospectus under “Redemption of Shares,” redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge (“CDSC-Class B and C”). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

Redemption Upon Death or Disability

The Fund will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person “is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.” While the Fund does not specifically adopt the balance of the Code’s definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.

In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

Redemption in Connection with Certain Distributions from Retirement Plans

The Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will “tack” the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

The Fund does not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

Redemption Pursuant to the Fund’s Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder’s investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder’s investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

The amount of the shareholder’s investment in the Fund at the time the plan is established with respect to the Fund is hereinafter referred to as the “initial account balance.” If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder’s initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

No Initial Commission or Transaction Fee

The Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See “Purchase of Shares — Waiver of Contingent Deferred Sales Charge” in the Prospectus.

Involuntary Redemptions of Shares

The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

Redemption by Adviser

The Fund expects to waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

TAXATION

Federal Income Taxation of the Fund

The following discussion and the taxation discussion in the Prospectus are summaries of certain federal income tax considerations affecting the Fund and its shareholders. The discussions reflect applicable federal income tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. These discussions assume that the Fund’s shareholders hold their shares as capital assets for federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all federal income tax considerations affecting the Fund and its shareholders, and the discussions set forth herein and in the Prospectus do not constitute tax advice. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or its shareholders. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. Shareholders must consult their own tax advisers regarding the federal income tax consequences of an investment in the Fund as well as state, local and foreign tax considerations and any proposed tax law changes.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and (ii) 90% of its net tax-exempt interest income, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

Some of the Fund’s investment practices may be subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Fund must meet to be treated as a regulated investment company. The Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company.

Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund generally will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to either borrow money or dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

As discussed above under “Investment Objective, Principal Investment Strategies and Risks — Municipal Securities,” municipal securities, like other debt obligations, are subject to the risk of non-payment, and issuers of municipal securities might seek protection under the bankruptcy laws. Investments in municipal securities that are at risk of or in default may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, in the event that they arise with respect to municipal securities it owns, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

Distributions to Shareholders

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of “exempt-interest dividends” (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer’s future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders’ gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

Interest on certain “private-activity bonds” is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund. In addition, with respect to “non-appropriation” municipal lease obligations in which the Fund may invest, there can be no assurance that, in the case of non-appropriation by a political subdivision, any payments representing interest on such “non-appropriation” municipal lease obligations will be excludable from income for federal income tax purposes. See “Investment Objective, Investment Strategies and Risks - Municipal Securities” above.

Exempt-interest dividends are included in determining what portion, if any, of a person’s social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excludable from their gross income for federal income tax purposes, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a “substantial user” (or a “related person” of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. “Substantial user” is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of “related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund’s investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund’s net capital gain designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder.

Current law provides for reduced federal income tax rates on (1) long-term capital gains received by individuals and certain other non-corporate taxpayers and (2) “qualified dividend income” received by individuals and certain other non-corporate taxpayers from certain domestic and foreign corporations. The reduced rates for long-term capital gains cease to apply for taxable years beginning after December 31, 2010. The reduced rates for dividends generally applies to “qualified dividend income” cease to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for such reduced rates for “qualified dividend income” to apply. Because the Fund intends to invest primarily in debt securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rate applicable to “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see “Capital Gains Rates” below. Some or all of the interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year.

Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

Sale of Shares

The sale of shares in connection with a redemption or repurchase of shares, as well as certain other transfers, may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a capital gain or capital loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. For a summary of the maximum tax rates applicable to capital gains, see “Capital Gains Rates” below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Capital Gains Rates

The maximum tax rate applicable to short-term capital gains recognized by all taxpayers is 35%. Under current law, the maximum tax rate applicable to long-term capital gains recognized by individuals and certain other non-corporate taxpayers is 15% (20% for long-term capital gains recognized in taxable years beginning after December 31, 2010). The maximum tax rate applicable to long-term capital gains recognized by corporate taxpayers is 35%.

Backup Withholding

The Fund may be required to withhold federal income tax at a rate of 28% (through 2010, when a higher rate will be applicable) (“backup withholding”) from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the Internal Revenue Service (“IRS”) notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the IRS.

Information Reporting

The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.

FUND PERFORMANCE

From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

In addition to total return information, the Fund may also advertise its current “yield.” Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund’s net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A “bond equivalent” annualization method is used to reflect a semiannual compounding.

For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund’s then current dividend rate.

The Fund’s yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund’s expenses.

Yield quotations should be considered relative to changes in the net asset value of the Fund’s shares, the Fund’s investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Yield and total return are calculated separately for Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund’s yield. The Fund’s tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund’s yield, if any, that is not tax-exempt.

From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current “distribution rate” for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund’s investments, and from total return which is a measure of the income actually earned by the Fund’s investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund’s performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund’s shares.

From time to time, the Fund’s marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Fund’s marketing materials may also show the Fund’s asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds’ shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor’s indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund’s shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund’s performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

The Fund’s Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund’s investment objective and policies as well as the risks incurred in the Fund’s investment practices.

Class A Shares

The Fund’s average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended November 30, 2008 was –22.45%, (ii) the five-year period ended November 30, 2008 was –0.57% and (iii) the ten-year period ended November 30, 2008 was 1.78%.

The Fund’s yield with respect to Class A Shares for the 30-day period ending November 30, 2008 was 6.67%. The Fund’s current distribution rate with respect to Class A Shares for the month ending November 30, 2008 was 6.87%. The Fund’s taxable equivalent distribution rate with respect to Class A Shares for the month ending November 30, 2008 was 10.57%.

The Fund’s cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class A Shares from January 2, 1986 (commencement of distribution of Class A Shares of the Fund) to November 30, 2008 was 207.86%.

The Fund’s cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class A Shares from January 2, 1986 (commencement of distribution of Class A Shares of the Fund) to November 30, 2008 was 223.11%.

Class B Shares

The Fund’s average annual total return and cumulative non-standardized total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically converted to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

The Fund’s average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended November 30, 2008 was –22.28%, (ii) the five-year period ended November 30, 2008 was –0.58% and (iii) the ten-year period ended November 30, 2008 was 1.67%.

The Fund’s yield with respect to Class B Shares for the 30-day period ending November 30, 2008 was 6.25%. The Fund’s current distribution rate with respect to Class B Shares for the month ending November 30, 2008 was 6.36%. The Fund’s taxable equivalent distribution rate with respect to Class B Shares for the month ending November 30, 2008 was 9.78%.

The Fund’s cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class B Shares from July 20, 1992 (commencement of distribution of Class B Shares of the Fund) to November 30, 2008 was 90.64%.

The Fund’s cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class B Shares from July 20, 1992 (commencement of distribution of Class B Shares of the Fund) to November 30, 2008 was 90.64%.

Class C Shares

The Fund’s average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended November 30, 2008 was –19.99%, (ii) the five-year period ended November 30, 2008 was –0.34% and (iii) the ten-year period ended November 30, 2008 was 1.52%.

The Fund’s yield with respect to Class C Shares for the 30-day period ending November 30, 2008 was 6.25%. The Fund’s current distribution rate with respect to Class C Shares for the month ending November 30, 2008 was

6.37%. The Fund’s taxable equivalent distribution rate with respect to Class C Shares for the month ending November 30, 2008 was 9.80%.

The Fund’s cumulative non-standardized total return for Class C Shares listed below reflects the conversion of such shares into Class A Shares. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically converted to Class A Shares ten years after the end of the calendar month in which the shares were purchased.

The Fund’s cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class C Shares from December 10, 1993 (commencement of distribution of Class C Shares of the Fund) to November 30, 2008 was 60.51%.

The Fund’s cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class C Shares from December 10, 1993 (commencement of distribution of Class C Shares of the Fund) to November 30, 2008 was 60.51%.

Class I Shares

The Fund’s average annual total return for Class I Shares of the Fund for (i) the one-year period ended November 30, 2008 was –18.39% and (ii) the approximately two-year, nine-month period from March 1, 2006 (commencement of distribution of Class I Shares of the Fund) to November 30, 2008 was –4.91%.

The Fund’s yield with respect to Class I Shares for the 30-day period ending November 30, 2008 was 7.29%. The Fund’s current distribution rate with respect to Class I Shares for the month ending November 30, 2008 was 7.48%. The Fund’s taxable equivalent distribution rate with respect to Class I Shares for the month ending November 30, 2008 was 11.51%.

The Fund’s cumulative non-standardized total return with respect to Class I Shares from March 1, 2006 (commencement of distribution of Class I Shares of the Fund) to November 30, 2008 was –12.93%.

OTHER INFORMATION

Disclosure of Portfolio Holdings

The Fund’s Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the “Policy”). Pursuant to the Policy, information concerning the Fund’s portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund’s shareholders. The Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund’s Policy is implemented and overseen by the Portfolio Holdings Review Committee (the “PHRC”), which is described in more detail below.

Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund’s public web site. On its public web site, the Fund currently makes available complete portfolio holdings at least 30 calendar days after the end of each calendar quarter.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, and unless otherwise specified below, are required to enter into a non-disclosure agreement, both of which prohibit such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund’s Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

Pre-Authorized Categories. Pursuant to the Policy, the Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund’s Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide “interest lists” to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

Shareholders In-Kind Distributions. The Fund’s shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

Attribution Analyses. Pursuant to the Policy, the Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

Transition Managers. Pursuant to the Policy, the Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager, which prohibits any recipients of information from disclosing or trading on the basis of the non-public portfolio holdings information, and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager, which prohibits any recipients of information from disclosing or trading on the basis of the non-public portfolio holdings information.

Other Entities. Pursuant to the Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement, which prohibits any recipients of information from disclosing or trading on the basis of the non-public portfolio holdings information, and the disclosure arrangement must have been approved by the PHRC and the Fund’s Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Fund and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

•	address any outstanding issues relating to the Policy;

•	monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

•	review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

•	generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

•	monitor potential conflicts of interest between Fund shareholders, on the one hand and those of the Adviser, the Distributor or affiliated persons of the Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

The PHRC will regularly report to the Board of Trustees on the Fund’s disclosure of portfolio holdings information and the proceedings of PHRC meetings.

Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund’s portfolio holdings. The Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

Name	Information Disclosed	Frequency (1)	Lag Time

Service Providers
State Street Bank and Trust Company (*)	Full portfolio holdings	Daily basis	(2)
Institutional Shareholder Services (ISS) (proxy voting agent) (*)	Full portfolio holdings	Daily basis	(2)
FT Interactive Data Pricing Service Provider (*)	Full portfolio holdings	As needed	(2)
Van Kampen Investor Services Inc. (*)	Full portfolio holdings	As needed	(2)
David Hall (*)	Full portfolio holdings	On a semi-annual and annual fiscal basis	(3)
Windawi (*)	Full portfolio holdings	On a semi-annual and annual fiscal basis	(3)

Fund Rating Agencies
Lipper (*)	Full portfolio holdings	Monthly and Quarterly basis	Approximately 1 day after previous month end and approximately 30 days after quarter end, respectively

Name	Information Disclosed	Frequency (1)	Lag Time

Morningstar (**)	Full portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Standard & Poor’s (*)	Full portfolio holdings	Monthly	As of previous month end

Consultants and Analysts
Arnerich Massena & Associates, Inc. (*)	Top Ten and Full portfolio holdings	Quarterly basis (6)	Approximately 10-12 days after quarter end
Bloomberg (**)	Full portfolio holdings	Quarterly basis	Approximately 10-12 days after quarter end
Callan Associates (*)	Top Ten and Full portfolio holdings	Monthly and quarterly basis, respectively (6)	Approximately 10-12 days after month/quarter end
Cambridge Associates (*)	Top Ten and Full portfolio holdings	Quarterly basis (6)	Approximately 10-12 days after quarter end
CTC Consulting, Inc. (**)	Top Ten and Full portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Credit Suisse First Boston (*)	Top Ten and Full portfolio holdings	Monthly and quarterly basis, respectively (6)	Approximately 10-12 days after month/quarter end
Evaluation Associates (*)	Top Ten and Full portfolio holdings	Monthly and quarterly basis, respectively (6)	Approximately 10-12 days after month/quarter end
Fund Evaluation Group (**)	Top Ten portfolio holdings (4)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum & Associates (*)	Full portfolio holdings (5)	Quarterly basis (6)	Approximately 10-12 days after quarter end
Hammond Associates (**)	Full portfolio holdings (5)	Quarterly basis	At least 30 days after quarter end
Hartland & Co. (**)	Full portfolio holdings (5)	Quarterly basis	At least 30 days after quarter end
Hewitt Associates (*)	Top Ten and Full portfolio holdings	Monthly and quarterly basis, respectively (6)	Approximately 10-12 days after month/quarter end
Merrill Lynch (*)	Full portfolio holdings	Monthly basis	Approximately 1 day after previous month end

Name	Information Disclosed	Frequency (1)	Lag Time

Mobius (**)	Top Ten portfolio holdings (4)	Monthly basis	At least 15 days after month end
Nelsons (**)	Top Ten holdings (4)	Quarterly basis	At least 15 days after quarter end
Prime Buchholz & Associates, Inc. (**)	Full portfolio holdings (5)	Quarterly basis	At least 30 days after quarter end
PSN (**)	Top Ten holdings (4)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC (*)	Top Ten and Full portfolio holdings	Quarterly basis (6)	Approximately 10-12 days after quarter end
Russell Investment Group/Russell/Mellon Analytical Services, Inc. (**)	Top Ten and Full portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc. (*)	Top Ten portfolio holdings (7)	Quarterly basis (6)	Approximately 10-12 days after quarter end
Thompson Financial (**)	Full portfolio holdings (5)	Quarterly basis	At least 30 days after quarter end
Watershed Investment Consultants, Inc. (*)	Top Ten and Full portfolio holdings	Quarterly basis (6)	Approximately 10-12 days after quarter end
Yanni Partners (**)	Top Ten portfolio holdings (4)	Quarterly basis	At least 15 days after quarter end

Portfolio Analytics Provider
Fact Set (*)	Complete portfolio holdings	Daily	One day

(*)	This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)	The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

(1)	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)	Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)	As needed after the end of the semi-annual and/or annual period.

(4)	Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(5)	Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(6)	This information will also be provided upon request from time to time.

(7)	Full portfolio holdings will also be provided upon request from time to time.

The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser, and through such duty, such persons shall not disclose or trade on the basis of the non-public portfolio holdings information. These persons currently are (i) the Fund’s independent registered public accounting firm (as of the Fund’s fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

Custody of Assets

Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund’s investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Fund.

Shareholder Reports

Semiannual statements are furnished to shareholders, and annually such statements are audited by the Fund’s independent registered public accounting firm.

Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies pursuant to the Board approved Proxy Voting Policy. Attached hereto as Appendix A is the Proxy Voting Policy which is currently in effect as of the date of this Statement of Additional Information.

The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Fund’s most recent proxy voting record for the twelve-month period ended June 30 which has been filed with the SEC is also available without charge on our web site at www.vankampen.com. The Fund’s proxy voting record is also available without charge on the SEC’s web site at www.sec.gov.

Independent Registered Public Accounting Firm

An independent registered public accounting firm for the Fund performs an annual audit of the Fund’s financial statements. The Fund’s Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund’s independent registered public accounting firm.

Legal Counsel

Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

FINANCIAL STATEMENTS

The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated November 30, 2008. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Fund’s filing on Form N-CSR as filed with the SEC on January 30, 2009. The Annual Report may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

APPENDIX A — MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds — collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the

Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

f.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

g.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

h.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).

2.	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

7.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

8.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

9.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

10.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

11.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.

B. Statutory auditor boards: The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

D. Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•	Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•	Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2. We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E. Takeover Defenses and Shareholder Rights

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G. Executive and Director Remuneration.

1.	We generally support the following:

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

6.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

7.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

8.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. Social, Political and Environmental Issues.  We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

I. Fund of Funds.  Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”) or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the “Subcommittee”) to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.

The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.

The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)

1.	Generally: With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

2.	Voting Guidelines: All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.

3.	Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

Appendix C

STATEMENT OF ADDITIONAL INFORMATION
OF VAN KAMPEN TAX FREE TRUST

STATEMENT OF ADDITIONAL INFORMATION

VAN KAMPEN TAX FREE TRUST

Van Kampen Tax Free Trust (the “Trust”) is an open-end management investment company. The Trust currently consists of the following six investment portfolios designed to offer a range of investment choices that are exempt from federal income tax (each, a “Fund” and collectively, the “Funds”): Van Kampen California Insured Tax Free Fund, Van Kampen Insured Tax Free Income Fund, Van Kampen Intermediate Term Municipal Income Fund, Van Kampen Municipal Income Fund, Van Kampen New York Tax Free Income Fund, and Van Kampen Strategic Municipal Income Fund. For ease of reference, the words “Van Kampen” which begin the name of each Fund, are not used hereinafter. Each Fund is organized as a diversified series of the Trust, except for New York Tax Free Income Fund, which is organized as a non-diversified series of the Trust.

This Statement of Additional Information is not a prospectus. Shares of each Fund are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares of each Fund are subject to one prospectus dated January 30, 2009 and Class I Shares of each Fund are subject to a separate prospectus dated January 30, 2009 (collectively referred to herein as the “Prospectuses” or individually as a “Prospectus”). This Statement of Additional Information should be read in conjunction with a Prospectus of a Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of a Fund. Investors should obtain and read a Prospectus of a Fund prior to purchasing shares of such Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares Prospectus, the Statement of Additional Information and the Annual Report for each Fund may be obtained without charge from our web site at www.vankampen.com or any of these materials, as well as each Fund’s Semiannual Report, may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza — Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.

This Statement of Additional Information is dated January 30, 2009.

VK SAI 1/09

GENERAL INFORMATION

The Trust is an unincorporated statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the “Declaration of Trust”) dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the “Massachusetts Trust”). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name.

With respect to each of the Funds:

The California Insured Tax Free Fund was originally organized under the name Van Kampen Merritt California Insured Tax Free Fund as a sub-trust of the Massachusetts Trust. The California Insured Tax Free Fund was reorganized as a series of the Trust under the name Van Kampen American Capital California Insured Tax Free Fund on July 31, 1995. On July 14, 1998, the California Insured Tax Free Fund adopted its current name.

The Insured Tax Free Income Fund was originally organized as a Maryland corporation under the name Van Kampen Merritt Insured Tax Free Fund Inc. The Insured Tax Free Income Fund was subsequently reorganized as a sub-trust of the Massachusetts Trust under the name Van Kampen Merritt Insured Tax Free Income Fund as of February 22, 1998. The Insured Tax Free Income Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Insured Tax Free Fund on July 31, 1995. On July 14, 1998, the Insured Tax Free Income Fund adopted its current name.

The Intermediate Term Municipal Income Fund was originally organized in 1993 under the name Van Kampen Merritt Limited Term Municipal Income Fund as a sub-trust of the Massachusetts Trust. The Intermediate Term Municipal Income Fund was reorganized as a series of the Trust on July 31, 1995 under the name Van Kampen American Capital Limited Term Municipal Income Fund and was renamed Van Kampen American Capital Intermediate Term Municipal Income Fund on January 26, 1996. On July 14, 1998, the Intermediate Term Municipal Income Fund adopted its current name.

The Municipal Income Fund was originally organized in 1985 under the name Van Kampen Merritt Municipal Income Fund as a sub-trust of the Massachusetts Trust. The Municipal Income Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Municipal Income Fund on July 31, 1995. On July 14, 1998, the Municipal Income Fund adopted its current name.

The New York Tax Free Income Fund was originally organized in 1994 under the name Van Kampen Merritt New York Tax Free Income Fund as a sub-trust of the Massachusetts Trust. The New York Tax Free Income Fund was reorganized as a series of the Trust under the name Van Kampen American Capital New York Tax Free Income Fund on July 31, 1995. On July 14, 1998, the New York Tax Free Income Fund adopted its current name.

The Strategic Municipal Income Fund was originally organized in 1985 as a Maryland corporation under the name Van Kampen Merritt Tax Free High Income Fund Inc. and was reorganized in 1987 under the name Van Kampen Merritt Tax Free High Income Fund as a sub-trust of the Massachusetts Trust. The Strategic Municipal Income Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Tax Free High Income Fund on July 31, 1995. On July 14, 1998, the Strategic Municipal Income Fund changed its name to Van Kampen Tax Free High Income Fund. On January 25, 2002, the Strategic Municipal Income Fund adopted its current name.

Van Kampen Asset Management (the “Adviser”), Van Kampen Funds Inc. (the “Distributor”), and Van Kampen Investor Services Inc. (“Investor Services”) are wholly owned subsidiaries of Van Kampen Investments Inc. (“Van Kampen Investments”), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, each Fund, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.

The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Funds, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

Each Fund currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of a Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. Each Fund will assist such holders in communicating with other shareholders of that Fund to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or rules or regulations promulgated by the Securities and Exchange Commission (“SEC”).

In the event of liquidation, each of the shares of each Fund is entitled to its portion of all of that Fund’s net assets after all debts and expenses of that Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

As of January 2, 2009, no person was known by the Trust to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares or Class I Shares of any Fund, except as follows:

		Approximate
		Percentage of
	Class	Ownership on
Name and Address of Holder	of Shares	January 2, 2009

California Insured Tax Free Fund
UBS WM USA	A	6%
Omni Account M/F Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310-2055
Pershing LLC	B	6%
1 Pershing Plaza Jersey City, NJ 07399-0002
Merrill Lynch, Pierce, Fenner & Smith Inc.	B	9%
For the sole benefit of its customers Attn: Fund Administration 97FU9 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484
Edward Jones & Co.	A	19%
Attn: Mutual Fund Shareholder Accounting	B	8%
201 Progress Pkwy Maryland Hts., MO 63043-3009
Morgan Stanley & Co.	B	9%
Harborside Financial Center	C	13%
Plaza II 3rd Floor
Jersey City, NJ 07311
Citigroup Global Markets Inc.	A	8%
Attn: Cindy Tempesta, 7th Floor	C	10%
333 W. 34th Street	I	30%
New York, NY 10001-2402
MLPF&S for the sole benefit of its Customers	B	9%
Attn: Fund Administrator 97FU9 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484
MLPF&S for the sole benefit of its customers	C	22%
Attn: Fund Administrator 97FY2 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484
PFPC Brokerage Services	B	6%
FBO Primerica Financial Services 760 Moore Road King of Prussia, PA 19406-1212
Wells Fargo Investments LLC	B	6%
FBO: Customer Accounts	I	55%
Attn: Mutual Fund Operations 625 Marquette Avenue South, 13th Floor Minneapolis, MN 55402-2323
Morgan Stanley Investment Management	I	15%
Financial Control Group
Attn: Lawrence Markey 1 Tower Bridge, 100 Front Street West Conshohocken, PA 19428-2800

		Approximate
		Percentage of
	Class	Ownership on
Name and Address of Holder	of Shares	January 2, 2009

Insured Tax Free Income Fund
Edward Jones & Co.	A	21%
Attn: Mutual Fund Shareholder Accounting	B	18%
201 Progress Pkwy.	C	6%
Maryland Hts, MO 63043-3009
A G Edwards & Sons Inc.	A	6%
Mutual Fund Omnibus Acct.	C	14%
1 N Jefferson Avenue Saint Louis, MO 63103-2287
Pershing LLC	B	8%
1 Pershing Plaza	I	18%
Jersey City, NJ 07399-0002
First Clearing, LLC	B	14%
Special Custody Acct for the Exclusive Benefit of Customer	C	5%
10750 Wheat First Dr. Glen Allen, VA 23060-9243
MLPF&S for the Sole Benefit of its Customers	B	5%
Attn: Fund Administration 97FW3 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484
Morgan Stanley & Co.	B	7%
Harborside Financial Center	C	7%
Plaza II 3rd Floor
Jersey City, NJ 07311
Citigroup Global Markets Inc.	B	7%
Attn: Cindy Tempesta, 7th Floor	I	79%
333 West 34th Street New York, NY 10001-2402
MLPF&S for the Sole Benefit of its Customers	C	9%
Attn: Fund Administration 97FY1 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484

Intermediate Term Municipal Income Fund
First Clearing, LLC	A	6%
Special Custody Acct for the Exclusive Benefit of Customer	B	10%
10750 Wheat First Drive	C	10%
Glen Allen, VA 23060-9243
Edward Jones & Co.	A	24%
Attn: Mutual Fund Shareholder Accounting	B	16%
201 Progress Pkwy Maryland Hts, MO 63043-3009
Morgan Stanley & Co.	C	6%
Harborside Financial Center
Plaza II 3rd Floor Jersey City, NJ 07311
MLPF&S for the Sole Benefit of Its Customers	A	16%
Attn: Fund Administration 97FU1 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484
MLPF&S for the Sole Benefit of its Customers	B	20%
Attn: Mutual Fund Administration 97FU2 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484

		Approximate
		Percentage of
	Class	Ownership on
Name and Address of Holder	of Shares	January 2, 2009

UBS WM USA	C	8%
Omni Account M/F Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055
RBC Capital Markets Corp FBO	I	18%
David L. Whitney TTEES Whitney Rev TR DTD 4/5/06 881 Highland Drive Broken Arrow, OK 74014-3252
NFS LLC FEBO	I	9%
Donald Gunn Dolores A. Gunn 3711 Rock Springs Drive Kingwood, TX 77345-1146
NFS LLC FEBO	I	16%
Neal R. Koenig Kathleen B. Koenig 8523 Jackson Creek Bend Ln Humble, TX 77396-3780
NFS LLC FEBO	I	7%
Thomas M. Payne Judy Payne 478 Holbrook Road Newnan, GA 30263-5016
Pershing LLC	I	9%
1 Pershing Plaza Jersey City, NJ 07399-0002
MLPF&S For the Sole Benefit of Its Customers	C	22%
Attn: Fund Administration 97FY8 4800 Deer Lake Drive E. 2nd Fl Jacksonville, FL 32246-6484
Citigroup Global Markets Inc.	B	5%
Attn: Cindy Tempesta, 7th Fl	C	6%
333 W. 34th St	I	27%
New York, NY 10001-2402

Municipal Income Fund
First Clearing, LLC	A	7%
Special Custody Acct for the Exclusive Benefit of Customer	B	13%
10750 Wheat First Drive	C	19%
Glen Allen, VA 23060-9243
Edward Jones & Co.	A	28%
Attn: Mutual Fund Shareholder Accounting	B	23%
201 Progress Pkwy.	C	8%
Maryland Hts, MO 63043-3009
PFPC Brokerage Services	B	5%
FBO Primerica Financial Services 760 Moore Road King of Prussia, PA 19406-1212
Citigroup Global Markets Inc.	C	9%
Attn: Cindy Tempesta, 7th Floor	I	31%
333 West 34th Street New York, NY 10001-2402

		Approximate
		Percentage of
	Class	Ownership on
Name and Address of Holder	of Shares	January 2, 2009

Morgan Stanley & Co.	B	7%
Harborside Financial Center	C	8%
Plaza II 3rd Floor
Jersey City, NJ 07311
MLPF&S for the Sole Benefit of its Customers	C	12%
Attn: Fund Administration 97FO5 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484
UBS WM USA	C	7%
Omni Account M/F Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055
RBC Capital Markets Corp FBO	I	10%
Virginia M. Scearce TR Virginia M. Scearce LIV Trust 8422 Reinhardt Lane Leawood, KS 66206-1317
RBC Capital Markets Corp FBO	I	10%
Heaton Bowman Smith Funeral Home Inc. 20660 County Road 306 St. Joseph, MO 64505-9372
RBC Capital Markets Corp FBO	I	5%
Michael G. Williams TR Michael G. Williams REV Trust 5013 Park Street Shawnee, KS 66216-1284
RBC Capital Markets Corp FBO	I	5%
James A. Lehr TR James A. Lehr Trust 2502 Gene Field Road St. Joseph, MO 64506-1614

New York Tax Free Income Fund
MLPF&S for the Sole Benefit of Its Customers	A	10%
Attn: Fund Administration 97F25 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484
Edward Jones & Co.	A	7%
Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy. Maryland Hts., MO 63043-3009
PFPC Brokerage Services	A	7%
FBO Primerica Financial Services 760 Moore Road King of Prussia, PA 19406-1212
Pershing LLC	A	10%
1 Pershing Plaza	B	9%
Jersey City, NJ 07399-0002
Morgan Stanley & Co.	A	7%
Harborside Financial Center	B	8%
Plaza II 3rd Floor	C	14%
Jersey City, NJ 07311

		Approximate
		Percentage of
	Class	Ownership on
Name and Address of Holder	of Shares	January 2, 2009

First Clearing, LLC	A	6%
Special Custody Acct for the Exclusive Benefit of Customer	B	10%
10750 Wheat First Drive	C	6%
Glen Allen, VA 23060-9243
UBS WM USA	B	6%
Omni Account M/F Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055
MLPF&S for the Sole Benefit of Its Customers	B	10%
Attn: Fund Administration 97F26 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484
Citigroup Global Markets Inc.	A	7%
Attn: Cindy Tempesta, 7th Floor	B	13%
333 West 34th Street	C	9%
New York, NY 10001-2402
MLPF&S for the Sole Benefit of Its Customers	C	18%
Attn: Fund Administration 97F02 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484

Strategic Municipal Income Fund
First Clearing, LLC	A	9%
Special Custody Acct for the Exclusive Benefit of Customer	B	20%
10750 Wheat First Drive	C	13%
Glen Allen, VA 23060-9243
Morgan Stanley & Co.	C	6%
Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311
Edward Jones & Co.	A	36%
Attn: Mutual Fund	B	34%
Shareholder Accounting	C	8%
201 Progress Pkwy.
Maryland Hts., MO 63043-3009
Merrill Lynch, Pierce, Fenner & Smith Inc.	A	5%
For the Sole Benefit of its Customers Attn: Fund Administration 97419 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484
Merrill Lynch, Pierce, Fenner & Smith Inc.	C	23%
For the Sole Benefit of its Customers Attn: Fund Administration 97FY0 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484
Pershing LLC	C	5%
1 Pershing Plaza	I	74%
Jersey City, NJ 07399-0002
LPL Financial Services	I	26%
9785 Towne Centre Dr. San Diego, CA 92121-1968

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The following disclosure supplements the disclosure set forth under the caption “Investment Objective, Principal Investment Strategies and Risks” in each Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in each Prospectus for a complete presentation of the matters disclosed below.

Municipal Securities

Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. Each Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are “general obligation” and “revenue” or “special obligation” securities, which include “industrial revenue bonds.” General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. Each Fund may also invest in “moral obligation” bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “lease obligations”) of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. A lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. The tax treatment of lease obligations containing “non-appropriation” clauses in the event of non-appropriation is unclear. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although “non-appropriation” lease obligations are often secured by an assignment of the lessee’s interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of a Fund’s original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. None of the Funds have a limitation on the percentage of its assets that may be invested in “non-appropriation” lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services than those covered by the lease obligation.

Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

Each Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

Each Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if that Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

The “issuer” of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

Municipal securities, like other debt obligations, are subject to the risk of non-payment, including municipal securities insured as to timely payment of principal and interest, in which California Insured Tax Free Fund and Insured Tax Free Income Fund primarily invest. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

Insurance

As described in their Prospectuses, each of the California Insured Tax Free Fund and Insured Tax Free Income Fund invests substantially all of its assets in municipal securities which are either pre-insured under a policy obtained for such securities prior to the purchase of such securities or are insured under policies obtained by that Fund to cover otherwise uninsured securities.

Original Issue Insurance.  Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issuance of such municipal securities. Under such insurance, the insurer unconditionally guarantees to the holder of the insured municipal security the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer; except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the insured payments may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal security issuers or from any other source. Original Issue Insurance generally does not insure payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal securities), the value of the shares of a Fund or the market value of municipal securities, or payments of any tender purchase price upon the tender of the municipal securities. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

In the event that interest on or principal of a municipal security covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the “Fiscal Agent”) equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date of such payment is due). The Fiscal Agent will disburse to a Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of such Fund’s right to receive payment of such principal and interest and (ii) evidence, including any appropriate instrument of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any municipal securities, the insurer shall succeed to the rights of such Fund with respect to such payment.

Original Issue Insurance remains in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of such municipal securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

Secondary Market Insurance.  Subsequent to the time of original issuance of a municipal security, a Fund or a third party may, upon the payment of a single premium, purchase insurance on such municipal security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal security covered thereby remains outstanding and the insurer remains in business, regardless of whether such Fund ultimately disposes of such municipal security. All premiums respecting municipal securities covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal security would be to enhance the value of such municipal security. A Fund, for example, might seek to purchase a particular municipal security and obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the market value of such municipal security, as insured, would exceed the current value of the municipal security without insurance plus the cost of the Secondary Market Insurance. Similarly, if a Fund owns but wishes to sell a municipal security that is then covered by Portfolio Insurance, that Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the net proceeds of a sale by that Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

Portfolio Insurance.  The Portfolio Insurance policies obtained by a Fund would insure the payment of principal and interest on specified eligible municipal securities purchased by that Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or

Secondary Market Insurance. Municipal securities insured under one Portfolio Insurance policy generally would not be insured under any other policy purchased by such Fund. A municipal security is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of such Fund. If a municipal security already is covered by Original Issue Insurance or Secondary Market Insurance, that Fund is not required to additionally insure any such municipal security under any policy of Portfolio Insurance that such Fund may purchase.

Portfolio Insurance policies are effective only as to municipal securities owned and held by a Fund, and do not cover municipal securities for which the contract for purchase fails. A when-issued municipal security will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such when-issued municipal security.

In determining whether to insure municipal securities held by a Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal securities. See “Original Issue Insurance” above.

Each Portfolio Insurance policy will be non-cancellable and will remain in effect so long as a Fund is in existence, the municipal securities covered by the policy continue to be held by such Fund, and such Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days written notice to such Fund to refuse to insure any additional securities purchased by that Fund after the effective date of such notice. The Board of Trustees of such Fund generally will reserve the right to terminate each policy upon seven days written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to that Fund.

Each Portfolio Insurance policy shall terminate as to any municipal security that has been redeemed from or sold by a Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such municipal security, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such municipal security, the policy will terminate as to such municipal security on the business day immediately following such payment date. Each policy will terminate as to all municipal securities covered thereby on the date on which the last of the covered municipal securities mature, are redeemed or are sold by such Fund.

One or more policies of Portfolio Insurance may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance (“Permanent Insurance”) with respect to a municipal security that is to be sold by that Fund. Such Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such municipal security. It is expected that such Fund will exercise the right to obtain Permanent Insurance for a municipal security only if, in the opinion of the Adviser, upon such exercise the net proceeds from the sale by that Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance. The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by such Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment of principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by such Fund.

Because each Portfolio Insurance policy will terminate as to municipal securities sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by such Fund), the provision for this insurance will not enhance the marketability of securities held by such Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance will remain in effect as long as municipal securities covered thereby are outstanding, such insurance may enhance the marketability of such securities even when such securities are in default or in significant risk of default, but the exact effect, if any, on the marketability cannot be estimated. Accordingly, such Fund may determine to retain or, alternatively, to sell municipal securities covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

General.  It is anticipated that certain of the municipal securities to be purchased by the California Insured Tax Free Fund and the Insured Tax Free Income Fund will be insured under policies obtained by persons other than such Funds. In instances in which such Funds purchase municipal securities insured under policies obtained by persons other than such Funds, the Funds do not pay the premiums for such policies; rather the cost of such policies may be reflected in a higher purchase price for such municipal securities. Accordingly, the yield on such municipal securities may be lower than that on similar uninsured municipal securities. Premiums for a Portfolio Insurance Policy generally are paid by such Funds monthly, and are adjusted for purchases and sales of municipal securities covered by the policy during the month. The yield on such Funds’ portfolios is reduced to the extent of the insurance premiums paid by such Funds which, in turn, will depend upon the characteristics of the covered municipal securities held by such Funds. In the event such Funds were to purchase Secondary Market Insurance with respect to any municipal securities then covered by a Portfolio Insurance policy, the coverage and the obligation of such Funds to pay monthly premiums under such policy would cease with such purchase.

There can be no assurance that insurance of the kind described above will continue to be available to a Fund. In the event that such insurance is no longer available or that the cost of such insurance outweighs the benefits to a Fund in the view of the Board of Trustees, the Board will consider whether to modify the investment policies of such Fund, which may require the approval of shareholders. The claims-paying abilities and debt ratings of several large insurers recently have been lowered by one or more of the nationally recognized statistical ratings organizations (“NRSRO”) and many insurers have experienced adverse results. In the event the claims-paying ability rating of an insurer of municipal securities in a Fund’s portfolio were to be lowered, the market value of such securities as well as the net asset value of a Fund could be adversely affected and a Fund could seek to obtain additional insurance from an insurer whose claims-paying ability is rated higher by Standard & Poor’s (“S&P”) or Moody’s Investors Services Inc. (“Moody’s”) or an equivalent rating by another NRSRO. If the Adviser determines that the costs of obtaining such additional insurance outweigh the benefits, that Fund may elect not to obtain additional insurance. In making such determination, the Adviser will consider the cost of the additional insurance, the new claims-paying ability rating and financial condition of the existing insurer and the creditworthiness of the issuer or guarantor of the underlying municipal securities. The Adviser also may determine not to purchase additional insurance in such circumstances if it believes that the insurer is taking steps which will cause its claims-paying ability rating to be restored promptly.

Although the Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances. In addition, the operations of certain insurers could be assumed by their state regulatory agencies. A Fund cannot predict whether a state will take over an insurer’s obligations; and in the event that a state takeover occurs, a Fund cannot predict the consequences of a state takeover of an insurer’s obligations and, in particular, whether such an insurer (or its state regulatory agency) could or would honour all of the insurer’s contractual obligations including any outstanding insurance contracts insuring the timely payment of principal and interest on municipal securities. A Fund cannot predict the impact which such events might have on the market values of such municipal security. In the event of a default by an insurer on its obligations with respect to any municipal securities in such Fund’s portfolio, that Fund would look to the issuer or guarantor of the relevant municipal securities for payments of principal and interest and such issuer or guarantor may not be highly rated by S&P or Moody’s or have an equivalent rating by another NRSRO. Accordingly, such Fund could be exposed to greater risk of non-payment in such circumstances which could adversely affect that Fund’s net asset value. In addition, the market prices for such municipal securities may be lower than such Fund’s purchase price for them which could adversely impact a Fund’s net asset value and, should the Fund sell such securities, could result in capital loss.

Although the insurance on municipal securities reduces financial or credit risk in respect of the insured obligations (i.e., the possibility that owners of the insured municipal securities will not receive timely scheduled payments of principal or interest), insured municipal securities remain subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates). Accordingly, insurance on municipal securities does not insure the market value of a Fund’s assets or the net asset value.

When-Issued and Delayed Delivery Transactions

Each Fund may purchase and sell portfolio securities on a when-issued and delayed delivery basis. No income accrues to a Fund on securities in connection with such purchase transactions prior to the date such Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in such Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. A Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but such Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for such Fund’s portfolio consistent with such Fund’s investment objective and policies and not for the purpose of investment leverage.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Funds’ Board of Trustees. Ordinarily, a Fund would invest in restricted securities only when it receives the issuer’s commitment to register the securities without expense to such Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by such Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act (“144A Securities”) and are determined to be liquid under guidelines adopted by and subject to the supervision of the Funds’ Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security’s trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by a Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as “no action” letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

Temporary Defensive Strategy

When market conditions dictate a more defensive strategy as described in a Fund’s prospectus, a Fund may deviate temporarily from fundamental and non-fundamental investment policies without a shareholder vote or without prior contemporaneous notification to shareholders during exigent situations.

STATE SPECIFIC CONSIDERATIONS

Special Risk Considerations Relating to California Municipal Securities

As described in the California Insured Tax Free Fund’s Prospectuses, except during temporary periods, the California Insured Tax Free Fund will invest substantially all of its assets in California municipal securities. The portfolio of the California Insured Tax Free Fund may include securities issued by the State of California (“California”), by its various public bodies (the “Agencies”) and/or by other municipal entities located within California (securities of all such entities are referred to herein as “California municipal securities”). In addition, the specific California municipal securities in which the California Insured Tax Free Fund will invest will change from time to time. The California Insured Tax Free Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the Treasurer’s office of California. Such information has not been independently verified by the California Insured Tax Free Fund and such Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of California. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The California Insured Tax Free Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by such Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by California, and there is no assurance on the part of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the California Insured Tax Free Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

General Economic Conditions

California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. Much like the national picture, economic growth in the state slowed considerably in 2008, with much lower job growth than in the prior several years, and with the unemployment rate in the state rising to 7.7 percent in August 2008. The slowdown has been caused in large part by a dramatic downturn in the housing industry, with a drop in new home starts and sales, and decline in average home sales prices, in most of the state. Labor markets weakened, consumers cut back, and home sales and home building fell. Increases in adjustable mortgage rates and falling home prices pushed up mortgage delinquencies and home foreclosures. As of mid-2008, it appeared the housing market had still not reached the bottom, and economic growth in the state is expected to remain slow in 2009.

California is by far the most populous state in the nation, almost 60 percent larger than the second-ranked state according to the 2000 U.S. Census. The state’s July 1, 2007 population of about 37.8 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas.

Labor markets cooled in the nation in the first eight months of 2008, with job losses averaging 75,600 per month. In 2007 employment grew by 91,300 per month, on average. The national unemployment rate averaged

5.3 percent in the first eight months of 2008, up from 4.5 percent in the same months of 2007. Labor markets cooled in California in the first eight months of 2008, with job losses averaging 7,800 per month. In 2006, employment grew by 13,800 per month and in 2007 by 3,400 per month, on average. California’s unemployment rate averaged 6.6 percent in the first eight months of 2008, up from 5.2 percent in the same months of 2007.

The average cost of food at home in the first eight months of 2008 was 6 percent higher than a year earlier. A year earlier, this measure of inflation was 3.8 percent. The average cost of energy in the first eight months of 2008 was 21.3 percent higher than a year earlier. A year earlier, this measure of inflation was 1.3 percent. In May 2008, food and energy prices were assumed to trend downward slowly in the remainder of 2008 and in 2009.

The housing slump and lower vehicle sales slowed taxable sales growth in California in the first half of 2008. After growing by 4.2 percent in 2006, taxable sales increased by only 0.2 percent in 2007 and then fell by 3 percent in the first half of 2008. New vehicle registrations fell 2.3 percent in 2006, 6.5 percent in 2007, and 14 percent from a year ago in the first half of 2008. Personal income growth also slowed, but less so than taxable sales. After growing by 7.6 percent in 2006 and 5.2 percent in 2007, personal income grew by 4.1 percent in the first half of 2008.

California home building and residential real estate markets continued to slow in the first eight months of 2008. After falling by 37 percent in 2007, single-family residential permits were down 55 percent from a year ago in the first eight months of 2008. Sales of existing single-family detached homes fell by 26 percent in 2007, but began to improve in the spring of 2008, when they were boosted by sales of distressed homes. Thus, sales were up 3 percent in the first eight months of 2008 from the same months in 2007. The number of existing homes on the market amounted to 6.7 months of sales in August. A year earlier, inventories amounted to 11.8 months of sales. The median price of sold existing homes was $350,140 in August, down 40.5 percent from a year ago. Part of this decline was due to a change in the mix of homes sold-more moderately priced homes and fewer high-end homes-as jumbo loans became more difficult to obtain.

State Government

California’s Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, California voters may directly influence state government through the initiative, referendum and recall processes.

Local Governments

The primary units of local government in California are the 58 counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to California’s Constitution (“Proposition 13”), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, California provided aid to local governments from the General Fund; however, during the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges, but provided additional revenue sources, such as sales taxes and reduced certain mandates for local services. The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 dramatically changed the state-local fiscal relationship. These statutory and constitutional changes implemented an agreement negotiated between the Governor and local government officials in connection with the 2004 Budget Act. Senate Constitutional Amendment No. 4 (also known as “Proposition 1A”), approved by the voters in the November 2004 election, amended California’s Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the state’s access to local governments’ property, safes, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the state will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe state fiscal hardship and two-thirds of both houses of the Legislature approve the borrowing. The amount borrowed is required to be paid back within three years. The state also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the state cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

State Finances

The moneys of California are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by California’s Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of California.

The following is a summary of California’s major revenue sources:

•	Personal Income Tax. The California personal income tax, which currently accounts for slightly more than half of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts.

•	Sales and Use Tax. The sales and use tax (referred to herein as the “sales tax”), which currently accounts for just over one quarter of General Fund tax revenues, is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

•	Corporation Tax. California’s corporate tax revenue is derived from franchise tax, corporate income tax, additional taxes on banks and other financial corporations, an AMT similar to the federal AMT and a tax on the profits of Sub-Chapter S corporations.

•	Insurance Tax. The majority of insurance written in California, subject to certain exceptions, is subject to a 2.35 percent gross premium tax.

•	Estate Tax; Other Taxes. The California estate tax is based on the state death tax credit allowed against the federal estate tax and is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 phases out the federal estate tax by 2010. The provisions of this federal act sunset after 2010. At this time, the federal estate tax will be reinstated along with California’s estate tax, unless future federal legislation is enacted to make the provisions permanent. Other sources of General Fund revenue include inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees and trailer coach license fees.

State Budget Process

California’s fiscal year begins on July 1st and ends on June 30th of the following year. Under the California Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of the annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under state law, the annual proposed Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor’s Budget, the Legislature takes up the proposal. The Budget Act must be approved by a two-third majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the California Constitution.

The Balanced Budget Amendment (“Proposition 58”) requires, beginning with fiscal year 2004-2005, the adoption of a balanced budget and restricts future borrowing to cover budget deficits. It also provides for mid-year budget adjustments in the event that the budget falls out of balance. The Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues. As a result of the requirements of Proposition 58, California would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Proposition 58 also prohibits certain future borrowings to cover budget deficits. These restrictions apply to general obligation bonds, revenue bonds and certain other forms of long-term borrowings, but does not apply to certain short-term and inter-fund borrowings.

In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have made it more difficult to raise state taxes, have restricted the use of California’s General Fund or special fund revenues, or have otherwise limited the Legislature and Governor’s discretion in enacting budgets. Examples of constraints on the budget process, include Proposition 13 (requiring a two-thirds vote in each House of the Legislature to change state taxes enacted for the purpose of increasing revenues collected), Proposition 98 (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded state funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues), Proposition 63 (imposing a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or Governor from redirecting funds now used for mental health services) and Proposition 1A (placing restrictions on California’s access to local governments’ property, sales and vehicle license fee revenues).

Current State Budget

The 2008 Budget Act was adopted by the Legislature on September 16, 2008, along with a number of implementing measures, and signed by the Governor on September 23, 2008. Under the 2008 Budget Act, General Fund revenues and transfers are projected to decrease 1.0 percent, from $103.0 billion in fiscal year 2007-08 to $102.0 billion in fiscal year 2008-09. The 2008 Budget Act contains General Fund appropriations of $103.4 billion, compared to $103.3 billion in 2007-08. The June 30, 2009 reserve is projected to be $1.7 billion, a decrease of $1.4 billion or 45 percent compared to the June 30, 2008 reserve.

The above discussion of the fiscal year 2008-09 budget are based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in California and the nation, and there can be no assurance that the estimates will be achieved.

State Indebtedness and Other Obligations

California’s Treasurer is responsible for the sale of debt obligations of the state and its various authorities and agencies. Current state debt obligations include:

•	General Obligation Bonds. California’s Constitution prohibits the creation of general obligation indebtedness of the state unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under California’s Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of September 1, 2008, the state had outstanding $57,610,679,000 aggregate principal amount of long-term general obligation bonds, of which $46,595,904,000 were payable primarily from the state’s General Fund, and $11,014,775,000 were payable from other revenue sources. The November, 2008 general election ballot contained a $9.95 billion bond measure to finance a portion of the cost of a high speed rail system connecting northern and southern California, an initiative measure to authorize $980 million of general obligation bonds to finance children’s hospitals, an initiative measure to authorize $5 billion of general obligation bonds to fund subsidies for purchase of high fuel economy or alternate fuel vehicles and research on alternate fuels, among other things, and a $900 million bond measure to fund veterans’ housing. As of September 1, 2008, there were unused voter authorizations for the future issuance of $56,823,816,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $441,710,000 is for bonds payable from other revenue sources. General obligation bond law permits the state to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The state had outstanding $6,272,215,000 variable rate general obligation bonds, representing about 10.9 percent of the state’s total outstanding general obligation bonds as of September 1, 2008.

•	Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds, or for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. It is currently the state’s policy to use commercial paper notes for a portion of the interim funding of voter-approved projects. The state then issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes (and internal loans). Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of September 24, 2008, $1,332,950,000 aggregate principal amount of general obligation commercial paper notes were issued and outstanding.

•	Lease-Purchase Obligations. In addition to general obligation bonds, the state builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the California Public Works Board, another state or local agency or a joint powers authority issues bonds to pay for the construction of facilities, such as office buildings, university buildings or correctional institutions. These facilities are leased to a state agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. California had $7,787,599,008 General Fund-supported lease purchase obligations outstanding as of September 1, 2008. The California Public Works Board, which is authorized to sell lease revenue bonds, had $11,533,519,281 authorized and unissued as of September 1, 2008. In addition, as of that date, certain joint powers were authorized to issue approximately $81,000,000 of revenue bonds to be secured by state leases.

•	Non-Recourse Debt. Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability, including revenue bonds payable from state revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had $52,114,034,416 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2008.

•	Economic Recovery Bonds. The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the state’s sale and use tax starting July 1, 2004. In addition, the economic recovery bonds are secured by the state’s full faith and credit; however, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. In May and June 2004, the state issued $10.896 billion principal amount of economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion (of which, for budgetary purposes, approximately $9.242 billion was applied to the 2002-03 fiscal year and approximately $2.012 billion was applied to offset fiscal year 2004-05 General Fund expenditures). In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the state issued $3.179 billion of economic recovery bonds on February 14, 2008, generating net proceeds of $3.313 billion which were transferred to the General Fund. This represented the last economic recovery bonds which can be issued under Proposition 57, except for any refunding bonds which may be issued in the future.

•	Tobacco Settlement Revenue Bonds. Under a settlement agreement between California and four major cigarette manufacturers, the cigarette manufacturers agreed to make payments to the state in perpetuity, such payments amounting to approximately $25 billion over the first 25 years. Half of the payments made by the cigarette manufacturers will be paid to the state and half to local governments. California has issued revenue bonds secured by the tobacco settlement revenues. Tobacco settlement revenue bonds are neither general nor legal obligations of the state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of the state or any political subdivision is or shall be pledged to the payment of any such bonds.

•	Flood Litigation Settlement. In 2006, the state settled three related lawsuits arising from liability for past flood damages through stipulated judgments. The largest settlement (referred to as the Patemo case), in the amount of $428 million, provided for the state to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year’s payment was included in the 2005 Budget Act and each subsequent budget act has included the required installment.

•	Cash Flow Borrowings. As part of its cash management program, California has regularly issued short-term obligations to meet cash flow needs. The state has issued revenue anticipation notes (“RANs”) in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, California has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund on their maturity date.

Litigation

At any given time, there are numerous civil actions pending against California, which could, if determined adversely to the state, affect the state’s expenditures and, in some cases, its revenues and cash flows. The following is a brief list of the most significant pending legal proceedings to which California is a party, as reported by the Office of the Attorney General of California:

•	Action Challenging Use of Vehicle Fuel Tax Revenue. Plaintiffs are challenging certain provisions of the 2007 Budget Act and related legislation. Plaintiffs assert that certain sales and use taxes collected on vehicle fuel were improperly appropriated to: (1) reimburse past debt service payments and to make current debt service payments on various transportation bonds; and (2) to fund various other transportation programs.

•	Tax Refund Cases. Two pending cases challenge the fee imposed by the state tax code upon limited liability companies registered in California, alleging that it discriminates against interstate commerce and violates the U.S. Constitution, is an improper exercise of the state’s police powers, and has been misapplied by the Franchise Tax Board. In another action, the plaintiff is challenging the constitutionality of the penalty assessed under the state’s tax amnesty program. A pending tax refund case involves the interpretation of certain statutory sales and use tax exemptions for certain computer software and licenses to use computer software. In two cases, plaintiffs are challenging the denial of a deduction for dividends under a certain section of California’s Revenue and Taxation Code. The Court of Appeals, in another case, ruled that the State Board of Equalization improperly collected sales and use tax on contracts by a certain company, but the amount of the refund is yet to be determined.

•	Environmental Matters. California, as owner of the Leviathan Mine, is a party in a federal Environmental Protection Agency administrative abatement action and related proceedings. In another action, the state was sued under a mandatory duty theory premised on an alleged violation of The Safe Drinking Water and Toxic Enforcement Act of 1986 by plaintiffs who allege that water wells supplying water to their homes were contaminated by carcinogenic chemicals. Plaintiffs in another suit are seeking injunctive relief and damages because they allege that California’s environmental regulation of their remaining timberlands since the Headwaters Agreement in 1996 constitutes a breach of the Agreement. Two defendants in another action involving liability for contaminated groundwater are seeking indemnification from the state.

•	Escheated Property Claims. In five pending cases, plaintiffs claim that the state has an obligation to pay interest on private property that has escheated to the state, and that failure to do so constitutes an unconstitutional taking of private property.

•	Action Seeking Damages for Alleged Violations of Privacy Rights. In a class action, plaintiffs seek damages for alleged violations of prison visitors’ rights resulting from the Department of Corrections and Rehabilitation’s use of a body imaging machine to search visitors entering state prisons for contraband. In another pending case, plaintiff alleges a number of separate torts involving privacy rights and interference with business relationships arising from the California Franchise Tax Board’s audit involving a claimed change of residence from California to Nevada.

•	Actions Seeking Program Modifications. In a pending case, a consortium of state and national law firms and public-interest groups are alleging violations of federal and state statutes on behalf of persons with developmental disabilities who are currently treated in large facilities. The case seeks modifications to existing state programs for the treatment of institutionalized disabled persons, including requiring the state to offer community-based services.

•	Actions Seeking Medi-Cal Reimbursements. In two cases, an association that represents approximately 1,400 skilled-nursing and intermediate-care facilities, challenges the Medi-Cal reimbursement rates paid by the Department of Health Services to providers for, respectively, the 2001-02 and 2002-03 rate years. Three other cases challenge state legislation that requires reductions in Medi-Cal reimbursements to Medi-Cal providers.

•	Actions to Increase Amount of State Aid for Dependent Children. Ten pending class action lawsuits challenge the amount of aid provided by California for the care of dependent children (either in foster care or adopted) who are developmentally disabled. In a statewide class action, plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care.

•	Local Government Mandate Claims and Actions. In pending litigation, two counties allege that the state has not provided full reimbursement for mandated programs and are seeking relief that would divert current budget appropriations away from various state agencies, and to the counties, as payment for the unreimbursed costs of implementing a variety of programs over the last ten years. If a final judgment is issued in favor of the counties, it could be applied to each of California’s 58 counties. In other litigation, plaintiffs allege the state has failed to appropriate approximately $900 million for new state-required programs or services in violation of the California Constitution. In another case, the Department of Finance is seeking to overturn a determination of the Commission on State Mandates that a state law requiring the development of a behavioral intervention plan for certain children receiving special education services exceeds the federal requirements for individualized education plans and therefore is an unfunded state mandate.

•	Actions Seeking to Enjoin Implementation of or Cause Amendment to Certain Tribal Gaming Compacts. Amendments to tribal gaming compacts between California and several Indian tribes are being challenged in several pending cases.

•	Prison Healthcare Reform. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care.

•	Action Seeking to Enjoin Lease Revenue Bond Financing for Correctional Facilities. In one action, the plaintiffs are challenging certain provisions of the Public Safety and Offender Rehabilitation Services Act of 2007 (AB 900) that authorize the issuance of over $7 billion of lease-revenue bonds to finance construction and renovation of state prison and county jail facilities. Plaintiffs seek declaratory and injunctive relief, alleging that the lease-revenue bonds and the associated leases authorized by AB 900 violate the debt limit in the California Constitution because the bonds and the leases were not approved by the voters. In another case, the plaintiffs filed a reverse validation action challenging certain resolutions issued by the California Public Works Board to proceed with authorizations included in AB 900. The same plaintiffs also challenge certain provisions of AB 900 that authorize the issuance of over $7 billion of lease-revenue bonds to finance construction and renovation of state prison and county jail facilities. The plaintiffs seek declaratory and injunctive relief that the interim financing, the lease-revenue bonds, and the associated leases authorized by AB 900 violate the debt limit in the California Constitution because the bonds and the leases were not approved by the voters.

•	Action Seeking Americans with Disabilities Act (ADA) Compliance for Pedestrian Facilities. A class action on behalf of mobility-impaired and visually-impaired Californians alleges violations of the ADA and the Rehabilitation Act regarding sidewalks and other pedestrian facilities. The lawsuit attempts to accelerate and expand the Department’s ongoing ADA efforts on existing facilities.

Special Risk Considerations Regarding New York Municipal Securities

As described in the New York Tax Free Income Fund’s Prospectuses, except during temporary periods, the New York Tax Free Income Fund will invest primarily in New York municipal securities. In addition, the specific New York municipal securities in which the New York Tax Free Income Fund will invest will change from time to time. The New York Tax Free Income Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the New York Tax Free Income Fund, and such Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York (“New York”) that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State of New York. Such an official statement, together with any updates or supplements thereto, may generally be obtained upon request to the Division of Budget of the State of New York.

The New York State Economy.  New York is the third most populous state in the nation and has a relatively high level of personal wealth. The state’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The state’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy.

Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. The financial activities sector share of total wages is particularly large for the state relative to the nation. New York is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector. Important industry sectors in the state include the following:

•	Services. The services industries includes professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries account for more than four of every ten nonagricultural jobs in New York, and account for a higher proportion of total jobs than the rest of the nation.

•	Manufacturing. Manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the state economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment.

•	Trade, Transportation & Utilities. The trade, transportation, and utilities sector accounts for the largest component of New York’s nonagricultural employment, but only the fourth largest when measured by wage share. This sector accounts for slightly less employment and wages for the state than for the nation.

•	Financial Activities. New York City (the “City”) is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in New York than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the state, it contributes more than one-fifth of total wages.

•	Agriculture. Farming is an important part of the economy in rural areas, although it constitutes only about 0.2 percent of total state output. Principal agricultural products of New York include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation’s leaders in the production of these commodities.

•	Government. Federal, state and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

During 2008, the prime brokerage industry was permanently altered with the wholesale disappearance of two investment banks, the purchase of two prime brokers by large commercial banks, and the remaining two large brokers reorganizing as bank holding companies. The resulting consolidation is likely to have grave implications for industry employment, particularly in the City. Layoffs from New York’s financial services sector are now expected to total approximately 45,000 as strained financial institutions seek to cut costs and newly merged banks seek to reduce duplication of services. These projected losses compare to the loss of about 30,000 jobs following September 11th.

The current downturn in New York’s economy will not be restricted to the financial sector and is expected to be much more broad-based, with private sector job losses surpassing 160,000 and declines anticipated for all major industrial sectors except for health and education. The loss of manufacturing jobs is expected to accelerate going forward, particularly in light of weakening auto sales. New York’s real estate market is expected to weaken in 2009, with office vacancy rates expected to rise due to falling employment, tight credit market conditions, and new construction. In addition, a weak global economy is expected to negatively impact the state’s tourism industry, with the leisure and hospitality industry in the City beginning to see evidence of a slowdown. State employment is now expected to fall 1.5 percent for 2009, with private sector jobs projected to fall 1.7 percent, following growth of 0.2 percent for both total and private for 2008.

The events of 2008 have been devastating for New York’s financial sector. Equity market prices, as measured by the S&P 500, fell about 40 percent from their October 2007 peak to November 2008. In the wake of the high-tech bust in 2000, New York experienced a decline of a similar magnitude but over a longer two-year period. The quantity of assets written down by the nine largest banks since July 2007 now exceeds the entire volume of profits of $305 billion earned during the boom period from early 2004 until the middle of 2007. Moreover, the industry’s main revenue drivers remain weak. There were no U.S. initial public offerings in the 10 weeks beginning in the middle of August, the longest such period on record. With Wall Street’s largest prime brokers now reorganized as banks, the implications for future profits and compensation could also be dimmer. Commercial banks are more aggressively regulated by the Federal government than investment banks, implying stricter limits on the degree of leveraging these firms can now pursue. This, in turn, may imply new constraints on the amount of profits these firms can earn, and therefore the size of bonus and wage payouts.

The New York Division of the Budget now estimates that finance and insurance sector bonuses will fall 42.7 percent for the 2008-09 bonus season and another 20.7 percent for 2009-10, representing larger declines than were seen in the aftermath of September 11. Declining employment and bonuses have negative implications for overall income growth as well. New York State wages are now projected to fall 2.1 percent for 2009, following growth of 1.5 percent for 2008. Growth in total New York personal income for 2009 has been revised down to a decline of 1.0 percent, following growth of 2.7 percent for 2008.

All of the risks to the forecast for the national economy apply to the New York forecast as well, although equity market volatility and the current level of uncertainty surrounding global credit markets pose a particularly large degree of uncertainty for the state. If the current financial market crisis is sufficiently prolonged, the impact on New York’s income and employment could be even more severe. Similarly, a prolonged global slowdown could result in larger declines in tourism and put additional pressure on the real estate market, particularly in the City. In contrast, a quicker recovery of the national and global economies would imply a shorter downturn for New York.

The State’s Fund Structure.  New York accounts for all of its spending and revenues by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as state Operations). State Fund types include:

•	The General Fund: The General Fund, one of the four GAAP-defined governmental fund types, is the major operating fund of the state and receives all receipts that are not required by law to be deposited in another fund, including most state tax receipts and certain fees, transfers from other funds and miscellaneous receipts from other sources.

•	Special Revenue Funds (“SRFs”): SRFs, one of the four GAAP-defined governmental fund types, account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), that are legally restricted to specified purposes.

•	Federal SRFs: SRFs that receive Federal grants.

•	Capital Projects Funds: Capital Projects Funds, one of the four GAAP-defined governmental fund types, account for financial resources of the state to be used for the acquisition or construction of major capital facilities (other than those financed by SRFs, Proprietary Funds and Fiduciary Funds).

•	Debt Service Funds (“DSFs”): DSFs, one of the four GAAP-defined governmental fund types, account for the accumulation of resources (including receipts from certain taxes, transfers from other funds and miscellaneous revenues, such as dormitory room rental fees, which are dedicated by statute for payment of lease-purchase rentals) for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements.

New York’s Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund — the Fund that receives the majority of state taxes, and all income not earmarked for a particular program or activity.

State Budget Process.  New York’s budget process begins with the Governor’s submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. In acting on the bills submitted by the Governor, the Legislature has certain powers to alter the recommended appropriations and proposed changes to existing law. The Legislature may strike out or reduce an item of appropriation recommended by the Governor. The Legislature may add items of appropriation, provided such additions are stated separately. These additional items are then subject to line-item veto by the Governor. If the Governor vetoes an appropriation or a bill (or a portion thereof) related to the budget, these items can be reconsidered in accordance with the rules of each house of the Legislature. If approved by two-thirds of the members of each house, such items will become law notwithstanding the Governor’s veto. Once the appropriation bills and other bills become law, the Division of the Budget revises the State Financial Plan to reflect the Legislature’s actions, and begins the process of implementing the budget.

State Budgetary Outlook.  New York finalized the Enacted Budget for 2008-09 on April 9, 2008. The Enacted Budget Financial Plan for 2008-09 is balanced on a cash basis in the General Fund, based on the Division of the Budget’s estimates. General Fund spending, including transfers to other funds, is projected to total $56.1 billion in 2008-09, an increase of $2.7 billion over 2007-08 actual results. State Operating Funds spending, which includes the General Fund, state-financed special revenue funds, and debt service, is projected to increase by $3.3 billion and total $80.3 billion in 2008-09. All Governmental Funds spending, the broadest measure of spending that includes state operating funds, capital spending, and Federal grants, is projected to total $120.8 billion in 2008-09, an increase of $4.7 billion. The state’s Updated Financial Plan projects that the General Fund will end the 2008-09 fiscal year with a balance of $1.6 billion, $1.1 billion lower than the closing balance from 2007-08. New York’s financial position is expected to be severely affected by the global financial crisis. In the current year, the Division of the Budget now projects a General Fund budget gap of $1.5 billion, which it expects to be addressed through legislative or administrative measures, or both.

Debt and Other Financing Activities.  The indebtedness of the state may be classified as state-supported debt and state-related debt.

State-supported debt includes general obligation debt, to which the full faith and credit of the state has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the state’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.

•	General Obligation Debt. General obligation debt is debt to which the full faith and credit of the state has been pledged. Under New York’s Constitution, the state may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. Under the state Constitution, the state may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. General obligation debt is currently authorized for transportation, environment and housing purposes. The amount of general obligation bonds issued in the 2006-07 fiscal year (excluding refunding bonds) was approximately $268 million, and as of March 31, 2008, the total amount of general obligation debt outstanding was $3.2 billion. The 2008-09 Enacted Budget projects that about $457 million in General Obligation Bonds will be issued in 2008-09.

•	State-Supported Lease-Purchase and Contractual-Obligation Financings. New York utilizes certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities where debt service is payable by the state, but are not general obligations of the state. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments, various capital programs, including those which finance the state’s highway and bridge program, SUNY and CUNY educational facilities, health and mental hygiene facilities, prison construction and rehabilitation, economic development projects, state buildings and housing programs, and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the state. Debt service payable to certain public authorities from state appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the state or from dedicated tax and other sources (e.g., state personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient charges). Although these financing arrangements involve a contractual agreement by the state to make payments to a public authority, municipality or other entity, the state’s obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the state for making the payments.

State-related debt includes state-supported debt referenced above, as well as state-guaranteed debt (to which the full faith and credit of the state has been pledged), moral obligation financings and certain contingent-contractual obligation financings.

•	Contingent Contractual-Obligation Financing. New York may also enter into statutorily authorized contingent contractual-obligation financings under which the state may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-state resources pledged, or otherwise available, to pay the debt service on the bonds. New York has never been required to make any payments, and does not expect to make payments, under this financing arrangement in the 2008-09 fiscal year.

•	Moral Obligation Financings. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the state, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer’s debt service reserve fund. There has never been a payment default on any moral obligation debt of any public authority. New York does not intend to increase statutory authorizations for moral obligation bond programs. The state has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2008-09 fiscal year.

•	State-Guaranteed Financings. Pursuant to specific constitutional authorization, New York may also directly guarantee certain public authority obligations. Payments of debt service on state-guaranteed bonds and notes are legally enforceable obligations of the state. The only current authorization provides for the state guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority. The state has never been called upon to make any direct payments pursuant to any such guarantees and does not anticipate that it will be called upon to make any payments pursuant to the state guarantee in the 2008-09 fiscal year.

New York has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Public Authorities.  Public authorities refer to certain public benefit corporations, created pursuant to state law. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the state itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The state’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using state-supported or state-related debt. As of December 31, 2007, there were 19 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $134 billion, only a portion of which constitutes state-supported or state-related debt.

New York City.  The fiscal demands on New York may be affected by the fiscal condition of the City, which relies in part on state aid to balance its budget and meet its cash requirements. It is also possible that the state’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

Other Localities.  Certain localities outside New York City have experienced financial problems and have requested and received additional state assistance during the last several state fiscal years. Between 2004 and 2007, the New York legislature authorized 14 bond issuances to finance local government operating deficits. At least three more deficit-financing authorizations were granted by the State legislature in 2008. Like the state, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that localities, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the state. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate state assistance.

Non-Diversification

The New York Tax Free Income Fund is a “non-diversified” investment company, which means such Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the New York Tax Free Income Fund intends to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Code. If the New York Tax Free Income Fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. To qualify, among other requirements, the New York Tax Free Income Fund must limit its investments so that, at the close of each quarter of such Fund’s taxable year, (i) not more than 25% of the market value of such Fund’s total assets is invested in securities of (a) a single issuer (other than the U.S. government, its agencies and instrumentalities or other regulated investment companies), (b) two or more issuers which such Fund controls and which are determined to be in the same or similar, or related, trades or businesses or (c) any one or more qualified publicly traded partnerships (i.e., partnership that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditional permitted mutual fund income), and (ii) at least 50% of the market value of its total assets is invested in cash, cash items, securities of the U.S. government, its agencies and instrumentalities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of such Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Since the New York Tax Free Income Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in such Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.

STRATEGIC TRANSACTIONS

Each Fund may, but is not required to, use various investment strategies as described below (“Strategic Transactions”). Strategic Transactions may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction by the Fund is a function of numerous variables including market conditions. Each Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of liquid assets when mandated by SEC rules or SEC staff positions. Although the Adviser seeks to use Strategic Transactions to further each Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

General Risks of Derivatives

Strategic Transactions utilized by each Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which each Fund may use and the risks of those instruments are described in further detail below. Each Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with each Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by each Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•	Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to each Fund’s interests. Each Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for a Fund.

•	Derivatives may be subject to pricing or “basis” risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

•	Using derivatives as a hedge against a portfolio investment subjects a Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in a Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•	While using derivatives for hedging purposes can reduce a Fund’s risk of loss, it may also limit a Fund’s opportunity for gains or result in losses by offsetting or limiting a Fund’s ability to participate in favorable price movements in portfolio investments.

•	Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, that Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•	The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the “counterparty”) or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction.

•	Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•	Certain derivatives transactions, including OTC options, swaps, forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available, a Fund will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Fund would bear greater risk of default by the counterparties to such transactions.

•	A Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•	As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in a losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Certain derivatives, including certain OTC options and swap agreements, may be considered illiquid and therefore subject to each Fund’s limitation on investments in illiquid securities.

•	Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the Untied States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.

Exchange traded options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such option. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options.  Each Fund may write call and put options. As the writer of a call option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised a Fund is not required to deliver the underlying security but retains the premium received.

Each Fund may only write call options that are “covered.” A call option on a security is covered if (a) a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by a Fund in segregated liquid assets) upon conversion or exchange of other securities held by a Fund; or (b) a Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund in segregated liquid assets.

Selling call options involves the risk that a Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

Each Fund may write put options. As the writer of a put option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, a Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

Each Fund may only write put options that are “covered.” A put option on a security is covered if (a) a Fund segregates liquid assets equal to the exercise price; or (b) a Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Fund in segregated liquid assets.

Selling put options involves the risk that a Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, a Fund’s risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

A Fund may close out an options position which it has written through a closing purchase transaction. A Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by that Fund. A Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by that Fund. A closing purchase transaction may or may not result in a profit to a Fund. A Fund could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.

The writer of an option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation a Fund can realize on an investment, or may cause a Fund to hold a security that it might otherwise sell.

Purchasing Options.  Each Fund may purchase call and put options. As the buyer of a call option, a Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, a Fund could exercise the option and acquire the underlying security at a below market price, which could result in a gain to that Fund, minus the premium paid. As the buyer of a put option, a Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, a Fund could exercise the option and sell the underlying security at an above market price, which could result in a gain to that Fund, minus the premium paid. Each Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, each Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Fund. A Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, a Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options.  Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to a Fund on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. Each Fund may cover call options written on an index by owning securities whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Additional Risks of Options Transactions.  The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•	The exercise of options written or purchased by a Fund could cause that Fund to sell portfolio securities, thus increasing that Fund’s portfolio turnover.

•	A Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•	A Fund’s options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.

•	The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•	Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

•	Each Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by a Fund in connection with options transactions

Futures Contracts

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to a Fund.

In addition, each Fund may be required to maintain segregated liquid assets in order to cover futures transactions. Each Fund will segregate liquid assets in an amount equal to the difference between the market value of a futures contract entered into by that Fund and the aggregate value of the initial and variation margin payments made by that Fund with respect to such contract.

Options on Futures Contracts.  Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, each Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. Each Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out a Fund’s futures position.

Additional Risk of Futures Transactions.  The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•	The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to a Fund.

•	Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Fund would be required to make daily cash payments to maintain its required margin. A Fund may be required to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. A Fund could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy

•	Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit a Fund’s potential losses.

•	Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

No Fund will enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of that Fund’s assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Swap Contracts and Related Derivative Instruments

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). Each Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with each Fund’s investment objectives and policies, each Fund is not limited to any particular form or variety of swap contract. Each Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. Each Fund may also enter into related derivative instruments including caps, floors and collars.

Each Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by a Fund to the swap counterparty will be covered by segregating liquid assets. If a Fund enters into a swap agreement on other than a net basis, that Fund will segregate liquid assets with a value equal to the full amount of that Fund’s accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars.  Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis.

Each Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid that other types of swaps. If a Fund sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of that Fund’s net obligations with respect to the caps, floors or collars.

Index Swaps.  An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Credit Default Swaps.  The Strategic Municipal Income Fund may enter into credit default swap contracts and options thereon. A credit default swap consists of an agreement between two parties in which the “buyer” agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value ) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Strategic Municipal Income Fund may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Strategic Municipal Income Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Strategic Municipal Income Fund would receive no benefit from the contract. As the seller in a credit default swap, the Strategic Municipal Income Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The Strategic Municipal Income Fund will generally segregate liquid assets to cover any potential obligation under a credit default swap sold by it. The use of credit default swaps could result in losses to the Strategic Municipal Income Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions.  An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps.  The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•	Swap agreements are not traded on exchanges and not subject to government regulation like exchange traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

•	In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•	The swaps market is a relatively new market and is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect a Fund’s ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. Each Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of a Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters

As described herein, each Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to that Fund’s potential economic exposure under the transaction. Each Fund will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to a Fund for investment purposes. If a large portion of a Fund’s assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which a Fund may write. Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

Each Fund’s use of Strategic Transactions may be limited by the requirements of the Code, for qualification as a regulated investment company.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of a Fund’s voting securities present at a meeting, if the holders of more than 50% of such Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of a Fund’s outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis.

California Insured Tax Free Fund

California Insured Tax Free Fund’s fundamental investment restrictions provide that such Fund shall not:

1.	Purchase any securities (other than tax exempt obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities or any single issuer, except that up to 25% of the Fund’s total assets may be invested without regard to such limitation, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

2.	Invest more than 25% of its assets in a single industry; however, as described in the Prospectus, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

3.	Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into “when-issued” and “delayed delivery” transactions as described in the Prospectus.

4.	Make loans, except to the extent the tax exempt obligations the Fund may invest in are considered to be loans.

5.	Buy any securities “on margin.” The deposit of initial or maintenance margin in connection with interest rate or other financial futures contracts or index contracts or options on futures contracts is not considered the purchase of a security on margin.

6.	Sell any securities “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except as hedging transactions in accordance with the requirements of the SEC and the CFTC.

7.	Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

8.	Make investments for the purpose of exercising control or participation in management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

9.	Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act as amended from time to time.

10.	Invest in equity interests in oil, gas or other mineral exploration or development programs.

11.	Purchase or sell real estate commodities or commodity contracts, except as set forth in item 6 above and except to the extent the municipal securities in which the Fund may invest are considered to be interests in real estate.

Insured Tax Free Income Fund

Insured Tax Free Income Fund’s fundamental investment restrictions provide that such Fund shall not:

1.	Purchase any securities (other than tax exempt obligations guaranteed by the United States government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

2.	Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

3.	Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into “when-issued” and “delayed delivery” transactions as described in a Prospectus.

4.	Make loans, except to the extent the tax exempt obligations the Fund may invest in are considered to be loans.

5.	Buy any securities “on margin.” The deposit of initial or maintenance margin in connection with interest rate or other financial futures contracts or index contracts or options on futures contracts is not considered the purchase of a security on margin.

6.	Sell any securities “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except as hedging transactions in accordance with the requirements of the SEC and the Commodity Futures Trading Commission.

7.	Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

8.	Make investments for the purpose of exercising control or participation in management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

9.	Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

10.	Invest in equity interests in oil, gas or other mineral exploration or development programs.

11.	Purchase or sell real estate, commodities or commodity contracts, except as set forth in item 6 above and except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate.

Intermediate Term Municipal Income Fund

Intermediate Term Municipal Income Fund’s fundamental investment restrictions provide that such Fund shall not:

1.	With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

2.	Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal securities market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry; and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

3.	Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

4.	Make loans of money or property, except to the extent the obligations the Fund may invest in are considered to be loans and except to the extent that the Fund may lend money or property in connection with maintenance of the value of or the Fund’s interest with respect to the securities owned by the Fund.

5.	Buy any securities “on margin.” Neither the deposit of initial or maintenance margin in connection with Strategic Transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

6.	Sell any securities “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contract or index contracts or options on futures contracts, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the CFTC.

7.	Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

8.	Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to municipal securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

9.	Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

10.	Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

11.	Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

Municipal Income Fund

Municipal Income Fund’s fundamental investment restrictions provide that such Fund shall not:

1.	With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund’s total assets (taken at current market value) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

2.	Invest more than 25% of its assets in a single industry, however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

3.	Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

4.	Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund’s interest with respect to, the securities owned by the Fund.

5.	Buy any securities “on margin.” Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

6.	Sell any securities “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except as hedging or risk management transactions in accordance with the requirements of the SEC and the CFTC.

7.	Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

8.	Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

9.	Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

10.	Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs.

11.	Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent the options and futures contracts and index contracts in which such Funds may invest for hedging and risk management purposes are considered to be commodities or commodities contracts.

New York Tax Free Income Fund

New York Tax Free Income Fund’s fundamental investment restrictions provide that such Fund shall not:

1.	Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

2.	Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

3.	Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund’s interest with respect to, the securities owned by the Fund.

4.	Buy any securities “on margin.” Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

5.	Sell any securities “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the CFTC.

6.	Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

7.	Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

8.	Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

9.	Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

10.	Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

Strategic Municipal Income Fund

Strategic Municipal Income Fund’s fundamental investment restrictions provide that such Fund shall not:

1.	Purchase any securities (other than tax exempt obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

2.	Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry; and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

3.	Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into “when-issued” and “delayed delivery” transactions.

4.	Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund’s interest with respect to, the securities owned by the Fund.

5.	Buy any securities “on margin.” The deposit of initial or maintenance margin in connection with interest rate or other financial futures contracts or index contracts or options on futures contracts is not considered the purchase of a security on margin.

6.	Sell any securities “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except as hedging transactions in accordance with the requirements of the SEC and the CFTC.

7.	Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in their respective portfolios.

8.	Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

9.	Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

10.	Invest in equity interests in oil, gas or other mineral exploration of development programs.

11.	Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent the options and futures contracts and index contracts in which such Funds may invest for hedging and risk management purposes are considered to be commodities or commodities contracts.

All Funds

The latter part of certain of a Fund’s fundamental investment restrictions (i.e., the references to “as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to a Fund from the provisions of the 1940 Act, as amended from time to time”) provide a Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Funds’ Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

With respect to Funds with the fundamental investment restriction regarding the loan of portfolio securities, although a Fund is permitted under such restriction to make loans of its portfolio securities, no such Fund currently has an intention to do so.

Non-Fundamental Policies

Each Fund has adopted the following operating policies which may be amended by its Board of Trustees. Each Fund shall not:

1.	Invest in other investment companies in reliance on section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

2.	Invest 25% or more of its assets in a single industry; however, each Fund may from time to time invest 25% or more of its assets in a particular segment of the municipal bond market; however, each Fund will not invest 25% or more of its assets in industrial development bonds in a single industry, and except that such Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

DESCRIPTION OF INSURER FINANCIAL STRENGTH RATINGS

Ratings of Insurance Company Claims-Paying Ability

The insurer financial strength is rated by S&P and Moody’s. Descriptions of these ratings, which are particularly applicable to the California Insured Tax Free Fund and the Insured Tax Free Income Fund, are set forth below:

Description of S&P’s Ratings of Insurance Company Claims-Paying Ability

A S&P insurer financial strength rating is a current opinion of the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.

This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims. For organizations with cross-border or multinational operations, including those conducted by subsidiaries or branch offices, the ratings do not take into account potential that may exist for foreign exchange restrictions to prevent financial obligations from being met.

Insurer financial strength ratings are based on information furnished by rated organizations or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may on occasion rely on unaudited financial information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

Insurer financial strength ratings do not refer to an organization’s ability to meet nonpolicy (i.e. debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and follows procedures consistent with issue credit rating definitions and practices. Insurer financial strength ratings are not a recommendation to purchase or discontinue any policy or contract issued by an insurer or to buy, hold, or sell any security issued by an insurer. A rating is not a guaranty of an insurer’s financial strength or security.

Long-Term Insurer Financial Strength Ratings

An insurer rated “BBB” or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA. An insurer rated “AAA” has extremely strong financial security characteristics. “AAA” is the highest insurer financial strength rating assigned by S&P.

AA. An insurer rated “AA” has very strong financial security characteristics, differing only slightly from those rated higher.

A. An insurer rated “A” has strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB. An insurer rated “BBB” has good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher-rated insurers.

An insurer rated “BB” or lower is regarded as having vulnerable characteristics that may outweigh its strengths. “BB” indicates the least degree of vulnerability within the range; “CC” the highest.

BB. An insurer rated ‘BB’ has marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B. An insurer rated ‘B’ has weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC. An insurer rated ‘CCC’ has very weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC. An insurer rated ‘CC’ has extremely weak financial security characteristics and is likely not to meet some of its financial commitments.

R. An insurer rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR. An insurer designated ‘NR’ is not rated, which implies no opinion about the insurer’s financial security.

Plus (+) or minus (–). Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

CreditWatch. CreditWatch highlights the potential direction of a rating, focusing on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P’s. The events may include mergers, recapitalizations, voter referenda, regulatory actions, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is needed to evaluate the rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means that a rating may be lowered; “developing” means that a rating may be raised, lowered or affirmed.

National Scale Ratings. National scale ratings, denoted with a prefix such as ‘mx’ (Mexico) or ‘ra’ (Argentina), assess an insurer’s financial security relative to other insurers in its home market. For more information, refer to the separate definitions for national scale ratings.

Short-Term Insurer Financial Strength Ratings

Short-Term insurer financial strength ratings reflect the insurer’s creditworthiness over a short-term time horizon.

A-1. An insurer rated ‘A-1’ has a strong ability to meet its financial commitments on short-term policy obligations. It is rated in the highest category by S&P’s. Within this category, certain insurers are designated with a plus sign (+). This indicates that the insurer’s ability to meet its financial commitments on short-term policy obligations is extremely strong.

A-2. An insurer rated ‘A-2’ has a good ability to meet its financial commitments on short-term policy obligations. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than insurers in the highest rating category.

A-3. An insurer rated ‘A-3’ has an adequate ability to meet its financial commitments on short-term policy obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened ability of the insurer to meet its financial obligations.

B. An insurer rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The insurer currently has the ability to meet its financial commitments on short-term policy obligations; however, it faces major ongoing uncertainties which could lead to the insurer’s inadequate ability to meet its financial obligations.

C. An insurer rated ‘C’ is regarded as currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments on short-term policy obligations.

R. See definition of “R” under long-term ratings.

Plus (+) or minus (–). Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

S&P’s ratings and other assessments of creditworthiness and financial strength are not a recommendation to purchase or discontinue any policy or contract issues by an insurer or to buy, hold, or sell any security issued by an insurer. In addition, neither a rating nor an assessment is a guaranty of an insurer’s financial strength.

Description of Moody’s Insurance Company Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

Insurance Financial Strength Ratings, shown in connection with property/casualty groups, represent the ratings of individual companies within those groups, as displayed in Moody’s insurance industry ratings list. The rating of an individual property/casualty company may be based on the benefit of its participation in an intercompany pooling agreement. Pooling agreements may or may not provide for continuation of in-force policyholder obligations by pool members in the event that the property/casualty insurer is sold to a third party or otherwise removed from the pooling agreement.

Moody’s assumes in these ratings that the pooling agreement will not be modified by the members of the pool to reduce the benefits of pool participation, and that the insurer will remain in the pool. Moody’s makes no representation or warranty that such pooling agreement will not be modified over time, nor does Moody’s opine on the probability that the rated entity may be sold or otherwise removed from the pooling agreement.

Long-Term Insurance Financial Strength Ratings

Moody’s rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company’s ability to meet its senior policyholder claims and obligations.

Aaa. Insurance companies rated Aaa offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba. Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B. Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa. Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca. Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C. Insurance companies rated C are the lowest-rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Numeric modifiers are used to refer to the ranking within a group with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

Short-Term Insurance Financial Strength Ratings

Short-Term Insurance Financial Strength Ratings are opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1. Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2. Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3. Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP. Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

When ratings are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parenthesis beneath the name of the insurer, or there is a footnote referring to the name or names of the supporting entity or entities.

In assigning ratings to such insurers, Moody’s evaluates the financial strength of the affiliated insurance companies, commercial banks, corporations, foreign governments, or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

TRUSTEES AND OFFICERS

The business and affairs of each Fund are managed under the direction of the Funds’ Board of Trustees and the Funds’ officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	†	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	†	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	†	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy†† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	†	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	†	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	†	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	†	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	†	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	†	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Interested Trustee*

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	†	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	See Table D below.

††	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers

Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	†††	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	†††	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	†††	Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser since July 2004. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	†††	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	†††	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	†††	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

†††	See Table E below.

Compensation

Each trustee/director/managing general partner (hereinafter referred to in this section as “trustee”) who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a “Non-Affiliated Trustee”) is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by a Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, a Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from a Fund prior to such Non-Affiliated Trustee’s retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from a Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a Fund.

Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

Compensation Table

		Fund Complex
			Aggregate
		Aggregate	Estimated
		Pension or	Maximum	Total
		Retirement	Annual	Compensation
	Aggregate	Benefits	Benefits from	before
	Compensation	Accrued as	the Fund	Deferral from
	from the	Part of	Complex Upon	Fund
Name	Trust(1)	Expenses(2)	Retirement(3)	Complex(4)
Independent Trustees
David C. Arch	$11,574	$35,484	$105,000	$228,531
Jerry D. Choate	11,574	98,609	105,000	228,531
Rod Dammeyer	11,574	69,017	105,000	228,531
Linda Hutton Heagy	11,574	27,389	105,000	228,531
R. Craig Kennedy	11,574	19,200	105,000	228,531
Howard J Kerr	11,574	146,670	149,395	228,531
Jack E. Nelson	11,574	121,944	105,000	228,531
Hugo F. Sonnenschein	11,574	69,608	105,000	226,331
Suzanne H. Woolsey	11,574	62,697	105,000	228,531
Interested Trustee
Wayne W. Whalen	11,574	72,695	105,000	228,531

(1)	The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended September 30, 2008. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended September 30, 2008 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended September 30, 2008 are shown in Table B below. The details of cumulative deferred compensation

(including interest) for each operating series of the Trust as of September 30, 2008 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(2)	The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds’ respective fiscal years ended in 2008. The retirement plan is described above the Compensation Table.

(3)	For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee’s anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.

(4)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2008 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

TABLE A

FISCAL YEAR 2008 AGGREGATE COMPENSATION FROM
THE TRUST AND EACH FUND

											Interested
	Fiscal	Independent Trustees									Trustee
Fund Name	Year-End	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Whalen

California Insured Tax Free Fund	9/30	$1,332	$1,332	$1,332	$1,332	$1,332	$1,332	$1,332	$1,332	$1,332	$1,332
Insured Tax Free Income Fund	9/30	2,660	2,660	2,660	2,660	2,660	2,660	2,660	2,660	2,660	2,660
Intermediate Term Municipal Income Fund	9/30	1,142	1,142	1,142	1,142	1,142	1,142	1,142	1,142	1,142	1,142
Municipal Income Fund	9/30	2,068	2,068	2,068	2,068	2,068	2,068	2,068	2,068	2,068	2,068
New York Tax Free Income Fund	9/30	909	909	909	909	909	909	909	909	909	909
Strategic Municipal Income Fund	9/30	3,463	3,463	3,463	3,463	3,463	3,463	3,463	3,463	3,463	3,463

Trust Total		$11,574	$11,574	$11,574	$11,574	$11,574	$11,574	$11,574	$11,574	$11,574	$11,574

TABLE B

FISCAL YEAR 2008 AGGREGATE COMPENSATION DEFERRED FROM
THE TRUST AND EACH FUND

								Interested
	Fiscal	Independent Trustees						Trustee
Fund Name	Year-End	Choate	Dammeyer	Heagy	Kennedy	Nelson	Sonnenschein	Whalen

California Insured Tax Free Fund	9/30	$1,332	$1,332	$1,332	$666	$1,332	$1,332	$1,332
Insured Tax Free Income Fund	9/30	2,660	2,660	2,660	1,330	2,660	2,660	2,660
Intermediate Term Municipal Income Fund	9/30	1,142	1,142	1,142	571	1,142	1,142	1,142
Municipal Income Fund	9/30	2,068	2,068	2,068	1,034	2,068	2,068	2,068
New York Tax Free Income Fund	9/30	909	909	909	455	909	909	909
Strategic Municipal Income Fund	9/30	3,463	3,463	3,463	1,731	3,463	3,463	3,463

Trust Total		$11,574	$11,574	$11,574	$5,787	$11,574	$11,574	$11,574

TABLE C

CUMULATIVE COMPENSATION DEFERRED
(PLUS INTEREST)
FROM THE TRUST AND EACH FUND

											Current
											Interested
	Fiscal	Current Independent Trustees						Former Independent Trustees			Trustee
Fund Name	Year-End	Choate	Dammeyer	Heagy	Kennedy	Nelson	Sonnenschein	Branagan	Rees	Sisto	Whalen

California Insured Tax Free Fund	9/30	$12,981	$6,462	$16,618	$19,838	$43,078	$6,780	$3,263	$—	$1,988	$24,903
Insured Tax Free Income Fund	9/30	25,989	10,923	34,551	36,194	80,124	11,237	7,849	—	5,816	48,614
Intermediate Term Municipal Income Fund	9/30	11,531	5,858	15,143	19,176	41,263	6,177	3,009	—	1,843	23,351
Municipal Income Fund	9/30	17,939	8,636	22,860	27,174	58,378	8,937	4,600	2,247	6,524	34,215
New York Tax Free Income Fund	9/30	11,226	5,461	11,430	8,574	21,228	5,813	2,088	—	1,247	14,810
Strategic Municipal Income Fund	9/30	21,751	12,045	25,285	24,408	53,978	12,171	4,452	—	2,791	34,216

Trust Total		$101,417	$49,385	$125,887	$135,364	$298,049	$51,115	$25,261	$2,247	$20,209	$180,109

TABLE D

YEAR OF ELECTION OR APPOINTMENT TO EACH FUND

										Interested
	Independent Trustees									Trustee
Fund Name	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Whalen

California Insured Tax Free Fund	2003	1999	2003	1995	1993	2003	1985	2003	1999	1985
Insured Tax Free Income Fund	2003	1999	2003	1995	1993	2003	1984	2003	1999	1984
Intermediate Term Municipal Income Fund	2003	1999	2003	1995	1993	2003	1993	2003	1999	1993
Municipal Income Fund	2003	1999	2003	1995	1993	2003	1990	2003	1999	1990
New York Tax Free Income Fund	2003	1999	2003	1995	1994	2003	1994	2003	1999	1994
Strategic Municipal Income Fund	2003	1999	2003	1995	1993	2003	1985	2003	1999	1985

TABLE E

YEAR OF ELECTION OR APPOINTMENT TO EACH FUND

	Officers
Fund Name	Chang	Doberman	Klingert	Schuldt	Sullivan	Wood

California Insured Tax Free Fund	2003	2004	2008	2007	1996	2008
Insured Tax Free Income Fund	2003	2004	2008	2007	1996	2008
Intermediate Term Municipal Income Fund	2003	2004	2008	2007	1996	2008
Municipal Income Fund	2003	2004	2008	2007	1996	2008
New York Tax Free Income Fund	2003	2004	2008	2007	1996	2008
Strategic Municipal Income Fund	2003	2004	2008	2007	1996	2008

Board Committees

The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of “Independent Trustees”, which is defined for purposes herein as trustees who: (1) are not “interested persons” of any Fund as defined by the 1940 Act and (2) are “independent” of each Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

The Board’s audit committee consists of Jerry D. Choate, Rod Dammeyer and R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of each Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund’s financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee’s responsibilities. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of each Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Funds that each Fund’s audited financial statements be included in that Fund’s annual report to shareholders for the most recent fiscal year for filing with the SEC.

The Board’s brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews each Fund’s allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

The Board’s governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to each Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Funds select and nominate any other nominee Independent Trustees for each Fund. While the Independent Trustees of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

During each Fund’s last fiscal year, the Board of Trustees held 13 meetings. During each Fund’s last fiscal year, the audit committee of the Board held 4 meetings, the brokerage and services committee of the Board held 5 meetings and the governance committee of the Board held 4 meetings.

Shareholder Communications

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either a Fund’s office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by a Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Share Ownership

Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2008, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each Fund and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

2008 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

Independent Trustees

Trustees
	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey
Dollar range of equity securities in each Fund
California Insured Tax Free Fund	none	none	none	none	none	none	none	none	none
Insured Tax Free Income Fund	none	none	none	none	$1-$10,000	none	none	none	none
Intermediate Term Municipal Income Fund	none	none	none	none	$1-$10,000	none	none	none	none
Municipal Income Fund	none	none	none	$1-$10,000	$1-$10,000	none	none	none	none
New York Tax Free Income Fund	none	none	none	none	none	none	none	none	none
Strategic Municipal Income Fund	none	none	none	none	$1-$10,000	none	none	none	none
Aggregate dollar range of equity securities in all registered investment companies overseen by trustee in the Fund Complex	over $100,000	$10,001- $50,000	over $100,000	$50,001- $100,000	over $100,000	$10,001- $50,000	$1- $10,000	$10,001- $50,000	$50,001- $100,000

Interested Trustee

Trustee
Whalen
Dollar range of equity securities in each Fund
California Insured Tax Free Fund	none
Insured Tax Free Income Fund	$1-$10,000
Intermediate Term Municipal Income Fund	$1-$10,000
Municipal Income Fund	$1-$10,000
New York Tax Free Income Fund	none
Strategic Municipal Income Fund	$1-$10,000
Aggregate dollar range of equity securities in all registered investment companies overseen by trustee in the Fund Complex	over $100,000

Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2008, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each Fund and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

2008 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

Independent Trustees

Trustees
	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey
Dollar range of equity securities and deferred compensation in each Fund
California Insured Tax Free Fund	none	none	none	none	none	none	none	none	none
Insured Tax Free Income Fund	none	none	none	none	$1-$10,000	none	none	none	none
Intermediate Term Municipal Income Fund	none	none	none	none	$1-$10,000	none	none	none	none
Municipal Income Fund	none	none	none	$1-$10,000	$1-$10,000	none	none	none	none
New York Tax Free Income Fund	none	none	none	none	none	none	none	none	none
Strategic Municipal Income Fund	none	none	none	none	$1-$10,000	none	none	none	none
Aggregate dollar range of equity securities and deferred compensation in all registered investment companies overseen by trustee in the Fund Complex	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

Interested Trustee

Trustee
Whalen
Dollar range of equity securities and deferred compensation in each Fund
California Insured Tax Free Fund	none
Insured Tax Free Income Fund	$1-$10,000
Intermediate Term Municipal Income Fund	$1-$10,000
Municipal Income Fund	$1-$10,000
New York Tax Free Income Fund	none
Strategic Municipal Income Fund	$1-$10,000
Aggregate dollar range of equity securities and deferred compensation in all registered investment companies overseen by trustee in the Fund Complex	over $100,000

As of January 2, 2009, the trustees and officers of the Funds as a group owned less than 1% of the shares of each Fund.

Code of Ethics

Each Fund, the Adviser and the Distributor have adopted a Code of Ethics (the “Code of Ethics”) that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by a Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of such Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with such Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of a Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

INVESTMENT ADVISORY AGREEMENT

Each Fund and the Adviser are parties to an investment advisory agreement (each, an “Advisory Agreement”). Under each Advisory Agreement, a Fund retains the Adviser to manage the investment of such Fund’s assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement such Fund’s investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to such Fund, renders periodic reports to such Fund’s Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of such Fund if elected to such positions. Each Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of such Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any error of judgment or of law, or for any loss suffered by such Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement between each Fund, except New York Tax Free Income Fund, and the Adviser also provides that, in the event the expenses of a Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which such Fund’s shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay such Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

During the fiscal years ended September 30, 2008, 2007 and 2006, the Adviser received the approximate advisory fees (net of fee waivers) from each of the Funds as set forth in the table below.

	Fiscal Year Ended September 30,
Fund Name	2008	2007	2006

California Insured Tax Free Fund	$1,049,500	$1,080,600	$1,081,700
Insured Tax Free Income Fund	4,881,000	5,590,000	5,871,600
Intermediate Term Municipal Income Fund	471,100	431,900	458,300
Municipal Income Fund	3,077,500	3,266,000	3,111,800
New York Tax Free Income Fund	260,100	272,300	262,500
Strategic Municipal Income Fund	6,671,300	7,625,700	7,504,100

During the fiscal years ended September 30, 2008, 2007 and 2006, the Adviser waived approximate advisory fees from the Funds as set forth in the table below.

	Fiscal Year Ended September 30,
Fund Name	2008	2007	2006

California Insured Tax Free Fund	N/A	N/A	N/A
Insured Tax Free Income Fund	N/A	N/A	N/A
Intermediate Term Municipal Income Fund	$117,800	$108,000	$114,600
Municipal Income Fund	N/A	N/A	N/A
New York Tax Free Income Fund	295,500	309,500	298,200
Strategic Municipal Income Fund	N/A	N/A	N/A

N/A — Not Applicable.

Litigation Involving the Adviser

The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. In October 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In July 2007, the district court granted plaintiff’s motion to remand the case back to Illinois state court. The Illinois state court denied defendants’ motion to dismiss the complaint in May 2008. Defendants sought an interlocutory appeal of that ruling but agreed to continue their motion in light of a similar appeal pending in the Illinois appellate court. The Circuit Court stayed discovery pending the outcome of that appeal. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

FUND MANAGEMENT

Other Accounts Managed by the Portfolio Managers

California Insured Tax Free Fund

As of September 30, 2008, Mark Paris managed 13 registered investment companies with a total of approximately $4.4 billion in assets; no pooled investment vehicles other than registered investment companies; and one other account with a total of approximately $13.6 million in assets.

As of September 30, 2008, Robert J. Stryker managed 11 registered investment companies with a total of approximately $3.4 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Insured Tax Free Income Fund

As of September 30, 2008, Mark Paris managed 13 registered investment companies with a total of approximately $4.4 billion in assets; no pooled investment vehicles other than registered investment companies; and one other account with a total of approximately $13.6 million in assets.

As of September 30, 2008, Robert J. Stryker managed 11 registered investment companies with a total of approximately $3.4 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

As of September 30, 2008, Robert W. Wimmel managed 15 registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Intermediate Term Municipal Income Fund and Municipal Income Fund

As of September 30, 2008, Wayne D. Godlin managed eight registered investment companies with a total of approximately $6.8 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

As of September 30, 2008, Mark Paris managed 13 registered investment companies with a total of approximately $4.4 billion in assets; no pooled investment vehicles other than registered investment companies; and one other account with a total of approximately $13.6 million in assets.

As of September 30, 2008, Robert J. Stryker managed 11 registered investment companies with a total of approximately $3.4 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

As of September 30, 2008, Robert W. Wimmel managed 15 registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

New York Tax Free Income Fund

As of September 30, 2008, Wayne D. Godlin managed eight registered investment companies with a total of approximately $6.8 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

As of September 30, 2008, Mark Paris managed 13 registered investment companies with a total of approximately $4.4 billion in assets; no pooled investment vehicles other than registered investment companies; and one other account with a total of approximately $13.6 million in assets.

As of September 30, 2008, Robert J. Stryker managed 11 registered investment companies with a total of approximately $3.4 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Strategic Municipal Income Fund

As of September 30, 2008, William D. Black managed four registered investment companies with a total of approximately $1.6 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

As of September 30, 2008, Wayne D. Godlin managed eight registered investment companies with a total of approximately $6.8 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

As of September 30, 2008, Mark Paris managed 13 registered investment companies with a total of approximately $4.4 billion in assets; no pooled investment vehicles other than registered investment companies; and one other account with a total of approximately $13.6 million in assets.

As of September 30, 2008, James D. Phillips managed two registered investment companies with a total of approximately $5.5 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over such Fund. The portfolio managers of each Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which a Fund invests, the Adviser could be seen as harming the performance of such Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus;

•	Morgan Stanley’s Long-Term Incentive Compensation Program awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu;

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Funds, each Fund’s investment performance is measured against the indices listed in each Fund’s Prospectus and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor each Fund’s performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds’/accounts’ disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in “Other Accounts Managed by the Portfolio Managers” above. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers

California Insured Tax Free Fund

As of September 30, 2008, the dollar range of securities beneficially owned by each portfolio manager in such Fund is shown below:
Mark Paris—none;
Robert J. Stryker—none.

Insured Tax Free Income Fund

As of September 30, 2008, the dollar range of securities beneficially owned by each portfolio manager in such Fund is shown below:
Mark Paris—none;
Robert J. Stryker—none;
Robert W. Wimmel—none.

Intermediate Term Municipal Income Fund

As of September 30, 2008, the dollar range of securities beneficially owned by each portfolio manager in such Fund is shown below:
Wayne D. Godlin—$500,001 - $1 million;
Mark Paris—none;
Robert J. Stryker—none;
Robert W. Wimmel—none.

Municipal Income Fund

As of September 30, 2008, the dollar range of securities beneficially owned by each portfolio manager in such Fund is shown below:
Wayne D. Godlin—none;
Mark Paris—none;
Robert J. Stryker—none;
Robert W. Wimmel—none.

New York Tax Free Income Fund

As of September 30, 2008, the dollar range of securities beneficially owned by each portfolio manager in such Fund is shown below:
Wayne D. Godlin—none;
Mark Paris—none;
Robert J. Stryker—none.

Strategic Municipal Income Fund

As of September 30, 2008, the dollar range of securities beneficially owned by each portfolio manager in such Fund is shown below:
William D. Black*—none;
Wayne D. Godlin*—none;
Mark Paris—none;
James D. Phillips*—none.

*	Not included in the table above, the portfolio manager has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

OTHER AGREEMENTS

Accounting Services Agreement

Each Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to such Fund supplementary to those provided by the custodian. Such services are expected to enable each Fund to more closely monitor and maintain its accounts and records. Each Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

Legal Services Agreement

Each Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund’s minute books and records, preparation and oversight of each fund’s regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining half of such costs are allocated among funds based on the type of fund and the relative net assets of the fund.

Chief Compliance Officer Employment Agreement

Each Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of such Fund and other Van Kampen funds. The Funds’ Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Funds and other Van Kampen funds. Each Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

Fund Payments Pursuant to These Agreements

Pursuant to these agreements, Morgan Stanley or its affiliates have received from each Fund the following approximate amounts:

	Fiscal Year Ended September 30,
	2008	2007	2006
California Insured Tax Free Fund	$65,200	$62,500	$62,300
Insured Tax Free Income Fund	106,900	121,600	124,900
Intermediate Term Municipal Income Fund	55,800	57,100	61,900
Municipal Income Fund	94,000	91,500	98,500
New York Tax Free Income Fund	50,100	51,300	48,700
Strategic Municipal Income Fund	148,800	156,100	183,600

DISTRIBUTION AND SERVICE

The Distributor acts as the principal underwriter of each Fund’s shares pursuant to a written agreement (each, a “Distribution and Service Agreement”). The Distributor has the exclusive right to distribute shares of each Fund through authorized dealers on a continuous basis. The Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor is required to take and pay for only such shares of each Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. Each Distribution and Service Agreement is renewable from year to year if approved (a)(i) by a Fund’s Board of Trustees or (ii) by a vote of a majority of a Fund’s outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to such Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. Each Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days’ written notice. The approximate total underwriting commissions on the sale of shares of each Fund for the last three fiscal years are shown in the chart below.

	Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended
	September 30, 2008		September 30, 2007		September 30, 2006
	Total	Amounts	Total	Amounts	Total	Amounts
	Underwriting	Retained by	Underwriting	Retained by	Underwriting	Retained by
Fund Name	Commissions	Distributor	Commissions	Distributor	Commissions	Distributor

California Insured Tax Free Fund	$438,400	$51,500	$725,200	$82,000	$652,600	$80,800
Insured Tax Free Income Fund	742,900	100,700	1,004,200	124,400	1,327,600	169,800
Intermediate Term Municipal Income Fund	376,400	43,300	123,700	16,300	277,700	34,800
Municipal Income Fund	910,600	112,300	1,707,800	209,700	1,340,600	155,900
New York Tax Free Income Fund	269,700	26,400	403,200	51,700	280,600	33,400
Strategic Municipal Income Fund	3,780,500	427,200	2,738,500	310,900	3,020,400	362,400

With respect to sales of Class A Shares of each Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

Class A Shares Sales Charge Table

	Total Sales Charge		Reallowed To
		As % of	Dealers As
	As % of	Net Amount	a % of
Size of Investment	Offering Price	Invested	Offering Price

Less than $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	*	*	*

For all Funds except Intermediate Term Municipal Income:

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments a Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee may be paid by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of a Fund’s assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by a Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

For Intermediate Term Municipal Income Fund:

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments a Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to September 22, 2008, the Fund may impose a contingent deferred sales charge of 0.50% on certain redemptions made within eighteen months of purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. Effective September 22, 2008, a commission or transaction fee may be paid by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of the Fund’s assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. With respect to shares purchased prior to September 22, 2008, a commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of the Fund’s assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 0.50% on sales of $1 million to $3 million, plus 0.25% on the excess over $3 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

With respect to sales of Class B Shares and Class C Shares of a Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of a Fund’s assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of a Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of such Fund’s shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of a Fund’s Class C Shares annually commencing in the second year after purchase.

With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

Each Fund has adopted a distribution plan (the “Distribution Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Each Fund also adopted a service plan (the “Service Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the “Plans.” The Plans provide that a Fund may spend a portion of such Fund’s average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of a Fund’s shares, sub-agreements between the Distributor and members of FINRA who are acting as securities dealers and FINRA members or eligible non-members who are acting as brokers or agents and similar agreements between a Fund and financial intermediaries who are acting as brokers (collectively, “Selling Agreements”) that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding a Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of a Fund are referred to herein as “financial intermediaries.”

Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Funds.

The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which each Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for each Fund to pay the Distributor the lesser of (i) the amount of the Distributor’s actual expenses incurred during such year less any deferred sales charges it received during such year (the “actual net expenses”) or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the “plan fees”). Therefore, to the extent the Distributor’s actual net expenses in a given year are less than the plan fees for such year, a Fund only pays the actual net expenses. Alternatively, to the extent the Distributor’s actual net expenses in a given year exceed the plan fees for such year, a Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by a Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for a Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor’s actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by such Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, each Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

As of September 30, 2008, the unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, and the percentage of each Fund’s net assets attributable to Class B Shares and Class C Shares are represented below.

	Class B Shares		Class C Shares
		Approximate		Approximate
	Approximate	Percentage of	Approximate	Percentage of
	Unreimbursed	Fund’s Net	Unreimbursed	Fund’s Net
Fund Name	Distribution	Assets	Distribution	Assets

California Insured Tax Free Fund	$0	0.00%	$0	0.00%
Insured Tax Free Income Fund	646,000	3.12%	67,200	*
Intermediate Term Municipal Income Fund	0	0.00%	7,800	*
Municipal Income Fund	2,486,800	15.85%	233,800	1.28%
New York Tax Free Income Fund	0	0.00%	12,900	*
Strategic Municipal Income Fund	1,393,200	1.99%	203,200	*

*	Amount is less than 1.00%.

If the Plans are terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by such Fund or recovered through contingent deferred sales charges.

Because each Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other Funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such Funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

For the fiscal year ended September 30, 2008, the Distributor received aggregate fees under the Plans as follows:

			Amounts Paid for the Following Reasons:
			Commissions &	Fees Paid to
			Transaction	the Distributor
	Fiscal Year	Percentage of	Fees Paid to	and/or Financial
	Ended	Average	the Distributor	Intermediaries
	September 30,	Daily Net	and/or Financial	for Servicing and
Fund Name	2008	Assets	Intermediaries	Administering Plans

California Insured Tax Free Fund
Class A	$478,996	0.25%	$0	$478,996
Class B	36,756	0.25%	0	36,756
Class C	98,281	0.86%	69,833	28,448
Insured Tax Free Income Fund
Class A	2,234,855	0.25%	0	2,234,855
Class B	257,293	1.00%	192,970	64,323
Class C	187,064	1.00%	140,298	46,766
Intermediate Term Municipal Income Fund
Class A	231,647	0.25%	0	231,647
Class B	30,008	0.29%	4,363	25,645
Class C	143,209	1.00%	107,407	35,802
Municipal Income Fund
Class A	1,468,409	0.25%	0	1,468,409
Class B	186,155	1.00%	139,616	46,539
Class C	196,603	1.00%	147,452	49,151
New York Tax Free Income Fund
Class A	199,856	0.25%	0	199,856
Class B	30,558	0.16%	0	30,558
Class C	196,595	1.00%	147,446	49,149

			Amounts Paid for the Following Reasons:
			Commissions &	Fees Paid to
			Transaction	the Distributor
	Fiscal Year	Percentage of	Fees Paid to	and/or Financial
	Ended	Average	the Distributor	Intermediaries
	September 30,	Daily Net	and/or Financial	for Servicing and
Fund Name	2008	Assets	Intermediaries	Administering Plans

Strategic Municipal Income Fund
Class A	2,929,566	0.25%	0	2,929,566
Class B	818,794	1.00%	614,096	204,699
Class C	1,688,667	1.00%	1,266,500	422,167

In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer’s sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of a Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of a Fund, to Morgan Stanley & Co. Incorporated (“Morgan Stanley & Co.”) and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans (“Intermediaries”) in connection with the sale, distribution, marketing and/or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other Intermediaries for, among others things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Intermediary, granting the Distributor access to the Intermediary’s financial advisors and consultants, providing assistance in the ongoing training and educating of the Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Van Kampen funds), amount of assets invested by the Intermediary’s customers (which could include current or aged assets of such Fund and/or some or all other Van Kampen funds), a Fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley & Co., these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)	On Class A Shares, Class B Shares and Class C Shares held directly in Morgan Stanley & Co.’s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record (and Class R Shares for which the Adviser and/or the Distributor are not engaged in revenue sharing with a 401(k) platform provider):

•	an amount up to 0.11% of the value (at the time of sale) of gross sales of such shares; and

•	an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares, which is paid only to the extent assets held in certain Van Kampen Funds exceed $600 million.

(2)	On Class I Shares held directly in Morgan Stanley & Co.’s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record, an ongoing annual fee in an amount up to 0.05% of the total average monthly net asset value of such shares.

(3)	On Class A Shares, Class B Shares, Class C Shares and Class I Shares held in taxable accounts through any fee-based advisory program offered by Morgan Stanley & Co., an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares.

(4)	On shares held in an account through certain 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)	On shares held in Intermediary accounts, other than those held through Intermediary 401(k) platforms:

•	an amount up to 0.25% of the value (at the time of sale) of gross sales of such shares; and/or

•	an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

(2)	On shares held in accounts through certain Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other Intermediaries may provide Morgan Stanley & Co. or other Intermediaries, and/or their financial advisors or other salespersons, with an incentive to favor sales of shares of a Fund over other investment options with respect to which Morgan Stanley & Co. or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that such Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley & Co. or any other Intermediary as to its compensation.

TRANSFER AGENT

Each Fund has entered into a transfer agency and service agreement with Investor Services, pursuant to which Investor Services serves as such Fund’s transfer agent, shareholder service agent and dividend disbursing agent. As consideration for the services it provides, Investor Services receives transfer agency fees in amounts that are determined through negotiations with a Fund and are approved by the Funds’ Board of Trustees. The transfer agency fees are based on competitive benchmarks. Each Fund and Investor Services may enter into agreements with third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in such Fund. In such instances, such Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by Investor Services.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Adviser is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund’s portfolio business, the policies and practices in this regard are subject to review by each Fund’s Board of Trustees.

As most transactions made by the Funds are principal transactions at net prices, each Fund generally incurs little or no brokerage costs. The portfolio securities in which each Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. Each Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to each Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm’s reliability, integrity and financial condition and the firm’s execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to a Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser’s receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). When a particular item (such as proxy services) has both research and non-research related uses, the Adviser will make a reasonable allocation of the cost of the item between the research and non-research uses and may pay for the portion of the cost allocated to research uses with commissions. Research services furnished by firms through which a Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts and/or accounts managed by its affiliates that are registered investment advisers; not all of such services may be used by the Adviser in connection with a Fund. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.

The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Funds, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Funds’ shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of such Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

Certain broker-dealers (and futures commission merchants), through which the Funds may effect securities (or futures)transactions, are affiliated persons (as defined in the 1940 Act) of the Funds or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Funds’ Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Funds must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

Unless otherwise described below, each Fund paid no commissions to affiliated brokers during the last three fiscal years. Each Fund paid the following commissions to brokers during the fiscal years shown:

	California	Insured	Intermediate		New York	Strategic
Fiscal Year Ended	Insured Tax	Tax Free	Term Municipal	Municipal	Tax Free	Municipal
September 30, 2008	Free Fund	Income Fund	Income Fund	Income Fund	Income Fund	Income Fund

Total brokerage commissions	$0	$17,153	$0	$2,679	$0	$5,173
Commissions with Morgan Stanley & Co.	0	0	0	0	0	0
Percentage of commissions with affiliate to total commissions	0%	0%	0%	0%	0%	0%
Percentage of total value of brokerage transactions with Morgan Stanley & Co.	0%	0%	0%	0%	0%	0%
Commission for research services	0%	0%	0%	0%	0%	0%
Value of research transactions	none	none	none	none	none	none

	California	Insured	Intermediate		New York	Strategic
Fiscal Year Ended	Insured Tax	Tax Free	Term Municipal	Municipal	Tax Free	Municipal
September 30, 2007	Free Fund	Income Fund	Income Fund	Income Fund	Income Fund	Income Fund

Total brokerage commissions	$7,102	$73,798	$0	$205,477	$0	$0
Commissions with Morgan Stanley & Co.	0	0	0	0	0	0
Percentage of commissions with affiliate to total commissions	0%	0%	0%	0%	0%	0%
Percentage of total value of brokerage transactions with Morgan Stanley & Co.	0%	0%	0%	0%	0%	0%
Commission for research services	0%	0%	0%	0%	0%	0%
Value of research transactions	none	none	none	none	none	none

	California	Insured	Intermediate		New York	Strategic
Fiscal Year Ended	Insured Tax	Tax Free	Term Municipal	Municipal	Tax Free	Municipal
September 30, 2006	Free Fund	Income Fund	Income Fund	Income Fund	Income Fund	Income Fund

Total brokerage commissions	$1,456	$165,076	$0	$13,596	$0	$0
Commissions with Morgan Stanley & Co.	0	0	0	0	0	0
Percentage of commissions with affiliate to total commissions	0%	0%	0%	0%	0%	0%
Percentage of total value of brokerage transactions with Morgan Stanley & Co.	0%	0%	0%	0%	0%	0%
Commission for research services	0%	0%	0%	0%	0%	0%
Value of research transactions	none	none	none	none	none	none

SHAREHOLDER SERVICES

Each Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in each Fund’s Prospectuses captioned “Shareholder Services.”

Investment Account

Each shareholder has an investment account under which the investor’s shares of a Fund are held by Investor Services, each Fund’s transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

Share Certificates

Generally, the Funds will not issue share certificates. However, upon written or telephone request to a Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of such Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 219286, Kansas City, Missouri 64121-9286, requesting an “Affidavit of Loss” and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

Retirement Plans

Eligible investors may establish individual retirement accounts (“IRAs”); SEP; SIMPLE IRAs; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

Automated Clearing House (“ACH”) Deposits

Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder’s bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder’s designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.

Dividend Diversification

A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of a Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g., IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from such Fund.

Systematic Withdrawal Plan

A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by a Fund. See “Shareholder Services — Retirement Plans.”

Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder’s initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder’s investment at the time the plan is established.

Under the plan, sufficient shares of a Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. Each Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days’ notice to its shareholders.

Reinstatement Privilege

A Class A Shareholder or Class B Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of such Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of a Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. There is no reinstatement privilege for Class I Shares of the Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called “wash sale” rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder’s tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder’s holding period for such shares will include the holding period for the redeemed shares.

REDEMPTION OF SHARES

Redemptions are not made on days during which the New York Stock Exchange (the “Exchange”) is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

In addition, if the Funds’ Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by such Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder’s disposition of such in-kind securities.

CONTINGENT DEFERRED SALES CHARGE-CLASS A

As described in each Fund’s Class A Shares, Class B Shares and Class C Shares Prospectus under “Purchase of Shares—Class A Shares,” there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge (“CDSC-Class A”) may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder’s account not subject to a CDSC-Class A, followed by shares held the longest in the shareholder’s account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES

As described in each Fund’s Class A Shares, Class B Shares and Class C Shares Prospectus under “Redemption of Shares,” redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge (“CDSC-Class B and C”). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

Redemption Upon Death or Disability

Each Fund will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person “is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.” While the Funds do not specifically adopt the balance of the Code’s definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.

In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

Redemption in Connection with Certain Distributions from Retirement Plans

A Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, a Fund will “tack” the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

Each Fund does not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

Redemption Pursuant to a Fund’s Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder’s investment in a Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder’s investment in a Fund will be redeemed systematically by such Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

The amount of the shareholder’s investment in a Fund at the time the plan is established with respect to such Fund is hereinafter referred to as the “initial account balance.” If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from a Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder’s initial account balance. Each Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

No Initial Commission or Transaction Fee

A Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. A Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See “Purchase of Shares—Waiver of Contingent Deferred Sales Charge” in the Class A Shares, Class B Shares and Class C Shares Prospectuses.

Involuntary Redemptions of Shares

Each Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. Each Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

Redemption by Adviser

Each Fund expects to waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in such Fund.

California Taxation of the California Insured Tax Free Fund

Under existing California income tax law, if at the close of each quarter of the California Insured Tax Free Fund’s taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is exempt from tax under California law, shareholders of such Fund who are subject to the California income tax will not be subject to such tax on distributions with respect to their shares of such Fund to the extent that such distributions are attributable to such tax-exempt interest from such obligations (less expenses applicable thereto). If such distributions are received by a corporation subject to the California franchise tax, however, the distributions will be includable in its gross income for purposes of determining its California franchise tax. Under California personal property tax law, securities owned by the California Insured Tax Free Fund and any interest thereon are exempt from such personal property tax.

Generally, any proceeds paid to the California Insured Tax Free Fund under an insurance policy which represent matured interest on defaulted obligations should be exempt from California personal income tax if, and to the same extent that, such interest would have been exempt if paid by the issuer of such defaulted obligations. California tax laws substantially incorporate those provisions of the Code governing the treatment of regulated investment companies and their shareholders.

The state tax discussion set forth above is for general information only. Prospective investors should consult their own advisers regarding the specific state tax consequences of holding and disposing of shares of the California Insured Tax Free Fund, as well as the effects of federal, local and foreign tax laws and any proposed tax law changes.

New York Taxation of the New York Tax Free Income Fund

The discussion under this heading applies only to shareholders of the New York Tax Free Income Fund that are residents of New York for purposes of the New York State personal income tax and the New York City personal income tax. Generally, individual shareholders will not be subject to New York State or New York City income tax on distributions attributable to interest on New York municipal securities. Individual shareholders that are residents of both New York State and New York City will be subject to New York State and New York City income tax on distributions attributable to other income of the New York Tax Free Income Fund (including net capital gain), and gain on the sale of shares of such Fund. Individual shareholders that are not a resident of New York City will not be subject to the New York City personal income tax. Corporations should note that all or a part of any distribution from the New York Tax Free Income Fund, and gain on the sale of shares of such Fund, may be subject to the New York State corporate franchise tax and the New York City general corporation tax.

Under currently applicable New York State law, the highest marginal New York State income tax rate imposed on individuals is 6.85%. This rate applies to a single individual with taxable income in excess of $20,000. Individual taxpayers with New York State adjusted gross income of more than $20,000 must also pay a supplemental tax intended to recapture the benefit of graduated tax rates.

The highest marginal New York City income tax rate imposed on individuals is 3.2%. This rate applies to single individuals with taxable income in excess of $50,000.

New York City residents are also subject to an additional New York City tax surcharge equal to 14% of their New York City tax liability.

New York State and New York City tax laws substantially incorporate the provisions of the Code (as defined below) governing the treatment of regulated investment companies and their shareholders.

Shareholders subject to taxation in a state other than New York will realize a lower after-tax rate of return if distributions from the New York Tax Free Income Fund are not exempt from taxation in such other state. Shareholders who are not residents of New York State are advised to consult their tax advisors regarding the imposition of New York State personal income taxes. Since the above discussion reflects New York laws as in effect as of the date of the applicable prospectus, all investors are advised to consult their tax advisors regarding any changes in law after such date.

TAXATION

Federal Income Taxation of the Funds

The following discussion and the taxation discussion in the Prospectuses are summaries of certain U.S. federal income tax considerations affecting each Fund and its shareholders. The discussions reflect applicable federal income tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. These discussions assume that each Fund’s shareholders hold their shares as capital assets for federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all federal income tax considerations affecting a Fund and its shareholders, and the discussions set forth herein and in the Prospectuses do not constitute tax advice. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Funds has not rendered any legal opinion regarding any tax consequences relating to the liquidation of the Funds. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. Shareholders must consult their own tax advisers regarding the federal income tax consequences of an investment in a Fund as well as state, local and foreign tax considerations and any proposed tax law changes.

Each Fund will be treated as a separate corporation for federal income tax purposes. Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

If a Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

To avoid a nondeductible 4% excise tax, each Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Fund will be treated as having been distributed.

If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, such Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, such Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

Each Fund’s investment practices may be subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause such Fund to recognize income or gain without a corresponding receipt of cash,(v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that such Fund must meet to be treated as a regulated investment company. Each Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of such Fund as a regulated investment company.

Investments of the Funds in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Fund generally will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, a Fund may have to either borrow money or dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

As discussed above under “Investment Objectives, Investment Strategies and Risks — Municipal Securities,” municipal securities, like other debt obligations, are subject to the risk of non-payment, and issuers of municipal securities might seek protection under the bankruptcy laws. Investments in municipal securities that are at risk of or in default may present special tax issues for a Fund. Federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund, in the event that they arise with respect to municipal securities it owns, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

Distributions to Shareholders

Each Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of “exempt-interest dividends” (as defined in the Code). Dividends paid by a Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of such Fund consists of such securities. Insurance proceeds received by the

California Insured Tax Free Fund and the Insured Tax Free Income Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, generally will be excludable from gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments representing interest on “non-appropriation” municipal lease obligations will be excludable from income for federal income tax purposes. See “Investment Objectives, Investment Strategies and Risks — Municipal Securities” above.

Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal income tax status of bonds issued after August 15, 1986 by making them contingent on the issuer’s future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders’ gross income for federal income tax purposes. The percentage of the total dividends paid by a Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of that Fund receiving dividends during such year.

Interest on certain “private-activity bonds” is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. Each Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in a Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by a Fund.

Exempt-interest dividends are included in determining what portion, if any, of a person’s social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Although exempt-interest dividends generally may be treated by a Fund’s shareholders as items of interest excludable from their gross income for federal income tax purposes, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a “substantial user” (or a “related person” of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by such Fund. “Substantial user” is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of “related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

While each Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of a Fund’s investment company taxable income are taxable to shareholders as ordinary income to the extent of such Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund’s net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Fund have been held by such shareholders. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Current law provides for reduced federal income tax rates on (1) long-term capital gains received by individuals and certain other non-corporate taxpayers and (2) “qualified dividend income” received by individuals and certain other non-corporate taxpayers from certain domestic and foreign corporations. The reduced rates for long-term capital gains cease to apply for taxable years beginning after December 31, 2010. The reduced rates for “qualified dividend income” cease to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as a Fund itself, must also satisfy certain holding period and other requirements in order for such reduced rates for “qualified dividend income” to apply. Because each Fund intends to invest primarily in debt securities, ordinary income dividends paid by each Fund generally will not be eligible for the reduced rates applicable to “qualified dividend income.” To the extent that distributions from a Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see “Capital Gains Rates” below. Some or all of the interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund will not be deductible for federal income tax purposes, depending upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year.

Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by a Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of a Fund’s income that was tax-exempt during the period covered by the dividend. Distributions from a Fund generally will not be eligible for the corporate dividends received deduction.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and generally treated as paid by such Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

Sale of Shares

The sale of shares in connection with a redemption or repurchase of shares, as well as certain other transfers, will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a capital gain or capital loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. For a summary of the maximum tax rates applicable to capital gains, see “Capital Gains Rates” below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Capital Gains Rates

The maximum tax rate applicable to short-term capital gains recognized by all taxpayers is 35%. Under current law, the maximum tax rate applicable to long-term capital gains recognized by individuals and certain other non-corporate taxpayers is 15% (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum tax rate applicable to long-term capital gains by corporate taxpayers is 35%.

Backup Withholding

Each Fund may be required to withhold federal income tax at a rate of 28% (through 2010) (“backup withholding”) from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder if (i) the shareholder fails to properly furnish a Fund with its correct taxpayer identification number (ii) the IRS notifies a Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the IRS.

Information Reporting

Each Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.

Federal and California*

Single Return		Joint Return			Equivalent Taxable Yield
From	To	From	To	Tax Rate	3.50%	4.00%	4.50%	5.00%	5.50%	6.00%

$—	$8,350	$—	$16,700	11.80%	3.97%	4.54%	5.10%	5.67%	6.24%	6.80%
$8,350	$33,950	$16,700	$67,900	20.10%	4.38%	5.01%	5.63%	6.26%	6.88%	7.51%
$33,950	$82,250	$67,900	$137,050	32.00%	5.15%	5.88%	6.62%	7.35%	8.09%	8.82%
$82,250	$171,550	$137,050	$208,850	34.70%	5.36%	6.13%	6.89%	7.66%	8.42%	9.19%
$171,550	$372,950	$208,850	$372,950	39.20%	5.76%	6.58%	7.40%	8.22%	9.05%	9.87%
$372,950	$1,000,000	$372,950	$1,000,000	41.00%	5.93%	6.78%	7.63%	8.47%	9.32%	10.17%
over	$1,000,000	over	$1,000,000	41.70%	6.00%	6.86%	7.72%	8.58%	9.43%	10.29%

*	The state tax brackets are those for 2008. The 2009 brackets will be adjusted based on changes in the California Consumer Price Index. These adjustments have not yet been released. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.

2008 Federal New York State and New York City Taxable vs. Tax-Free Yields*

Single Return		Joint Return			Equivalent Taxable Yield
From	To	From	To	Tax Rate	3.50%	4.00%	4.50%	5.00%	5.50%	6.00%

$—	$8,350	$—	$16,700	16.67%	4.20%	4.80%	5.40%	6.00%	6.60%	7.20%
$8,350	$33,950	$16,700	$67,900	23.90%	4.60%	5.26%	5.91%	6.57%	7.23%	7.88%
$33,950	$82,250	$67,900	$137,050	32.90%	5.22%	5.96%	6.71%	7.45%	8.20%	8.94%
$82,250	$171,550	$137,050	$208,850	35.60%	5.43%	6.21%	6.99%	7.76%	8.54%	9.32%
$171,550	$372,950	$208,850	$372,950	40.00%	5.83%	6.67%	7.50%	8.33%	9.17%	10.00%
over	$372,950	over	$372,950	41.80%	6.01%	6.87%	7.73%	8.59%	9.45%	10.31%

*	Combined Tax Rate included Federal, State and New York City income taxes. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed (other than New York City), or (iii) any alternative minimum taxes or any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. Further, the table does not reflect the New York supplemental income tax based upon a taxpayer’s New York taxable income and New York adjusted gross income.

2008 Federal and New York State Taxable vs. Tax-Free Yields*

Single Return		Joint Return			Equivalent Taxable Yield
From	To	From	To	Tax Rate	3.50%	4.00%	4.50%	5.00%	5.50%	6.00%

$—	$8,350	$—	$16,700	14.05%	4.07%	4.65%	5.24%	5.82%	6.40%	6.98%
$8,350	$33,950	$16,700	$67,900	20.80%	4.42%	5.05%	5.68%	6.31%	6.94%	7.58%
$33,950	$82,250	$67,900	$137,050	30.10%	5.01%	5.72%	6.44%	7.15%	7.87%	8.58%
$82,250	$171,550	$137,050	$208,850	32.90%	5.22%	5.96%	6.71%	7.45%	8.20%	8.94%
$171,550	$372,950	$208,850	$372,950	37.60%	5.61%	6.41%	7.21%	8.01%	8.81%	9.62%
over	$372,950	over	$372,950	39.50%	5.79%	6.61%	7.44%	8.26%	9.09%	9.92%

*	Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. Further, the table does not reflect the New York supplemental income tax based upon a taxpayer’s New York taxable income and New York adjusted gross income.

FUND PERFORMANCE

From time to time each Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of such Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

The total return of a Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in such Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in a Fund’s shares at net asset value; and that any applicable contingent deferred sales charge has been paid. A Fund’s total return will vary depending on market conditions, the securities comprising such Fund’s portfolio, such Fund’s operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by a Fund or to reflect that 12b-1 fees may have changed over time.

Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

The after-tax returns of a Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

A Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of such Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of a Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

In addition to total return information, a Fund may also advertise its current “yield.” Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing a Fund’s net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A “bond equivalent” annualization method is used to reflect a semiannual compounding.

For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by a Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than a Fund’s then current dividend rate.

A Fund’s yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by such Fund, portfolio maturity and such Fund’s expenses.

Yield quotations should be considered relative to changes in the net asset value of a Fund’s shares, such Fund’s investment policies, and the risks of investing in shares of such Fund. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Yield and total return are calculated separately for Class A Shares, Class B Shares, Class C Shares and Class I Shares of a Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

From time to time, a Fund may include in its sales literature and shareholder reports a quotation of the current “distribution rate” for each class of shares of such Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by a Fund’s investments, and from total return which is a measure of the income actually earned by a Fund’s investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of a Fund’s performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by a Fund. Distribution rates will be computed separately for each class of a Fund’s shares.

From time to time, a Fund’s marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. A Fund’s marketing materials may also show such Fund’s asset class diversification, top sector holdings and largest holdings and other information about such Fund, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes a Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds’ shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. A Fund may also be marketed on the internet.

In reports or other communications to shareholders or in advertising material, a Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of a Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of a Fund’s shares. For these purposes, the performance of a Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce such

Fund’s performance. A Fund will include performance data for each class of shares of such Fund in any advertisement or information including performance data of such Fund.

A Fund may also utilize performance information in hypothetical illustrations. For example, a Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of a Fund’s yield. A Fund’s tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of such Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of such Fund’s yield, if any, that is not tax-exempt.

Each Fund’s Annual Report and Semiannual Report contain additional performance information. A copy of each Annual Report may be obtained without charge from our web site at www.vankampen.com; a copy of both the Annual Report and the Semiannual Report may be obtained without charge by calling or writing a Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of a Fund’s investment objective and policies as well as the risks incurred in such Fund’s investment practices.

					Cumulative
		Average Annual Total Return,			Non-Standardized
		Period Ended September 30, 2008			Total Return
	Inception			Ten-Year or	Since	Since
	Date	One-Year(1)	Five-Year(1)	Since Inception(1)	Inception(1)	Inception(2)

California Insured Tax Free Fund
Class A Shares	12/13/85	-11.24%	0.10%	2.41%	251.62%	269.09%
Class B Shares(3)	4/30/93	-10.39%	0.87%	2.56%	76.46%	76.46%
Class C Shares(4)	8/13/93	-8.29%	0.39%	2.19%	61.12%	61.12%
Class I Shares	8/12/05	-6.57%	N/A	-0.63%*	-1.96%	-1.96%
Insured Tax Free Income Fund
Class A Shares	12/14/84	-9.57%	0.31%	2.55%	317.53%	338.28%
Class B Shares(3)	5/3/93	-10.27%	-0.44%	1.91%	67.60%	67.60%
Class C Shares(4)	8/13/93	-10.28%	-0.45%	1.75%	53.60%	53.60%
Class I Shares	8/12/05	-9.34%	N/A	-1.69%*	-5.20%	-5.20%
Intermediate Term Municipal Income Fund
Class A Shares	5/28/93	-6.12%	1.44%	2.99%	91.60%	101.08%
Class B Shares(3)	5/28/93	-5.25%	2.10%	3.13%	89.77%	89.77%
Class C Shares(4)	10/19/93	-3.12%	1.69%	2.74%	67.56%	67.56%
Class I Shares	8/12/05	-1.27%	N/A	-1.94%*	6.22%	6.22%
Municipal Income Fund
Class A Shares	8/1/90	-12.65%	0.05%	1.86%	124.59%	135.77%
Class B Shares(3)	8/24/92	-12.51%	0.02%	1.74%	76.95%	76.95%
Class C Shares(4)	8/13/93	-9.84%	0.28%	1.59%	51.00%	51.00%
Class I Shares	8/12/05	-8.07%	N/A	-0.43%*	-1.33%	-1.33%
New York Tax Free Income Fund
Class A Shares	7/29/94	-10.78%	0.80%	2.98%	90.87%	100.35%
Class B Shares(3)	7/29/94	-9.80%	1.01%	2.86%	88.88%	88.88%
Class C Shares(4)	7/29/94	-7.93%	1.02%	2.72%	80.47%	80.47%
Class I Shares
Strategic Municipal Income Fund
Class A Shares	6/28/85	-14.48%	1.19%	1.94%	239.15%	256.00%
Class B Shares(3)	4/30/93	-14.27%	1.17%	1.82%	75.05%	75.05%
Class C Shares(4)	8/13/93	-11.72%	1.41%	1.73%	59.53%	59.53%
Class I Shares	12/19/07	N/A	N/A	-7.71%*	-7.71%	-7.71%

N/A — Not Applicable.

*	Denotes since inception performance.

(1)	Including payment of the maximum sales charge for Class A Shares or the contingent deferred sales charge for Class B Shares and Class C Shares.

(2)	Excluding payment of the maximum sales charge for Class A Shares or the contingent deferred sales charge for Class B Shares and Class C Shares.

(3)	Each Fund’s average annual total return and cumulative non-standardized total return for Class B Shares reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically converted to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

(4)	Each Fund’s cumulative non-standardized total return for Class C Shares reflects the conversion of such shares into Class A Shares. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased.

			Taxable Equivalent
	Yield for	Distribution Rate	Distribution Rate
	30-Day Period	for Month	for Month
	Ended September	Ended September	Ended September
	30, 2008	30, 2008	30, 2008

California Insured Tax Free Fund
Class A Shares	4.39%	4.42%	7.50%
Class B Shares	4.62%	4.56%	7.74%
Class C Shares	4.09%	3.99%	6.77%
Class I Shares	4.87%	4.92%	8.35%
Insured Tax Free Income Fund
Class A Shares	4.44%	4.82%	7.42%
Class B Shares	3.89%	4.26%	6.55%
Class C Shares	3.88%	4.27%	6.57%
Class I Shares	4.92%	5.31%	8.17%
Intermediate Term Municipal Income Fund
Class A Shares	4.11%	4.00%	6.15%
Class B Shares	4.32%	4.15%	6.38%
Class C Shares	3.56%	3.42%	5.26%
Class I Shares	4.57%	4.47%	6.88%
Municipal Income Fund
Class A Shares	4.97%	5.88%	9.05%
Class B Shares	4.45%	5.09%	7.83%
Class C Shares	4.43%	5.10%	7.85%
Class I Shares	5.48%	6.16%	9.48%
New York Tax Free Income Fund
Class A Shares	4.60%	4.73%	7.88%
Class B Shares	4.84%	4.98%	8.30%
Class C Shares	4.04%	4.17%	6.95%
Class I Shares	N/A	N/A	N/A
Strategic Municipal Income Fund
Class A Shares	5.60%	5.93%	9.12%
Class B Shares	5.14%	4.43%	8.35%
Class C Shares	5.14%	5.38%	8.28%
Class I Shares	6.14%	6.50%	10.00%
N/A — Not Applicable.

OTHER INFORMATION

Disclosure of Portfolio Holdings

The Funds’ Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the “Policy”). Pursuant to the Policy, information concerning each Fund’s portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by each Fund and the Adviser to each Fund’s shareholders. Each Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in a Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of a Fund. Each Fund’s Policy is implemented and overseen by the Portfolio Holdings Review Committee (the “PHRC”), which is described in more detail below.

Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to a Fund’s public web site. On its public web site, each Fund currently makes available complete portfolio holdings at least 30 calendar days after the end of each calendar quarter.

Each Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when a Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, and unless otherwise specified below, are required to enter into a non-disclosure agreement, both of which prohibit such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both a Fund’s Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

Pre-Authorized Categories. Pursuant to the Policy, a Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or a Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which such Fund’s non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to a Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Funds’ Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide “interest lists” to broker-dealers who execute securities transactions for a Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

Shareholders In-Kind Distributions. A Fund’s shareholders may, in some circumstances, elect to redeem their shares of such Fund in exchange for their pro rata share of the securities held by such Fund. In such circumstances, pursuant to the Policy, such Funds’ shareholders may receive a complete listing of the portfolio holdings of such Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

Attribution Analyses. Pursuant to the Policy, a Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

Transition Managers. Pursuant to the Policy, a Fund may disclose portfolio holdings to transition managers, provided that such Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager, which prohibits any recipients of information from disclosing or trading on the basis of the non-public portfolio holdings information, and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager, which also prohibits any recipients of information from disclosing or trading on the basis of the non-public portfolio holdings information.

Other Entities. Pursuant to the Policy, a Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement, which prohibits any recipients of information from disclosing or trading on the basis of the non-public portfolio holdings information, and the disclosure arrangement must have been approved by the PHRC and such Fund’s Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of a Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Funds and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

•	address any outstanding issues relating to the Policy;

•	monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

•	review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

•	generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

•	monitor potential conflicts of interest between Fund shareholders, on the one hand and those of the Adviser, the Distributor or affiliated persons of a Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

The PHRC will regularly report to the Board of Trustees on each Fund’s disclosure of portfolio holdings information and the proceedings of PHRC meetings.

Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Funds have entered into ongoing arrangements to make available public and/or non-public information about each Fund’s portfolio holdings. Each Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

Name	Information Disclosed	Frequency	Lag Time

Service Providers
State Street Bank and Trust Company (*)	Full portfolio holdings	Daily basis	(2)
Institutional Shareholder Services (ISS) (proxy voting agent) (*)	Full portfolio holdings	Daily basis	(2)
S&P Securities Valuation, Inc. (*)	Full portfolio holdings	As needed	(2)
FT Interactive Data Pricing Service Provider (*)	Full portfolio holdings	As needed	(2)
Van Kampen Investor Services Inc. (*)	Full portfolio holdings	As needed	(2)
David Hall (*)	Full portfolio holdings	On a semi-annual and annual fiscal basis	(3)
Windawi (*)	Full portfolio holdings	On a semi-annual and annual fiscal basis	(3)

Fund Rating Agencies
Lipper (*)	Full portfolio holdings	Monthly and quarterly basis	Approximately 1 day after previous month end and approximately 30 days after quarter end, respectively
Morningstar (**)	Full portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Standard & Poor’s (*)	Full portfolio holdings	Monthly	As of previous month end

Consultants and Analysts
Arnerich Massena & Associates, Inc. (*)	Top Ten and Full portfolio holdings	Quarterly basis (6)	Approximately 10-12 days after quarter end
Bloomberg (**)	Full portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Callan Associates (*)	Top Ten and Full portfolio holdings	Monthly and quarterly basis, respectively (6)	Approximately 10-12 days after month/quarter end

Name	Information Disclosed	Frequency	Lag Time

Cambridge Associates (*)	Top Ten and Full portfolio holdings	Quarterly basis (6)	Approximately 10-12 days after quarter end
CTC Consulting, Inc. (**)	Top Ten and Full portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Credit Suisse First Boston (*)	Top Ten and Full portfolio holdings	Monthly and quarterly basis, respectively (6)	Approximately 10-12 days after month/quarter end
Evaluation Associates (*)	Top Ten and Full portfolio holdings	Monthly and quarterly basis, respectively (6)	Approximately 10-12 days after month/quarter end
Fund Evaluation Group (**)	Top Ten portfolio holdings (4)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum & Associates (*)	Full portfolio holdings (5)	Quarterly basis (6)	Approximately 10-12 days after quarter end
Hammond Associates (**)	Full portfolio holdings (5)	Quarterly basis	At least 30 days after quarter end
Hartland & Co. (**)	Full portfolio holdings (5)	Quarterly basis	At least 30 days after quarter end
Hewitt Associates (*)	Top Ten and Full portfolio holdings	Monthly and quarterly basis, respectively (6)	Approximately 10-12 days after month/quarter end
Merrill Lynch (*)	Full portfolio holdings	Monthly basis	Approximately 1 day after previous month end
Mobius (**)	Top Ten portfolio holdings (4)	Monthly basis	At least 15 days after month end
Nelsons (**)	Top Ten holdings (4)	Quarterly basis	At least 15 days after quarter end
Prime Buchholz & Associates, Inc. (**)	Full portfolio holdings (5)	Quarterly basis	At least 30 days after quarter end
PSN (**)	Top Ten holdings (4)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC (*)	Top Ten and Full portfolio holdings	Quarterly basis (6)	Approximately 10-12 days after quarter end

Name	Information Disclosed	Frequency	Lag Time

Russell Investment Group/Russell/Mellon Analytical Services, Inc. (**)	Top Ten and Full portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc. (*)	Top Ten portfolio holdings (7)	Quarterly basis (6)	Approximately 10-12 days after quarter end
Thompson Financial (**)	Full portfolio holdings (5)	Quarterly basis	At least 30 days after quarter end
Watershed Investment Consultants, Inc. (*)	Top Ten and Full portfolio holdings	Quarterly basis (6)	Approximately 10-12 days after quarter end
Yanni Partners (**)	Top Ten portfolio holdings (4)	Quarterly basis	At least 15 days after quarter end

Portfolio Analytics Provider
Fact Set (*)	Complete portfolio holdings	Daily	One day

(*)	This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)	Each Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

(1)	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)	Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)	As needed after the end of the semi-annual and/or annual period.

(4)	Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(5)	Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(6)	This information will also be provided upon request from time to time.

(7)	Full portfolio holdings will also be provided upon request from time to time.

Each Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to such Fund or the Adviser, and through such duty, such persons shall not disclose or trade on the basis of the non-public holdings information. These persons currently are (i) each Fund’s independent registered public accounting firm (as of such Fund’s fiscal year end and on an as needed basis), (ii) counsel to each Fund (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

Custody of Assets

Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by each Fund and all cash, including proceeds from the sale of shares of each Fund and of securities in each Fund’s investment portfolio, are held by State Street Bank and Trust

Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to each Fund.

Shareholder Reports

Semiannual statements are furnished to shareholders, and annually such statements are audited by each Fund’s independent registered public accounting firm.

Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies pursuant to the Board approved Proxy Voting Policy. Attached hereto as Appendix B is the Proxy Voting Policy which is currently in effect as of the date of this Statement of Additional Information.

The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. Each Fund’s most recent proxy voting record for the twelve-month period ended June 30 which has been filed with the SEC is also available without charge on our web site at www.vankampen.com. Each Fund’s proxy voting record is also available without charge on the SEC’s web site at www.sec.gov.

Independent Registered Public Accounting Firm

An independent registered public accounting firm for each Fund performs an annual audit of each Fund’s financial statements. The Funds’ Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be each Fund’s independent registered public accounting firm.

Legal Counsel

Counsel to each Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

FINANCIAL STATEMENTS

The audited financial statements of each Fund are incorporated herein by reference to the Annual Report to shareholders of each Fund dated September 30, 2008. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Trust’s filing on Form N-CSR as filed with the SEC on November 26, 2008. The Annual Report may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

APPENDIX A — DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s — A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-1

Speculative Grade

BB, B, CCC, CC, and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-2

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

A short-term rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Dual Ratings

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service Inc. — A brief description of the applicable Moody’s Investors Service Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

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Moody’s Long-Term Rating Definitions:

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings

Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•	Notes allowing for negative coupons, or negative principal;

•	Notes containing any provision that could obligate the investor to make any additional payments;

•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

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Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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APPENDIX B — MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds — collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following

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general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We withhold or vote against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director’s consulting arrangements with the company, or material business relationships between the director’s employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committees.

c.	We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there

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is a “bright line” test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

e.	We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

f.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.	Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

6.	Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

7.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

8.	Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

9.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. Changes in legal and capital structure. We generally vote in favor of management proposals for technical and administrative changes to a company’s charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

1.	We generally support the following:

•	Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares

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requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals to authorize share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Proposals for higher dividend payouts.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.

E. Takeover Defenses and Shareholder Rights

1.	Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

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G. Executive and Director Remuneration.

1.	We generally support the following proposals:

•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

4.	Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of

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companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

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2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as

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where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

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APPENDIX D
PRO FORMA FINANCIAL STATEMENTS
          The following presents the pro forma financial statements for the combination of Van Kampen Strategic Municipal Income Fund and Van Kampen High Yield Municipal Fund. The statements are presented as of March 31, 2009. The pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Target Fund included in their semiannual reports dated May 31, 2009 and March 31, 2009, respectively.
          The unaudited Pro Forma Portfolio of Investments and Pro Forma Combined Statement of Assets and Liabilities reflect the financial position as if the transaction occurred on March 31, 2009. The Pro Forma Combined Statement of Operations reflects the results of operations for the twelve months ended March 31, 2009 as if the merger were completed on April 1, 2008. The pro forma statements give effect to the proposed exchange of Van Kampen High Yield Municipal Fund shares for the assets and liabilities of Van Kampen Strategic Municipal Income Fund, with Van Kampen High Yield Municipal Fund being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that Van Kampen High Yield Municipal Fund will sell any securities of Van Kampen Strategic Municipal Income Fund acquired in the Reorganization other than in the ordinary course of business. As of March 31, 2009, it would not have been necessary for Van Kampen High Yield Municipal Fund to sell any securities of Van Kampen Strategic Municipal Income Fund acquired in the Reorganization in order to comply with the investment restrictions of Van Kampen High Yield Municipal Fund, the surviving entity.

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
MUNICIPAL BONDS 104.2%
			ALABAMA 1.4%
$—	1,000	1,000	Alabama Spl Care Fac Fin Auth Methodist Home for the Aging (Prerefunded @ 6/01/09)	6.300%	06/01/24	$—	1,009,240	1,009,240
—	4,500	4,500	Alabama St Indl Dev Auth Solid Waste Disp Rev Pine City Fiber Co (AMT)	6.450	12/01/23	—	2,259,765	2,259,765
—	8,055	8,055	Alabama St Indl Dev Auth Solid Waste Disp Rev Pine City Fiber Co (GTY AGMT: Boise Cascade Corp) (AMT)	6.450	12/01/23	—	4,044,979	4,044,979
500	3,500	4,000	Alexander City, AL Spl Care Fac Fin Auth Med Fac Rev Russell Hosp Corp, Ser A	5.750	12/01/36	310,970	2,176,790	2,487,760
1,500	4,000	5,500	Colbert Cnty Northwest Auth Hlthcare Fac	5.750	06/01/27	1,184,820	3,159,520	4,344,340
—	3,280	3,280	Courtland, AL Indl Dev Brd Environmental Impt Rev Intl Paper Co Proj Rfdg, Ser A (AMT)	5.800	05/01/22	—	2,279,895	2,279,895
—	7,000	7,000	Courtland, AL Indl Dev Brd Environmental Impt Rev Intl Paper Co Proj, Ser B (AMT)	6.250	08/01/25	—	4,819,710	4,819,710
—	1,235	1,235	Courtland, AL Indl Dev Brd Solid Waste Disp Champion Intl Corp Proj Rfdg (AMT)	6.000	08/01/29	—	774,802	774,802
3,240	10,475	13,715	Cullman, AL Cullman Med Pk South Med Clinic Brd Rev Cullman Regl Med Ctr, Ser A	6.500	02/15/23	2,890,210	9,344,119	12,234,329
1,000	—	1,000	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj	5.500	01/01/28	654,260	—	654,260
3,785	—	3,785	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj	5.500	01/01/43	2,183,642	—	2,183,642
1,470	3,000	4,470	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj, Ser A	6.875	01/01/43	1,036,703	2,115,720	3,152,423
—	9,385	9,385	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Vlg Proj	5.500	01/01/43	—	5,414,394	5,414,394
—	4,000	4,000	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth, Ser A (Prerefunded @ 12/01/12)	8.125	12/01/26	—	4,990,160	4,990,160
250	7,500	7,750	Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth, Ser A Prerefunded @ 12/01/12)	8.250	12/01/32	312,967	9,389,025	9,701,992

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
3	—	3	Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy Svc Co Proj Rfdg (c)	6.950	01/01/20	277	—	277
—	1,250	1,250	Phenix Cnty, AL Environmental Impt Rev Rfdg (AMT)	6.350	05/15/35	—	784,238	784,238
1,395	—	1,395	Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem Hosp, Ser A	5.600	11/01/16	1,195,236	—	1,195,236
1,750	—	1,750	Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem Hosp, Ser A	5.650	11/01/22	1,304,380	—	1,304,380

						11,073,465	52,562,357	63,635,822

			ALASKA 0.3%
—	830	830	Alaska Indl Dev & Expt Auth Upper Lynn Canal Regl Pwr (AMT)	5.800	01/01/18	—	651,434	651,434
—	2,945	2,945	Alaska Indl Dev & Expt Auth Upper Lynn Canal Regl Pwr (AMT)	5.875	01/01/32	—	1,947,705	1,947,705
—	2,000	2,000	Alaska Indl Dev & Expt Auth Williams Lynks AK Cargoport (AMT) (Acquired 5/17/01, Cost $2,000,451) (a)	8.125	05/01/31	—	1,669,560	1,669,560
1,000	—	1,000	Alaska Indl Dev & Expt Auth Williams Lynxs AK Cargoport (AMT) (Acquired 05/17/01, Cost $1,000,000) (a)	7.800	05/01/14	933,900	—	933,900
3,565	7,055	10,620	Juneau, AK City & Borough Rev Saint Ann’s Care Ctr Proj	6.875	12/01/25	2,817,669	5,576,061	8,393,730
—	31,900	31,900	Northern Tob Sec Corp AK Tob Settlement Rev Cap Apprec First Sub, Ser B	*	06/01/46	—	613,118	613,118
—	20,860	20,860	Northern Tob Sec Corp AK Tob Settlement Rev Cap Apprec Second Sub, Ser C	*	06/01/46	—	336,263	336,263

						3,751,569	10,794,141	14,545,710

			ARIZONA 4.8%
1,000	5,000	6,000	Arizona Hlth Fac Auth Rev Terraces Proj, Ser A (Prerefunded @ 11/15/13)	7.500	11/15/23	1,204,810	6,024,050	7,228,860

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
1,250	9,000	10,250	Arizona Hlth Fac Auth Rev Terraces Proj, Ser A (Prerefunded @ 11/15/13)	7.750	11/15/33	1,539,400	11,083,680	12,623,080
—	3,000	3,000	Casa Grande, AZ Indl Dev Auth Hosp Rev Casa Grande Regl Med Ctr Rfdg, Ser A	7.125	12/01/24	—	2,330,760	2,330,760
—	6,850	6,850	Casa Grande, AZ Indl Dev Auth Hosp Rev Casa Grande Regl Med Ctr Rfdg, Ser A	7.250	12/01/19	—	5,984,640	5,984,640
2,500	9,250	11,750	Casa Grande, AZ Indl Dev Auth Hosp Rev Casa Grande Regl Med Ctr Rfdg, Ser A	7.625	12/01/29	1,962,000	7,259,400	9,221,400
—	2,700	2,700	Cochise Cnty, AZ Indl Dev Auth Sierra Vista Regl Hlth Ctr Proj	7.750	12/01/30	—	2,306,745	2,306,745
5,390	—	5,390	Cochise Cnty, AZ Indl Dev Sierra Vista Cmnty Hosp Rfdg, Ser A	6.750	12/01/26	4,324,074	—	4,324,074
—	1,475	1,475	Coconino Cnty, AZ Pollutn Ctl Corp Tucson Elec Pwr Navajo Ser A (AMT)	7.125	10/01/32	—	1,277,453	1,277,453
960	5,770	6,730	Flagstaff, AZ Indl Dev Auth Rev Sr Living Cmnty Northn AZ Proj (Prerefunded @ 3/01/13)	7.500	03/01/35	1,182,067	7,104,716	8,286,783
5,050	11,780	16,830	Flagstaff, AZ Indl Dev Auth Rev Sr Living Cmnty Northn AZ Proj Rfdg	5.700	07/01/42	3,129,788	7,300,773	10,430,561
1,500	8,200	9,700	Peoria, AZ Indl Dev Auth Rev Sierra Winds Life Rfdg, Ser A	6.375	08/15/29	1,098,300	6,004,040	7,102,340
—	3,500	3,500	Peoria, AZ Indl Dev Auth Rev Sierra Winds Life Rfdg, Ser A	6.500	08/15/31	—	2,439,360	2,439,360
—	3,500	3,500	Phoenix, AZ Civic Impt Corp Arpt Rev Sr Lien, Ser A (b)	5.000	07/01/22	—	3,615,080	3,615,080
—	5,000	5,000	Phoenix, AZ Civic Impt Corp Arpt Rev Sr Lien, Ser A (b)	5.000	07/01/24	—	5,092,500	5,092,500
—	5,000	5,000	Phoenix, AZ Civic Impt Corp Arpt Rev Sr Lien, Ser A (b)	5.000	07/01/26	—	5,021,725	5,021,725
—	28,000	28,000	Phoenix, AZ Civic Impt Corp Excise Tax Rev Civ Plaza, Ser A (FGIC Insd) (b)	5.000	07/01/41	—	27,427,680	27,427,680
—	2,905	2,905	Pima Cnty, AZ Indl Dev Auth Ed Rev Excalibur Charter Sch Proj (c)	7.750	08/01/33	—	2,369,550	2,369,550

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	4,385	4,385	Pima Cnty, AZ Indl Dev Auth Ed Rev Fac Acclaim Charter Sch Proj	5.800	12/01/36	—	2,808,987	2,808,987
2,525	—	2,525	Pima Cnty, AZ Indl Dev Auth Ed Rev Fac Choice Ed & Dev Corp Proj	6.250	06/01/26	1,866,126	—	1,866,126
1,590	—	1,590	Pima Cnty, AZ Indl Dev Auth Ed Rev Fac PLC Charter Schs Proj	6.500	04/01/26	1,236,352	—	1,236,352
2,805	—	2,805	Pima Cnty, AZ Indl Dev Auth Ed Rev Fac PLC Charter Schs Proj	6.750	04/01/36	2,067,706	—	2,067,706
4,225	4,225	8,450	Pima Cnty, AZ Indl Dev Auth Ed Rev Fac Premier & Air Co (c) (e)	7.000	09/01/35	2,663,229	2,663,229	5,326,458
—	3,030	3,030	Pima Cnty, AZ Indl Dev Auth Ed Rev Milestones Charter Sch Dist	7.500	11/01/33	—	2,274,591	2,274,591
1,865	1,000	2,865	Pima Cnty, AZ Indl Dev Auth Ed Rev Milestones Charter Sch Proj	6.750	11/01/33	1,275,809	684,080	1,959,889
—	3,840	3,840	Pima Cnty, AZ Indl Dev Auth Fac Choice Ed & Dev Corp Proj	6.375	06/01/36	—	2,628,826	2,628,826
—	4,345	4,345	Pima Cnty, AZ Indl Dev Auth Fac Desert Heights Charter Sch	7.500	08/01/33	—	3,554,601	3,554,601
800	3,500	4,300	Pima Cnty, AZ Indl Dev Auth Fac Skyline Tech High Sch Proj(c)	7.500	02/01/34	611,432	2,675,015	3,286,447
6,000	6,000	12,000	Pima Cnty, AZ Indl Dev Auth Lease Rev Constellation Schs Proj	7.000	01/01/38	4,454,040	4,454,040	8,908,080
1,000	6,750	7,750	Pima Cnty, AZ Indl Dev Auth Rev La Posada at Pk Ctr, Ser A	7.000	05/15/27	816,980	5,514,615	6,331,595
2,000	—	2,000	Pima Cnty, AZ Indl Dev Auth Wtr & Waste Rev Global Wtr Res LLC Proj (AMT) (Acquired 12/15/06, Cost $2,000,000) (a)	5.600	12/01/22	1,411,380	—	1,411,380
3,000	7,000	10,000	Pima Cnty, AZ Indl Dev Auth Wtr & Waste Wtr Rev Global Wtr Res LLC Proj (AMT)	7.500	12/01/38	2,312,370	5,395,530	7,707,900
—	5,500	5,500	Pima Cnty, AZ Indl Dev Auth Wtr & Wastewater Rev Global Wtr Res LLC Proj (AMT) (Acquired 12/15/06, Cost $5,500,000) (a)	5.750	12/01/32	—	3,426,115	3,426,115

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
775	855	1,630	Red Hawk Canyon Cmnty Fac Dist No 2 AZ Dist Assmt Rev, Ser A	6.500	12/01/12	697,105	769,064	1,466,169
—	2,964	2,964	Sundance Cmnty Fac Dist AZ Assmt Dist Spl Assmt Rev No 2 (f)	7.125	07/01/27	—	2,240,428	2,240,428
—	669	669	Sundance Cmnty Fac Dist AZ Assmt Dist Spl Assmt Rev No 3	6.500	07/01/29	—	457,496	457,496
—	1,000	1,000	Sundance Cmnty Fac Dist AZ (f)	6.250	07/15/29	—	799,060	799,060
1,960	2,940	4,900	Tucson, AZ Multi-Family Rev Hsg Catalina Asstd Living, Ser A (AMT) (c)	6.500	07/01/31	1,171,394	1,757,091	2,928,485
—	22,000	22,000	University Med Ctr Corp AZ Hosp Rev	5.000	07/01/35	—	16,192,440	16,192,440
—	5,915	5,915	Verrado Cmnty Fac Dist No 1 AZ	5.350	07/15/31	—	3,669,843	3,669,843
—	7,600	7,600	Verrado Cmnty Fac Dist No 1 AZ	6.500	07/15/27	—	5,817,876	5,817,876
—	4,000	4,000	Vistancia Cmnty Fac Dist AZ	6.750	07/15/22	—	3,691,360	3,691,360
—	4,000	4,000	Yavapai Cnty, AZ Indl Dev Auth Hosp Fac Rev Yavapai Regl Med Ctr, Ser A	6.000	08/01/33	—	3,079,840	3,079,840
—	5,200	5,200	Yavapai Cnty, AZ Indl Dev Waste Management Inc. Proj, Ser A	4.900	03/01/28	—	3,792,516	3,792,516

						35,024,362	180,988,795	216,013,157

			CALIFORNIA 8.8%
1,000	1,000	2,000	Abag Fin Auth For Nonprofit Corp CA Amern Baptist Homes Rfdg, Ser A	5.850	10/01/27	734,000	734,000	1,468,000
—	3,200	3,200	Abag Fin Auth For Nonprofit Corp CA Amern Baptist Homes Rfdg, Ser A	6.200	10/01/27	—	2,450,304	2,450,304
—	3,950	3,950	Agua Mansa, CA Indl Growth Assn Spl Tax Cmnty Fac Dist No 2002-1 (LOC: American Express Co)	6.500	09/01/33	—	3,160,632	3,160,632
—	1,295	1,295	Alvord, CA Uni Sch Dist Cmnty Fac Dist Spl Tax, Ser A	5.000	09/01/36	—	809,025	809,025
—	1,580	1,580	Alvord, CA Uni Sch Dist Cmnty Fac Dist Spl Tax, Ser B	5.000	09/01/36	—	980,627	980,627
—	4,935	4,935	Beaumont, CA Fin Auth Loc Agy Rev, Ser A (Prerefunded @ 9/01/13)	7.000	09/01/33	—	6,110,468	6,110,468

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
1,000	—	1,000	Beaumont, CA Fin Auth Loc Agy, Ser A	5.600	09/01/25	770,070	—	770,070
2,000	—	2,000	Beaumont, CA Fin Auth Loc Agy, Ser A	5.650	09/01/30	1,447,700	—	1,447,700
2,000	—	2,000	Beaumont, CA Fin Auth Loc Agy, Ser A	5.700	09/01/35	1,403,200	—	1,403,200
1,000	1,875	2,875	Beaumont, CA Fin Auth Loc Agy, Ser D	5.800	09/01/35	713,110	1,337,081	2,050,191
1,000	3,000	4,000	Blythe, CA Redev Agy Proj	5.750	05/01/34	719,270	2,157,810	2,877,080
—	5,000	5,000	California Cnty, CA Tob Sec Agy Tob LA Cnty (g)	0.000/5.450	06/01/28	—	2,668,600	2,668,600
—	5,000	5,000	California Cnty, CA Tob Sec Agy Tob LA Cnty (g)	0.000/5.600	06/01/36	—	2,439,500	2,439,500
—	5,950	5,950	California Cnty, CA Tob Sec Cap Apprec Stanislaus Sub, Ser B	*	06/01/46	—	110,432	110,432
—	20,000	20,000	California Cnty, CA Tob Sec Cap Apprec Stanislaus Sub, Ser C	*	06/01/55	—	118,600	118,600
—	20,000	20,000	California Cnty, CA Tob Sec Cap Apprec Stanislaus Sub, Ser D	*	06/01/55	—	104,200	104,200
—	14,935	14,935	California Hsg Fin Agy Rev Home Mtg, Ser K (AMT) (b)	5.450	08/01/28	—	12,697,065	12,697,065
—	670	670	California Muni Fin Auth Ed Fac Rev High Tech High Media Arts, Ser A (f)	6.000	07/01/38	—	448,552	448,552
—	2,415	2,415	California Muni Fin Auth Ed Fac Rev High Tech High Media Arts, Ser A (f)	6.125	07/01/48	—	1,593,465	1,593,465
—	2,860	2,860	California Muni Fin Auth Ed Fac Rev High Tech High-Chula Vista, Ser B (f)	6.125	07/01/38	—	1,929,899	1,929,899
—	2,000	2,000	California Muni Fin Auth Ed Fac Rev High Tech High-Chula Vista, Ser B (f)	6.125	07/01/43	—	1,330,680	1,330,680
—	3,840	3,840	California Muni Fin Auth Ed Fac Rev High Tech High-Chula Vista, Ser B (f)	6.125	07/01/48	—	2,506,829	2,506,829
—	3,000	3,000	California Pollutn Ctl Fin Auth Solid Waste Disp Rev Waste Mgmt Inc Proj, Ser C (AMT) (h)	5.125	11/01/23	—	2,496,870	2,496,870
—	150	150	California St (Prerefunded @ 9/01/10)	5.250	09/01/26	—	159,817	159,817
2,500	4,000	6,500	California Statewide Cmnty Dev Auth Rev CA Baptist Univ, Ser A	5.500	11/01/38	1,466,775	2,346,840	3,813,615
—	3,000	3,000	California Statewide Cmnty Dev Auth Rev CA Statewide Inland Regl Ctr Proj	5.375	12/01/37	—	2,148,720	2,148,720

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	4,000	4,000	California Statewide Cmnty Dev Auth Rev Elder Care Alliance, Ser A (Prerefunded @ 11/15/12)	8.000	11/15/22	—	4,962,360	4,962,360
—	7,300	7,300	California Statewide Cmnty Dev Auth Rev Front Porch Cmnty & Svc, Ser A (f)	5.125	04/01/37	—	4,584,546	4,584,546
—	1,000	1,000	California Statewide Cmnty Dev Auth Rev Lancer Ed Student Hsg Proj	5.400	06/01/17	—	779,390	779,390
—	2,000	2,000	California Statewide Cmnty Dev Auth Rev Notre Dame De Namur Univ	6.500	10/01/23	—	1,464,600	1,464,600
—	2,500	2,500	California Statewide Cmnty Dev Auth Rev Notre Dame De Namur Univ	6.625	10/01/33	—	1,692,875	1,692,875
—	5,215	5,215	California Statewide Cmnty Dev Auth Rev Thomas Jefferson Sch of Law (Prerefunded @ 10/01/11)	7.750	10/01/31	—	5,991,722	5,991,722
—	6,185	6,185	California Statewide Cmnty Dev Auth Spl Tax Cmnty Fac Dist 2007 1 Orinda	6.000	09/01/37	—	4,564,468	4,564,468
—	3,220	3,220	California Statewide Cmnty Hosp Napa Vly Proj, Ser A	7.000	01/01/34	—	2,356,654	2,356,654
2,000	3,000	5,000	California Statewide Cmntys Dev Auth Chf Irvine LLC UCI East Campus	6.000	05/15/40	1,610,120	2,415,180	4,025,300
1,720	3,220	4,940	California Statewide Cmntys Dev Auth Rev Lancer Ed Student Hsg Proj	5.625	06/01/33	1,006,492	1,884,247	2,890,739
3,250	9,750	13,000	California Statewide Cmntys Dev Auth Rev Thomas Jefferson Sch Law, Ser A (C)	7.250	10/01/38	2,483,065	7,449,195	9,932,260
1,000	4,500	5,500	California Statewide Cmntys Dev Auth San Francisco Art Institute (Acquired 07/05/02, Cost $5,500,000) (a) (c)	7.375	04/01/32	695,140	3,128,130	3,823,270
2,735	—	2,735	California Statewide Cmntys Dev Auth Spl Tax Cmnty Fac Dist 2007-1 Orinda	6.000	09/01/29	2,135,379	—	2,135,379
2,700	6,300	9,000	California Statewide Cmntys Dev Auth Statewide Cmnty, Ser A	6.625	09/02/38	2,111,832	4,927,608	7,039,440
—	2,615	2,615	Carlsbad, CA Spl Tax Non Escrow Cmnty Fac 3 Impt 2	6.100	09/01/28	—	2,099,714	2,099,714

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	3,730	3,730	Carlsbad, CA Spl Tax Non Escrow Cmnty Fac 3 Impt 2	6.200	09/01/38	—	2,806,004	2,806,004
1,000	—	1,000	Chino, CA Cmnty Fac Dist No 03 Impt Area 1	5.700	09/01/29	778,780	—	778,780
—	1,360	1,360	Chino, CA Fac Dist No 3 Impt Area 1	5.750	09/01/34	—	1,021,836	1,021,836
—	2,850	2,850	Contra Costa Cnty, CA Multi-Family Hsg Rev, Ser C (AMT) (Acquired 6/08/99, Cost $2,850,000) (a)	6.750	12/01/30	—	2,220,549	2,220,549
—	1,500	1,500	Corona Norco, CA Uni Sch Dist, Ser A	5.700	09/01/29	—	1,119,435	1,119,435
1,500	—	1,500	Corona-Norco, CA Univ Sch Dist Pub Fin Auth Spl Tax Rev, Ser A	5.800	09/01/35	1,079,265	—	1,079,265
—	2,950	2,950	Fairfield, CA Cmnty Fac Dist Spl Tax No 2007-1 Fairfield Common	6.750	09/01/28	—	2,358,171	2,358,171
1,435	—	1,435	Fairfield, CA Cmnty Fac Dist Spl Tax No 2007-1 Fairfield Commons	6.500	09/01/23	1,175,753	—	1,175,753
1,530	3,610	5,140	Fairfield, CA Cmnty Fac Dist Spl Tax No 2007-1 Fairfield Commons	6.875	09/01/38	1,168,767	2,757,679	3,926,446
—	1,835	1,835	Fontana, CA Spl Tax Cmnty Fac Dist No 11, Ser B	6.500	09/01/28	—	1,536,647	1,536,647
—	3,695	3,695	Fontana, CA Spl Tax Cmnty Fac Dist No 22 Sierra	5.850	09/01/25	—	2,965,607	2,965,607
2,000	3,000	5,000	Fontana, CA Spl Tax Cmnty Fac Dist No 22 Sierra Hills	6.000	09/01/34	1,488,240	2,232,360	3,720,600
2,300	—	2,300	Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev (NATL Insd)	*	01/15/18	1,095,007	—	1,095,007
12,650	30,300	42,950	Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd, Ser A-1	5.750	06/01/47	7,102,975	17,013,450	24,116,425
—	14,700	14,700	Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd, Ser A-1	5.125	06/01/47	—	7,390,131	7,390,131
22,500	17,880	40,380	Golden St Tob Sec Corp CA Tob Settlement Rev Enhanced Asset Bkd, Ser A (BHAC Insd) (b)	5.000	06/01/45	21,108,825	16,774,480	37,883,305
—	3,000	3,000	Hawthorne, CA Spl Tax Cmnty Fac Dist No 2006-1	5.000	09/01/30	—	1,622,040	1,622,040

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	2,000	2,000	Hawthorne, CA Spl Tax Cmnty Fac Dist No 2006-1	5.000	09/01/36	—	1,015,040	1,015,040
—	1,000	1,000	Imperial Beach, CA Pub Palm Ave Coml Redev Proj, Ser A	5.850	06/01/28	—	771,920	771,920
—	3,000	3,000	Imperial Beach, CA Pub Palm Ave Coml Redev Proj, Ser A	6.000	06/01/33	—	2,248,680	2,248,680
2,000	1,500	3,500	Indio, CA Redev Agy Tax Alloc Sub Merged Proj Area, Ser B (Prerefunded @ 8/15/14)	6.375	08/15/33	2,408,240	1,806,180	4,214,420
490	970	1,460	Indio, CA Redev Agy Tax Alloc Sub Merged Proj Area, Ser B (Prerefunded @ 8/15/14)	6.500	08/15/34	569,209	1,126,801	1,696,010
—	1,000	1,000	Irvine, CA Impt Bd Act 1915 Assmt Dist No 00 18 Grp 4	5.375	09/02/26	—	830,350	830,350
—	1,500	1,500	Irvine, CA Impt Bd Act 1915 Assmt Dist No 03 19 Grp 2	5.500	09/02/29	—	1,221,720	1,221,720
1,000	4,000	5,000	Jurupa, CA Cmnty Svc Dist Spl Cmnty Fac Dist No 4, Ser A	5.700	09/01/34	655,430	2,621,720	3,277,150
—	4,500	4,500	La Verne, CA Ctf Partn Brethren Hillcrest Home, Ser B	6.625	02/15/25	—	3,481,560	3,481,560
2,500	—	2,500	Lake Elsinore, CA Spl Tax Cmnty Fac Dist 2 Area AA	5.450	09/01/36	1,682,950	—	1,682,950
1,000	—	1,000	Lee Lake Wtr Dist CA Cmnty Fac Dist No 1 Spl Tax Sycamore Creek	6.000	09/01/33	738,280	—	738,280
—	655	655	Los Angeles, CA Cmnty Fac Dist Spl Tax No 3 Cascades Business Pk	6.400	09/01/22	—	582,236	582,236
1,325	6,200	7,525	Millbrae, CA Residential Fac Rev Magnolia of Millbrae Proj, Ser A (AMT)	7.375	09/01/27	1,089,508	5,098,074	6,187,582
—	5,515	5,515	Morongo Band of Mission Indians CA Enterprise Rev Indians Enterprise Casino, Ser B (f)	6.500	03/01/28	—	4,173,201	4,173,201
—	2,000	2,000	Murrieta, CA Cmnty Fac Dist No 2 Oaks Impt Area, Ser B	6.000	09/01/34	—	1,496,500	1,496,500
1,000	—	1,000	Murrieta, CA Cmnty Fac Dist No 2 the Oaks Impt Area A	5.900	09/01/27	789,240	—	789,240

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
1,000	—	1,000	Murrieta, CA Cmnty Fac Dist No 2 the Oaks Impt Area A	6.000	09/01/34	748,250	—	748,250
1,000	—	1,000	Murrieta, CA Cmnty Fac Dist No 2 the Oaks Impt Area B	6.000	09/01/27	798,710	—	798,710
—	3,645	3,645	Norco, CA Spl Tax Cmnty Fac Dist No 01-1 (Prerefunded @ 9/01/12)	6.750	09/01/22	—	4,386,721	4,386,721
3,000	—	3,000	Northstar Cmnty Svc Dist CA Spl Tax Cmnty Fac Dist No 1	5.450	09/01/28	2,179,980	—	2,179,980
—	935	935	Oakley, CA Pub Fin Auth Rev	6.000	09/02/28	—	734,106	734,106
—	935	935	Oakley, CA Pub Fin Auth Rev	6.000	09/02/34	—	695,743	695,743
1,000	—	1,000	Palmdale, CA Spl Tax Cmnty Fac 03-1 Anaverde A	5.350	09/01/30	659,570	—	659,570
1,100	—	1,100	Palmdale, CA Spl Tax Cmnty Fac 03-1 Anaverde A	5.400	09/01/35	698,082	—	698,082
1,000	4,000	5,000	Perris, CA Cmnty Fac Dist Spl Tax No 01-2, Ser A	6.375	09/01/32	787,600	3,150,400	3,938,000
—	1,765	1,765	Perris, CA Pub Fin Auth Loc Agy Rev, Ser D	7.875	09/01/25	—	1,718,192	1,718,192
2,500	5,500	8,000	Quechan Indian Tribe Ft Yuma Indian Reservation CA & Govt Proj	7.000	12/01/27	1,724,625	3,794,175	5,518,800
2,000	—	2,000	Rancho Cordova Cmnty Fac Dist CA Spl Tax No 2003 1 Sunridge Anatolia	5.500	09/01/37	1,350,160	—	1,350,160
—	1,845	1,845	Riverside, CA Uni Sch Dist Tax Cmnty Fac Dist 15 Impt Area 1	5.600	09/01/34	—	1,278,806	1,278,806
2,000	—	2,000	Riverside, CA Univ Sch Dist Tax Cmnty Fac Dist 15 Impt Area 1	5.550	09/01/30	1,423,820	—	1,423,820
—	2,500	2,500	Roseville, CA Spl Tax Fountain Cmnty Fac Dist No 1	6.125	09/01/38	—	1,769,750	1,769,750
2,535	—	2,535	Sacramento Cnty, CA Spl Tax Cmnty Fac Dist No 05-2, Ser A	6.000	09/01/37	1,632,489	—	1,632,489
—	10,275	10,275	Sacramento, CA Muni Util Dist Elec Rev, Ser U (FSA Insd) (b)	5.000	08/15/25	—	10,116,560	10,116,560
—	5,000	5,000	Sacramento, CA Muni Util Dist Elec Rev, Ser U (FSA Insd) (b)	5.000	08/15/26	—	4,948,250	4,948,250

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	5,000	5,000	Sacramento, CA Muni Util Dist Elec Rev, Ser U (FSA Insd) (b)	5.000	08/15/27	—	4,888,100	4,888,100
—	2,000	2,000	San Jose, CA Cmnty Fac Dist Spl Tax No 9 Bailey Hwy 101	6.600	09/01/27	—	1,754,080	1,754,080
—	2,630	2,630	San Jose, CA Cmnty Fac Dist Spl Tax No 9 Bailey Hwy 101	6.650	09/01/32	—	2,176,641	2,176,641
6,000	8,123	14,123	San Jose, CA Multi-Family Hsg Rev Helzer Courts Apt Proj, Ser A (AMT) (c)	6.400	12/01/41	4,136,820	5,600,565	9,737,385
2,000	1,000	3,000	San Marcos, CA Pub Fac Auth Spl Tax Rev, Ser A	5.650	09/01/36	1,395,620	697,810	2,093,430
	3,500	3,500	Santa Cruz Cnty, CA Redev Agy Tax Alloc Live Oak Soquel Cmnty Impt, Ser A	7.000	09/01/36	—	3,603,985	3,603,985
5,700	13,300	19,000	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser A	*	06/01/36	364,686	850,934	1,215,620
4,645	10,750	15,395	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser A	*	06/01/41	173,769	402,158	575,927
9,000	21,000	30,000	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser A	*	06/01/47	182,430	425,670	608,100
22,500	52,500	75,000	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser C	*	06/01/56	119,475	278,775	398,250
7,500	17,500	25,000	Silicon Vly Tob Securitization Auth CA Tob Settlement Rev Cap Apprec Turbo Santa Clara, Ser D	*	06/01/56	38,925	90,825	129,750
4,550	10,610	15,160	Sweetwater, CA Un High Sch Dist Election 2000, Ser C (FSA Insd) (b)	5.000	08/01/29	4,401,966	10,264,804	14,666,770
3,000	4,000	7,000	Temecula, CA Pub Fin Auth Spl Tax Roripaugh Cmnty Fac Dist 03-2	5.500	09/01/36	1,434,390	1,912,520	3,346,910
—	10,000	10,000	Tobacco Sec Auth Northn CA Tob Settlement Rev Asset Bkd Bd, Ser A1	5.500	06/01/45	—	5,402,000	5,402,000

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	15,000	15,000	Tobacco Sec Auth Southn CA Tob Settlement Sr, Ser A1	5.000	06/01/37	—	7,767,000	7,767,000
—	23,190	23,190	Tobacco Sec Auth Southn CA Tob Settlement Sr, Ser A1	5.125	06/01/46	—	11,684,282	11,684,282
35,000	—	35,000	Tobacco Securitization Auth Southn CA Tob Settlement Cabs First Sub, Ser B	*	06/01/46	772,100	—	772,100
27,200	—	27,200	Tobacco Securitization Auth Southn CA Tob Settlement Cabs Second Sub, Ser C	*	06/01/46	504,832	—	504,832
47,000	—	47,000	Tobacco Securitization Auth Southn CA Tob Settlement Cabs Third Sub	*	06/01/46	757,640	—	757,640
—	1,600	1,600	Turlock, CA Hlth Fac Rev Emanuel Med Ctr Inc	5.375	10/15/34	—	1,002,144	1,002,144
1,000	1,000	2,000	Upland, CA Cmnty Fac Dist 2003 San Antonio Impt, Ser 1A	5.900	09/01/24	795,870	795,870	1,591,740
1,500	1,500	3,000	Upland, CA Cmnty Fac Dist 2003 San Antonio Impt, Ser 1A	6.000	09/01/34	1,088,385	1,088,385	2,176,770
—	535	535	Val Verde, CA Uni Sch Dist Fin Auth Spl Tax Rev Jr Lien Rfdg	6.000	10/01/21	—	484,913	484,913
—	7,115	7,115	Val Verde, CA Uni Sch Dist Fin Auth Spl Tax Rev Jr Lien Rfdg	6.250	10/01/28	—	6,227,760	6,227,760
880	3,535	4,415	Vallejo, CA Pub Fin Auth Loc Hiddenbrooke Impt Dist, Ser A	5.800	09/01/31	641,238	2,575,884	3,217,122
—	10,000	10,000	Vernon, CA Nat Gas Fin Auth Rev Vernon Gas Proj, Ser C (NATL Insd) (h) (i)	7.500	08/01/21	—	10,000,000	10,000,000
995	3,970	4,965	Woodland, CA Spl Tax Cmnty Fac Dist 1 Spring Lake	6.250	09/01/34	766,210	3,057,138	3,823,348
—	1,060	1,060	Yuba City, CA Redev Agy Tax Hsg Set Aside, Ser B	6.000	09/01/31	—	757,635	757,635
—	1,880	1,880	Yuba City, CA Redev Agy Tax Hsg Set Aside, Ser B	6.000	09/01/39	—	1,284,660	1,284,660
1,800	—	1,800	Yuba City, CA Redev Agy Tax Proj, Ser A	6.000	09/01/31	1,286,550	—	1,286,550

						91,090,814	305,100,317	396,191,131

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
			COLORADO 3.6%
—	2,175	2,175	Antelope Heights Metro Dist CO (Prerefunded @ 12/01/13)	8.000	12/01/23	—	2,768,035	2,768,035
—	1,235	1,235	Arvada, CO Multi-Family Rev Hsg Arvada Nightingale Proj Rfdg (AMT) (Acquired 4/16/99, Cost $1,235,000) (a) (c)	6.250	12/01/18	—	1,110,030	1,110,030
1,060	1,060	2,120	Beacon Pt Metro Dist CO, Ser A	6.125	12/01/25	761,006	761,006	1,522,012
1,005	1,005	2,010	Beacon Pt Metro Dist CO, Ser A	6.250	12/01/35	667,481	667,481	1,334,962
—	1,830	1,830	Bradburn Metro Dist No 3 CO	7.500	12/01/33	—	1,370,707	1,370,707
—	1,835	1,835	Briargate Ctr Business Impt Dist CO, Ser A	7.450	12/01/32	—	1,370,818	1,370,818
—	3,500	3,500	Bromley Pk Metro Dist CO No 2 (Prerefunded @ 12/01/12)	8.050	12/01/32	—	4,377,590	4,377,590
1,000	2,000	3,000	Bromley Pk Metro Dist CO No 2, Ser B (Prerefunded @ 12/01/12)	8.050	12/01/32	1,250,740	2,501,480	3,752,220
—	4,495	4,495	Broomfield Vlg Metro Dist No 2 CO Impt Rfdg	6.250	12/01/32	—	3,027,652	3,027,652
1,000	—	1,000	Castle Oaks Metro Dist CO Ltd Tax	6.000	12/01/25	676,380	—	676,380
1,500	—	1,500	Castle Oaks Metro Dist CO Ltd Tax	6.125	12/01/35	931,215	—	931,215
1,700	—	1,700	Colorado Ed & Cultural Fac Auth Rev Charter Sch Brighton Sch Proj	6.000	11/01/36	1,071,833	—	1,071,833
570	—	570	Colorado Ed & Cultural Fac Auth Rev Charter Sch Frontier Academy (Prerefunded @ 6/01/11)	7.250	06/01/20	628,995	—	628,995
—	4,835	4,835	Colorado Ed & Cultural Fac Auth Rev Charter Sch Frontier Academy (Prerefunded @ 6/01/11)	7.375	06/01/31	—	5,468,772	5,468,772
—	2,500	2,500	Colorado Ed & Cultural Fac Auth Rev Charter Sch Platte Academy, Ser A (Prerefunded @ 3/01/10)	7.250	03/01/32	—	2,651,700	2,651,700
—	1,005	1,005	Colorado Ed & Cultural Fac Auth Rev Denver Academy Rfdg, Ser A	7.000	11/01/23	—	910,892	910,892
—	810	810	Colorado Ed & Cultural Fac Auth Rev Denver Academy Rfdg, Ser A	7.125	11/01/28	—	705,105	705,105
—	1,955	1,955	Colorado Ed & Cultural Fac Montessori Sch of Denver Proj (c)	7.500	06/01/22	—	1,777,838	1,777,838
—	1,000	1,000	Colorado Hlth Fac Auth Hlth & Residential Care Fac Volunteers of Amer Care, Ser A	5.200	07/01/22	—	655,400	655,400

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	3,875	3,875	Colorado Hlth Fac Auth Hlth & Residential Care Fac Volunteers of Amer Care, Ser A	5.250	07/01/27	—	2,359,798	2,359,798
1,630	5,300	6,930	Colorado Hlth Fac Auth Hlth & Residential Care Fac Volunteers of Amer Care, Ser A	5.300	07/01/37	901,585	2,931,536	3,833,121
3,000	3,000	6,000	Colorado Hlth Fac Auth Rev Amern Baptist Home, Ser A	5.900	08/01/37	1,870,620	1,870,620	3,741,240
—	9,660	9,660	Colorado Hlth Fac Auth Rev Hosp Vly View Assn Proj	5.250	05/15/42	—	6,806,919	6,806,919
—	120	120	Colorado Hsg Fin Auth Single Family Pgm Sr B2 (AMT)	6.800	04/01/30	—	122,946	122,946
1,410	—	1,410	Confluence Metro Dist, CO Tax Supported Rev	5.400	12/01/27	975,678	—	975,678
1,800	4,200	6,000	Confluence Metro Dist, CO Tax Supported Rev	5.450	12/01/34	1,123,866	2,622,354	3,746,220
2,000	5,250	7,250	Copperleaf Metro Dist No 2 CO	5.950	12/01/36	1,095,460	2,875,583	3,971,043
—	3,080	3,080	Cross Creek Met Dist No 2 CO Ltd Tax Rfdg	6.125	12/01/37	—	1,896,510	1,896,510
—	1,385	1,385	Eagle Cnty, CO Air Term Corp, Ser A (AMT)	7.000	05/01/21	—	1,188,302	1,188,302
—	990	990	Eagle Cnty, CO Air Term Corp, Ser A (AMT)	7.125	05/01/31	—	689,713	689,713
—	2,930	2,930	Eagle Riverview Affordable Hsg Corp CO Multi-Family Rev, Ser A	6.300	07/01/29	—	2,176,873	2,176,873
2,000	3,000	5,000	Elbert & Hwy 86 Coml Metro Dist Pub Impt Fee Rev, Ser A	7.500	12/01/32	1,435,920	2,153,880	3,589,800
—	3,000	3,000	Elk Valley, CO Pub Impt Pub Impt Fee, Ser A	7.350	09/01/31	—	2,365,650	2,365,650
2,500	—	2,500	Elk Vly, CO Pub Impt Fee, Ser A	7.300	09/01/22	2,183,500	—	2,183,500
—	5,300	5,300	Fronterra Vlg Metro Dist CO (Prerefunded @ 12/01/11)	8.050	12/01/31	—	6,297,778	6,297,778
1,150	1,150	2,300	High Plains Metro Dist CO, Ser A	6.125	12/01/25	772,087	772,087	1,544,174
2,250	1,750	4,000	High Plains Metro Dist CO, Ser A	6.250	12/01/35	1,355,850	1,054,550	2,410,400
—	2,605	2,605	La Plata Cnty, CO Rec Fac Rev Durango Mtn Resort Proj Rfdg, Ser A (c)	6.875	02/01/12	—	2,407,228	2,407,228
1,855	3,605	5,460	Lafayette, CO Indl Dev Rev Rocky Mtn Instr Proj, Ser A (AMT) (c) (e)	7.000	10/01/18	931,247	1,809,782	2,741,029
510	—	510	Lafayette, CO Indl Dev Rev Rocky Mtn Instr Proj, Ser A (c) (e)	6.750	10/01/14	257,723	—	257,723

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	135	135	Lafayette, CO Indl Dev Rev Rocky Mtn Instr Proj, Ser B (c) (j)	6.125	10/01/08	—	67,500	67,500
—	10,275	10,275	Lake Creek Affordable Hsg Corp Hsg Proj Rfdg, Ser A	6.250	12/01/23	—	8,702,000	8,702,000
1,500	5,000	6,500	Lincoln Pk, CO Metro Dist Rfdg & Impt	6.125	12/01/30	1,178,580	3,928,600	5,107,180
1,665	3,885	5,550	Lincoln Pk, CO Metro Dist Rfdg & Impt	6.200	12/01/37	1,272,077	2,968,179	4,240,256
1,975	4,935	6,910	Montezuma Cnty, CO Hosp Dist Hlth Fac Enterprise Hosp Rfdg (c)	5.900	10/01/37	1,263,091	3,156,130	4,419,221
—	6,200	6,200	Montrose Cnty, CO Hlthcare Fac Rev Homestead at Montrose, Ser A	7.000	02/01/38	—	4,379,060	4,379,060
—	4,185	4,185	Montrose, CO Mem Hosp Brd	6.000	12/01/28	—	3,367,167	3,367,167
—	3,000	3,000	Montrose, CO Mem Hosp Brd	6.000	12/01/33	—	2,306,880	2,306,880
500	1,000	1,500	Neu Towne, CO Metro Dist (c) (k)	7.250/1.800	12/01/34	174,425	348,850	523,275
—	2,745	2,745	North Range Metro Dist No 1 CO Ltd Tax (Prerefunded @ 12/15/11) (Acquired 12/07/01, Cost $2,665,506) (a)	7.250	12/15/31	—	3,133,472	3,133,472
—	1,830	1,830	North Range Metro Dist No 2 CO Ltd Tax	5.500	12/15/27	—	1,034,847	1,034,847
—	1,200	1,200	North Range Metro Dist No 2 CO Ltd Tax	5.500	12/15/37	—	611,520	611,520
3,500	—	3,500	Northwest CO Metro Dist No 3 Ltd Tax	6.125	12/01/25	1,992,935	—	1,992,935
—	6,450	6,450	Northwest, CO Metro Dist No 3 Ltd Tax	6.250	12/01/35	—	3,343,809	3,343,809
—	6,330	6,330	Rampart Range Metro Dist No 1 Co Rev Rampart Range Metro Dist No 2 Proj (Prerefunded @ 12/01/11)	7.750	12/01/26	—	7,285,197	7,285,197
—	1,790	1,790	Rendezvous Residential Metro Dist CO (Prerefunded @ 12/01/13)	8.000	12/01/21	—	2,180,148	2,180,148
1,000	1,000	2,000	Serenity Ridge, CO Metro Dist No 2 (c) (k)	7.500/3.750	12/01/34	478,850	478,850	957,700
1,491	48	1,539	Skyland Metro Dist CO Gunnison Cnty Rfdg (c)	6.750	12/01/22	1,339,276	43,116	1,382,392
—	605	605	Snowmass Vlg, CO Multi-Family Hsg Rev Rfdg, Ser A	8.000	09/01/14	—	592,525	592,525
1,000	—	1,000	Southlands Metro Dist No 1 CO (Prerefunded @ 12/01/14)	7.000	12/01/24	1,248,930	—	1,248,930
—	2,000	2,000	Southlands, CO Med Dist Metro Dist No 1 (Prerefunded @ 12/01/14)	7.125	12/01/34	—	2,509,860	2,509,860

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
3,500	2,500	6,000	Tallgrass Metro Dist CO Rfdg & Impt	5.250	12/01/37	1,973,965	1,409,975	3,383,940
—	637	637	Tallyns Reach Metro Dist No 2	6.375	12/01/23	—	568,879	568,879
—	925	925	Tallyns Reach Metro Dist No 3	6.625	12/01/23	—	846,329	846,329
—	1,000	1,000	Tallyns Reach Metro Dist No 3	6.750	12/01/33	—	879,230	879,230
—	4,650	4,650	Vista Ridge Metro Dist CO (Prerefunded @ 6/01/09)	7.500	12/01/31	—	4,702,080	4,702,080
1,000	—	1,000	Vista Ridge Metro Dist CO Rfdg Ltd Tax Sub, Ser B	6.625	12/01/40	726,440	—	726,440

		—				30,539,755	131,370,818	161,910,573

			CONNECTICUT 0.5%
—	3,405	3,405	Connecticut St Dev Auth First Mtg Gross Rev Hlthcare Proj The Elm Pk Baptist Inc Proj	5.850	12/01/33	—	2,475,094	2,475,094
1,500	1,500	3,000	Connecticut St Dev Auth Indl Afco Cargo Bdlg LLC Proj (AMT)	8.000	04/01/30	1,274,250	1,274,250	2,548,500
—	3,660	3,660	Connecticut St Hlth & Ed Fac Auth Rev Saint Mary’s Hosp Issue, Ser E	5.875	07/01/22	—	2,722,894	2,722,894
—	4,475	4,475	Georgetown Spl Taxing Dist Ser A (Acquired 11/16/06, Cost $4,475,000) (a)	5.125	10/01/36	—	2,029,323	2,029,323
—	1,470	1,470	Greenwich, CT Hsg Auth Multi-Family Rev Hsg Greenwich Close, Ser B (c) Manchester, CT Redev Agy	7.500	09/01/27	—	1,383,520	1,383,520
—	960	960	Multi-Family Mtg Rev Bennet Hsg Dev Rfdg (Acquired 9/05/96, Cost $885,288) (a) (c)	7.200	12/01/18	—	917,808	917,808
2,500	—	2,500	Mashantucket Westn Pequot Tribe Conn Spl Rev Sub, Ser A (f)	5.750	09/01/34	1,239,275	—	1,239,275
2,190	—	2,190	Mashantucket Westn Pequot Tribe Conn Spl Rev Sub, Ser A (f)	6.500	09/01/31	1,241,073	—	1,241,073
—	9,250	9,250	Mashantucket Westn Pequot Tribe, Ser A (f)	5.500	09/01/36	—	4,399,947	4,399,947
2,000	—	2,000	Mohegan Tribe Indians CT Pub Impt Priority Dist (Acquired 09/27/01, Cost $1,955,120) (a)	6.250	01/01/31	911,120	—	911,120
3,500	—	3,500	Mohegan Tribe Indians CT Pub Impt Priority Dist (f)	5.250	01/01/33	1,302,140	—	1,302,140

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	2,464	2,464	New Britain, CT Hsg Auth Multi-Family Rev Hsg Franklin Square Manor Proj (AMT) (c)	7.000	07/01/21	—	2,258,133	2,258,133
—	280	280	New Haven, CT Indl Fac Rev Adj Govt Ctr Thermal Energies (AMT)	7.250	07/01/09	—	279,362	279,362

						5,967,858	17,740,331	23,708,189

			DELAWARE 0.1%
850	—	850	Sussex Cnty, DE Rev Adj First Mtg Cadbury Lewes, Ser A	5.900	01/01/26	610,563	—	610,563
1,000	—	1,000	Sussex Cnty, DE Rev Adj First Mtg Cadbury Lewes, Ser A	6.000	01/01/35	638,920	—	638,920
1,015	3,870	4,885	Wilmington, DE Multi-Family Rent Rev Hsg Electra Arms Sr Assoc Proj (AMT) (c)	6.250	06/01/28	732,140	2,791,508	3,523,648

						1,981,623	2,791,508	4,773,131

			DISTRICT OF COLUMBIA 1.7%
3,600	12,565	16,165	Distirct of Columbia Income Tax Rev Rfdg, Ser B (b)	5.000	12/01/25	3,671,694	12,815,232	16,486,926
85	—	85	District of Columbia Prerefunded Rfdg, Ser A1 (NATL Insd) (l)	6.500	06/01/10	90,423	—	90,423
1,000	1,545	2,545	District of Columbia Rev Methodist Home Issue	6.000	01/01/29	694,020	1,072,261	1,766,281
—	4,935	4,935	District of Columbia Tob Settlement Fin Corp	6.500	05/15/33	—	3,417,586	3,417,586
13,940	13,940	27,880	District of Columbia Tob Settlement Fin Corp, Ser A	*	06/15/46	266,812	266,812	533,624
17,500	17,500	35,000	District of Columbia Tob Settlement Fin Corp, Ser B	*	06/15/46	280,875	280,875	561,750
67,660	67,660	135,320	District of Columbia Tob Settlement Fin Corp, Ser C	*	06/15/55	314,619	314,619	629,238
—	61,695	61,695	Metropolitan Washington DC Arpt Auth Sys, Ser B (FSA Insd)	5.000	10/01/36	—	27,413,956	27,413,956
—	30,000	30,000	Metropolitan Washington DC Arpt Auth Sys, Ser B (FSA Insd) (b)	5.000	10/01/36	—	25,948,650	25,948,650

						5,318,443	71,529,991	76,848,434

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
			FLORIDA 13.7%
2,750	4,750	7,500	Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.875	11/15/36	1,821,050	3,145,450	4,966,500
4,500	10,500	15,000	Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.875	11/15/42	2,873,385	6,704,565	9,577,950
2,605	6,090	8,695	Anthem Pk Cmnty Dev Dist FL Cap Impt Rev	5.800	05/01/36	1,521,268	3,556,438	5,077,706
1,975	—	1,975	Bainebridge Cmnty Dev Dist FL Spl Assmt	5.500	05/01/38	1,062,846	—	1,062,846
2,430	7,285	9,715	Bartram Pk Cmnty Dev Dist FL Assmt	5.400	05/01/37	1,347,338	4,039,241	5,386,579
1,325	—	1,325	Bay Laurel Ctr Cmnty Dev Dist FL Spl Assmt Candler	5.450	05/01/37	778,000	—	778,000
1,500	—	1,500	Beacon Lakes, FL Cmnty Dev FL Spl Assmt Sub, Ser B	6.200	05/01/38	909,375	—	909,375
1,360	—	1,360	Beacon Lakes, FL Cmnty Dev FL Spl Assmt, Ser A	6.000	05/01/38	840,480	—	840,480
—	9,085	9,085	Beacon Lakes, FL Cmnty Dev, Ser A	6.900	05/01/35	—	6,435,178	6,435,178
1,320	3,075	4,395	Beeline Cmnty Dev Dist FL Spl Assmt, Ser A	7.000	05/01/37	955,495	2,225,869	3,181,364
1,000	—	1,000	Bellalago Ed Fac Benefits, Ser A	6.000	05/01/33	767,380	—	767,380
940	940	1,880	Bellalago Ed Fac Benefits, Ser B	5.800	05/01/34	698,693	698,693	1,397,386
4,145	—	4,145	Bloomingdale, FL Cmnty Dev Dist Spl Assmt Rev	5.875	05/01/36	2,752,653	—	2,752,653
955	1,925	2,880	Bluewaters Cmnty Dev Dist of FL	6.000	05/01/35	727,309	1,466,041	2,193,350
1,725	1,725	3,450	Boca Raton, FL Hsg Auth Mtg Hsg First Lien Banyan Pl Sr Apts Rfdg (Acquired 03/23/06, Cost $3,367,913) (a)	5.800	10/01/26	1,175,070	1,175,070	2,350,140
2,350	2,355	4,705	Boca Raton, FL Hsg Auth Mtg Hsg First Lien Banyan Pl Sr Apts Rfdg (Acquired 03/23/06, Cost $4,639,460) (a)	5.900	10/01/36	1,441,419	1,444,486	2,885,905
2,500	—	2,500	Bonnet Creek Resort Cmnty Dev	7.500	05/01/34	1,976,700	—	1,976,700
—	3,000	3,000	Bonnet Creek Resort Cmnty Dev Dist FL Spl Assmt	7.375	05/01/34	—	2,337,090	2,337,090
—	5,000	5,000	Bonnet Creek Resort Cmnty Dev Dist FL Spl Assmt	7.500	05/01/34	—	3,953,400	3,953,400
1,980	9,900	11,880	Brevard Cnty, FL Hlth Fac Auth Residential Care Fac Rev Buena Vida Estates Inc	6.750	01/01/37	1,394,811	6,974,055	8,368,866

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	7,555	7,555	Broward Cnty, FL Professional Sports Fac Tax Rev Civic Arena Proj Rfdg, Ser A (FSA Insd) (b)	5.000	09/01/24	—	7,577,929	7,577,929
—	7,910	7,910	Broward Cnty, FL Professional Sports Fac Tax Rev Civic Arena Proj Rfdg, Ser A (FSA Insd) (b)	5.000	09/01/25	—	7,866,060	7,866,060
—	5,000	5,000	Buckeye Pk Cmnty Dev Dist FL Cap Impt Rev, Ser A	7.875	05/01/38	—	3,947,250	3,947,250
—	3,500	3,500	Capital Reg Cmnty Dev Dist FL Rev Cap Impt, Ser A	7.000	05/01/39	—	2,455,390	2,455,390
—	3,500	3,500	Capital Tr Agy FL Rev Ft Lauderdale Proj (AMT)	5.750	01/01/32	—	2,287,425	2,287,425
—	2,500	2,500	Capital Tr Agy FL Rev Sub Orlando Proj (AMT)	6.750	01/01/32	—	1,822,350	1,822,350
765	—	765	Caribe Palm Cmnty Dev Dist FL Spl Assmt, Ser A	5.850	05/01/35	570,376	—	570,376
—	3,125	3,125	Championsgate Cmnty Dev Dist, Ser A	6.250	05/01/20	—	2,582,281	2,582,281
—	2,155	2,155	Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp Rfdg	6.250	08/15/23	—	1,828,690	1,828,690
—	2,500	2,500	Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp Rfdg	6.375	08/15/32	—	2,074,225	2,074,225
2,975	8,415	11,390	City Ctr Cmnty Dev Dist FL Spl Assmt Rev, Ser A	6.000	05/01/38	1,820,254	5,148,718	6,968,972
800	1,190	1,990	City Ctr Cmnty Dev Dist FL Spl Assmt Rev, Ser A	6.125	05/01/36	502,648	747,689	1,250,337
—	2,825	2,825	Connerton West Cmnty Dev Dist FL Cap Impt Rev, Ser B	5.125	05/01/16	—	1,764,947	1,764,947
—	4,960	4,960	Connerton West Cmnty Dev FL, Ser A	5.375	05/01/37	—	2,794,910	2,794,910
—	2,000	2,000	Connerton West Cmnty Dev FL, Ser A	5.950	05/01/36	—	1,182,920	1,182,920
—	1,500	1,500	Cross Creek Cmnty Dev Dist FL Spl Assmt Rev, Ser A (c)	5.600	05/01/39	—	690,195	690,195
—	2,485	2,485	Cross Creek Cmnty Dev Dist FL Spl Assmt Rev, Ser B (c)	5.500	05/01/17	—	1,155,152	1,155,152
—	4,160	4,160	Cutler Cay, FL Cmnty Dev Dist	6.125	05/01/24	—	3,599,315	3,599,315
—	4,880	4,880	Cutler Cay, FL Cmnty Dev Dist	6.300	05/01/34	—	3,884,382	3,884,382
2,325	5,420	7,745	Double Brn Cmnty Dev Dist FL Spl Assmt, Ser A	6.700	05/01/34	2,262,969	5,275,394	7,538,363
—	9,250	9,250	Escambia Cnty, FL Environmental, Ser A (AMT)	5.750	11/01/27	—	5,744,435	5,744,435
715	—	715	Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Ctr (c)	10.250	07/01/11	716,809	—	716,809

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
1,670	—	1,670	Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Ctr, Ser A (c)	10.250	07/01/11	1,674,225	—	1,674,225
—	10,000	10,000	Fiddlers Creek Cmnty Dev Dist No 2 FL Spl Assmt Rev, Ser A (Acquired 5/28/03, Cost $9,965,746) (a) (c)	6.375	05/01/35	—	6,635,300	6,635,300
4,900	—	4,900	Fiddlers Creek Cmnty Dev Dist(c)	6.000	05/01/38	3,028,200	—	3,028,200
2,465	11,575	14,040	Florida Hsg Fin Corp Multi-Family Hsg Whistlers Cove Apt Proj (AMT) (c)	6.500	01/01/39	1,534,191	7,204,164	8,738,355
3,545	4,635	8,180	Florida Hsg Fin Corp Rev Hsg Beacon Hill Apt, Ser C (AMT) (c)	6.610	07/01/38	2,544,424	3,326,771	5,871,195
6,880	8,940	15,820	Florida Hsg Fin Corp Rev Hsg Cypress Trace Apt, Ser G (AMT) (c)	6.600	07/01/38	4,981,326	6,472,828	11,454,154
—	11,275	11,275	Florida Hsg Fin Corp Rev Hsg Westbrook Apt, Ser U (AMT) (c)	6.450	01/01/39	—	8,428,062	8,428,062
4,635	5,625	10,260	Florida Hsg Fin Corp Rev Hsg Westchase Apt, Ser B (AMT) (c)	6.610	07/01/38	3,263,828	3,960,956	7,224,784
—	2,480	2,480	Fontainbleau Lakes, FL Cmnty Dev Dist, Ser A	6.000	05/01/38	—	1,413,749	1,413,749
2,450	—	2,450	Gramercy Farms Cmnty Dev Dist FL Spl Assmt, Ser A1 (c)	5.250	05/01/39	1,158,433	—	1,158,433
—	3,110	3,110	Gramercy Farms Cmnty Dev Dist FL Spl Assmt, Ser A-2 (c)	5.250	05/01/39	—	1,470,501	1,470,501
2,100	4,900	7,000	Gramercy Farms Cmnty Dev Dist FL Spl Assmt, Ser B (c)	5.100	05/01/14	1,011,696	2,360,624	3,372,320
4,000	—	4,000	Grand Bay at Doral Cmnty Dev Dist FL, Ser B	6.000	05/01/17	2,770,360	—	2,770,360
—	1,965	1,965	Greyhawk Landing Cmnty Dev Dist FL Spl Assmt Rev, Ser A	7.000	05/01/33	—	1,669,837	1,669,837
2,430	—	2,430	Hammock Bay Cmnty Dev Dist FL Spl Assmt Rev, Ser A	6.125	05/01/35	1,883,031	—	1,883,031
1,410	—	1,410	Harbour Isles Cmnty Dev Dist of FL	6.125	05/01/35	847,932	—	847,932
1,450	—	1,450	Hawks Pt Cmnty Dev Dist FL Spl Assmt Hawk’s Point Cmnty Dev A	5.300	05/01/39	789,438	—	789,438
260	210	470	Heritage Harbor Cmnty Dev Dist FL Rev Rec	7.750	05/01/23	202,839	163,831	366,670
1,925	1,925	3,850	Highlands, FL Cmnty Dev Dist Spl Assmt	5.550	05/01/36	1,029,856	1,029,856	2,059,712

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
3,500	3,500	7,000	Hillsborough Cnty, FL Hsg Fin Hsg Clipper Cove Apt Proj, Ser A (AMT) (c)	7.375	07/01/40	2,870,140	2,870,140	5,740,280
4,500	10,500	15,000	Hillsborough Cnty, FL Indl Dev Auth Indl Dev Rev Hlth Fac Univ Cmnty Hosp, Ser A	5.625	08/15/29	3,366,675	7,855,575	11,222,250
—	6,450	6,450	Hillsborough Cnty, FL Indl Dev Tampa Electric Co Proj	5.500	10/01/23	—	6,031,008	6,031,008
—	1,775	1,775	Islands at Doral FL (Prerefunded @ 5/01/13)	6.375	05/01/35	—	2,050,036	2,050,036
945	2,840	3,785	Islands at Doral III Cmnty 2004, Ser A	5.900	05/01/35	586,495	1,762,589	2,349,084
1,000	—	1,000	Islands at Doral NE Cmnty Dev	6.250	05/01/34	790,710	—	790,710
3,200	9,800	13,000	Jacksonville, FL Econ Dev Commn Hlthcare Fac Rev FL Proton Therapy Inst Rfdg (Acquired 8/09/07 and 9/10/08, Cost $13,002,700) (a)	6.250	09/01/27	2,381,856	7,294,434	9,676,290
—	3,190	3,190	Kendall Breeze Cmnty Dev Dist	6.625	11/01/33	—	3,781,490	3,781,490
—	2,180	2,180	Kendall Breeze Cmnty Dev Dist	6.700	11/01/23	—	2,514,477	2,514,477
1,460	—	1,460	Kendall Breeze West Cmnty Dev Dist FL Spl Assmt	5.875	05/01/34	1,096,737	—	1,096,737
1,890	4,835	6,725	Keys Cove Cmnty Dev Dist FL Assmt Rev	5.875	05/01/35	1,414,211	3,617,837	5,032,048
—	2,250	2,250	Lakeland, FL Retirement Cmnty 1st Mtg Carpenters Acc Inv Rfdg (Acquired 4/25/08, Cost $2,250,000) (a)	6.375	01/01/43	—	1,547,437	1,547,437
—	725	725	Lakeland, FL Retirement Cmnty 1st Mtg Carpenters Acc Inv Rfdg (Acquired 4/25/08, Cost $722,890) (a)	6.250	01/01/28	—	542,445	542,445
980	—	980	Lakeside Landings Cmnty Dev Dist FL Spl Assmt, Ser A	5.500	05/01/38	485,933	—	485,933
1,970	—	1,970	Lakeside Landings Cmnty Dev Dist FL Spl Assmt, Ser B	5.250	05/01/13	998,416	—	998,416
3,940	9,175	13,115	Landmark at Doral Cmnty Dev Dist FL Spl Assmt, Ser A	5.500	05/01/38	1,789,706	4,167,652	5,957,358
2,475	5,775	8,250	Landmark at Doral Cmnty Dev Dist FL Spl Assmt, Ser B	5.200	05/01/15	1,141,594	2,663,719	3,805,313
—	3,150	3,150	Lee Cnty, FL Indl Dev Auth Hlthcare Cypress Cove Hlthpk, Ser A	6.375	10/01/25	—	2,277,198	2,277,198

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
2,000	6,000	8,000	Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev Cypress Cove Hlthpk, Ser A	6.750	10/01/32	1,381,620	4,144,860	5,526,480
—	3,810	3,810	Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev Shell PT/Alliance Oblig Group	5.125	11/15/36	—	2,131,466	2,131,466
1,500	3,500	5,000	Lee Cnty, FL Indl Dev Auth Indl Dev Rev Lee Charter Fndtn, Ser A	5.250	06/15/27	925,800	2,160,200	3,086,000
1,500	3,500	5,000	Lee Cnty, FL Indl Dev Auth Indl Dev Rev Lee Charter Fndtn, Ser A	5.375	06/15/37	842,025	1,964,725	2,806,750
3,290	5,550	8,840	Leon Cnty, FL Ed Fac Auth Rev Southgate Residence Hall Rfdg, Ser A (c)	6.750	09/01/28	2,404,266	4,055,829	6,460,095
—	2,760	2,760	Marshall Creek Cmnty Dev Dist FL Spl Assmt, Ser A	7.650	05/01/32	—	2,621,282	2,621,282
2,320	—	2,320	Meadow Woods Cmnty Dev Dist FL, Ser A	6.050	05/01/35	1,218,603	—	1,218,603
—	105	105	Miami Beach, FL Hlth Fac Auth Hosp Rev Mt Sinai Med Ctr FL Proj	5.375	11/15/18	—	74,669	74,669
—	5,000	5,000	Miami Beach, FL Hlth Fac Auth Hosp Rev Mt Sinai Med Ctr FL Rfdg (Acquired 4/26/04, Cost $4,823,445) (a)	6.750	11/15/29	—	3,238,050	3,238,050
—	7,300	7,300	Miami Beach, FL Hlth Fac Auth Hosp Rev Mt Sinai Med Ctr FL Rfdg (Acquired 9/09/08, Cost $7,285,400) (a)	6.750	11/15/21	—	5,430,762	5,430,762
—	1,385	1,385	Miami Beach, FL Hlth Fac Auth Hosp Rev Mt Sinai Med Ctr, Ser A	6.125	11/15/11	—	1,296,526	1,296,526
—	1,000	1,000	Miami Beach, FL Hlth Fac Auth Hosp Rev Mt Sinai Med Ctr, Ser A	6.700	11/15/19	—	773,550	773,550
—	3,465	3,465	Miami Beach, FL Hlth Fac Auth Hosp Rev Mt Sinai Med Ctr, Ser A	6.800	11/15/31	—	2,210,012	2,210,012
2,500	—	2,500	Miami Beach, FL Hlth Fac Auth Hosp Rev Rfdg Mt Sinai Med Ctr FL (Acquired 04/26/04, Cost $2,411,600) (a)	6.750	11/15/29	1,619,025	—	1,619,025
1,500	—	1,500	Miami Beach, FL Hlth Fac Auth Hosp Rev Rfdg Mt Sinai Med Ctr FL (Acquired 09/09/08, Cost $1,497,000) (a)	6.750	11/15/21	1,115,910	—	1,115,910

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
1,000	6,000	7,000	Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt, Ser A (AGL Insd) (AMT) (b)	5.250	10/01/33	888,020	5,328,120	6,216,140
2,500	2,500	5,000	Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt, Ser A (AGL Insd) (AMT) (b)	5.500	10/01/24	2,444,000	2,444,000	4,888,000
3,000	3,000	6,000	Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt, Ser A (AGL Insd) (AMT) (b)	5.500	10/01/25	2,896,035	2,896,035	5,792,070
4,565	10,645	15,210	Miami-Dade Cnty, FL Bldg Better Cmnty Prog, Ser A (AGL Insd) (b)	5.000	07/01/30	4,471,075	10,425,979	14,897,054
—	5,000	5,000	Miami-Dade Cnty, FL Sch Brd Ctf Partn, Ser B (AGL Insd) (b)	5.250	05/01/26	—	4,895,000	4,895,000
—	10,000	10,000	Miami-Dade Cnty, FL Sch Brd Ctf Partn, Ser B (AGL Insd) (b)	5.250	05/01/27	—	9,715,550	9,715,550
4,530	—	4,530	Midtown Miami, FL Cmnty Dev FL Spl Assmt Rev, Ser A	6.000	05/01/24	3,214,261	—	3,214,261
1,465	4,480	5,945	Midtown Miami, FL Cmnty Dev FL Spl Assmt Rev, Ser A	6.250	05/01/37	930,846	2,846,547	3,777,393
—	6,370	6,370	Midtown Miami, FL Cmnty Dev, Ser B	6.500	05/01/37	—	4,189,740	4,189,740
855	3,820	4,675	Miromar Lakes Cmnty Dev Dist Rfdg, Ser B	7.250	05/01/12	805,478	3,598,746	4,404,224
—	1,575	1,575	Mount Dora, FL Hlth Fac Auth Wtrman Vlg Proj Rfdg, Ser A	5.250	08/15/13	—	1,488,407	1,488,407
—	3,000	3,000	Mount Dora, FL Hlth Fac Auth Wtrman Vlg Proj Rfdg, Ser A	5.750	08/15/18	—	2,527,110	2,527,110
—	3,000	3,000	Mount Dora, FL Hlth Fac Auth Wtrman Vlg Proj Rfdg, Ser A	6.750	08/15/25	—	2,338,680	2,338,680
—	275	275	North Broward, FL Hosp Dist Rev Impt (Prerefunded @ 1/15/11)	6.000	01/15/31	—	299,725	299,725
—	1,168	1,168	North Springs, FL Impt Dist Spl Assmt Rev	7.000	05/01/19	—	1,139,548	1,139,548
—	2,500	2,500	Northern Palm Beach Cnty Impt Dist FL Impt Wtr Ctl & Impt Unit Dev No 16 Rfdg	7.000	08/01/32	—	2,043,125	2,043,125
835	2,150	2,985	Northern Palm Beach Cnty Impt Dist FL Impt Wtr Ctl & Impt Unit Dev No 16 Rfdg	7.500	08/01/24	753,813	1,940,956	2,694,769
—	4,230	4,230	Northern Palm Beach Cnty Impt Dist FL Impt Wtr Ctl & Impt Unit Dev No 2A	6.400	08/01/33	—	3,419,109	3,419,109

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	1,500	1,500	Northern Palm Beach Cnty Impt Dist FL Impt Wtr Ctl & Impt Unit Dev No 43 (Prerefunded @ 8/01/11)	6.125	08/01/31	—	1,688,430	1,688,430
1,675	—	1,675	Oak Creek Cmnty Dev Dist FL Spl Assmt	5.800	05/01/35	1,009,723	—	1,009,723
—	3,915	3,915	Orange Cnty, FL Hlth Fac Auth Hosp Hlthcare, Ser E	6.000	10/01/26	—	3,656,023	3,656,023
—	85	85	Orange Cnty, FL Hlth Fac Auth Hosp Hlthcare, Ser E (Prerefunded @ 10/01/09)	6.000	10/01/26	—	88,177	88,177
500	5,000	5,500	Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran Tower	5.500	07/01/38	288,915	2,889,150	3,178,065
1,000	1,000	2,000	Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist Hlth Sys (Prerefunded @ 11/15/10)	6.375	11/15/20	1,095,760	1,095,760	2,191,520
—	2,000	2,000	Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist Hlth Sys (Prerefunded @ 11/15/10)	6.500	11/15/30	—	2,195,540	2,195,540
2,000	2,000	4,000	Orange Cnty, FL Hlth Fac Auth Rev Westminster Cmnty Care	6.600	04/01/24	1,643,000	1,643,000	3,286,000
—	470	470	Orange Cnty, FL Hlth Fac Auth Westminster Cmnty Care	6.500	04/01/12	—	463,552	463,552
—	2,010	2,010	Orange Cnty, FL Hsg Fin Auth Hsg Alhambra Trace Apt Proj, Ser C	7.000	04/01/28	—	2,077,717	2,077,717
—	3,975	3,975	Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Hsg Governors Manor Apt F-4	7.250	10/01/31	—	3,355,377	3,355,377
—	825	825	Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Hsg Lake Davis Apt Proj F-1	7.250	10/01/31	—	696,399	696,399
—	220	220	Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Hsg Lake Jennie Phase I Proj F-2	7.250	10/01/31	—	185,706	185,706
—	825	825	Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Hsg Lake Jennie Phase II Proj F-3	7.250	10/01/31	—	696,399	696,399
—	340	340	Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Hsg Mellonville Trace Apt F-5	7.250	10/01/31	—	287,001	287,001
—	2,535	2,535	Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Mtg Hands Inc Proj, Ser A (Acquired 6/19/95, 11/24/99, and 3/31/00, Cost $2,550,979) (a)	7.000	10/01/25	—	2,626,615	2,626,615

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	1,350	1,350	Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Mtg Hands Inc Proj, Ser A (Acquired 6/19/95, Cost $1,350,000) (a)	7.000	10/01/15	—	1,407,591	1,407,591
960	960	1,920	Overoaks, FL Cmnty Dev Dist Cap Impt Rev, Ser A	6.125	05/01/35	532,838	532,838	1,065,676
—	9,360	9,360	Palm Beach Cnty, FL Hsg Fin Auth Multi-Family Hsg Lake Delray Apt Proj, Ser A (AMT)	6.400	01/01/31	—	6,845,810	6,845,810
4,865	—	4,865	Palm Coast Pk Cmnty Dev Dist FL Spl Assmt Rev	5.700	05/01/37	2,607,981	—	2,607,981
940	1,780	2,720	Parklands Lee Cmnty Dev Dist FL Spl Assmt, Ser A	5.800	05/01/35	455,214	862,001	1,317,215
—	3,710	3,710	Parklands West Cmnty Dev Dist Spl Assmt, Ser A	6.900	05/01/32	—	2,663,854	2,663,854
—	1,155	1,155	Pentathlon Cmnty Dev Dist Spl Assmt Rev FL	6.700	11/01/23	—	1,069,472	1,069,472
—	1,720	1,720	Pentathlon Cmnty Dev Dist Spl Assmt Rev FL	6.750	11/01/33	—	1,452,334	1,452,334
—	15,050	15,050	Pier Pk, FL Cmnty Dev Dist, Ser 1	7.150	05/01/34	—	11,647,647	11,647,647
—	2,805	2,805	Pine Air Lakes Cmnty Dev Dist FL Spl Assmt Rev	7.250	05/01/33	—	2,517,235	2,517,235
950	2,385	3,335	Pine Island Cmnty Dev Dist FL Spl Assmt	5.750	05/01/35	558,875	1,403,072	1,961,947
—	1,680	1,680	Pine Ridge Plantation Cmnty, Ser A	5.400	05/01/37	—	787,013	787,013
—	7,450	7,450	Pinellas Cnty, FL Ed Fac Auth Clearwater Christian College, Ser A (Acquired 9/05/01, Cost $7,116,776) (a)	7.250	09/01/31	—	5,839,906	5,839,906
3,000	5,680	8,680	Pinellas Cnty, FL Hlth Fac Auth Oaks of Clearwtr Proj	6.250	06/01/34	2,471,970	4,680,263	7,152,233
1,610	5,555	7,165	Poinciana Cmnty Dev Dist FL Spl Assmt, Ser A	7.125	05/01/31	1,403,002	4,840,794	6,243,796
—	890	890	Poinciana West Cmnty Dev Dist	5.875	05/01/22	—	693,150	693,150
—	1,500	1,500	Poinciana West Cmnty Dev Dist FL Spl Assmt Port Saint Lucie, FL Spl	6.000	05/01/37	—	1,038,105	1,038,105
—	6,990	6,990	Assmt Rev Glassman Spl Assmt Dist, Ser C	6.750	07/01/23	—	6,508,739	6,508,739
1,855	2,480	4,335	Reunion East Cmnty Dev Dist FL Spl Assmt	5.800	05/01/36	939,224	1,255,674	2,194,898
1,950	4,880	6,830	Reunion West Cmnty Dev Dist FL Spl Assmt	6.250	05/01/36	953,024	2,385,002	3,338,026
920	3,680	4,600	Saddlebrook, FL Cmnty, Ser A	6.900	05/01/33	792,120	3,168,480	3,960,600

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	5,390	5,390	Saint John’s Cnty, FL Indl Dev Auth First Mtg Rev Presbyterian Ret, Ser A	5.625	08/01/34	—	3,810,838	3,810,838
1,600	6,250	7,850	Saint John’s Cnty, FL Indl Dev Auth Hlthcare Glenmoor Proj, Ser A	5.375	01/01/40	893,520	3,490,313	4,383,833
440	2,070	2,510	Saint John’s Cnty, FL Indl Dev Auth Hlthcare Glenmoor Saint John’s Proj, Ser A (Prerefunded @ 1/01/10)	8.000	01/01/17	470,686	2,214,362	2,685,048
2,550	5,950	8,500	Sarasota Natl Cmnty Dev Dist FL Spl Assmt	5.300	05/01/39	1,320,722	3,081,684	4,402,406
—	2,785	2,785	Sausalito Bay Cmnty Dev Dist FL Spl Assmt	6.200	05/01/35	—	2,180,404	2,180,404
—	5,350	5,350	Seminole Tribe FL Spl Oblig Rev, Ser A (f)	5.500	10/01/24	—	3,891,590	3,891,590
—	2,745	2,745	Seven Oaks, FL Cmnty Dev Dist II Spl Assmt Rev, Ser A	5.875	05/01/35	—	1,403,875	1,403,875
—	4,865	4,865	Seven Oaks, FL Cmnty Dev Dist II Spl Assmt Rev, Ser A	6.400	05/01/34	—	3,923,720	3,923,720
1,860	—	1,860	Silver Palms Cmnty Dev Dist	5.900	05/01/34	1,402,124	—	1,402,124
1,500	3,500	5,000	Six Mile Creek Cmnty Dev Dist FL Cap Impt Rev	5.875	05/01/38	649,440	1,515,360	2,164,800
1,300	—	1,300	South Dade Venture Cmnty Dev	6.125	05/01/34	1,010,802	—	1,010,802
—	4,455	4,455	South Dade Venture Cmnty Dev	6.900	05/01/33	—	3,835,755	3,835,755
—	2,115	2,115	South Lake Cnty Hosp Dist FL South Lake Hosp Inc	6.375	10/01/28	—	1,743,395	1,743,395
—	3,000	3,000	South Lake Cnty Hosp Dist FL South Lake Hosp Inc	6.375	10/01/34	—	2,416,980	2,416,980
1,435	—	1,435	South Vlg Cmnty Dev Dist FL Cap Impt Rev, Ser A	5.700	05/01/35	815,166	—	815,166
1,000	—	1,000	Split Pine Cmnty Dev Dist FL Spl Assmt, Ser A	5.250	05/01/39	541,430	—	541,430
—	1,500	1,500	Sterling Hill Cmnty Dev Dist FL Cap Impt Rev, Ser A	6.200	05/01/35	—	1,174,365	1,174,365
—	2,915	2,915	Stonebrier Cmnty Dev Dist FL	5.500	05/01/37	—	1,594,797	1,594,797
—	4,815	4,815	Stonegate Cmnty Dev Dist FL Spl Assmnt Rev	8.125	05/01/39	—	4,755,824	4,755,824
—	815	815	Stoneybrook West Cmnty Dev, Ser A (Prerefunded @ 5/01/10)	7.000	05/01/32	—	869,475	869,475
2,000	1,705	3,705	Sweetwater Creek Cmnty Dev Dist FL Cap Impt Rev, Ser A	5.500	05/01/38	948,480	808,579	1,757,059

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	11,875	11,875	Tallahassee, FL Hlth Fac Rev Tallahassee Mem Hlthcare Proj	6.375	12/01/30	—	9,791,888	9,791,888
—	1,425	1,425	Tamarac, FL Indl Dev Rev Sun Belt Precision Prods Inc (AMT)	6.500	08/01/17	—	1,130,937	1,130,937
3,300	—	3,300	Tisons Landing Cmnty Dev Dist FL Spl Assmt, Ser A (e)	5.625	05/01/37	1,151,898	—	1,151,898
—	4,160	4,160	Tolomato Cmnty, FL Dev Dist Spl Assmt	6.550	05/01/27	—	1,426,020	1,426,020
4,160	10,040	14,200	Tolomato Cmnty Dev Dist FL Spl Assmt	6.650	05/01/40	2,789,738	6,732,924	9,522,662
1,465	10,720	12,185	Town Ctr at Palm Coast Cmnty Dev Dist FL Cap Impt Rev	6.000	05/01/36	850,227	6,221,459	7,071,686
—	1,105	1,105	Trails at Monterey Cmnty Dev Dist FL Spl Assmt	6.500	05/01/23	—	1,005,793	1,005,793
—	1,715	1,715	Trails at Monterey Cmnty Dev Dist FL Spl Assmt	6.750	05/01/33	—	1,449,861	1,449,861
2,475	2,475	4,950	Treeline Presv Cmnty Dev Dist FL Spl Assmt, Ser A	6.800	05/01/39	1,558,062	1,558,062	3,116,124
3,735	—	3,735	Turnbull Creek Cmnty Dev Dist FL Spl Assmt	5.250	05/01/37	1,936,934	—	1,936,934
1,410	1,415	2,825	Turnbull Creek Cmnty Dev Dist FL Spl Assmt	5.800	05/01/35	861,087	864,141	1,725,228
1,412	2,128	3,540	University Square Cmnty Dev Dist FL Cap Impt Rev (Acquired 10/07/99, Cost $3,540,000) (a)	6.750	05/01/20	1,338,689	2,017,514	3,356,203
—	3,955	3,955	University Square Cmnty Dev Dist FL Cap Impt Rev, Ser A1	5.875	05/01/38	—	2,442,173	2,442,173
—	4,155	4,155	Venetian Isles, FL, Ser A	6.750	05/01/33	—	3,512,637	3,512,637
—	4,540	4,540	Verandah West Cmnty Dev Dist Cap Impt, Ser B	6.625	05/01/33	—	3,779,096	3,779,096
3,135	7,300	10,435	Village Cmnty Dev Dist No 8, FL Spl Assmt Rev	6.375	05/01/38	2,494,363	5,808,245	8,302,608
—	1,850	1,850	Vista Lakes Cmnty Dev Dist FL Cap Impt Rev, Ser A (Prerefunded @ 5/01/12)	6.750	05/01/34	—	2,105,060	2,105,060
—	2,645	2,645	Waterlefe Cmnty Dev Dist FL (c)	8.125	10/01/25	—	52,900	52,900
2,940	6,860	9,800	West Vlg Impt Dist FL Rev	5.500	05/01/38	1,637,698	3,821,294	5,458,992
1,940	1,945	3,885	West Vlgs Impt Dist FL Rev Spl Assmt Unit of Dev No 3	5.500	05/01/37	1,086,866	1,089,667	2,176,533
1,945	—	1,945	Winter Garden Vlg at Fowler Groves Cmnty Dev Dist FL Spl	5.650	05/01/37	1,397,619	—	1,397,619
—	7,825	7,825	World Comm Cmnty Dev Dist, Ser A	6.500	05/01/36	—	3,628,922	3,628,922
875	1,760	2,635	World Comm Cmnty Dev Dist, Ser A1	6.250	05/01/22	453,154	911,486	1,364,640

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
1,630	—	1,630	World Comm Cmnty Dev Dist, Ser A2	6.125	05/01/35	717,722	—	717,722

						139,547,430	480,641,278	620,188,708

			GEORGIA 1.4%
—	5,250	5,250	Americus Sumter Cnty, GA Hosp Auth Rev South GA Methodist Rfdg, Ser A	6.375	05/15/29	—	3,812,970	3,812,970
1,515	170	1,685	Atlanta, GA Tax Alloc Atlantic Sta Proj (Prerefunded @ 12/01/11)	7.750	12/01/14	1,720,297	193,037	1,913,334
—	3,000	3,000	Atlanta, GA Tax Alloc Atlantic Sta Proj (Prerefunded @ 12/01/11)	7.900	12/01/24	—	3,558,180	3,558,180
3,140	—	3,140	Atlanta, GA Tax Alloc Princeton Lakes Proj (Acquired 03/10/06, 04/10/07, 04/11/07, Cost $3,182,509) (a)	5.500	01/01/31	2,073,405	—	2,073,405
2,225	3,385	5,610	Atlanta, GA Urban Residential Fin Auth Multi-Family Rev John Eagan Proj, Ser A (AMT)	6.750	07/01/30	1,607,429	2,445,459	4,052,888
—	1,000	1,000	Brunswick & Glynn Cnty, GA Dev GA PAC Corp Proj Rfdg (AMT)	5.550	03/01/26	—	570,540	570,540
1,000	2,000	3,000	Effingham Cnty, GA Dev Auth Solfort James Proj (AMT)	5.625	07/01/18	675,100	1,350,200	2,025,300
—	3,440	3,440	Fulton Cnty, GA Residential Care Saint Anne’s Ter Proj Rfdg	7.625	12/01/33	—	2,719,114	2,719,114
—	5,450	5,450	Fulton Cnty, GA Residential Care Sr Lien RHA Asstd Living, Ser A	6.900	07/01/19	—	4,146,142	4,146,142
3,500	4,810	8,310	Fulton Cnty, GA Residential Care Sr Lien RHA Asstd Living, Ser A	7.000	07/01/29	2,348,360	3,227,318	5,575,678
—	2,500	2,500	Medical Ctr Hosp Auth GA Rev Spring Hbr Green Isl Proj Rfdg	5.250	07/01/27	—	1,667,725	1,667,725
1,000	—	1,000	Private Colleges & Univ Auth GA Mercer Hsg Corp Proj, Ser A	6.000	06/01/21	854,810	—	854,810
2,930	2,930	5,860	Renaissance on Peachtree Unit Invt Tr Ctf GA Custody Ctfs (c)	6.000	10/01/25	1,885,543	1,885,543	3,771,086
—	1,000	1,000	Richmond Cnty, GA Dev Auth Intl Paper Co Proj Rfdg, Ser A (AMT)	6.000	02/01/25	—	673,000	673,000

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
2,500	5,000	7,500	Rockdale Cnty, GA Dev Auth Solid Waste Disp Visy Paper Inc Proj, Ser A (AMT)	6.125	01/01/34	1,631,850	3,263,700	4,895,550
1,245	—	1,245	Savannah, GA Econ Dev Auth Rev First Mtg Marshes of Skidaway A	6.250	01/01/12	1,161,112	—	1,161,112
2,245	—	2,245	Savannah, GA Econ Dev Auth Rev First Mtg Marshes of Skidaway A	6.850	01/01/19	1,898,305	—	1,898,305
—	920	920	Savannah, GA Econ Dev Auth Rev First Mtg Marshes of Skidway, Ser A	7.400	01/01/24	—	805,294	805,294
—	3,650	3,650	Savannah, GA Econ Dev Auth Rev First Mtg Marshes of Skidway, Ser A	7.400	01/01/34	—	3,022,820	3,022,820
—	20,685	20,685	Tax Exempt Grantor Tr Sr Tier, Ser A (c)	6.000	10/01/25	—	13,783,243	13,783,243

						15,856,211	47,124,285	62,980,496

			HAWAII 0.7%
—	8,500	8,500	Hawaii PAC Hlth Spl Purp Rev, Ser A	5.600	07/01/33	—	6,879,645	6,879,645
—	5,300	5,300	Hawaii St Dept Budget & Fin Spl Purp Rev Kahala Nui Proj, Ser A	7.400	11/15/17	—	5,252,565	5,252,565
—	4,450	4,450	Hawaii St Dept Budget & Fin Spl Purp Rev Kahala Nui Proj, Ser A	7.875	11/15/23	—	4,258,294	4,258,294
2,500	2,500	5,000	Hawaii St Dept Budget & Fin Spl Purp Rev Kahala Nui Proj, Ser A	8.000	11/15/33	2,272,975	2,272,975	4,545,950
—	5,000	5,000	Kuakini, HI Hlth Sys Spl Purp Rev, Ser A	6.300	07/01/22	—	4,445,150	4,445,150
1,725	5,000	6,725	Kuakini, HI Hlth Sys Spl Purp Rev, Ser A	6.375	07/01/32	1,405,392	4,073,600	5,478,992

						3,678,367	27,182,229	30,860,596

			IDAHO 0.1%
2,290	5,350	7,640	Gooding Cnty, ID Indl Dev Corp Solid Waste Disp Rev Intrepid Technology & Res Proj (AMT) (Acquired 11/03/06, Cost $7,646,668) (a)(c)(e)	7.500	11/01/24	125,950	294,250	420,200
2,505	5,850	8,355	Idaho Hlth Fac Auth Rev Vly Vista Care Corp Rfdg (c)	6.125	11/15/37	1,603,876	3,745,579	5,349,455

						1,729,826	4,039,829	5,769,655

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
			ILLINOIS 8.7%
—	4,600	4,600	Annawan, IL Tax Increment Rev Patriot Renewable Fuels LLC Proj (c)	5.625	01/01/18	—	3,328,330	3,328,330
—	3,769	3,769	Antioch Vlg, IL Spl Svc Area No 1 Spl Tax Deercrest Proj (c)	6.625	03/01/33	—	2,388,528	2,388,528
—	5,657	5,657	Antioch Vlg, IL Spl Svc Area No 2 Spl Tax Clublands Proj (c)	6.625	03/01/33	—	3,585,011	3,585,011
—	2,510	2,510	Aurora, IL Tax Increment Rev East River Area Tif No. 6, Ser A	6.750	12/30/27	—	1,987,292	1,987,292
—	4,265	4,265	Aurora, IL Tax Increment Rev River City Tif No. 3, Ser B	6.500	12/30/23	—	3,451,963	3,451,963
4,000	—	4,000	Bolingbrook, IL Sales Tax Rev Bolingbrook	6.250	01/01/24	2,320,400	—	2,320,400
2,000	—	2,000	Bolingbrook, IL Spl Svc Area No 1 Spl Tax Forest City Tax Proj	5.900	03/01/27	1,354,280	—	1,354,280
1,874	3,923	5,797	Bolingbrook, IL Spl Svc Area No 3 Spl Tax Lakewood Ridge Proj (Prerefunded @ 3/01/11)	7.050	03/01/31	2,085,575	4,365,907	6,451,482
910	—	910	Bolingbrook, IL Unrefunded Balance Cap Apprec, Ser B (NATL Insd)	*	01/01/29	272,682	—	272,682
—	4,000	4,000	Bradley, IL Rev Tax Increment Bradley Common	6.100	01/01/27	—	2,976,320	2,976,320
—	70	70	Cary, IL Spl Tax Spl Svc Area No 1 Cambridge, Ser A (l)	7.500	03/01/10	—	73,618	73,618
735	872	1,607	Cary, IL Spl Tax Svc Area No 1 Cambridge, Ser A (Prerefunded @ 3/01/10)	7.625	03/01/30	794,439	942,519	1,736,958
—	10,000	10,000	Chicago, IL Brd Ed Dedicated, Ser B (FSA Insd) (b)	5.000	12/01/25	—	10,120,650	10,120,650
—	13,050	13,050	Chicago, IL Brd Ed Rfdg, Ser C (FSA Insd) (b)	5.000	12/01/32	—	12,871,215	12,871,215
1,730	1,735	3,465	Chicago, IL Increment Alloc Rev Diversey Narragansett Proj	7.460	02/15/26	1,384,346	1,388,347	2,772,693
—	3,070	3,070	Chicago, IL Midway Arpt Rev, Ser B (FSA Insd)	5.000	01/01/21	—	3,122,589	3,122,589
—	2,915	2,915	Chicago, IL Midway Arpt Rev, Ser B (FSA Insd)	5.250	01/01/20	—	3,042,327	3,042,327
—	2,625	2,625	Chicago, IL Midway Arpt Rev, Ser B (FSA Insd)	5.375	01/01/18	—	2,753,467	2,753,467
—	2,765	2,765	Chicago, IL Midway Arpt Rev, Ser B (FSA Insd)	5.375	01/01/19	—	2,900,319	2,900,319

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	155	155	Chicago, IL Neighborhoods Alive (FGIC Insd) (Prerefunded @ 7/01/10)	6.000	01/01/28	—	166,893	166,893
—	14,000	14,000	Chicago, IL O’Hare Intl Arpt Rev, Ser A (FSA Insd) (b)	5.000	01/01/33	—	13,435,450	13,435,450
50	—	50	Chicago, IL Proj Rfdg, Ser A (NATL Insd) (Prerefunded @ 1/01/11)	5.500	01/01/38	54,508	—	54,508
—	4,000	4,000	Chicago, IL Spl Assmt Lake Shore East Proj	6.625	12/01/22	—	3,080,000	3,080,000
—	4,000	4,000	Chicago, IL Spl Assmt Lake Shore East Proj	6.750	12/01/32	—	2,701,240	2,701,240
520	780	1,300	Chicago, IL Tax Increment Alloc Read Dunning, Ser B (ACA Insd)	7.250	01/01/14	519,979	779,969	1,299,948
—	20,000	20,000	Cook County, IL Cap Impt, Ser B (MBIA Insd) (b)	5.000	11/15/29	—	19,796,200	19,796,200
—	4,901	4,901	Cortland, IL Spl Svc Area No 01 Spl Tax Neucort Lakes Proj (Prerefunded @ 3/01/12)	6.875	03/01/32	—	5,722,604	5,722,604
3,439	—	3,439	Cortland, IL Spl Tax Rev Sheaffer Sys Proj (Acquired 05/02/06, Cost $3,439,000) (a)	5.500	03/01/17	2,089,089	—	2,089,089
1,000	—	1,000	Deerfield, IL Ed Fac Chicagoland Jewish High Sch Proj (c)	5.850	05/01/26	742,020	—	742,020
2,000	4,625	6,625	Deerfield, IL Ed Fac Chicagoland Jewish High Sch Proj (c)	6.000	05/01/41	1,345,180	3,110,729	4,455,909
—	2,500	2,500	Gilberts, IL Spl Svc Area No 19 Spl Tax, Ser 1 (c)	5.375	03/01/16	—	1,372,150	1,372,150
1,245	3,000	4,245	Gilberts, IL Spl Svc Area No 9 Spl Tax Big Timber Proj (Prerefunded @ 3/01/11)	7.750	03/01/27	1,424,230	3,431,880	4,856,110
589	—	589	Gilberts, IL Spl Svc Area No 9 Spl Tax Big Timber Proj (l)	7.375	03/01/11	636,591	—	636,591
1,500	2,500	4,000	Godfrey, IL Rev Utd Methodist Vlg, Ser A (c)	5.875	11/15/29	852,210	1,420,350	2,272,560
1,270	2,960	4,230	Hampshire, IL Spl Svc Area No 16 Spl Tax Crown Dev Prairie Ridge Proj, Ser A	6.000	03/01/46	638,950	1,489,206	2,128,156
2,085	4,860	6,945	Hampshire, IL Spl Svc Area No 17 Spl Tax Crown Dev Proj Oakstead, Ser A	6.000	03/01/45	1,049,005	2,445,163	3,494,168
2,730	5,040	7,770	Hampshire, IL Spl Svc Area No 19 Spl Tax Crown Dev Prairie Ridge East, Ser A	6.000	03/01/46	1,373,490	2,535,674	3,909,164
2,700	3,250	5,950	Hoopeston, IL Hosp Cap Impt Rev Hoopeston Cmnty Mem Hosp Impt & Rfdg (c)	6.550	11/15/29	1,875,150	2,257,125	4,132,275

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
1,360	2,390	3,750	Huntley, IL Increment Alloc Rev Huntley Redev Proj, Ser A	8.500	12/01/15	1,359,592	2,389,283	3,748,875
1,500	8,855	10,355	Illinois Dev Fin Auth Pollutn Ctl Rev Rfdg Cent IL, Ser C-1 (h)	5.950	08/15/26	1,263,945	7,461,489	8,725,434
—	575	575	Illinois Fin Auth Rev Bd Antic Nt Greenfields, Ser A (f)	*	02/15/12	—	549,528	549,528
—	1,500	1,500	Illinois Fin Auth Rev Bd Antic Nt Tallgrass (c) (f)	*	02/15/12	—	1,406,700	1,406,700
2,000	3,575	5,575	Illinois Fin Auth Rev Christian Homes Inc Rfdg, Ser A	5.750	05/15/26	1,384,920	2,475,544	3,860,464
—	2,825	2,825	Illinois Fin Auth Rev Christian Homes Inc Rfdg, Ser A	5.750	05/15/31	—	1,827,605	1,827,605
8,000	10,000	18,000	Illinois Fin Auth Rev Clare at Wtr Tower Proj, Ser A	6.125	05/15/38	3,944,400	4,930,500	8,874,900
4,500	10,450	14,950	Illinois Fin Auth Rev Clare Oaks Proj, Ser A	6.000	11/15/39	2,661,255	6,180,025	8,841,280
—	2,000	2,000	Illinois Fin Auth Rev Clare Wtr Tower Proj, Ser A	6.000	05/15/25	—	1,150,100	1,150,100
1,205	1,500	2,705	Illinois Fin Auth Rev Cmnty Fac Clinic Altgeld Proj	8.000	11/15/16	1,101,322	1,370,940	2,472,262
11,790	27,500	39,290	Illinois Fin Auth Rev Elmhurst Mem, Ser A	5.625	01/01/37	8,469,229	19,754,350	28,223,579
—	4,500	4,500	Illinois Fin Auth Rev Fairview Oblig Grp Rfdg, Ser A	6.250	08/15/40	—	2,909,925	2,909,925
—	3,500	3,500	Illinois Fin Auth Rev Franciscan Cmnty Inc	5.500	05/15/37	—	1,939,035	1,939,035
—	3,000	3,000	Illinois Fin Auth Rev Franciscan Cmnty Inc, Ser A	5.500	05/15/27	—	1,875,540	1,875,540
—	2,500	2,500	Illinois Fin Auth Rev Franciscan Cmnty Saint Joseph, Ser A	6.000	05/15/34	—	1,541,925	1,541,925
1,000	—	1,000	Illinois Fin Auth Rev Friendship Vlg Schaumburg A	5.375	02/15/25	645,780	—	645,780
—	2,670	2,670	Illinois Fin Auth Rev Kewanee Hosp Proj	5.000	08/15/26	—	1,645,227	1,645,227
3,000	6,750	9,750	Illinois Fin Auth Rev Landing at Plymouth Pl Proj, Ser A	6.000	05/15/37	1,885,290	4,241,902	6,127,192
3,000	—	3,000	Illinois Fin Auth Rev Luther Oaks Proj, Ser A	6.000	08/15/26	2,090,430	—	2,090,430
2,000	5,000	7,000	Illinois Fin Auth Rev Luther Oaks Proj, Ser A	6.000	08/15/39	1,245,440	3,113,600	4,359,040
1,000	—	1,000	Illinois Fin Auth Rev Montgomery Place Proj	5.500	05/15/26	663,200	—	663,200
2,580	6,020	8,600	Illinois Fin Auth Rev Montgomery Place Proj, Ser A	5.750	05/15/38	1,552,644	3,622,836	5,175,480

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
600	1,400	2,000	Illinois Fin Auth Rev Norwegian Amern Hosp Inc (c)	7.625	09/15/28	485,076	1,131,844	1,616,920
900	2,100	3,000	Illinois Fin Auth Rev Norwegian Amern Hosp Inc (c)	7.750	09/15/38	692,631	1,616,139	2,308,770
2,500	—	2,500	Illinois Fin Auth Rev Rfdg Fairview Oblig Group, Ser A	6.250	08/15/35	1,640,975	—	1,640,975
—	10,000	10,000	Illinois Fin Auth Rev Sherman Hlth Sys, Ser 2007-A	5.500	08/01/37	—	6,549,800	6,549,800
—	2,365	2,365	Illinois Hlth Fac Auth Rev Chestnut Square at Glen Proj, Ser A	6.625	08/15/24	—	1,874,523	1,874,523
—	3,255	3,255	Illinois Hlth Fac Auth Rev Chestnut Square at Glen Proj, Ser A	7.000	08/15/29	—	2,714,312	2,714,312
—	1,250	1,250	Illinois Hlth Fac Auth Rev Covenant Retirement Cmnty	5.875	12/01/31	—	907,150	907,150
—	5,000	5,000	Illinois Hlth Fac Auth Rev Covenant Retirement Cmnty, Ser B	6.125	12/01/28	—	3,931,600	3,931,600
650	—	650	Illinois Hlth Fac Auth Rev Loyola Univ Hlth Sys, Ser A (Prerefunded @ 7/01/11)	6.000	07/01/21	709,683	—	709,683
250	750	1,000	Illinois Hlth Fac Auth Rev Rfdg, Ser A	6.200	08/15/23	185,167	555,503	740,670
1,125	3,375	4,500	Illinois Hlth Fac Auth Rev Rfdg, Ser A	6.400	08/15/33	760,275	2,280,825	3,041,100
400	—	400	Illinois Hlth Fac Auth Rev Silver Cross	5.500	08/15/19	391,172	—	391,172
—	2,650	2,650	Illinois Hlth Fac Auth Rev, Ser A	7.000	11/15/32	—	1,951,593	1,951,593
—	6,750	6,750	Illinois Hlth Fac Auth Rev St Benedict, Ser 2003A (c) (e)	6.900	11/15/33	—	2,991,600	2,991,600
—	6,192	6,192	Illinois St Real Estate Lease Ctf (ACA Insd) (Acquired 7/01/98, Cost $7,107,785) (a)	8.800	06/15/18	—	6,200,364	6,200,364
8,700	20,300	29,000	Illinois St Toll Hwy Auth Rev, Ser B (b)	5.500	01/01/33	8,899,317	20,765,073	29,664,390
80	—	80	Lake, Cook, Kane & McHenry Cntys, IL Cmnty Unit Sch Dist No 22 (NATL Insd)	5.750	12/01/19	84,401	—	84,401
—	1,825	1,825	Lincolnshire, IL Spl Svc Area Sedgebrook Proj	6.250	03/01/34	—	1,145,425	1,145,425
—	1,395	1,395	Loves Pk, IL Rev Hoosier Care Proj, Ser A (c)	7.125	06/01/34	—	1,027,780	1,027,780
2,161	2,176	4,337	Manhattan, IL No 04 -1 Brookstone Springs Proj	6.100	03/01/35	1,320,954	1,330,124	2,651,078

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	3,867	3,867	Minooka, IL Spl Assmt Impt Lakewood Trails Proj	6.625	03/01/33	—	2,691,857	2,691,857
974	4,723	5,697	Minooka, IL Spl Assmt Impt Lakewood Trails Unit 2 Proj	6.375	03/01/34	652,823	3,165,591	3,818,414
—	2,862	2,862	Minooka, IL Spl Assmt Impt Praire Ridge Proj	6.875	03/01/33	—	1,498,457	1,498,457
1,170	2,106	3,276	Montgomery, IL Spl Assmt Impt Lakewood Creek Proj (Prerefunded @ 3/01/11)	7.750	03/01/30	1,297,507	2,335,512	3,633,019
2,966	2,967	5,933	Pingree Grove, IL Spl Svc Area No 2 Spl Tax Cambridge Lakes Proj, Ser 05-2	6.000	03/01/35	1,674,159	1,674,723	3,348,882
2,231	2,231	4,462	Pingree Grove, IL Spl Svc Area No 7 Spl Tax Cambridge Lakes Proj, Ser 06-1	6.000	03/01/36	1,252,930	1,252,930	2,505,860
1,600	3,685	5,285	Pingree Grove Vlg, IL Rev Cambridge Lakes Learning Ctr	6.000	06/01/36	1,055,984	2,432,063	3,488,047
1,945	2,258	4,203	Plano, IL Spl Svc Area No 1 Lakewood Springs Proj, Ser A	6.200	03/01/34	1,312,564	1,523,789	2,836,353
1,815	3,800	5,615	Plano, IL Spl Svc Area No 6 Spl Tax Lakewood Springs Club Proj	5.800	03/01/37	950,806	1,990,668	2,941,474
1,370	—	1,370	Quad Cities Reg Econ Dev Auth IL Multi-Family Hsg Heritage Woods Moline Slf Proj (AMT)	6.000	12/01/41	876,827	—	876,827
2,095	—	2,095	Regional Tran Auth IL, Ser B (AMBAC Insd)	8.000	06/01/17	2,725,658	—	2,725,658
—	4,968	4,968	Round Lake, IL Lakewood Grove Spl Svc Area No 4 Spl Tax (Prerefunded @ 3/01/13)	6.750	03/01/33	—	5,823,341	5,823,341
—	3,654	3,654	Round Lake, IL Rev (Prerefunded @ 3/01/13)	6.700	03/01/33	—	4,276,349	4,276,349
—	3,130	3,130	Saint Charles, IL Spl Svc Area No 21	6.625	03/01/28	—	2,358,236	2,358,236
905	—	905	Sterling, IL Rev Hoosier Care Proj, Ser A (c)	7.125	06/01/34	666,768	—	666,768
4,000	—	4,000	Upper IL Riv Vy Dev Auth Multi-Family Hsg Rev Living Springs Mchenry Slf Proj (AMT)	6.100	12/01/41	2,599,640	—	2,599,640
1,921		1,921	Volo Vlg, IL Spl Svc Area No 3 Symphony Meadows Proj, Ser 1	6.000	03/01/36	1,098,044	1,098,044	2,196,088
—	2,295	2,295	Western, IL Econ Dev Auth Hosp Rev Carthage Mem Hosp Proj, Ser B	7.000	06/01/33	—	1,726,414	1,726,414
—	4,700	4,700	Western, IL Econ Dev Auth Hosp Rev Carthage Mem Hosp Proj, Ser B	7.050	06/01/37	—	3,423,198	3,423,198

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
3,135	6,200	9,335	Wheeling, IL Tax Increment Rev N Milwaukee/Lake Cook TIF Proj	6.000	01/01/25	2,373,258	4,693,524	7,066,782
2,500	—	2,500	Will-Kankakee Regl Dev Auth IL Multi-Family Hsg Rev Sr Estates Supportive Living (AMT)	7.000	12/01/42	1,833,275	—	1,833,275
1,405	2,000	3,405	Yorkville, IL Utd City Business Dist Rev Storm Wtr Impt Proj (c)	6.000	01/01/26	606,637	863,540	1,470,177
385	—	385	Yorkville, IL Utd City Business Dist Rev Storm Wtr Impt Proj (c)	6.000	01/01/27	163,575	—	163,575
—	2,019	2,019	Yorkville, IL Utd City Spl Svc Area Spl Tax No 2003-100 Raintree Vlg Proj (Acquired 9/05/03, Cost $2,019,000)	6.875	03/01/33	—	1,451,075	1,451,075
—	2,728	2,728	Yorkville, IL Utd City Spl Svc Area Spl Tax No 2003-101 Windett Ridge Proj (Acquired 9/03/03, Cost $2,728,000) (a) (c)	6.875	03/01/33	—	1,786,076	1,786,076
5,597	—	5,597	Yorkville, IL Utd City Spl Svc Area Spl Tax No 2004-107 Raintree Vlg IL Proj	6.250	03/01/35	3,670,345	—	3,670,345
1,550	2,900	4,450	Yorkville, IL Utd City Spl Svc Area Spl Tax No 2006-113 Cannonball/Beecher	5.750	03/01/28	834,070	1,560,519	2,394,589
1,891	2,268	4,159	Yorkville, IL Utd City Spl Svc Area Spl Tax No 4 104 MPI Grade Res Proj	6.375	03/01/34	1,152,451	1,382,210	2,534,661
—	3,384	3,384	Yorkville, IL Utd City Spl Svc No 2005-108 Autumn Creek Proj	6.000	03/01/36	—	1,934,294	1,934,294

						91,046,543	301,345,154	392,391,697

			INDIANA 1.1%
—	1,500	1,500	Anderson, IN Econ Dev Rev Anderson Univ Proj (Prerefunded @ 10/01/11)	6.375	10/01/26	—	1,682,115	1,682,115
—	880	880	Delaware Cnty, IN Redev Dist Tax Increment Rev	6.875	02/01/18	—	880,035	880,035
—	6,100	6,100	Indiana Hlth & Ed Fac Fin Auth Hosp Rev Cmnty Fndtn Northwest IN	5.500	03/01/37	—	4,626,972	4,626,972
—	1,500	1,500	Indiana Hlth Fac Fin Auth H Cmnty Fndtn Northwest IN, Ser A	6.250	03/01/25	—	1,378,800	1,378,800

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	1,000	1,000	Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Fndtn Northwest IN, Ser A	5.375	03/01/19	—	927,960	927,960
5,500	2,535	8,035	Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Fndtn Northwest IN, Ser A	6.000	03/01/34	4,577,925	2,110,007	6,687,932
—	3,435	3,435	Indiana Hlth Fac Fin Auth Rev Franciscan Cmnty Rfdg, Ser A	6.400	05/15/24	—	2,526,237	2,526,237
1,820	2,275	4,095	Indiana Hlth Fac Fin Auth Rev Hoosier Care Proj, Ser A (c)	7.125	06/01/34	1,340,903	1,676,129	3,017,032
3,300	7,650	10,950	Indianapolis, IN Arpt Auth Rev Spl Fac Fed Ex Corp Proj Rfdg (AMT)	5.100	01/15/17	2,914,428	6,756,174	9,670,602
—	3,000	3,000	North Manchester, IN Rev Peabody Retirement Cmnty Proj, Ser A	7.250	07/01/33	—	2,224,080	2,224,080
1,759	1,943	3,702	Portage, IN Spl Impt Dist Rev Marina Shores Proj (c)	6.375	03/01/35	971,549	1,073,177	2,044,726
—	175	175	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (c)	*	12/30/10	—	153,354	153,354
—	135	135	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (c)	*	12/30/11	—	109,539	109,539
—	130	130	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (c)	*	12/30/12	—	97,691	97,691
—	130	130	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (c)	*	12/30/13	—	90,462	90,462
—	125	125	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (c)	*	12/30/14	—	80,568	80,568
—	125	125	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (c)	*	12/30/15	—	74,616	74,616
—	125	125	Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B (c)	*	12/30/16	—	69,109	69,109
—	905	905	Valparaiso, IN Econ Dev Rev First Mtg Whispering Pines Ctr	7.750	01/01/12	—	905,036	905,036
—	2,045	2,045	Valparaiso, IN Econ Dev Rev First Mtg Whispering Pines Ctr	8.000	01/01/17	—	1,930,562	1,930,562
—	4,000	4,000	Vigo Cnty, IN Hosp Auth Rev Un Hosp Inc (f)	5.700	09/01/37	—	2,600,240	2,600,240

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
4,000	4,780	8,780	Vigo Cnty, IN Hosp Auth Rev Un Hosp Inc (f)	5.700	09/01/37	2,600,240	3,008,054	5,608,294
2,000	—	2,000	Vigo Cnty, IN Hosp Auth Rev Un Hosp Inc (f)	5.750	09/01/42	1,258,600	—	1,258,600
500	1,150	1,650	Vigo Cnty, IN Hosp Auth Rev Un Hosp Inc (f)	5.800	09/01/47	312,900	719,670	1,032,570
—	2,055	2,055	Whiting, IN Redev Dist Tax Increment Rev Std Ave Proj (c)	5.350	01/15/27	—	1,402,928	1,402,928

						13,976,545	37,103,515	51,080,060

			IOWA 1.0%
600	1,400	2,000	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000	06/01/28	543,882	1,269,058	1,812,940
1,500	3,500	5,000	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000	06/01/39	1,294,935	3,021,515	4,316,450
1,650	3,850	5,500	Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000	06/01/43	1,414,957	3,301,567	4,716,524
—	2,515	2,515	Black Hawk Cnty, IA Hlthcare Fac Rev Westn Home Proj, Ser B	6.625	05/01/33	—	1,772,547	1,772,547
—	1,000	1,000	Bremer Cnty, IA Hlthcare & Residential Fac Rev Proj Rfdg (Prerefunded @ 11/15/09)	7.250	11/15/29	—	1,050,180	1,050,180
3,635	—	3,635	Des Moines Iowa Multi-family Hsg Rev Rfdg Luther Pk Apts Inc, Ser A (Acquired 04/05/07, Cost $3,635,000) (a)	5.300	12/01/36	2,175,075	—	2,175,075
—	2,245	2,245	Des Moines, IA Sr Hsg Rev Luther Pk Apts Inc Proj	6.250	12/01/34	—	1,486,976	1,486,976
2,000	—	2,000	Estherville, IA Hosp Rev Avera Holy Family Proj	6.250	07/01/26	2,017,260	—	2,017,260
355	—	355	Evansdale, IA Hlthcare Westn Home Proj	6.000	11/01/26	246,867	—	246,867
—	615	615	Evansdale, IA Hlthcare Westn Home Proj	6.000	11/01/39	—	384,689	384,689
3,205	—	3,205	Evansdale, IA Hlthcare Westn Home Proj, Ser A	6.000	11/01/26	2,228,757	—	2,228,757
—	5,600	5,600	Evansdale, IA Hlthcare Westn Home Proj, Ser A	6.000	11/01/39	—	3,502,856	3,502,856
—	1,930	1,930	Iowa Fin Auth Hlthcare Fac Madrid Home Proj Rev	5.800	11/15/29	—	1,265,655	1,265,655
—	2,750	2,750	Iowa Fin Auth Hlthcare Fac Madrid Home Proj Rev	5.900	11/15/37	—	1,695,458	1,695,458

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
500	—	500	Iowa Fin Auth Retirement Cmnty Friendship Haven Proj, Ser A	5.750	11/15/19	398,720	—	398,720
500	—	500	Iowa Fin Auth Retirement Cmnty Friendship Haven Proj, Ser A	6.000	11/15/24	371,185	—	371,185
350	—	350	Iowa Fin Auth Sr Hsg Rev Rfdg Bethany Life Cmnty Proj A	5.450	11/01/26	226,622	—	226,622
1,000	—	1,000	Iowa Fin Auth Sr Hsg Rev Rfdg Bethany Life Cmnty Proj A	5.550	11/01/41	563,840	—	563,840
1,900	—	1,900	Iowa Fin Auth Sr Living Fac Rev Deerfield Ret Cmnty Inc, Ser A	5.500	11/15/37	1,095,445	—	1,095,445
2,300	5,500	7,800	Jefferson Cnty, IA Hosp Rev Jefferson Cnty Hosp Proj, Ser C	5.950	08/01/37	1,439,156	3,441,460	4,880,616
1,000	1,500	2,500	Polk Cnty, IA Hlthcare Fac Rev Luther Pk Hlth Ctr Inc Proj	6.150	10/01/36	645,760	968,640	1,614,400
—	3,480	3,480	Polk Cnty, IA Hlthcare Fac Rev Luther Pk Hlth Ctr Inc, Ser C	6.000	04/01/37	—	2,197,376	2,197,376
—	4,970	4,970	Polk Cnty, IA Hlthcare Fac Rev Lutheran Pk Hlth Ctr Rfdg, Ser A	5.300	04/01/37	—	2,772,664	2,772,664
2,000	—	2,000	Pottawattamie Cnty Iowa Rev Rfdg Christian Homes Inc, Ser E	5.750	05/15/31	1,293,880	—	1,293,880
—	1,250	1,250	Scott Cnty, IA Rev Ridgecrest Vlg Rfdg	5.625	11/15/18	—	1,016,500	1,016,500

						15,956,341	29,147,141	45,103,482

			KANSAS 0.3%
—	1,500	1,500	Manhattan, KS Hlthcare Fac Rev Meadowlark Hills Retirement, Ser B	5.125	05/15/42	—	944,865	944,865
—	1,000	1,000	Olathe, KS Sr Living Fac Rev Catholic Care Campus Inc, Ser A	6.000	11/15/26	—	730,560	730,560
			Olathe, KS Sr Living Fac Rev Catholic Care Campus
1,000	4,500	5,500	Inc, Ser A	6.000	11/15/38	650,570	2,927,565	3,578,135
1,500	3,000	4,500	Overland Pk, KS Dev Corp Rev First Tier Overland Pk, Ser A (Prerefunded @ 1/01/11)	7.375	01/01/32	1,651,740	3,303,480	4,955,220

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
1,570	—	1,570	Overland Pk, KS Trans Dev Dist Spl Assmt Grass Creek Proj	5.125	09/01/28	1,019,385	—	1,019,385

						3,321,695	7,906,470	11,228,165

			LOUISIANA 1.2%
—	3,000	3,000	Colonial Pinnacle Cmnty Dev Dist	7.000	05/01/37	—	1,878,960	1,878,960
3,548	11,166	14,714	Lakeshore Vlg Master Cmnty Dev Dist LA Spl Assmt	5.250	07/01/17	2,709,253	8,526,358	11,235,611
—	3,125	3,125	Louisiana Loc Govt Environment Fac Cmnty Dev Auth Rev Eunice Student Hsg Fndtn Proj (c)	7.375	09/01/33	—	2,040,062	2,040,062
—	3,852	3,852	Louisiana Loc Govt Environment Fac Cmnty Dev Auth Rev Hlthcare Saint James Pl Rfdg, Ser A (Prerefunded @ 11/01/09)	7.000	11/01/25	—	4,074,800	4,074,800
—	955	955	Louisiana Loc Govt Environment Fac Sr Air Cargo (AMT)	6.650	01/01/25	—	751,661	751,661
5,850	13,650	19,500	Louisiana Pub Fac Auth Hosp Rev Rfdg Lake Charles Mem Hosp (f)	6.375	12/01/34	3,930,673	9,171,571	13,102,244
1,500	1,000	2,500	Louisiana Pub Fac Auth Rev Progressive Hlthcare (c)	6.375	10/01/20	1,149,705	766,470	1,916,175
1,000	1,000	2,000	Louisiana Pub Fac Auth Rev Progressive Hlthcare (c)	6.375	10/01/28	699,740	699,740	1,399,480
—	3,000	3,000	Louisiana St Hlth Ed Auth Lambeth House Proj Rfdg, Ser A	6.200	01/01/28	—	2,218,740	2,218,740
2,534	—	2,534	Louisiana St Univ & Agric & Mechanical College Univ Rev Master Agreement (Acquired 11/30/98, Cost $2,534,303) (a) (c)	5.750	10/30/18	2,156,692	—	2,156,692
—	3,000	3,000	New Orleans, LA Aviation Brd Rev Rfdg Restructuring Garbs, Ser A-2 (AGL Insd)	6.000	01/01/23	—	3,039,420	3,039,420
3,525	8,125	11,650	Saint John Baptist Parish LA Rev Marathon Oil Corp, Ser A	5.125	06/01/37	2,469,404	5,691,888	8,161,292
—	2,000	2,000	Saint Tammany, LA Pub Trust Fin Auth Rev Christwood Proj Rfdg	5.700	11/15/28	—	1,317,200	1,317,200

						13,115,467	40,176,870	53,292,337

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
			MARYLAND 2.3%
—	1,841	1,841	Anne Arundel Cnty, MD Spl Tax Farmington Vlg Proj, Ser A	6.250	06/01/25	—	1,387,672	1,387,672
3,000	7,000	10,000	Baltimore, MD Spl Oblig, Ser A	7.000	09/01/38	2,223,930	5,189,170	7,413,100
4,700	13,600	18,300	Brunswick, MD Spl Oblg Brunswick Crossing Spl Taxing	5.500	07/01/36	2,678,812	7,751,456	10,430,268
—	1,500	1,500	Frederick Cnty, MD Spl Oblig Urbana Cmnty Dev Auth	6.625	07/01/25	—	1,138,860	1,138,860
4,000	6,000	10,000	Frederick Cnty, MD Spl Oblig Urbana Cmnty Dev Auth, Ser A	5.950	07/01/30	2,549,640	3,824,460	6,374,100
967	—	967	Frederick Cnty, MD Spl Oblig Urbana Cmnty Dev Auth, Ser B	6.250	07/01/30	629,507	—	629,507
—	685	685	Maryland St Cmnty Dev Admin Residential, Ser B (AMT)	5.450	09/01/32	—	651,942	651,942
—	6,575	6,575	Maryland St Econ Dev Corp Air Cargo BW II LLC Rfdg (AMT)	6.500	07/01/24	—	5,034,214	5,034,214
—	1,440	1,440	Maryland St Econ Dev Corp Air Cargo BW II LLC Rfdg (AMT)	7.340	07/01/24	—	1,159,834	1,159,834
1,140	2,850	3,990	Maryland St Econ Dev Corp MD Golf Course Sys (Prerefunded @ 6/01/11)	8.250	06/01/28	1,309,814	3,274,536	4,584,350
—	5,000	5,000	Maryland St Econ Dev Corp Rev Sr Lien Chesapeake Bay Rfdg, Ser A	5.000	12/01/31	—	2,541,350	2,541,350
1,500	—	1,500	Maryland St Econ Dev Corp Sr Lien Proj Chesapeake Bay, Ser B	5.250	12/01/31	789,750	—	789,750
—	2,000	2,000	Maryland St Hlth & Higher Ed Collington Episcopal (Prerefunded @ 4/01/11)	6.750	04/01/23	—	2,238,880	2,238,880
1,155	3,320	4,475	Maryland St Hlth & Higher Ed Fac Auth Rev King Farm Presbyterian Cmnty, Ser A	5.250	01/01/27	676,495	1,944,557	2,621,052
1,750	1,300	3,050	Maryland St Hlth & Higher Ed Fac Auth Rev	5.300	01/01/37	918,628	682,409	1,601,037
—	20,845	20,845	Maryland St Hlth & Higher Ed Fac Auth Rev Medstar Hlth (BHAC Insd) (b)	5.250	05/15/46	—	20,785,488	20,785,488

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	6,500	6,500	Maryland St Hlth & Higher Ed Fac Auth Rev Mercy Med Ctr, Ser A	5.500	07/01/42	—	5,154,500	5,154,500
5,255	11,495	16,750	Maryland St Hlth & Higher Ed Fac Auth Rev Washington Cnty Hosp	6.000	01/01/43	4,035,998	8,828,505	12,864,503
1,500	—	1,500	Maryland St Hlth & Higher Edl Fac Auth Rev Washington Christian Academy	5.500	07/01/38	769,635	—	769,635
3,000	3,730	6,730	Montgomery Cnty, MD Econ Dev Editorial Proj In Ed, Ser A (Acquired 09/28/98, Cost $6,730,000) (a) (c)	6.400	09/01/28	1,829,580	2,274,778	4,104,358
—	1,320	1,320	Montgomery Cnty, MD Spl Oblig West Germantown Dev Dist, Ser B	6.700	07/01/27	—	1,005,814	1,005,814
—	4,000	4,000	Prince Georges Cnty, MD Spl Oblig Woodview Vlg Phase II Subdist (Prerefunded @ 7/01/12)	7.000	07/01/32	—	4,652,800	4,652,800
—	4,000	4,000	Salisbury, MD Spl Oblig Vlg At Aydelotte Farm Proj	5.250	01/01/37	—	2,117,240	2,117,240
1,000	1,000	2,000	Westminster, MD Econ Dev Carroll Lutheran Vlg, Ser A	6.000	05/01/24	733,520	733,520	1,467,040
1,500	1,500	3,000	Westminster, MD Econ Dev Carroll Lutheran Vlg, Ser A	6.250	05/01/34	1,001,265	1,001,265	2,002,530

						20,146,574	83,373,250	103,519,824

			MASSACHUSETTS 3.2%
—	1,620	1,620	Boston, MA Indl Dev Fin Auth First Mtg Springhouse Inc Rfdg	5.875	07/01/18	—	1,363,781	1,363,781
—	4,750	4,750	Boston, MA Indl Dev Fin Auth First Mtg Springhouse Inc Rfdg	6.000	07/01/28	—	3,246,862	3,246,862
—	1,500	1,500	Massachusetts St Dev Fin Agy Briarwood, Ser B (Prerefunded @ 12/01/10)	8.000	12/01/18	—	1,685,910	1,685,910
1,000	2,500	3,500	Massachusetts St Dev Fin Agy Briarwood, Ser B (Prerefunded @ 12/01/10)	8.000	12/01/22	1,123,940	2,809,850	3,933,790
—	5,910	5,910	Massachusetts St Dev Fin Agy Criterion Child Enrichment (c)	6.750	01/01/34	—	4,194,209	4,194,209

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	770	770	Massachusetts St Dev Fin Agy Dimock Cmnty Hlth Ctr (c)	6.250	12/01/13	—	702,071	702,071
—	7,565	7,565	Massachusetts St Dev Fin Agy Dimock Cmnty Hlth Ctr (c)	6.750	12/01/33	—	5,504,445	5,504,445
—	2,000	2,000	Massachusetts St Dev Fin Agy First Mtg Loomis Cmnty Proj, Ser A	6.900	03/01/32	—	1,676,580	1,676,580
—	850	850	Massachusetts St Dev Fin Agy First Mtg Overlook Cmnty, Ser A	6.125	07/01/24	—	618,222	618,222
—	2,115	2,115	Massachusetts St Dev Fin Agy Lexington Montessori Sch Issue (Acquired 7/30/99, Cost $2,115,000) (a) (c)	6.625	08/01/29	—	1,538,514	1,538,514
—	595	595	Massachusetts St Dev Fin Agy MCHSP Human Svc Providers, Ser A	6.750	07/01/18	—	521,678	521,678
—	220	220	Massachusetts St Dev Fin Agy MCHSP Human Svc Providers, Ser A (l)	7.500	07/01/10	—	230,140	230,140
—	5,865	5,865	Massachusetts St Dev Fin Agy Regis College	5.500	10/01/28	—	3,794,127	3,794,127
—	710	710	Massachusetts St Dev Fin Agy Rev Boston Architectural Ctr (ACA Insd)	6.100	09/01/18	—	623,799	623,799
—	1,445	1,445	Massachusetts St Dev Fin Agy Rev Boston Architectural Ctr (ACA Insd)	6.250	09/01/28	—	1,086,972	1,086,972
—	1,685	1,685	Massachusetts St Dev Fin Agy Rev Developmental Disabilities Inc (Prerefunded @ 6/01/13)	6.750	06/01/20	—	1,925,736	1,925,736
250	—	250	Massachusetts St Dev Fin Agy Rev Evergreen Ctr Inc	5.000	01/01/24	174,647	—	174,647
500	—	500	Massachusetts St Dev Fin Agy Rev Evergreen Ctr Inc	5.500	01/01/35	332,290	—	332,290
—	4,620	4,620	Massachusetts St Dev Fin Agy Rev First Mtg Overlook Cmnty, Ser A	6.250	07/01/34	—	3,050,632	3,050,632
—	1,500	1,500	Massachusetts St Dev Fin Agy Rev Hampshire College	5.700	10/01/34	—	1,108,515	1,108,515
1,820	4,500	6,320	Massachusetts St Dev Fin Agy Rev Hillcrest Ed Ctr Inc (c)	6.375	07/01/29	1,314,277	3,249,585	4,563,862

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
2,815	4,700	7,515	Massachusetts St Dev Fin Agy Rev Hlthcare Fac Alliance, Ser A	7.100	07/01/32	2,150,575	3,590,659	5,741,234
—	1,375	1,375	Massachusetts St Dev Fin Agy Rev Linden Ponds Inc Fac, Ser A	5.750	11/15/42	—	756,003	756,003
1,000	1,025	2,025	Massachusetts St Dev Fin Agy Rev MCHSP Human Svc Providers, Ser A (Prerefunded @ 7/01/10)	8.000	07/01/20	1,097,720	1,125,163	2,222,883
—	2,305	2,305	Massachusetts St Dev Fin Agy Rev MCHSP Human Svc Providers, Ser C	7.750	07/01/30	—	2,482,992	2,482,992
3,440	4,755	8,195	Massachusetts St Dev Fin Agy Rev New England Ctr for Children	6.000	11/01/19	2,757,745	3,811,941	6,569,686
4,875	6,825	11,700	Massachusetts St Dev Fin Agy Rev Rfdg First Mtg Reeds Accd Invt (c)	5.750	10/01/31	2,536,950	3,551,730	6,088,680
—	2,870	2,870	Massachusetts St Dev Fin Agy Rev Whitney Academy Issue	7.500	09/01/30	—	2,311,928	2,311,928
—	720	720	Massachusetts St Hlth & Ed Baystate Fac Auth Rev Med Ctr, Ser F	5.500	07/01/22	—	708,307	708,307
—	2,500	2,500	Massachusetts St Hlth & Ed Caritas Christi Oblig Grp, Ser A	5.750	07/01/28	—	1,891,100	1,891,100
—	9,845	9,845	Massachusetts St Hlth & Ed Caritas Christi Oblig Grp, Ser B	6.250	07/01/22	—	8,362,441	8,362,441
—	5,000	5,000	Massachusetts St Hlth & Ed Fac Auth Rev Caritas Christi Oblig Grp, Ser B	6.750	07/01/16	—	4,748,300	4,748,300
—	9,730	9,730	Massachusetts St Hlth & Ed Fac Auth Rev Christopher House Rfdg, Ser A (c)	6.875	01/01/29	—	7,630,461	7,630,461
—	2,900	2,900	Massachusetts St Hlth & Ed Fac Auth Rev Civic Invt, Ser B (Prerefunded @ 12/15/12)	9.150	12/15/23	—	3,711,130	3,711,130
—	3,610	3,610	Massachusetts St Hlth & Ed Fac Auth Rev Jordan Hosp, Ser D	5.250	10/01/23	—	2,443,429	2,443,429
—	1,465	1,465	Massachusetts St Hlth & Ed Fac Auth Rev Jordan Hosp, Ser D	5.375	10/01/28	—	915,874	915,874
—	6,750	6,750	Massachusetts St Hlth & Ed Fac Auth Rev Jordan Hosp, Ser E	6.750	10/01/33	—	4,848,390	4,848,390

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	7,490	7,490	Massachusetts St Hlth & Ed Fac Auth Rev Lasell College, Ser A	5.625	07/01/29	—	5,021,371	5,021,371
780	2,552	3,332	Massachusetts St Hlth & Ed Fac Auth Rev Nichols College Issue, Ser C	6.000	10/01/17	684,450	2,239,380	2,923,830
—	4,400	4,400	Massachusetts St Hlth & Ed Fac Auth Rev Nichols College Issue, Ser C	6.125	10/01/29	—	3,340,260	3,340,260
1,000	1,000	2,000	Massachusetts St Hlth & Ed Fac Auth Rev Northn Berkshire Hlth, Ser B	6.250	07/01/24	745,000	745,000	1,490,000
—	3,005	3,005	Massachusetts St Hlth & Ed Fac Auth Rev Northn Berkshire Hlth, Ser B	6.375	07/01/34	—	2,012,749	2,012,749
—	5,765	5,765	Massachusetts St Hlth & Ed Fac Auth Rev Quincy Med Ctr, Ser A	5.850	01/15/18	—	4,792,675	4,792,675
—	7,500	7,500	Massachusetts St Hlth & Ed Fac Auth Rev Quincy Med Ctr, Ser A	6.250	01/15/28	—	5,157,150	5,157,150
—	5,000	5,000	Massachusetts St Hlth & Ed Fac Auth Rev Univ MA Mem Issue, Ser D	5.000	07/01/33	—	3,414,150	3,414,150
—	75	75	Massachusetts St Hlth & Ed Partn Hlthcare Sys, Ser C	5.750	07/01/32	—	75,003	75,003
—	7,055	7,055	Massachusetts St Hlth & Ed Saint Mem Med Ctr, Ser A	6.000	10/01/23	—	4,750,484	4,750,484
415	530	945	Massachusetts St Indl Fin Agy Rev First Mtg GF/Pilgrim Inc Proj	6.500	10/01/15	377,758	482,438	860,196
2,000	2,000	4,000	Massachusetts St Indl Fin Agy Rev First Mtg GF/Pilgrim Inc Proj	6.750	10/01/28	1,458,300	1,458,300	2,916,600
—	995	995	Massachusetts St Indl Fin Agy Rev First Mtg Stone Inst & Newton	7.700	01/01/14	—	957,867	957,867
1,500	—	1,500	Massachusetts St Indl Fin Agy Rev Swr Fac Res Ctl Composting (AMT) (Acquired 08/10/89, Cost $1,500,000) (a) (c)	9.250	06/01/10	1,507,320	—	1,507,320

						16,260,972	126,268,303	142,529,275

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
			MICHIGAN 3.0%
—	2,000	2,000	Advanced Technology Academy Pub Sch Academy MI Rev	6.000	11/01/28	—	1,482,040	1,482,040
—	1,930	1,930	Advanced Technology Academy Pub Sch Academy MI Rev	6.000	11/01/37	—	1,342,083	1,342,083
—	1,000	1,000	Chelsea, MI Econ Dev Corp Rev Utd Methodist Retirement Rfdg	5.400	11/15/18	—	909,790	909,790
2,500	3,715	6,215	Chelsea, MI Econ Dev Corp Rev Utd Methodist Retirement Rfdg	5.400	11/15/27	1,907,300	2,834,248	4,741,548
—	2,540	2,540	Conner Creek Academy East Mich Pub Sch Academy Rev Rfdg	5.000	11/01/26	—	1,569,619	1,569,619
—	2,250	2,250	Conner Creek Academy East Mich Pub Sch Academy Rev Rfdg	5.250	11/01/31	—	1,332,990	1,332,990
1,700	3,800	5,500	Dearborn, MI Econ Dev Corp Rev Rfdg Ltd Oblig Henry Ford Vlg	7.000	11/15/28	1,348,049	3,013,286	4,361,335
1,800	4,200	6,000	Dearborn, MI Econ Dev Corp Rev Rfdg Ltd Oblig Henry Ford Vlg	7.125	11/15/43	1,371,384	3,199,896	4,571,280
2,035	—	2,035	East Lansing MI Econ Dev Corp Ltd Oblig Rev First Mtg Burcham Hills B1	5.250	07/01/37	1,169,087	—	1,169,087
—	13,670	13,670	Flint, MI Hosp Bldg Auth Rev Hurley Med Ctr Rfdg	6.000	07/01/20	—	10,799,437	10,799,437
1,000	—	1,000	Gaylord, MI Hosp Fin Auth Ltd Oblig Rev Otsego Mem Hosp Rfdg	6.500	01/01/31	729,900	—	729,900
—	1,590	1,590	Grand Blanc Academy, MI Ctf Pt	7.750	02/01/30	—	1,330,433	1,330,433
—	3,000	3,000	Iron River, MI Hosp Fin Auth Hosp Rev Iron Cnty Cmnty Hosps Rfdg	6.500	05/15/33	—	2,090,880	2,090,880
—	3,380	3,380	Iron River, MI Hosp Fin Auth Hosp Rev Iron Cnty Cmnty Hosps Rfdg	6.500	05/15/40	—	2,277,241	2,277,241
—	2,845	2,845	John Tollfree Hlth Sys Corp Rfdg	6.000	09/15/23	—	2,118,472	2,118,472
—	3,000	3,000	Kalamazoo, MI Econ Dev Corp Rev Heritage, Ser A (Prerefunded @ 5/15/10)	7.250	05/15/25	—	3,268,050	3,268,050
—	1,980	1,980	Kalamazoo, MI Econ Dev Corp Rev Oblig Heritage Cmnty Rfdg	5.375	05/15/27	—	1,256,171	1,256,171

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	2,000	2,000	Kalamazoo, MI Econ Dev Corp Rev Oblig Heritage Cmnty Rfdg	5.500	05/15/36	—	1,151,200	1,151,200
—	1,600	1,600	Kent Hosp Fin Auth MI Rev Metro Hosp Proj, Ser A	5.250	07/01/30	—	1,039,584	1,039,584
1,040	1,040	2,080	Kent Hosp Fin Auth MI Rev Metro Hosp Proj, Ser A	6.250	07/01/40	731,515	731,515	1,463,030
—	8,475	8,475	Macomb Cnty, MI Hosp Fin Auth Hosp Rev Mt Clemens Gen Hosp, Ser B (Prerefunded @ 11/15/13)	5.875	11/15/34	—	9,952,616	9,952,616
5,610	25,395	31,005	Michigan St Hosp Fin Auth Rev Henry Ford Hlth Sys Rfdg, Ser A	5.250	11/15/46	4,154,710	18,807,283	22,961,993
—	2,095	2,095	Michigan St Hosp Fin Auth Rev Hosp Cent MI Cmnty Hosp	6.250	10/01/27	—	1,744,967	1,744,967
—	5,000	5,000	Michigan St Hosp Fin Auth Rev Hosp Oakwood Oblig Group, Ser A	5.750	04/01/32	—	4,073,550	4,073,550
2,000	1,750	3,750	Michigan St Hosp Fin Auth Rev Presbyterian Vlg Rfdg	5.500	11/15/35	1,173,320	1,026,655	2,199,975
1,500	—	1,500	Michigan St Hosp Fin Auth Rev Rfdg Presbyterian Vlg	5.250	11/15/25	977,295	—	977,295
—	3,000	3,000	Michigan St Strategic Fd Ltd Detroit Edison Poll Ctl Rfdg, Ser B (AMT)	5.650	09/01/29	—	2,577,750	2,577,750
			Michigan St Strategic Fd Ltd Oblig Rev Detroit Edison Co Proj Rfdg, Ser A
3,060	4,140	7,200	(Syncora Gtd) (AMT)	5.500	06/01/30	2,553,846	3,455,203	6,009,049
—	3,405	3,405	Michigan St Strategic Fd Solid Genesee Pwr Stad Proj Rfdg (AMT)	7.500	01/01/21	—	2,726,758	2,726,758
8,500	—	8,500	Michigan Tob Settlement Fin Auth Tob Settlement Asset Sr, Ser A	6.000	06/01/48	4,800,290	—	4,800,290
—	4,500	4,500	Pontiac, MI Hosp Fin Auth Hosp Rev NOMC Oblig Group (c) (e)	6.000	08/01/23	—	450	450
—	3,000	3,000	Star Intl Academy MI Ctf Partn	8.000	03/01/33	—	2,470,470	2,470,470
—	5,140	5,140	Wayne Cnty, MI Arpt Auth Rev Detroit Met Arpt Jr Lien (FSA Insd) (AMT)	5.000	12/01/20	—	4,895,799	4,895,799

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	5,000	5,000	Wayne Cnty, MI Arpt Auth Rev Detroit Met Arpt Jr Lien (FSA Insd) (AMT)	5.000	12/01/21	—	4,723,550	4,723,550
—	3,430	3,430	Wenonah Pk Ppty Inc Bay City Hotel Rev Bd (c)	7.875	04/01/22	—	1,724,570	1,724,570
5,120	6,500	11,620	Wenonah Pk Ppty Inc Bay City Hotel Rev Bd (c)	7.500	04/01/33	2,469,888	3,135,600	5,605,488
—	7,500	7,500	Western Michigan Univ Rev Gen (FSA Insd) (b)	5.000	11/15/28	—	7,462,575	7,462,575

						23,386,584	110,524,731	133,911,315

			MINNESOTA 4.5%
2,000	5,000	7,000	Aitkin, MN Hlth Fac Rev Riverwood Hlthcare Ctr Proj (Prerefunded @ 2/01/11)	7.750	02/01/31	2,249,220	5,623,050	7,872,270
1,200	—	1,200	Aitkin, MN Hlthcare Fac Rev Rfdg Riverwood Hlthcare Ctr	5.600	02/01/32	795,036	—	795,036
—	3,515	3,515	Albertville, MN Multi-Family Rev Hsg Grp For Affordable Hsg Rfdg	5.550	09/01/42	—	2,338,811	2,338,811
—	2,000	2,000	Annandale, MN Econ Dev Auth Sr Hsg & Hlthcare Rev Annandale Care Ctr Proj, Ser A	5.900	11/01/37	—	1,311,120	1,311,120
—	2,450	2,450	Baytown Twp, MN Lease Rev St Croix Prep Academy, Ser A	6.750	08/01/28	—	1,961,960	1,961,960
—	1,500	1,500	Baytown Twp, MN Lease Rev St Croix Prep Academy, Ser A	7.000	08/01/38	—	1,170,975	1,170,975
2,175	5,075	7,250	Brooklyn Park, MN Lease Rev Prairie Seeds Academy Proj, Ser A	9.250	03/01/39	2,182,373	5,092,204	7,274,577
—	1,655	1,655	Buffalo, MN Hlthcare Rev Cent MN Sr Hsg Proj Rfdg, Ser A	5.375	09/01/26	—	1,138,226	1,138,226
—	2,000	2,000	Buffalo, MN Hlthcare Rev Cent MN Sr Hsg Proj Rfdg, Ser A	5.500	09/01/33	—	1,288,360	1,288,360
—	2,460	2,460	Cambridge, MN Hsg & Hlthcare Fac Rev Grandview West Proj, Ser A	6.000	10/01/28	—	1,744,755	1,744,755
1,000	2,000	3,000	Cambridge, MN Hsg & Hlthcare Fac Rev Grandview West Proj, Ser B	6.000	10/01/33	685,200	1,370,400	2,055,600
1,895	1,300	3,195	Carlton, MN Hlth & Hsg Fac Inter Faith Social Svc Inc Proj	7.500	04/01/19	2,037,504	1,397,760	3,435,264

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
2,000	2,250	4,250	Carlton, MN Hlth & Hsg Fac Inter Faith Social Svc Inc Proj (Prerefunded @ 4/01/10)	7.750	04/01/29	2,174,560	2,446,380	4,620,940
2,700	2,700	5,400	Carlton, MN Hlthcare & Hsg Fac Rev Rfdg Inter Faith Care Ctr Proj	5.700	04/01/36	1,668,573	1,668,573	3,337,146
1,500	3,500	5,000	Columbia Heights, MN Multi-Family & Hlthcare Fac Rev Rfdg Crest View Corp Proj A	5.700	07/01/42	953,070	2,223,830	3,176,900
—	3,000	3,000	Coon Rapids, MN Sr Hsg Rev Epiphany Sr Ctzn Proj Rfdg	6.000	11/01/28	—	2,147,070	2,147,070
1,000	4,500	5,500	Cuyuna, MN Sr Hsg Rev Crosby Sr Svcs Proj, Ser B	6.100	10/01/47	664,940	2,992,230	3,657,170
—	1,365	1,365	Dakota Cnty, MN Cmnty Dev Agy Multi-Family Hsg Rev Com Marice Proj Rfdg, Ser A	5.000	11/01/22	—	958,872	958,872
4,800	11,200	16,000	Dakota Cnty, MN Cmnty Dev Agy Multi-Family Hsg Rev Highview Hills Sr Hsg Proj, Ser A	7.000	08/01/45	3,607,632	8,417,808	12,025,440
—	840	840	Detroit Lakes, MN Hsg & Hlth CDL Homes Proj, Ser B	6.000	08/01/24	—	631,058	631,058
—	1,435	1,435	Detroit Lakes, MN Hsg & Hlth CDL Homes Proj, Ser B	6.125	08/01/34	—	996,435	996,435
560	—	560	Duluth, MN Econ Dev Auth Hlthcare Fac Rev Saint Luke’s Hosp	6.000	06/15/12	552,026	—	552,026
—	2,500	2,500	Duluth, MN Econ Dev Auth Hlthcare Fac Rev Saint Luke’s Hosp	7.250	06/15/22	—	2,312,975	2,312,975
1,500	5,630	7,130	Duluth, MN Econ Dev Auth Hlthcare Fac Rev Saint Luke’s Hosp	7.250	06/15/32	1,207,965	4,533,895	5,741,860
—	1,000	1,000	Edina, MN Hlthcare Fac Rev VOA Care Ctr MN Proj, Ser A	6.625	12/01/30	—	733,050	733,050
—	1,500	1,500	Falcon Heights, MN Lease Rev Kaleidoscope Charter Sch, Ser A	6.000	11/01/37	—	1,018,560	1,018,560
2,000	2,500	4,500	Glencoe, MN Hlthcare Fac Rev (Prerefunded @ 4/01/11)	7.500	04/01/31	2,267,580	2,834,475	5,102,055
—	1,900	1,900	Inver Grove Heights, MN Presbyterian Homes Care Rfdg	5.375	10/01/26	—	1,388,273	1,388,273

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	1,000	1,000	Inver Grove Heights, MN Presbyterian Homes Care Rfdg	5.500	10/01/41	—	617,070	617,070
—	3,000	3,000	Lake Crystal, MN Hsg Rev Ecumen Second Centy Rfdg	5.700	09/01/36	—	1,919,130	1,919,130
—	800	800	Minneapolis & Saint Paul, MN Hsg & Redev Auth Hlthcare Hlth Partn Oblig Grp Proj	5.875	12/01/29	—	694,136	694,136
—	5,475	5,475	Minneapolis, MN Hsg & Hlthcare Fac Rev Providence Proj Rfdg, Ser A	5.625	10/01/27	—	3,691,738	3,691,738
3,000	4,345	7,345	Minneapolis, MN Hsg & Hlthcare Fac Rev Rfdg Providence Proj, Ser A	5.750	10/01/37	1,937,580	2,806,262	4,743,842
—	300	300	Minneapolis, MN Multi-Family Rev Hsg Belmont Apt Proj (AMT)	7.250	11/01/16	—	289,830	289,830
—	1,320	1,320	Minneapolis, MN Multi-Family Rev Hsg Belmont Apt Proj (AMT)	7.625	11/01/27	—	1,147,885	1,147,885
—	2,050	2,050	Minneapolis, MN Rev Walker Methodist Sr Svcs, Ser A	5.875	11/15/18	—	1,648,507	1,648,507
—	4,950	4,950	Minneapolis, MN Rev Walker Methodist Sr Svcs, Ser A	6.000	11/15/28	—	3,439,111	3,439,111
1,400	—	1,400	Minneapolis, MN Student Hsg Rev Riverton Cmnty Hsg Proj, Ser A	5.600	08/01/26	1,032,472	—	1,032,472
3,100	—	3,100	Minneapolis, MN Student Hsg Rev Riverton Cmnty Hsg Proj, Ser A	5.700	08/01/40	2,054,339	—	2,054,339
1,000	—	1,000	Minneapolis, MN Tax Increment Rev Ivy Tower Proj	5.700	02/01/29	622,650	—	622,650
—	940	940	Minnesota Agric & Econ Dev Evangelical (Prerefunded @ 8/01/10)	6.625	08/01/25	—	1,028,144	1,028,144
—	1,060	1,060	Minnesota Agric & Econ Dev Evangelical	6.625	08/01/25	—	1,072,148	1,072,148
3,770	3,500	7,270	Moorhead, MN Sr Hsg Rev Sheyenne Crossing Proj	5.650	04/01/41	2,382,715	2,212,070	4,594,785
2,150	2,150	4,300	New Ulm, MN Econ Dev Auth Hsg Fac Rev Rfdg HADC Ridgeway Proj, Ser A (GTY AGMT)	6.000	06/01/41	1,461,506	1,461,506	2,923,012
—	5,000	5,000	North Oaks, MN Sr Hsg Rev Presbyterian Homes North Oaks	6.500	10/01/47	—	3,794,050	3,794,050

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
850	—	850	Northwest, MN Multi-Cnty Hsg & Redev Auth Govt Hsg Rev Pooled Hsg Prog Rfdg	5.250	07/01/26	577,490	—	577,490
2,340	—	2,340	Northwest, MN Multi-Cnty Hsg & Redev Auth Govt Hsg Rev Pooled Hsg Prog Rfdg	5.450	07/01/41	1,428,032	—	1,428,032
2,500	2,500	5,000	Northwest, MN Multi-Cnty Hsg & Redev Auth Govt Hsg Rev Pooled Hsg Prog Rfdg, Ser A	6.250	07/01/40	1,734,000	1,734,000	3,468,000
1,500	2,000	3,500	Oakdale, MN Rev Sr Hsg Oak Meadows Proj Rfdg	6.250	04/01/34	1,058,205	1,410,940	2,469,145
—	4,700	4,700	Orono, MN Hsg Rev Rfdg Sr Orono Woods Apt, Ser A	5.400	11/01/41	—	2,921,426	2,921,426
—	6,000	6,000	Oronoco, MN Multi-Family Hsg Rev Wedum Shorewood Campus Proj Rfdg	5.400	06/01/41	—	3,509,880	3,509,880
1,100	—	1,100	Pine City, MN Lease Rev Lakes Intl Language Academy, Ser A	6.250	05/01/35	781,352	—	781,352
1,425	1,425	2,850	Ramsey, MN Lease Rev Pact Charter Sch Proj, Ser A	6.750	12/01/33	1,092,120	1,092,120	2,184,240
1,500	—	1,500	Saint Cloud, MN Hsg & Redev Auth Sterling Heights Apt Proj (AMT) (c)	7.550	04/01/39	1,200,120	—	1,200,120
—	2,000	2,000	Saint Cloud, MN Hsg & Redev Auth Sterling Heights Apts Proj (AMT) (c)	7.450	10/01/32	—	1,614,020	1,614,020
—	4,000	4,000	Saint Paul, MN Hsg & Redev Auth Cmnty Peace Academy Proj, Ser A	5.000	12/01/36	—	2,419,280	2,419,280
975	—	975	Saint Paul, MN Hsg & Redev Auth Higher Ground Academy Rfdg, Ser A	6.625	12/01/23	815,139	—	815,139
—	2,420	2,420	Saint Paul, MN Hsg & Redev Auth Higher Ground Academy Rfdg, Ser A	6.875	12/01/33	—	1,884,478	1,884,478
—	7,000	7,000	Saint Paul, MN Hsg & Redev Auth Hlthcare Fac Rev Hlth Partners Oblig Grp Proj	5.250	05/15/36	—	5,298,230	5,298,230
400	—	400	Saint Paul, MN Hsg & Redev Auth Hmong Academy Proj, Ser A	5.750	09/01/26	290,160	—	290,160
—	2,415	2,415	Saint Paul, MN Hsg & Redev Auth Hope Cmnty Academy Proj, Ser A	6.750	12/01/33	—	1,850,856	1,850,856

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
3,000	10,360	13,360	Saint Paul, MN Hsg & Redev Auth Hosp Rev Hlth East Proj	6.000	11/15/30	2,212,830	7,641,640	9,854,470
2,185	—	2,185	Saint Paul, MN Hsg & Redev Auth Lease Rev Hope Cmnty Academy Proj	6.250	12/01/33	1,562,646	—	1,562,646
—	3,500	3,500	Saint Paul, MN Hsg & Redev Auth Lease Rev New Spirit Schs Proj, Ser A	7.500	12/01/31	—	2,952,705	2,952,705
—	1,600	1,600	Saint Paul, MN Hsg & Redev Auth LSE Rev Achieve Language Academy Rfdg, Ser A	7.000	12/01/32	—	1,269,648	1,269,648
2,000	—	2,000	Saint Paul, MN Hsg & Redev Auth Lse Rev Hmong Academy Proj, Ser A	6.000	09/01/36	1,363,960	—	1,363,960
—	4,035	4,035	Saint Paul, MN Hsg & Redev Auth Model Cities Hlth Ctr, Ser A (c)	7.250	11/01/26	—	3,384,276	3,384,276
1,000	—	1,000	Saint Paul, MN Hsg & Redev Auth Rfdg Marian Ctr Proj A	5.300	11/01/30	614,490	—	614,490
3,990	3,600	7,590	Saint Paul, MN Hsg & Redev Auth Rfdg Marian Ctr Proj A	5.375	05/01/43	2,282,799	2,059,668	4,342,467
—	2,000	2,000	Saint Paul, MN Hsg & Redev Auth Rossy & Richard Shaller, Ser A	5.250	10/01/42	—	1,200,800	1,200,800
1,000	2,000	3,000	Saint Paul, MN Hsg & Redev Cmnty of Peace Academy Proj, Ser A (Prerefunded @ 12/01/10)	7.875	12/01/30	1,131,430	2,262,860	3,394,290
1,250	—	1,250	Saint Paul, MN Port Auth Lease Rev Hltheast Midway Campus 03, Ser A	5.875	05/01/30	909,975	—	909,975
—	1,700	1,700	Saint Paul, MN Port Auth Lease Rev Hltheast Midway Campus 03, Ser A	5.750	05/01/25	—	1,300,041	1,300,041
700	1,000	1,700	Saint Paul, MN Port Auth Lease Rev Hltheast Midway Campus 03, Ser B	6.000	05/01/30	517,965	739,950	1,257,915
1,000	—	1,000	Vadnais Heights, MN Lease Rev Agric & Food Sciences, Ser A	6.375	12/01/24	765,090	—	765,090
1,000	4,000	5,000	Vadnais Heights, MN Lease Rev Agric & Food Sciences, Ser A	6.600	12/01/34	711,680	2,846,720	3,558,400
—	4,590	4,590	Vadnais Heights, MN Multi-Family Rev Hsg Cottages Vadnais Heights Rfdg (AMT)	7.000	12/01/31	—	3,754,987	3,754,987

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	1,650	1,650	Victoria, MN Private Sch Fac Holy Family Catholic High Sch, Ser A	5.850	09/01/24	—	1,271,556	1,271,556
—	4,500	4,500	Victoria, MN Private Sch Fac Holy Family Catholic High Sch, Ser A	5.875	09/01/29	—	3,243,420	3,243,420
—	4,775	4,775	Washington Cnty, MN Hsg & Redev Auth Hosp Fac Rev Hltheast Proj	5.500	11/15/27	—	3,476,439	3,476,439
1,450	1,450	2,900	Winona, MN Hlthcare Winona Hlth, Ser A	6.000	07/01/34	1,234,559	1,234,559	2,469,118

						52,820,983	147,937,191	200,758,174

			MISSISSIPPI 0.6%
615	995	1,610	Mississippi Biss Fin Corp Rev Bldg, Ser 2004 (AMT)	7.250	07/01/34	460,574	745,156	1,205,730
—	7,920	7,920	Mississippi Business Fin Corp MS Pollutn Ctl Rev Sys Energy Res Inc Proj	5.875	04/01/22	—	6,755,047	6,755,047
—	4,650	4,650	Mississippi Dev Bank Spl Oblig Diamond Lakes Util Rfdg, Ser A	6.250	12/01/17	—	3,863,964	3,863,964
—	4,600	4,600	Mississippi Home Corp Rev Cleveland Personal Care, Ser 6A (AMT)	6.250	12/01/35	—	3,095,616	3,095,616
1,790	3,975	5,765	Mississippi Home Corp Rev Grove Apts Proj, Ser 1 (AMT) (c)	6.250	04/01/37	1,186,698	2,635,266	3,821,964
2,000	5,000	7,000	Mississippi Home Corp Rev Kirkwood Apts Proj (AMT) (c)	6.800	11/01/37	1,399,120	3,497,800	4,896,920
—	3,615	3,615	Mississippi Hosp Equip & Fac & Impt Hosp South Cent Rfdg	5.250	12/01/31	—	2,525,873	2,525,873
—	1,000	1,000	Mississippi Hosp Equip & Fac Auth Rev Impt Hosp S W MS Med Rfdg	5.750	04/01/23	—	844,920	844,920
—	2,000	2,000	Mississippi Hosp Equip & Fac Auth Rev Impt Hosp S W MS Med Rfdg	5.750	04/01/29	—	1,545,640	1,545,640

						3,046,392	25,509,282	28,555,674

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
			MISSOURI 2.7%
—	1,000	1,000	370 Missouri Bottom Rd Taussig Rd Trans Dev Dist	7.000	05/01/22	—	868,970	868,970
—	4,750	4,750	370 Missouri Bottom Rd Taussig Rd Trans Dev Dist	7.200	05/01/33	—	3,695,832	3,695,832
—	3,600	3,600	Ballwin, MO Tax Increment Rev Impt Ballwin Town Ctr Rfdg, Ser A	6.500	10/01/22	—	3,078,396	3,078,396
1,455	—	1,455	Branson Hills Infrastructure Fac Cmnty Impt Dist MO Spl, Ser A	5.500	04/01/22	1,112,173	—	1,112,173
1,500	—	1,500	Branson Hills Infrastructure Fac Cmnty Impt Dist MO Spl, Ser A	5.500	04/01/27	1,036,770	—	1,036,770
4,750	16,300	21,050	Branson, MO Regl Arpt Trans Dev Dist Arpt Rev, Ser B (AMT)	6.000	07/01/37	2,700,612	9,267,365	11,967,977
—	3,000	3,000	Bridgeton, MO Indl Dev Auth Sr Hsg Rev Sarah Cmnty Proj	5.900	05/01/28	—	2,034,480	2,034,480
—	30	30	Cape Girardeau Cnty, MO Indl Southeast MO Hosp Assoc (Prerefunded @ 6/01/12)	5.750	06/01/32	—	33,883	33,883
—	245	245	Cape Girardeau Cnty, MO Indl Southeast MO Hosp Assoc	5.750	06/01/32	—	200,373	200,373
1,500	1,500	3,000	Carthage, MO Hosp Rev	5.875	04/01/30	981,705	981,705	1,963,410
8,500	5,755	14,255	Carthage, MO Hosp Rev	6.000	04/01/38	5,266,090	3,565,453	8,831,543
—	3,000	3,000	Chesterfield, MO Indl Dev Auth Sr Living Fac Rev Willows at Brooking Pk Proj, Ser A (Prerefunded @ 6/01/10)	6.625	12/01/31	—	3,202,290	3,202,290
250	—	250	Cole Cnty, MO Indl Dev Auth Sr Living Fac Rev Lutheran Sr Svc Heisinger Proj	5.500	02/01/35	181,402	—	181,402
—	3,190	3,190	Dardenne Town Square, MO Trans Dev Dist Sales Tax, Ser A	5.000	05/01/36	—	1,624,125	1,624,125
—	2,390	2,390	Ellisville, MO Indl Dev Auth Indl Dev Rev Gambrill Gardens Phase I Proj, Ser A	6.750	04/01/33	—	1,720,202	1,720,202
—	2,755	2,755	Ellisville, MO Indl Dev Auth Rev Gambrill Gardens Proj Impt & Rfdg (c)	6.200	06/01/29	—	1,942,358	1,942,358
960	965	1,925	Fenton, MO Tax Increment Rev & Impt Gravois Bluffs Proj Rfdg (Prerefunded @ 10/01/11)	7.000	10/01/21	1,099,997	1,105,726	2,205,723

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
910	3,640	4,550	Fenton, MO Tax Increment Rev & Impt Gravois Bluffs Proj Rfdg (Prerefunded @ 10/01/12)	6.125	10/01/21	1,047,101	4,188,402	5,235,503
1,000	1,000	2,000	Ferguson, MO Tax Increment Rev Crossings at Halls Ferry Pro (c)	5.000	04/01/17	838,560	838,560	1,677,120
—	3,610	3,610	Good Shepard Nursing Home Dist MO Nursing Home Fac Rev Rfdg	5.900	08/15/23	—	2,720,532	2,720,532
—	3,000	3,000	Joplin, MO Indl Dev Auth Hlth Fac Rev Freeman Hlth Sys Proj	5.500	02/15/29	—	2,415,210	2,415,210
—	1,500	1,500	Joplin, MO Indl Dev Auth Hlth Fac Rev Freeman Hlth Sys Proj	5.750	02/15/35	—	1,188,420	1,188,420
—	1,260	1,260	Joplin, MO Indl Dev Auth Indl Rev Rfdg Christian Homes Inc, Ser F	5.750	05/15/26	—	872,500	872,500
1,750	2,500	4,250	Kansas City, MO Indl Dev Auth First Mtg Bishop Spencer, Ser A	6.250	01/01/24	1,288,297	1,840,425	3,128,722
1,500	4,000	5,500	Kansas City, MO Indl Dev Auth First Mtg Bishop Spencer, Ser A	6.500	01/01/35	1,030,920	2,749,120	3,780,040
—	378	378	Kansas City, MO Indl Dev Auth Multi-Family Hsg Rev Brentwood Manor Apt Proj, Ser A (AMT) (c)	6.950	04/15/15	—	359,002	359,002
952	1,448	2,400	Kansas City, MO Indl Dev Auth Multi-Family Hsg Rev Brentwood Manor Apt Proj, Ser B (AMT) (c)	7.250	10/15/38	741,008	1,127,080	1,868,088
—	230	230	Kansas City, MO Indl Dev Auth Multi-Family Hsg Rev Walnut Grove Apt Proj, Ser B (AMT) (c)	7.550	06/15/12	—	233,015	233,015
—	990	990	Kansas City, MO Indl Dev Auth Multi-Family Hsg Rev Walnut Grove Apt Proj, Ser B (AMT) (c)	7.550	06/15/22	—	903,613	903,613
—	3,430	3,430	Kansas City, MO Indl Dev Auth Multi-Family Hsg Rev Walnut Grove Apt Proj, Ser B (AMT) (c)	7.550	06/15/35	—	2,834,895	2,834,895
3,000	2,000	5,000	Kansas City, MO Indl Dev Plaza Lib Proj	5.900	03/01/24	2,325,060	1,550,040	3,875,100
1,665	911	2,576	Kansas City, MO Multi-Family Hsg Rev Northwoods Apts Proj, Ser A (AMT) (c)	6.450	05/01/40	1,173,475	642,064	1,815,539
—	1,000	1,000	Missouri St Dev Fin Brd Fac Branson Landing Proj, Ser A	5.500	12/01/24	—	850,500	850,500

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	1,500	1,500	Missouri St Dev Fin Brd Fac Branson Landing Proj, Ser A	5.625	12/01/28	—	1,254,030	1,254,030
—	3,760	3,760	Missouri St Dev Fin Brd Infrastructure Fac Rev Branson Landing Proj, Ser A	5.000	06/01/35	—	2,737,581	2,737,581
2,220	—	2,220	Nevada, MO Hosp Rev Nevada Regl Med Ctr (Prerefunded @ 10/01/11)	6.750	10/01/22	2,550,958	—	2,550,958
—	5,000	5,000	Nevada, MO Hosp Rev Nevada Regl Med Ctr (Prerefunded @ 10/01/11)	6.750	10/01/31	—	5,745,400	5,745,400
—	3,015	3,015	Osage Beach, MO Tax Increment Prewitts Point Proj (c)	6.750	05/01/23	—	2,435,969	2,435,969
2,750	5,500	8,250	Saint Joseph, MO Indl Dev Auth Hlthcare Rev Living Cmnty Saint Joseph Proj	7.000	08/15/32	2,141,123	4,282,245	6,423,368
—	4,600	4,600	Saint Louis Cnty, MO Indl Dev Auth Hlth Fac Rev Ranken Jordan Proj, Ser A (Prerefunded @ 11/15/13)	6.625	11/15/35	—	5,542,586	5,542,586
1,270	2,000	3,270	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375	12/01/30	921,042	1,450,460	2,371,502
1,630	4,400	6,030	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375	12/01/41	1,111,807	3,001,196	4,113,003
—	430	430	Saint Louis, MO Tax Increment Rev Scullin Redev Area, Ser A	10.000	08/01/10	—	448,546	448,546
4,615	3,065	7,680	Saline Cnty, MO Indl Dev Auth Hlth Fac Rev (Acquired 01/12/99, Cost $7,532,408) (a)	6.500	12/01/28	3,468,957	2,303,868	5,772,825
—	5,600	5,600	Valley Pk, MO Indl Dev Auth Sr Hsg Rev Cape Albeon Proj	6.150	12/01/33	—	3,673,152	3,673,152

						31,017,057	91,509,569	122,526,626

			MONTANA 0.0%**
1,000	—	1,000	Montana Fac Fin Auth Rev Sr Living Saint Johns Lutheran, Ser A	6.000	05/15/25	723,370	—	723,370
2,000	—	2,000	Montana Fac Fin Auth Rev Sr Living Saint Johns Lutheran, Ser A	6.125	05/15/36	1,288,040	—	1,288,040

						2,011,410	—	2,011,410

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
			NEVADA 1.9%
—	3,000	3,000	Boulder City, NV Hosp Rev Boulder City Hosp Inc Proj Rfdg	5.850	01/01/22	—	2,205,210	2,205,210
—	5,240	5,240	Clark Cnty, NV Assisted Living Homestead Boulder City Proj	6.500	12/01/27	—	3,696,715	3,696,715
—	1,935	1,935	Clark Cnty, NV Impt Dist Spl Impt Dist No-142 Loc Impt	6.100	08/01/18	—	1,543,104	1,543,104
—	2,665	2,665	Clark Cnty, NV Impt Dist Spl Impt Dist No-142 Loc Impt (c)	6.375	08/01/23	—	1,932,232	1,932,232
—	2,500	2,500	Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Rfdg, Ser B (AMT)	5.900	10/01/30	—	1,850,300	1,850,300
—	11,190	11,190	Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Rfdg, Ser C	5.500	10/01/30	—	8,086,006	8,086,006
—	24,630	24,630	Clark Cnty, NV Sch Dist Ltd Tax Bldg, Ser A (b)	5.000	06/15/24	—	24,344,538	24,344,538
2,400	5,600	8,000	Director St NV Dept Business & Industry Las Vegas Monorail Proj Second Tier (c) (e)	7.375	01/01/40	191,520	446,880	638,400
—	920	920	Henderson, NV Loc Impt Dist No T 13, Ser A	6.800	03/01/22	—	779,626	779,626
—	3,255	3,255	Henderson, NV Loc Impt Dist No T 13, Ser B	6.900	03/01/22	—	2,783,611	2,783,611
3,600	3,600	7,200	Henderson, NV Loc Impt Dist No T 18 (c)	5.300	09/01/35	1,294,740	1,294,740	2,589,480
970	—	970	Las Vegas, NV Loc Impt Bds Spl Impt Dist No 607	6.000	06/01/19	709,031	—	709,031
—	1,360	1,360	Las Vegas, NV Loc Impt Bds Spl Impt Dist No 607	6.250	06/01/24	—	885,673	885,673
2,700	8,100	10,800	Las Vegas, NV Redev Agy Tax Increment Rev, Ser A	8.000	06/15/30	2,715,363	8,146,089	10,861,452
—	300	300	Las Vegas, NV Spl Impt Dist No Elkhorn Springs	8.000	09/15/13	—	306,384	306,384
—	2,795	2,795	Mesquite, NV Spl Impt Dist No 07-01 Loc Impt Anthem at Mesquite	6.150	08/01/37	—	1,651,426	1,651,426
5,425	—	5,425	Reno, NV Redev Agy Tax Alloc Sub Lien, Ser C	5.400	06/01/27	3,451,277	—	3,451,277
—	4,395	4,395	Reno, NV Spl Assmt Dist No 4 Somersett Pkwy	6.625	12/01/22	—	3,494,201	3,494,201
1,000	—	1,000	Sparks Nev Loc Impt Dists Ltd Oblig Dist No 3	6.500	09/01/20	821,010	—	821,010
2,000	—	2,000	Sparks Nev Loc Impt Dists Ltd Oblig Dist No 3	6.750	09/01/27	1,517,200	—	1,517,200

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	3,800	3,800	Sparks, NV Tourism Impt Dist No 1 Rev Sr Sales Tax Antic, Ser A (f)	6.500	06/15/20	—	3,013,476	3,013,476
—	14,000	14,000	Sparks, NV Tourism Impt Dist No 1 Rev Sr Sales Tax Antic, Ser A (f)	6.750	06/15/28	—	9,980,740	9,980,740

						10,700,141	76,440,951	87,141,092

			NEW HAMPSHIRE 0.6%
—	4,845	4,845	New Hampshire Higher Ed & Hlth Fac Auth Rev Daniel Webster College Issue (c)	6.300	07/01/29	—	3,117,031	3,117,031
—	4,000	4,000	New Hampshire Higher Ed & Hlth Fac Auth Rev New England College (c)	6.125	03/01/19	—	3,245,400	3,245,400
—	6,120	6,120	New Hampshire Hlth & Ed Fac Auth Rev Daniel Webster College Issue (c)	7.500	07/01/31	—	4,470,232	4,470,232
—	1,035	1,035	New Hampshire Hlth & Ed Fac Auth Rev Havenwood-Heritage Heights, Ser A	5.350	01/01/26	—	680,844	680,844
—	750	750	New Hampshire Hlth & Ed Fac Auth Rev Havenwood-Heritage Heights, Ser A	5.400	01/01/30	—	457,080	457,080
—	1,735	1,735	New Hampshire Hlth & Ed Fac Auth Rev Hlthcare Sys Covenant Hlth	5.500	07/01/34	—	1,448,950	1,448,950
—	1,570	1,570	New Hampshire Hlth & Ed Fac Auth Rev Huntington at Nashua, Ser A	6.875	05/01/23	—	1,466,694	1,466,694
1,690	4,600	6,290	New Hampshire Hlth & Ed Fac Auth Rev Huntington at Nashua, Ser A	6.875	05/01/33	1,436,770	3,910,736	5,347,506
—	1,055	1,055	New Hampshire Hlth & Ed Fac Speare Mem Hosp	5.500	07/01/25	—	809,016	809,016
1,500	1,150	2,650	New Hampshire Hlth & Ed Fac Speare Mem Hosp	5.875	07/01/34	1,108,425	849,792	1,958,217
—	2,130	2,130	New Hampshire St Business Fin Auth Elec Fac Rev Plymouth Cogeneration (AMT) (Acquired 6/29/93, Cost $2,078,981) (a) (c)	7.750	06/01/14	—	2,028,207	2,028,207
—	3,000	3,000	New Hampshire St Business Fin Auth Pollutn Ctl Rev Utd Illum Co Proj (AMT) (h)	7.125	07/01/27	—	3,010,590	3,010,590

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	140	140	New Hampshire St Hsg Fin Auth Single Family Rev, Ser D (AMT)	5.900	07/01/28	—	140,178	140,178

						2,545,195	25,634,750	28,179,945

			NEW JERSEY 2.7%
—	2,000	2,000	Camden Cnty, NJ Impt Auth Rev Hlthcare Redev Cooper Hlth, Ser A	5.750	02/15/34	—	1,388,740	1,388,740
—	6,000	6,000	New Jersey Econ Dev Auth Cedar Crest Vlg Inc Fac, Ser A (Prerefunded @ 11/15/11)	7.250	11/15/21	—	6,848,580	6,848,580
1,200	1,285	2,485	New Jersey Econ Dev Auth Econ Dev Rev Kullman Assoc Proj, Ser A (AMT) (c)	6.125	06/01/18	917,724	982,729	1,900,453
—	3,450	3,450	New Jersey Econ Dev Auth Econ Dev Rev Utd Methodist Homes, Ser A	6.125	07/01/23	—	2,579,738	2,579,738
—	5,800	5,800	New Jersey Econ Dev Auth Econ Dev Rev Utd Methodist Homes, Ser A	6.250	07/01/33	—	3,871,558	3,871,558
2,000	—	2,000	New Jersey Econ Dev Auth First Mtg Franciscan Oaks Proj	5.700	10/01/17	1,676,240	—	1,676,240
—	2,355	2,355	New Jersey Econ Dev Auth First Mtg Franciscan Oaks Proj	5.750	10/01/23	—	1,722,070	1,722,070
—	600	600	New Jersey Econ Dev Auth First Mtg Hamilton Continuing Care, Ser A (Prerefunded @ 11/01/10)	8.350	11/01/30	—	679,128	679,128
—	1,500	1,500	New Jersey Econ Dev Auth First Mtg Presbyterian, Ser A	6.375	11/01/31	—	1,005,915	1,005,915
750	—	750	New Jersey Econ Dev Auth First Mtg Seashore Gardens Proj	5.300	11/01/26	488,475	—	488,475
900	—	900	New Jersey Econ Dev Auth First Mtg Seashore Gardens Proj	5.375	11/01/36	516,483	—	516,483
—	6,000	6,000	New Jersey Econ Dev Auth First Mtg Seashore Gardens Proj (Prerefunded @ 4/01/11)	7.750	04/01/33	—	6,886,980	6,886,980
—	1,250	1,250	New Jersey Econ Dev Auth First Mtg Seashore Gardens Proj (Prerefunded @ 4/01/11)	8.000	04/01/23	—	1,441,213	1,441,213

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	3,500	3,500	New Jersey Econ Dev Auth First Mtg Seashore Gardens Proj (Prerefunded @ 4/01/11)	8.000	04/01/31	—	4,035,395	4,035,395
—	2,000	2,000	New Jersey Econ Dev Auth Retirement Cmnty Rev Seabrook Vlg Inc, Ser A (Prerefunded @ 11/15/10)	8.250	11/15/30	—	2,244,040	2,244,040
1,000	1,000	2,000	New Jersey Econ Dev Auth Retirement Cmnty Rev, Ser A (Prerefunded @ 11/15/10)	8.000	11/15/15	1,118,190	1,118,190	2,236,380
1,440	1,440	2,880	New Jersey Econ Dev Auth Retirement Cmnty Rev, Ser A (Prerefunded @ 11/15/10)	8.125	11/15/23	1,612,944	1,612,944	3,225,888
—	4,000	4,000	New Jersey Econ Dev Auth Rev Cig Tax	5.750	06/15/29	—	3,046,360	3,046,360
—	1,500	1,500	New Jersey Econ Dev Auth Rev Cranes Mill Proj First Mtg, Ser A	5.875	07/01/28	—	1,193,700	1,193,700
—	1,500	1,500	New Jersey Econ Dev Auth Rev Cranes Mill Proj First Mtg, Ser A	6.000	07/01/38	—	1,136,355	1,136,355
710	—	710	New Jersey Econ Dev Auth Rev First Mtg Lions Gate Proj A	5.750	01/01/25	542,355	—	542,355
1,230	—	1,230	New Jersey Econ Dev Auth Rev First Mtg Lions Gate Proj A	5.875	01/01/37	848,122	—	848,122
—	1,560	1,560	New Jersey Econ Dev Auth Rev First Mtg Presbyterian, Ser A	6.250	11/01/20	—	1,263,319	1,263,319
—	1,012	1,012	New Jersey Econ Dev Auth Rev First Mtg The Millhouse Proj, Ser A (c)	7.500	04/01/15	—	837,427	837,427
—	700	700	New Jersey Econ Dev Auth Rev Kullman Assoc LLC Proj, Ser A (AMT) (c)	6.750	07/01/19	—	546,217	546,217
2,000	2,500	4,500	New Jersey Econ Dev Auth Rev Sr Living Fac Esplanade Bear (AMT) (c)	7.000	06/01/39	1,415,000	1,768,750	3,183,750
1,500	4,895	6,395	New Jersey Econ Dev Auth Rev Unrefunded Bal Sr Mtg Arbor, Ser A	6.000	05/15/28	1,036,380	3,382,053	4,418,433
900	7,615	8,515	New Jersey Econ Dev Auth Spl Fac Rev Contl Airl Inc Proj (AMT)	6.250	09/15/19	603,675	5,107,761	5,711,436
4,200	12,565	16,765	New Jersey Econ Dev Auth Spl Fac Rev Contl Airl Inc Proj (AMT)	6.250	09/15/29	2,389,968	7,149,988	9,539,956

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
3,000	4,000	7,000	New Jersey Econ Dev Auth Utd Methodist Homes NJ Oblig	5.750	07/01/29	2,026,980	2,702,640	4,729,620
900	—	900	New Jersey Hlthcare Fac Fin Auth Rev Avalon at Hillsborough, Ser A (AMT)	6.375	07/01/25	655,425	—	655,425
575	—	575	New Jersey Hlthcare Fac Fin Auth Rev Avalon at Hillsborough, Ser A (AMT)	6.625	07/01/35	388,712	—	388,712
—	4,385	4,385	New Jersey Hlthcare Fac Fin Auth Rev Cap Hlth Sys Oblig Grp, Ser A	5.750	07/01/23	—	4,091,512	4,091,512
—	710	710	New Jersey Hlthcare Fac Fin Auth Rev Care Inst Inc Cherry Hill Proj	7.750	07/01/10	—	701,409	701,409
—	5,000	5,000	New Jersey Hlthcare Fac Fin Auth Rev Holy Name Hosp	5.000	07/01/36	—	3,363,750	3,363,750
—	1,000	1,000	New Jersey Hlthcare Fac Fin Auth Rev Palisades Med Ctr NY Hlthcare	6.625	07/01/31	—	708,210	708,210
—	327	327	New Jersey Hlthcare Fac Fin Auth Rev Pascack Vlg Hosp Assn (e)	6.000	07/01/13	—	9,259	9,259
—	434	434	New Jersey Hlthcare Fac Fin Auth Rev Pascack Vlg Hosp Assn (e)	6.500	07/01/23	—	12,277	12,277
—	2,531	2,531	New Jersey Hlthcare Fac Fin Auth Rev Pascack Vlg Hosp Assn (e)	6.625	07/01/36	—	71,362	71,362
555	1,075	1,630	New Jersey Hlthcare Fac Fin Auth Rev Raritan Bay Med Ctr Issue Rfdg (c)	7.250	07/01/14	513,752	995,106	1,508,858
3,390	7,910	11,300	New Jersey Hlthcare Fac Fin Auth Rev Saint Joseph’s Hlthcare Sys	6.625	07/01/38	2,458,021	5,735,383	8,193,404
3,000	1,000	4,000	New Jersey Hlthcare Fac Fin Inst Inc Cherry Hill Proj	8.000	07/01/27	2,326,740	775,580	3,102,320
—	34,065	34,065	Tobacco Settlement Fin Corp NJ, Ser 1A	5.000	06/01/41	—	17,473,301	17,473,301
—	4,000	4,000	Tobacco Settlement Fin Corp NJ, Ser A1	5.000	06/01/29	—	2,494,200	2,494,200

						21,535,186	100,983,139	122,518,325

			NEW MEXICO 0.4%
—	1,350	1,350	Bernalillo Cnty, NM Multi-Family Hsg Sr Solar Villas Apt, Ser F (c)	7.250	10/15/22	—	1,217,727	1,217,727

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
1,505	—	1,505	Cabezon Pub Impt Dist NM Spl Leverage Rev	6.000	09/01/24	1,058,948	—	1,058,948
—	1,495	1,495	Cabezon Pub Impt Dist NM	6.300	09/01/34	—	961,420	961,420
960	3,660	4,620	New Mexico Hsg Auth Region lll Sr Brentwood Gardens Apt, Ser A (AMT) (c)	6.850	12/01/31	751,939	2,866,768	3,618,707
—	2,215	2,215	New Mexico Regl Hsg Auth Hsg Wildewood Apt Proj Sr, Ser A (c)	7.500	12/01/30	—	1,879,029	1,879,029
2,000	—	2,000	New Mexico St Hosp Equip Ln Council Hosp Rev Rehoboth Proj Rfdg, Ser A	5.250	08/15/26	1,233,940	—	1,233,940
—	2,560	2,560	RHA Hsg Dev Corp NM Multi-Family Rev Mtg Woodleaf Apt Proj Rfdg, Ser A (GNMA Collateralized) (c)	7.125	12/15/27	—	2,134,554	2,134,554
—	3,225	3,225	San Juan Cnty, NM Multi-Family Hsg Apple Ridge Apts Sr, Ser A (AMT) (c)	7.250	12/01/31	—	2,640,275	2,640,275
—	3,250	3,250	Santa Fe Cnty, NM Proj Rev El Castillo Retirement, Ser A	5.625	05/15/25	—	2,606,077	2,606,077
750	750	1,500	Ventana West Pub Impt Dist NM	6.875	08/01/33	524,693	524,692	1,049,385

						3,569,520	14,830,542	18,400,062

			NEW YORK 4.8%
—	2,300	2,300	Amherst, NY Indl Dev Agy Sharry Zedek Proj Rfdg, Ser A (c)	7.000	06/15/36	—	1,768,700	1,768,700
—	375	375	Brookhaven, NY Indl Dev Agy Mem Hosp Med Ctr Inc, Ser A (l)	7.750	11/15/10	—	401,764	401,764
—	1,000	1,000	Brookhaven, NY Indl Dev Agy Mem Hosp Med Ctr Inc, Ser A (Prerefunded @ 11/15/10)	8.250	11/15/30	—	1,121,490	1,121,490
1,400	4,760	6,160	Brookhaven, NY Indl Dev Agy Sr Residential Hsg Rev Woodcrest Estates Fac, Ser A (AMT)	6.375	12/01/37	1,015,420	3,452,428	4,467,848
—	1,340	1,340	Brookhaven, NY Indl Dev Agy Sr Woodcrest Estates Fac, Ser A (AMT)	6.250	12/01/23	—	1,085,400	1,085,400
3,180	3,180	6,360	Dutchess Cnty, NY Indl Dev Agy Saint Francis Hosp Rfdg, Ser A	7.500	03/01/29	2,822,822	2,822,822	5,645,644
—	2,000	2,000	Monroe Cnty, NY Indl Dev Agy Civic Fac Rev Cloverwood Sr Living, Ser A	6.750	05/01/23	—	1,697,400	1,697,400

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	5,000	5,000	Monroe Cnty, NY Indl Dev Agy Civic Fac Rev Cloverwood Sr Living, Ser A	6.875	05/01/33	—	3,930,350	3,930,350
1,530	635	2,165	Monroe Cnty, NY Indl Dev Agy Woodland Vlg Proj (Prerefunded @ 11/15/10)	8.000	11/15/15	1,681,287	697,789	2,379,076
—	1,570	1,570	Monroe Cnty, NY Indl Dev Agy Woodland Vlg Proj (Prerefunded @ 11/15/10)	8.550	11/15/32	—	1,787,194	1,787,194
—	1,000	1,000	Mount Vernon, NY Indl Dev Agy Civic Fac Rev	6.200	06/01/29	—	735,220	735,220
3,900	9,100	13,000	Nassau Cnty, NY Indl Dev Agy Continuing Care Retirement Amsterdam at Harborside, Ser A	6.700	01/01/43	2,971,527	6,933,563	9,905,090
3,000	11,250	14,250	New York City Indl Dev Agy Civic Fac Rev Polytechnic Univ Proj (ACA Insd)	5.250	11/01/37	2,227,590	8,353,462	10,581,052
—	3,000	3,000	New York City Indl Dev Agy Civic Fac Rev Psch Inc Proj	6.375	07/01/33	—	2,234,940	2,234,940
—	2,650	2,650	New York City Indl Dev Agy Civic Fac Rev Spl Place Inc Proj, Ser A	7.000	01/01/33	—	2,102,245	2,102,245
15,780	31,900	47,680	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.250	03/01/15	13,241,945	26,769,204	40,011,149
5,000	21,760	26,760	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.500	03/01/35	3,420,950	14,887,974	18,308,924
—	315	315	New York City Indl Dev Agy Rev Lycee Francais De NY Proj, Ser A (ACA Insd)	5.375	06/01/23	—	255,389	255,389
—	5,000	5,000	New York City Indl Dev Agy Rev Lycee Francais De NY Proj, Ser C	6.800	06/01/28	—	4,800,650	4,800,650
—	7,500	7,500	New York City Indl Dev Agy Rev Visy Paper Inc Proj (AMT)	7.950	01/01/28	—	6,389,025	6,389,025
—	2,500	2,500	New York Liberty Dev Corp Rev Natl Sports Museum Proj, Ser A (Acquired 8/07/06, Cost $2,500,000) (a) (c) (e)	6.125	02/15/19	—	2,500	2,500
—	10,100	10,100	New York St Dorm Auth Rev Non St Supported Debt Orange Reg Med Ctr	6.500	12/01/21	—	8,665,295	8,665,295
—	2,125	2,125	New York St Dorm Auth Rev Non St Supported Debt Orange Regl Med Ctr	6.125	12/01/29	—	1,585,271	1,585,271

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	1,275	1,275	New York St Dorm Auth Rev Non St Supported Debt Orange Regl Med Ctr	6.250	12/01/37	—	910,057	910,057
—	2,500	2,500	New York St Dorm Auth Rev Winthrop South Nassau Univ	5.500	07/01/23	—	2,196,725	2,196,725
—	4,695	4,695	New York St Dorm Auth Rev Winthrop South Nassau Univ	5.750	07/01/28	—	3,963,190	3,963,190
—	4,000	4,000	New York St Dorm Auth Rev Winthrop Univ Hosp Assn, Ser A	5.500	07/01/23	—	3,514,760	3,514,760
2,500	—	2,500	New York St Energy Resh & Dev Auth Gas Fac Reg (d)	11.564	04/01/20	2,538,575	—	2,538,575
6,000	14,000	20,000	New York St Environmental Fac Corp St Clean Wtr & Drinking, Ser A (b) (m)	5.000	06/15/34	5,856,810	13,665,890	19,522,700
—	1,555	1,555	Newark-Wayne Cmnty Hosp Inc NY Hosp Rev Impt & Rfdg, Ser A	7.600	09/01/15	—	1,470,968	1,470,968
—	1,250	1,250	Oneida Cnty, NY Indl Dev Agy Civic Fac Saint Elizabeth Med, Ser A	5.875	12/01/29	—	845,400	845,400
—	1,520	1,520	Oneida Cnty, NY Indl Dev Agy Civic Fac Saint Elizabeth Med, Ser B	6.000	12/01/19	—	1,199,310	1,199,310
—	4,000	4,000	Orange Cnty, NY Indl Dev Agy Arden Hill Life Care Ctr Proj, Ser A	7.000	08/01/31	—	3,015,760	3,015,760
—	125	125	Oswego Cnty, NY Indl Dev Agy Civic Fac Rev Sub Saint Luke Residential Hlth, Ser B	7.000	02/01/12	—	123,554	123,554
4,095	9,555	13,650	Port Auth NY & NJ Cons 144th (b)	5.000	10/01/35	4,047,641	9,444,496	13,492,137
—	1,000	1,000	Seneca Nation Indians Cap Impt Auth NY Spl Oblig, Ser A (f)	5.000	12/01/23	—	637,300	637,300
—	3,500	3,500	Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev Eastn Long Is Hosp Assn (f)	5.500	01/01/37	—	2,028,390	2,028,390
1,000	1,000	2,000	Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev Gurwin Jewish Phase II	6.700	05/01/39	693,410	693,410	1,386,820
1,380	955	2,335	Suffolk Cnty, NY Indl Dev Agy Cont Care Retirement Peconic Landing, Ser A	8.000	10/01/20	1,318,838	912,674	2,231,512
—	2,000	2,000	Suffolk Cnty, NY Indl Dev Agy Continuing Care Retirement Peconic Landing, Ser A	8.000	10/01/30	—	1,672,660	1,672,660

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
4,000	4,000	8,000	Suffolk Cnty, NY Indl Dev Agy Medford Hamlet Asstd Living Proj (AMT)	6.375	01/01/39	2,543,000	2,543,000	5,086,000
—	4,415	4,415	Sullivan Cnty, NY Indl Dev Agy Civic Fac Rev Hebrew Academy Spl Children	7.500	06/01/32	—	3,534,031	3,534,031
1,000	2,325	3,325	Syracuse, NY Indl Dev Agy Rev First Mtg Jewish Home, Ser A	7.375	03/01/31	796,660	1,852,235	2,648,895
—	1,350	1,350	Syracuse, NY Indl Dev Agy Rev First Mtg Jewish Home, Ser A	7.375	03/01/21	—	1,208,210	1,208,210
—	3,750	3,750	Utica, NY Indl Dev Agy Civic Fac Rev Utica College Civic Fac	6.850	12/01/31	—	2,997,075	2,997,075
2,315	—	2,315	Utica, NY Indl Dev Agy Civic Utica College Civic Fac	6.750	12/01/21	2,071,624	—	2,071,624
—	5,000	5,000	Westchester Cnty, NY Indl Dev Agy Mtg Kendal on Hudson Proj, Ser A	6.375	01/01/24	—	3,882,900	3,882,900
1,000	2,000	3,000	Westchester Cnty, NY Indl Dev Hebrew Hosp Sr Hsg Inc, Ser A (Prerefunded @ 7/01/10)	7.375	07/01/30	1,099,460	2,198,920	3,298,380

						48,347,559	166,990,990	215,338,549

			NORTH CAROLINA 1.1%
—	1,000	1,000	Halifax Cnty, NC Indl Fac & Pollutn Ctl Fin Auth Intl Paper Co Proj, Ser A (AMT)	5.900	09/01/25	—	660,370	660,370
—	5,125	5,125	Johnston, NC Mem Hosp Auth Mem Hosp Auth (FSA Insd) (b)	5.250	10/01/28	—	4,730,888	4,730,888
—	8,000	8,000	Johnston, NC Mem Hosp Auth Mem Hosp Auth (FSA Insd) (b)	5.250	10/01/36	—	7,089,400	7,089,400
—	1,000	1,000	North Carolina Med Care Commn First Mtg Arbor Acres Cmnty Proj (Prerefunded @ 3/01/12)	6.250	03/01/27	—	1,140,530	1,140,530
—	7,050	7,050	North Carolina Med Care Commn First Mtg Baptist Retirement, Ser A	6.400	10/01/31	—	4,868,800	4,868,800
—	3,000	3,000	North Carolina Med Care Commn First Mtg Forest at Duke Proj (Prerefunded @ 9/01/12)	6.375	09/01/32	—	3,467,370	3,467,370
—	2,500	2,500	North Carolina Med Care Commn First Mtg Salemtowne Proj (Prerefunded @ 4/01/11)	6.625	04/01/31	—	2,783,950	2,783,950

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	1,250	1,250	North Carolina Med Care Commn First Mtg Utd Methodist Homes (Prerefunded @ 10/01/09)	7.250	10/01/32	—	1,301,988	1,301,988
2,145	5,005	7,150	North Carolina Med Care Commn Hlthcare Fac Rev Pennybyrn at Maryfield, Ser A	6.125	10/01/35	1,367,545	3,190,938	4,558,483
—	9,500	9,500	North Carolina Med Care Commn Retirement Fac Rev First Mtg Givens Estates Proj, Ser A (Prerefunded @ 7/01/13)	6.500	07/01/32	—	11,378,530	11,378,530
2,895	6,755	9,650	North Carolina Med Care Commn Retirement Fac Rev First Mtg Vlg at Brookwood Rfdg	5.250	01/01/32	1,665,406	3,885,949	5,551,355

						3,032,951	44,498,713	47,531,664

			NORTH DAKOTA 0.3%
—	2,610	2,610	Devils Lake, ND Hlthcare Fac Rev & Impt Lk Reg Lutheran Rfdg (c)	6.100	10/01/23	—	1,703,834	1,703,834
—	495	495	Fargo, ND Multi-Family Rev Hsg Trollwood Vlg Proj Rfdg, Ser A (AMT)	7.250	09/01/21	—	387,872	387,872
—	765	765	Fargo, ND Multi-Family Rev Hsg Trollwood Vlg Proj Rfdg, Ser A (AMT)	7.400	09/01/26	—	574,109	574,109
—	2,120	2,120	Fargo, ND Multi-Family Rev Hsg Trollwood Vlg Proj Rfdg, Ser A (AMT)	7.600	09/01/31	—	1,548,236	1,548,236
—	1,545	1,545	Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj Rfdg	5.200	12/01/26	—	986,591	986,591
—	2,400	2,400	Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj Rfdg	5.300	12/01/34	—	1,360,080	1,360,080
—	2,840	2,840	Lincoln, ND Muni Indl Dev Act Mo Slope Lutheran Care Ctr Proj	5.350	11/01/41	—	1,608,264	1,608,264
1,820	4,150	5,970	Traill Cnty, ND Hlthcare Rev Hillsboro Med Ctr	5.500	05/01/42	1,030,630	2,350,062	3,380,692

						1,030,630	10,519,048	11,549,678

			OHIO 3.6%
7,200	13,255	20,455	Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp Proj (c)	6.500	09/01/36	4,580,064	8,431,771	13,011,835

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					STRategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	1,500	1,500	Akron Bath Copley, OH St Twp Hosp Dist Rev Summa Hosp, Ser A	5.375	11/15/24	—	1,286,445	1,286,445
—	4,000	4,000	Athens Cnty, OH Hosp Fac Rev Impt O’Bleness Mem Rfdg, Ser A	6.900	11/15/23	—	3,197,400	3,197,400
5,000	7,650	12,650	Athens Cnty, OH Hosp Fac Rev Impt O’Bleness Mem Rfdg, Ser A	7.125	11/15/33	3,694,250	5,652,202	9,346,452
6,260	16,550	22,810	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.125	06/01/24	4,485,353	11,858,240	16,343,593
1,000	12,340	13,340	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.750	06/01/34	572,980	7,070,573	7,643,553
14,000	17,900	31,900	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.875	06/01/30	8,529,780	10,905,933	19,435,713
15,000	26,050	41,050	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.875	06/01/47	8,006,400	13,904,448	21,910,848
—	26,720	26,720	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A2	6.500	06/01/47	—	15,734,339	15,734,339
—	60,000	60,000	Buckeye, OH Tob Settlement Fin Auth Cap Apprec First Sub B	*	06/01/47	—	853,200	853,200
—	4,000	4,000	Buckeye, OH Tob Settlement Fin Auth Sr Turbo, Ser A-2	6.000	06/01/42	—	2,204,320	2,204,320
—	1,050	1,050	Centerville, OH Hlthcare Rev Bethany Lutheran Vlg Proj, Ser A	6.000	11/01/38	—	655,631	655,631
—	5,000	5,000	Cleveland Cuyahoga Cnty, OH Spl Assmt Tax Increment Proj	7.350	12/01/31	—	4,312,200	4,312,200
2,810	—	2,810	Cleveland-Cuyahoga Cnty, OH Spl Assmt/Tax Increment	7.000	12/01/18	2,683,634	—	2,683,634
—	1,355	1,355	Cuyahoga Cnty, OH Hlthcare & Indpt Living Fac Rev Eliza Jennings Sr Care, Ser A	5.750	05/15/27	—	906,468	906,468
2,000	3,000	5,000	Cuyahoga Cnty, OH Hlthcare & Indpt Living Fac Rev Eliza Jennings Sr Care, Ser A	6.000	05/15/37	1,238,060	1,857,090	3,095,150
—	3,645	3,645	Cuyahoga Cnty, OH Hlthcare & Indpt Living Fac Rev Eliza Jennings Sr Care, Ser A	6.000	05/15/42	—	2,144,426	2,144,426

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
1,000	2,500	3,500	Cuyahoga Cnty, OH Hlthcare Fac Franciscan Cnty OH Inc Proj, Ser C	6.250	05/15/32	678,940	1,697,350	2,376,290
—	3,000	3,000	Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc Proj	7.500	01/01/30	—	2,888,310	2,888,310
1,760	4,000	5,760	Dayton, OH Spl Fac Rev Air Fght Cargo Day LLC Proj (AMT)	6.300	04/01/22	1,337,547	3,039,880	4,377,427
—	2,000	2,000	Dayton, OH Spl Fac Rev Air Fght, Ser D (AMT)	6.200	10/01/09	—	2,023,600	2,023,600
5,955	—	5,955	Franklin Cnty, OH Hlthcare Fac Rev Impt Lutheran Sr City Proj Rfdg	6.125	12/15/28	3,974,367	—	3,974,367
—	1,955	1,955	Hamilton Cnty, OH Multi-Family Rev Hsg Garden Hill Washington Pk Apt (AMT) (c)	7.750	10/01/21	—	1,141,681	1,141,681
1,500	—	1,500	Lucas Cnty, OH Hlthcare & Impt Sunset Retirement Rfdg	6.500	08/15/20	1,485,030	—	1,485,030
—	1,000	1,000	Lucas Cnty, OH Hlthcare Impt Sunset Retirement Rfdg, Ser A	6.550	08/15/24	—	940,490	940,490
—	500	500	Lucas Cnty, OH Hlthcare Impt Sunset Retirement Rfdg, Ser A	6.625	08/15/30	—	451,495	451,495
4,340	3,000	7,340	Norwood, OH Tax Increment Rev Fin Cornerstone at Norwood (c)	6.200	12/01/31	2,803,683	1,938,030	4,741,713
2,000	5,000	7,000	Ohio St Higher Ed Fac Commn Rev Univ Hosp Hlth Sys 2009, Ser A	6.750	01/15/39	1,988,280	4,970,700	6,958,980
—	920	920	Pinnacle Cmnty Infrastructure Fac, Ser A	6.000	12/01/22	—	653,384	653,384
—	2,000	2,000	Pinnacle Cmnty Infrastructure Fac, Ser A	6.250	12/01/36	—	1,217,260	1,217,260
—	500	500	Port Gtr Cincinnati Dev Auth Coop Pub Pkg Infrastructure Proj	6.300	02/15/24	—	389,450	389,450
—	2,030	2,030	Port Gtr Cincinnati Dev Auth Coop Pub Pkg Infrastructure Proj	6.400	02/15/34	—	1,426,339	1,426,339
—	1,500	1,500	Tuscarawas Cnty, OH Hosp Fac Rev Twin City Hosp Proj	6.100	11/01/22	—	1,139,655	1,139,655
—	1,920	1,920	Tuscarawas Cnty, OH Hosp Fac Rev Twin City Hosp Proj	6.200	11/01/27	—	1,353,389	1,353,389
—	2,000	2,000	Tuscarawas Cnty, OH Hosp Fac Rev Twin City Hosp Proj	6.350	11/01/37	—	1,321,400	1,321,400

						46,058,368	117,567,099	163,625,467

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
			OKLAHOMA 0.8%
—	3,405	3,405	Atoka Cnty, OK Hlthcare Auth Hosp Rev Atoka Mem Hosp	6.625	10/01/37	—	2,183,967	2,183,967
—	4,000	4,000	Chickasaw Nation, OK Hlth Sys (f)	6.250	12/01/32	—	3,136,880	3,136,880
1,000	1,170	2,170	Citizen Potawatomi Nation, OK, Ser A	6.500	09/01/16	940,840	1,100,783	2,041,623
225	—	225	Langston, OK Econ Dev Langston Cmnty Dev Corp Proj, Ser A (l)	7.000	08/01/10	234,927	—	234,927
—	2,000	2,000	Oklahoma Cnty, OK Fin Auth Rev Epworth Villa Proj Rfdg	6.000	04/01/22	—	1,519,780	1,519,780
—	1,990	1,990	Oklahoma Cnty, OK Fin Auth Rev Epworth Villa Proj Rfdg, Ser A (Prerefunded @ 4/01/10)	7.600	04/01/30	—	2,127,947	2,127,947
4,500	—	4,500	Oklahoma Cnty, OK Fin Auth Rev Retirement Fac Concordia, Ser A	6.000	11/15/38	2,823,615	—	2,823,615
—	3,500	3,500	Oklahoma Dev Fin Auth Hosp Rev Great Plains Regl Med Ctr Proj	5.000	12/01/27	—	2,521,365	2,521,365
—	7,695	7,695	Oklahoma Dev Fin Auth Hosp Rev Great Plains Regl Med Ctr Proj	5.125	12/01/36	—	5,185,122	5,185,122
—	5,000	5,000	Oklahoma Dev Fin Auth Rev Comanche Cnty Hosp Proj, Ser B	6.375	07/01/21	—	4,638,500	4,638,500
—	500	500	Oklahoma Dev Fin Auth Rev Comanche Cnty Hosp Proj, Ser B	6.600	07/01/31	—	423,375	423,375
1,065	—	1,065	Oklahoma Dev Fin Auth Rev Hillcrest Hlthcare Sys Rfdg, Ser A (Prerefunded @ 8/15/09)	5.750	08/15/12	1,094,767	—	1,094,767
1,000	1,000	2,000	Oklahoma Dev Fin Auth Rev Hillcrest Hlthcare Sys Rfdg, Ser A (Prerefunded @ 8/15/09)	5.750	08/15/15	1,027,950	1,027,950	2,055,900
—	3,740	3,740	Oklahoma Dev Fin Auth Rev Hillcrest Hlthcare Sys Rfdg, Ser A (Prerefunded @ 8/15/09)	5.625	08/15/19	—	3,842,812	3,842,812

						6,122,099	27,708,481	33,830,580

			OREGON 0.9%
—	900	900	Clatsop Care Ctr Hlth Dist OR Rev Sr Hsg (c)	6.000	08/01/14	—	833,796	833,796

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
2,145	4,000	6,145	Clatsop Care Ctr Hlth Dist OR Rev Sr Hsg (c)	6.875	08/01/28	1,616,236	3,013,960	4,630,196
—	1,635	1,635	Douglas Cnty, OR Hosp Fac Auth Rev Elderly Hsg Forest Glen, Ser A (c)	7.500	09/01/27	—	1,383,995	1,383,995
1,500	3,500	5,000	Gilliam Cnty, OR Solid Waste Disp Rev Waste Mgmt Proj Conv (AMT)	5.250	07/01/29	1,145,385	2,672,565	3,817,950
2,400	8,900	11,300	Multnomah Cnty, OR Hosp Fac Auth Rev Terwilliger Plaza Proj Rfdg (Acquired 12/27/05, Cost $10,976,517) (a)	6.500	12/01/29	1,725,408	6,398,388	8,123,796
4,788	3,528	8,316	Oregon St Hlth Hsg Ed & Cultural Fac Auth Saint Anthony Vlg Hsg, Ser A (AMT) (c)	7.250	06/01/28	3,878,066	2,857,416	6,735,482
890	2,690	3,580	Oregon St Hlth Hsg Ed Auth OR Baptist Retirement Homes, Ser A	8.000	11/15/26	790,863	2,390,361	3,181,224
—	9,925	9,925	Yamhill Cnty, OR Hosp Auth Rev Friendsview Retirement Cmnty (Prerefunded @ 12/01/13)	7.000	12/01/34	—	12,151,872	12,151,872

						9,155,958	31,702,353	40,858,311

			PENNSYLVANIA 5.0%
—	1,000	1,000	Allegheny Cnty, PA Hosp Dev Auth Hlthcare Fac Villa Saint Joseph	5.875	08/15/18	—	825,710	825,710
—	4,500	4,500	Allegheny Cnty, PA Hosp Dev Auth Hlthcare Fac Villa Saint Joseph	6.000	08/15/28	—	3,102,615	3,102,615
14,000	26,500	40,500	Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys West PA, Ser A	5.375	11/15/40	7,598,920	14,383,670	21,982,590
—	7,050	7,050	Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys, Ser A	5.000	11/15/28	—	4,002,708	4,002,708
—	1,000	1,000	Allegheny Cnty, PA Hosp Dev Auth Rev Hosp South Hills Hlth Sys, Ser B (Prerefunded @ 5/01/10)	6.625	05/01/20	—	1,054,350	1,054,350
—	1,695	1,695	Allegheny Cnty, PA Indl Dev Auth Lease Rev (AMT)	6.625	09/01/24	—	1,269,674	1,269,674
—	6,540	6,540	Allegheny Cnty, PA Indl Dev Auth Lease Rev Air Fght Cargo Fac Pit LLC (AMT)	7.750	09/01/31	—	5,284,124	5,284,124

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
1,500	—	1,500	Allegheny Cnty, PA Redev Auth Pittsburgh Mills Proj	5.600	07/01/23	1,100,040	—	1,100,040
1,500	3,500	5,000	Berks Cnty, PA Indl Dev Auth First Mtg Rev Rfdg One Douglassville Proj A (AMT)	6.125	11/01/34	1,028,685	2,400,265	3,428,950
—	4,275	4,275	Blair Cnty, PA Indl Dev Auth Vlg of PA St Proj, Ser A	7.000	01/01/34	—	3,051,580	3,051,580
1,250	4,600	5,850	Bucks Cnty, PA Indl Dev Auth Retirement Cmnty Fac Rev Ann’s Choice Inc, Ser A	6.250	01/01/35	835,087	3,073,122	3,908,209
1,500	—	1,500	Bucks Cnty, PA Indl Dev Auth Retirement Cmnty Rev Ann’s Choice Inc Fac, Ser A	6.125	01/01/25	1,082,190	—	1,082,190
—	1,000	1,000	Bucks Cnty, PA Indl Dev Auth Rev First Mtg Hlthcare Fac Chandler	6.100	05/01/14	—	917,560	917,560
1,000	900	1,900	Bucks Cnty, PA Indl Dev Auth Rev First Mtg Hlthcare Fac Chandler	6.200	05/01/19	819,550	737,595	1,557,145
1,800	2,000	3,800	Bucks Cnty, PA Indl Dev Auth Rev First Mtg Hlthcare Fac Chandler	6.300	05/01/29	1,263,402	1,403,780	2,667,182
—	1,000	1,000	Chartiers Vly, PA Indl & Coml Dev Auth First Mtg Rev Asbury Hlth Ctr Rfdg	6.375	12/01/19	—	868,210	868,210
—	2,500	2,500	Chartiers Vly, PA Indl & Coml Dev Auth First Mtg Rev Asbury Hlth Ctr Rfdg	6.375	12/01/24	—	1,925,500	1,925,500
—	8,000	8,000	Chester Cnty, PA Hlth & Ed Fac Chester Cnty Hosp, Ser A	6.750	07/01/31	—	6,759,920	6,759,920
—	2,250	2,250	Chester Cnty, PA Hlth & Ed Jenners Pond Inc Proj (Prerefunded @ 7/01/12)	7.250	07/01/24	—	2,695,680	2,695,680
—	2,200	2,200	Chester Cnty, PA Hlth & Ed Jenners Pond Inc Proj (Prerefunded @ 7/01/12)	7.625	07/01/34	—	2,661,428	2,661,428
—	2,500	2,500	Crawford Cnty, PA Hosp Auth Sr Living Fac Rev	6.250	08/15/29	—	1,807,550	1,807,550
—	4,000	4,000	Dauphin Cnty, PA Gen Auth Rev Office & Pkg Forum Place, Ser A (c) (k)	5.100	01/15/25	—	2,408,720	2,408,720
3,000	5,500	8,500	Dauphin Cnty, PA Gen Auth Rev Office & Pkg Riverfront Office	6.000	01/01/25	2,032,890	3,726,965	5,759,855
—	1,000	1,000	Delaware Cnty, PA Auth First Mt White Horse Vlg Proj, Ser A (Prerefunded @ 7/01/10)	7.625	07/01/30	—	1,094,000	1,094,000

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
1,000	1,500	2,500	Fulton Cnty, PA Indl Dev Auth Hosp Rev Fulton Cnty Med Ctr Proj	5.875	07/01/31	647,610	971,415	1,619,025
1,900	1,900	3,800	Fulton Cnty, PA Indl Dev Auth Hosp Rev Fulton Cnty Med Ctr Proj	5.900	07/01/40	1,164,092	1,164,092	2,328,184
230	470	700	Harrisburg, PA Auth Univ Rev Harrisburg Univ of Science, Ser A	5.400	09/01/16	217,154	443,750	660,904
2,050	6,450	8,500	Harrisburg, PA Auth Univ Rev Harrisburg Univ of Science, Ser B	6.000	09/01/36	1,509,251	4,748,619	6,257,870
—	4,530	4,530	Hazleton, PA Hlth Svc Auth Hazleton Saint Joseph’s Med Ctr	6.200	07/01/26	—	3,332,087	3,332,087
2,200	2,200	4,400	Indiana Cnty, PA Indl Dev Auth PSEG Pwr LLC Proj Rfdg (AMT)	5.850	06/01/27	1,859,110	1,859,110	3,718,220
1,000	—	1,000	Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr Saint Anne’s Home	6.625	04/01/28	757,400	—	757,400
—	1,650	1,650	Lancaster, PA Indl Dev Auth Rev Garden Spot Vlg Proj, Ser A (Prerefunded @ 5/01/10)	7.625	05/01/31	—	1,790,877	1,790,877
1,200	—	1,200	Lehigh Cnty, PA Gen Purp Auth First Mtg Bible Fellowship Church (c)	7.625	11/01/21	1,080,408	—	1,080,408
—	1,500	1,500	Lehigh Cnty, PA Gen Purp Auth Good Shepherd Group, Ser A	5.625	11/01/34	—	1,331,340	1,331,340
—	3,000	3,000	Lehigh Cnty, PA Gen Purp Auth Rev First Mtg Bible Fellowship Church Home Inc Proj, Ser A (c)	6.000	12/15/23	—	2,179,350	2,179,350
—	3,000	3,000	Lehigh Cnty, PA Gen Purp Auth Rev First Mtg Bible Fellowship Church Home Inc (c)	7.750	11/01/33	—	2,338,170	2,338,170
2,755	—	2,755	Lehigh Cnty, PA Gen Purp Auth Rev Good Shepherd Grp, Ser A	5.500	11/01/24	2,612,649	—	2,612,649
—	3,000	3,000	Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig Grp Rfdg (c)	6.000	11/01/18	—	1,927,080	1,927,080
5,500	6,085	11,585	Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig Grp Rfdg (c)	6.000	11/01/23	3,008,445	3,328,434	6,336,879
3,585	—	3,585	Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig Grp (c)	6.200	11/01/14	3,284,613	—	3,284,613

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
1,000	1,790	2,790	Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev Lifepath Inc Proj	6.100	06/01/18	796,620	1,425,950	2,222,570
—	4,000	4,000	Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev Lifepath Inc Proj	6.300	06/01/28	—	2,708,040	2,708,040
4,180	4,180	8,360	Montgomery Cnty, PA Higher Ed & Hlth Auth Rev Impt & Rfdg	6.875	04/01/36	3,052,403	3,052,403	6,104,806
—	873	873	Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The Meadowood Corp Proj Rfdg, Ser A	6.000	12/01/10	—	872,939	872,939
—	3,000	3,000	Montgomery Cnty, PA Indl Dev Auth Rev Hlthcare Adv Geriatric, Ser A	8.375	07/01/23	—	2,717,490	2,717,490
1,085	—	1,085	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cont Care Proj	6.000	02/01/21	792,723	—	792,723
—	1,500	1,500	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Continuing Care Proj	6.125	02/01/28	—	973,185	973,185
4,500	13,755	18,255	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cont Care Proj	6.250	02/01/35	2,724,750	8,328,652	11,053,402
—	2,140	2,140	Montgomery Cnty, PA Indl Dev Auth Rev Wordsworth Academy (c)	7.750	09/01/14	—	2,139,722	2,139,722
—	1,600	1,600	Mount Lebanon, PA Hosp Auth Saint Clair Mem Hosp, Ser A	5.625	07/01/32	—	1,299,712	1,299,712
1,635	—	1,635	Northeastern, PA Hosp & Ed Auth Hlthcare Rev Oakwood Ter Proj (c) (f)	6.500	10/01/32	1,138,647	—	1,138,647
1,315	2,190	3,505	Northeastern, PA Hosp & Ed Auth Hlthcare Rev (c)	7.125	10/01/29	1,026,831	1,710,083	2,736,914
—	2,900	2,900	Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Amtrak Proj, Ser A (AMT)	6.125	11/01/21	—	2,478,485	2,478,485
—	2,755	2,755	Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Amtrak Proj, Ser A (AMT)	6.250	11/01/31	—	2,056,663	2,056,663
—	3,000	3,000	Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Amtrak Proj, Ser A (AMT)	6.375	11/01/41	—	2,198,460	2,198,460
—	2,650	2,650	Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Amtrak Proj, Ser A (AMT)	6.500	11/01/16	—	2,564,537	2,564,537

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
3,750	13,250	17,000	Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Reliant Energy, Ser B (AMT)	6.750	12/01/36	3,188,138	11,264,753	14,452,891
3,000	9,000	12,000	Pennsylvania Econ Dev Fin Auth Reliant Energy Seward, Ser A (AMT)	6.750	12/01/36	2,550,510	7,651,530	10,202,040
—	2,230	2,230	Pennsylvania Econ Dev Fin Northwestn Human Svc, Ser A (c)	5.250	06/01/28	—	1,359,787	1,359,787
—	1,565	1,565	Pennsylvania St Higher Ed Fac Auth Rev UPMC Hlth Sys, Ser A (b)	6.000	01/15/31	—	1,580,204	1,580,204
—	5,000	5,000	Pennsylvania St Higher Ed Fac La Salle Univ	5.500	05/01/34	—	3,973,300	3,973,300
980	985	1,965	Pennsylvania St Higher Ed Student Assn Inc Proj, Ser A	6.750	09/01/32	802,640	806,735	1,609,375
—	2,600	2,600	Philadelphia, PA Auth for Indl Dev Baptist Home of Philadelphia, Ser A	5.500	11/15/18	—	2,015,702	2,015,702
—	5,485	5,485	Philadelphia, PA Auth for Indl Dev Baptist Home of Philadelphia, Ser A	5.600	11/15/28	—	3,541,445	3,541,445
2,150	8,500	10,650	Philadelphia, PA Auth for Indl Dev Rev Coml Dev Rfdg (AMT)	7.750	12/01/17	1,829,779	7,234,010	9,063,789
1,195	560	1,755	Philadelphia, PA Hosp & Higher Ed Fac Auth Rev Centralized Comp Human Svc, Ser A (c)	6.125	01/01/13	1,089,374	510,502	1,599,876
—	4,000	4,000	Philadelphia, PA Hosp & Higher Ed Fac Auth Rev Centralized Comp Human Svc, Ser A (c)	7.250	01/01/21	—	3,493,440	3,493,440
—	4,300	4,300	Susquehanna Area Regl Arpt Auth PA Sys Rev, Ser A (AMT)	6.500	01/01/38	—	2,914,755	2,914,755
1,500	2,500	4,000	Westmoreland Cnty, PA Indl Dev Hlthcare Fac Redstone, Ser B (Prerefunded @ 11/15/10)	8.000	11/15/23	1,663,320	2,772,200	4,435,520

						52,557,231	174,513,734	227,070,965

			RHODE ISLAND 0.2%
1,825	2,000	3,825	Rhode Island St Econ Dev Corp Rev Oblig Providence Pl	7.250	07/01/20	1,547,764	1,696,180	3,243,944
—	1,400	1,400	Tiverton, RI Spl Oblig Tax Mount Hope Bay Vlg, Ser A	6.875	05/01/22	—	1,247,764	1,247,764

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
2,915	—	2,915	Tobacco Settlement Fin Corp RI Asset Bkd, Ser A	6.000	06/01/23	2,613,852	—	2,613,852

						4,161,616	2,943,944	7,105,560

			SOUTH CAROLINA 1.4%
2,465	2,465	4,930	Lancaster Cnty, SC Assmt Rev Edenmoor Impt Dist, Ser B (Acquired 05/19/06, Cost $4,930,000) (a)	5.750	12/01/37	1,247,389	1,247,389	2,494,778
1,675	—	1,675	Lancaster Cnty, SC Assmt Rev Sun City Carolina Lakes Impt	5.450	12/01/37	940,228	—	940,228
—	4,080	4,080	Laurens Cnty, SC Sch Dist No 55 Installment Pur Rev	5.250	12/01/30	—	3,378,036	3,378,036
—	1,700	1,700	Medical Univ SC Hosp Auth Rfdg, Ser A (Prerefunded @ 8/15/12)	6.375	08/15/27	—	1,982,183	1,982,183
1,000	—	1,000	Myrtle Beach, SC Tax Increment Myrtle Beach Air Force Base, Ser A	5.250	11/01/26	621,270	—	621,270
1,250	—	1,250	Myrtle Beach, SC Tax Increment Myrtle Beach Air Force Base, Ser A	5.300	11/01/35	692,875	—	692,875
—	10,995	10,995	Piedmont Muni Pwr Agy SC Elec Rev (MBIA Insd) (b)	5.375	01/01/25	—	11,839,086	11,839,086
—	7,000	7,000	Richland Cnty, SC Environmental Impt Rev Intl Paper, Ser A (AMT)	6.100	04/01/23	—	4,989,110	4,989,110
3,000	—	3,000	South Carolina Jobs Econ Dev Auth Econ Dev Rev Westminster Impt & Rfdg	5.375	11/15/30	1,904,400	—	1,904,400
—	500	500	South Carolina Jobs Econ Dev Auth Econ Dev Rev Westminster Presbyterian Ctr (Prerefunded @ 11/15/10)	7.500	11/15/20	—	562,960	562,960
—	208	208	South Carolina Jobs Econ Dev Auth Econ Dev Rev Westminster Presbyterian Ctr (l)	6.750	11/15/10	—	220,218	220,218
—	495	495	South Carolina Jobs Econ Dev Auth Fac Rev Palmetto Hlth, Ser C (Prerefunded @ 8/01/13)	6.375	08/01/34	—	583,140	583,140
—	1,200	1,200	South Carolina Jobs Econ Dev Auth Hlth Fac Rev First Mtg Lutheran Homes Rfdg	5.650	05/01/18	—	964,500	964,500

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	2,500	2,500	South Carolina Jobs Econ Dev Auth Hlth Fac Rev First Mtg Wesley Commons Rfdg	5.125	10/01/26	—	1,587,025	1,587,025
2,250	1,500	3,750	South Carolina Jobs Econ Dev Auth Hlth Fac Rev First Mtg Wesley Commons Rfdg	5.300	10/01/36	1,265,152	843,435	2,108,587
—	1,000	1,000	South Carolina Jobs Econ Dev Auth Hlthcare Fac Rev First Mtg Lutheran Homes Rfdg	5.625	05/01/42	—	582,730	582,730
—	9,900	9,900	South Carolina Jobs Econ Dev Auth Hosp Fac Rev Palmetto Hlth Alliance Rfdg, Ser A	6.250	08/01/31	—	8,458,461	8,458,461
—	5,000	5,000	South Carolina Jobs Econ Dev Auth Hosp Fac Rev Palmetto Hlth Alliance, Ser A	6.125	08/01/23	—	4,605,400	4,605,400
800	1,200	2,000	South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000	11/15/27	550,920	826,380	1,377,300
2,000	1,700	3,700	South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000	11/15/37	1,235,600	1,050,260	2,285,860
—	3,200	3,200	South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000	11/15/42	—	1,904,544	1,904,544
1,000	—	1,000	South Carolina Jobs Econ Dev Episcopal Home Still Proj, Ser A	6.000	05/15/17	837,990	—	837,990
—	2,540	2,540	South Carolina Jobs Econ Dev First Mtg Lutheran Homes Rfdg	5.700	05/01/26	—	1,731,061	1,731,061
—	1,650	1,650	South Carolina Jobs Econ Episcopal Home Still Proj, Ser A	6.250	05/15/25	—	1,231,972	1,231,972
—	3,350	3,350	South Carolina Jobs Econ Episcopal Home Still Proj, Ser A	6.375	05/15/32	—	2,261,250	2,261,250
—	4,005	4,005	South Carolina Jobs Econ Palmetto Hlth, Ser C (Prerefunded @ 8/01/13)	6.375	08/01/34	—	4,678,280	4,678,280

						9,295,824	55,527,420	64,823,244

			SOUTH DAKOTA 0.5%
1,010	—	1,010	Keystone, SD Econ Dev Rev Wtr Quality Mgmt Corp A (Mun Govt Gtd.) (AMT)	6.000	12/15/18	782,457	—	782,457
—	3,750	3,750	Minnehaha Cnty, SD Hlth Fac Bethany Lutheran Home Proj, Ser A (Prerefunded @ 12/01/12)	7.000	12/01/35	—	4,453,200	4,453,200

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	2,000	2,000	Minnehaha Cnty, SD Hlth Fac Rev Bethany Lutheran Rfdg	5.375	12/01/27	—	1,291,800	1,291,800
—	2,315	2,315	Minnehaha Cnty, SD Hlth Fac Rev Bethany Lutheran Rfdg	5.500	12/01/35	—	1,357,724	1,357,724
—	6,285	6,285	Sioux Falls, SD Hlth Fac Rev Dow Rummel Vlg Proj Rfdg	5.000	11/15/26	—	3,889,158	3,889,158
1,750	3,250	5,000	Sioux Falls, SD Hlth Fac Rev Dow Rummel Vlg Proj Rfdg	5.000	11/15/33	958,405	1,779,895	2,738,300
—	1,750	1,750	Sioux Falls, SD Hlth Fac Rev Dow Rummel Vlg Proj, Ser A (Prerefunded @ 11/15/12)	6.625	11/15/23	—	2,061,290	2,061,290
—	3,250	3,250	Sioux Falls, SD Hlth Fac Rev Dow Rummel Vlg Proj, Ser A (Prerefunded @ 11/15/12)	6.750	11/15/33	—	3,842,345	3,842,345

						1,740,862	18,675,412	20,416,274

			TENNESSEE 1.8%
—	1,200	1,200	Johnson City, TN Hlth & Ed Appalachian Christian Vlg Proj, Ser A	6.000	02/15/19	—	994,716	994,716
—	1,000	1,000	Johnson City, TN Hlth & Ed Appalachian Christian Vlg Proj, Ser A	6.000	02/15/24	—	755,550	755,550
—	5,000	5,000	Johnson City, TN Hlth & Ed Fac Brd Hosp Rev First Mtg Mtn St Hlth Rfdg, Ser A (Prerefunded @ 7/01/12)	7.500	07/01/25	—	5,716,200	5,716,200
1,000	7,000	8,000	Johnson City, TN Hlth & Ed Fac Brd Hosp Rev First Mtg Mtn St Hlth Rfdg, Ser A (Prerefunded @ 7/01/12)	7.500	07/01/33	1,143,240	8,002,680	9,145,920
—	8,330	8,330	Johnson City, TN Hlth & Ed Fac Brd Hosp Rev First Mtg Mtn St Hlth Rfdg, Ser A	5.500	07/01/36	—	6,152,121	6,152,121
—	1,200	1,200	Johnson City, TN Hlth & Ed Fac Brd Retirement Fac Rev Appalachian Christian Vlg Proj, Ser A	6.250	02/15/32	—	815,868	815,868
—	7,000	7,000	Knox Cnty, TN Hlth Ed & Hsg Fac Brd Hosp Fac Rev Baptist Hlth Sys East TN	6.500	04/15/31	—	6,703,970	6,703,970
2,230	2,235	4,465	Memphis, TN Hlth Ed & Hsg Fac Brd Multi-Family Hsg Rev Hilldale Apts Proj (AMT)	6.700	11/01/37	1,589,120	1,592,683	3,181,803

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	4,850	4,850	Metropolitan Govt Nashville & Davidson Blakeford at Green Hills Rfdg	5.650	07/01/24	—	3,372,981	3,372,981
1,750	1,900	3,650	Shelby Cnty, TN Hlth & Ed Germantown Vlg, Ser A	7.000	12/01/23	1,419,617	1,541,299	2,960,916
2,500	8,000	10,500	Shelby Cnty, TN Hlth & Ed Germantown Vlg, Ser A	7.250	12/01/34	1,843,250	5,898,400	7,741,650
—	6,265	6,265	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Hosp Rev Methodist Hlthcare (b)	6.500	09/01/21	—	7,233,005	7,233,005
—	3,735	3,735	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Hosp Rev Methodist Hlthcare (b)	6.500	09/01/21	—	4,308,547	4,308,547
—	1,725	1,725	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Residential Care Germantown Vlg, Ser A	6.375	12/01/13	—	1,583,136	1,583,136
—	375	375	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Hlthcare Fac Kirby Pines, Ser A	6.250	11/15/16	—	326,513	326,513
—	4,700	4,700	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Hlthcare Fac Kirby Pines, Ser A	6.375	11/15/25	—	3,591,223	3,591,223
1,000	—	1,000	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Trezevant Manor Proj, Ser A	5.625	09/01/26	685,100	—	685,100
2,000	—	2,000	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Trezevant Manor Proj, Ser A	5.750	09/01/37	1,246,400	—	1,246,400
800	—	800	Shelby Cnty, TN Hlth Ed Hsg Vlg at Germantown	6.250	12/01/34	516,936	—	516,936
—	4,500	4,500	Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd Hosp Rev Wellmont Hlth Sys Proj (Prerefunded @ 9/01/12)	6.250	09/01/32	—	5,176,170	5,176,170
2,100	4,750	6,850	Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd Hosp Rev Wellmont Hlth Sys Proj, Ser C	5.250	09/01/36	1,237,404	2,798,890	4,036,294
4,460	—	4,460	Sullivan Cnty, TN Hlth Ed & Hsg First Mtg Fac Brd Rev Inc Proj (c)	8.410	11/01/19	4,365,136	—	4,365,136
2,390	—	2,390	Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj, Ser A (Acquired 06/08/89, Cost $2,390,000) (a) (c)	10.000	11/01/19	1,948,926	—	1,948,926
1,160	—	1,160	Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj, Ser B (Acquired 06/08/89, Cost $1,160,000) (a) (e) (c)	10.000	11/01/20	12	—	12

						15,995,141	66,563,952	82,559,093

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
			TEXAS 5.9%
—	1,805	1,805	Abia Dev Corp TX Arpt Fac Rev Aero Austin LP Proj (AMT)	7.250	01/01/25	—	1,424,885	1,424,885
2,700	3,775	6,475	Abia Dev Corp TX Arpt Fac Rev Austin Belly Port Dev LLC Proj, Ser A (AMT)	6.500	10/01/23	2,068,470	2,892,027	4,960,497
—	2,000	2,000	Abilene, TX Hlth Fac Dev Corp Retirement Fac Rev Sears Methodist Retirement, Ser A	6.750	11/15/28	—	1,513,740	1,513,740
—	5,000	5,000	Abilene, TX Hlth Fac Dev Corp Retirement Fac Rev Sears Methodist Retirement, Ser A	7.000	11/15/33	—	3,617,500	3,617,500
—	2,750	2,750	Alliance Arpt Auth Inc TX Spl Fac Rev FedEx Corp Proj Rfdg (AMT)	4.850	04/01/21	—	2,180,860	2,180,860
2,000	7,660	9,660	Angelina & Neches Riv Auth TX Indl Dev Corp Environmental Aspen Pwr LLC Proj, Ser A (AMT)	6.500	11/01/29	1,224,120	4,688,380	5,912,500
1,000	—	1,000	Atlanta, TX Hosp Auth Fac Rev	6.700	08/01/19	892,880	—	892,880
2,035	1,700	3,735	Atlanta, TX Hosp Auth Fac Rev	6.750	08/01/29	1,536,282	1,283,381	2,819,663
—	7,000	7,000	Austin, TX Convention Enterprises Inc Convention Ctr Second Tier Rfdg, Ser B (f)	5.750	01/01/34	—	4,232,270	4,232,270
985	1,935	2,920	Austin-Bergstorm Landhost Enterprises Inc TX Arpt Hotel Sr, Ser A	6.750	04/01/27	620,964	1,219,863	1,840,827
—	750	750	Bexar Cnty, TX Hlth Fac Dev Corp Army Retirement Residence Proj (Prerefunded @ 7/01/12)	6.125	07/01/22	—	859,905	859,905
—	1,000	1,000	Bexar Cnty, TX Hlth Fac Dev Corp Army Retirement Residence Proj (Prerefunded @ 7/01/12)	6.300	07/01/32	—	1,152,040	1,152,040
940	3,290	4,230	Bexar Cnty, TX Hsg Fin Corp Multi-Family Hsg Rev Woodland Ridge Apt Proj, Ser A (AMT) (c)	7.000	01/01/39	709,174	2,482,108	3,191,282
—	5,000	5,000	Brazos Riv Auth TX Pollutn Ctl Rev TXU Energy Co Proj Rfdg, Ser A (AMT) (h)	6.750	04/01/38	—	2,774,250	2,774,250

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	9,500	9,500	Brazos Riv Auth TX Pollutn Ctl Rev TXU Energy Co Proj Rfdg, Ser B (AMT) (h)	6.300	07/01/32	—	4,099,345	4,099,345
—	10,000	10,000	Brazos Riv Auth TX Pollutn TX Util Co, Ser A (AMT)	7.700	04/01/33	—	5,118,300	5,118,300
—	1,000	1,000	Brazos Riv Auth TX Rev Reliant Energy Inc Proj Rfdg, Ser A (h)	5.375	04/01/19	—	840,200	840,200
1,825	—	1,825	Dallas Cnty, TX Flood Ctl Dist No 1 Cap Apprec Rfdg (Acquired 08/28/89, Cost $660,829) (a)	*	08/01/11	1,580,340	—	1,580,340
3,445	6,000	9,445	Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg	7.250	04/01/32	2,910,095	5,068,380	7,978,475
—	3,000	3,000	Dallas-Fort Worth, TX Intl Arpt Impt Jt, Ser A (NATL Insd) (AMT)	6.000	11/01/32	—	2,922,330	2,922,330
—	4,000	4,000	Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	6.250	11/01/28	—	4,004,600	4,004,600
2,500	8,000	10,500	Decatur, TX Hosp Auth Hosp Wise Regl Hlth Sys, Ser A	7.000	09/01/25	1,993,050	6,377,760	8,370,810
3,500	5,000	8,500	Decatur, TX Hosp Auth Hosp Wise Regl Hlth Sys, Ser A	7.125	09/01/34	2,640,330	3,771,900	6,412,230
1,500	920	2,420	Grand Prairie, TX Hsg Fin Corp Indpt Sr Living Ctr Rev (c) (k)	7.500/3.750	07/01/17	1,235,160	757,565	1,992,725
—	1,000	1,000	Grand Prairie, TX Hsg Fin Corp Indpt Sr Living Ctr Rev (c) (k)	7.625/3.813	01/01/20	—	780,510	780,510
3,000	7,390	10,390	Grand Prairie, TX Hsg Fin Corp Indpt Sr Living Ctr Rev (c) (k)	7.750/3.100	01/01/34	2,091,390	5,151,791	7,243,181
—	1,975	1,975	Grapevine, TX Indl Dev Corp Rev Sr Air Cargo (AMT)	6.500	01/01/24	—	1,543,502	1,543,502
—	1,830	1,830	Gregg Cnty, TX Hlth Fac Dev Corp Hosp Rev Good Shepherd, Ser A (Prerefunded @ 10/01/12)	6.375	10/01/21	—	2,136,836	2,136,836
—	1,220	1,220	Gregg Cnty, TX Hlth Fac Dev Corp Hosp Rev Good Shepherd, Ser A (Prerefunded @ 10/01/12)	6.500	10/01/29	—	1,429,742	1,429,742
—	1,170	1,170	Gregg Cnty, TX Hlth Fac Dev Corp Hosp Rev Good Shepherd, Ser A	6.375	10/01/21	—	1,117,689	1,117,689

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	2,070	2,070	Gregg Cnty, TX Hlth Fac Dev Corp Hosp Rev Good Shepherd, Ser A	6.500	10/01/26	—	1,880,367	1,880,367
—	780	780	Gregg Cnty, TX Hlth Fac Dev Corp Hosp Rev Good Shepherd, Ser A	6.500	10/01/29	—	687,539	687,539
—	6,500	6,500	Gulf Coast Waste Disp Auth TX Waste Mgmt D Conv 5/3/04 (AMT)	4.550	04/01/12	—	6,110,260	6,110,260
—	1,050	1,050	Gulf Coast Waste Disp Auth Valero Energy Corp Proj (AMT)	5.700	04/01/32	—	774,732	774,732
3,605	8,545	12,150	HFDC Cent TX Inc Retirement Fac Rev Vlg at Gleannloch Farms, Ser A	5.500	02/15/37	2,172,012	5,148,362	7,320,374
—	4,300	4,300	HFDC Cent TX Inc Retirement, Ser A	5.500	02/15/27	—	2,876,098	2,876,098
—	8,100	8,100	HFDC Cent TX Inc Retirement, Ser A	5.625	11/01/26	—	5,259,654	5,259,654
—	1,500	1,500	Hopkins Cnty, TX Hosp Dist Hosp Rev	6.000	02/15/33	—	1,119,735	1,119,735
—	2,000	2,000	Hopkins Cnty, TX Hosp Dist Hosp Rev	6.000	02/15/38	—	1,452,360	1,452,360
420	3,980	4,400	Houston, TX Arpt Sys Rev Spl Fac Contl, Ser E (AMT)	6.750	07/01/21	284,999	2,700,709	2,985,708
4,185	9,775	13,960	Houston, TX Arpt Sys Rev Spl Fac Contl, Ser E (AMT)	6.750	07/01/29	2,565,405	5,992,075	8,557,480
—	1,100	1,100	Houston, TX Arpt Sys Rev Spl Fac Contl, Ser E (AMT)	7.375	07/01/22	—	779,504	779,504
—	500	500	Houston, TX Hlth Fac Dev Corp Buckingham Sr Living Cmnty, Ser A (Prerefunded @ 2/15/14)	7.000	02/15/23	—	594,785	594,785
—	3,980	3,980	Houston, TX Indl Dev Corp Rev Sr Air Cargo (AMT)	6.375	01/01/23	—	3,101,614	3,101,614
40	—	40	Lower CO Riv Auth TX Rev Rfdg, Ser A (FSA Insd) (Prerefunded @ 5/15/09)	5.875	05/15/14	40,669	—	40,669
20	—	20	Lower CO Riv Auth TX Rev Rfdg, Ser A (FSA Insd) (Prerefunded @ 5/15/09)	5.875	05/15/15	20,335	—	20,335
1,000	2,500	3,500	Lubbock, TX Hlth Fac Dev Corp Rev First Mtg Carillon Proj Rfdg, Ser A	6.500	07/01/26	734,620	1,836,550	2,571,170
5,000	10,000	15,000	Lubbock, TX Hlth Fac Dev Corp Rev First Mtg Carillon Proj Rfdg, Ser A	6.625	07/01/36	3,453,500	6,907,000	10,360,500

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	1,500	1,500	Lubbock, TX Hlth Fac Dev Corp Rev First Mtg Carillon Proj, Ser A (Prerefunded @ 7/01/09)	6.500	07/01/29	—	1,552,815	1,552,815
2,500	2,500	5,000	Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem Hlth Sys East TX	5.500	02/15/37	1,626,275	1,626,275	3,252,550
2,195	8,515	10,710	Meadow Parc Dev Inc TX Multi-Family Rev Hsg Meadow Parc Apt Proj	6.500	12/01/30	1,607,618	6,236,386	7,844,004
—	1,000	1,000	Mesquite, TX Hlth Fac Dev Corp Retirement Fac Christian Care Ctr, Ser A (Prerefunded @ 2/15/10)	7.625	02/15/28	—	1,069,990	1,069,990
—	500	500	Metropolitan Hlth Fac Dev Corp TX Wilson N Jones Mem Hosp Proj	6.625	01/01/11	—	497,660	497,660
2,500	2,500	5,000	Metropolitan Hlth Fac Dev Corp TX Wilson N Jones Mem Hosp Proj	7.250	01/01/31	1,945,725	1,945,725	3,891,450
1,500	2,000	3,500	Midlothian, TX Dev Auth Increment Contract Rev Tax (Acquired 12/02/04, Cost $3,150,000) (a)	6.200	11/15/29	1,147,305	1,529,740	2,677,045
2,000	2,000	4,000	Midlothian, TX Dev Auth Tax Increment Contract Rev (Prerefunded @ 5/15/11)	7.875	11/15/26	2,311,180	2,311,180	4,622,360
—	5,000	5,000	Mission, TX Econ Dev Corp Solid Waste Disp Rev Waste Mgmt Inc Proj (AMT) (h)	6.000	08/01/20	—	4,780,300	4,780,300
—	3,505	3,505	Orange, TX Hsg Dev Corp Multi-Family Rev Hsg Vlg at Pine Hallow (c)	8.000	03/01/28	—	2,812,062	2,812,062
1,000	—	1,000	Richardson, TX Hosp Auth Rev Baylor & Richardson Impt Rfdg	5.625	12/01/28	722,570	—	722,570
—	3,000	3,000	Richardson, TX Hosp Auth Rev Richardson Regl Impt & Rfdg	6.000	12/01/34	—	2,169,630	2,169,630
—	2,000	2,000	Sabine River Auth TX Pollutn Ctl Rev TX Elec Proj Rfdg, Ser A (AMT) (h)	6.450	06/01/21	—	995,860	995,860
—	4,000	4,000	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Air Force Vlg Oblig Group	5.125	05/15/37	—	2,623,360	2,623,360
750	—	750	Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev (GNMA Collateralized) (AMT)	6.900	07/02/24	772,560	—	772,560
1,675	2,000	3,675	Texas St Pub Fin Auth Sch Excellence Ed Proj, Ser A (Acquired 12/02/04, Cost $3,640,246) (a)	7.000	12/01/34	1,280,387	1,528,820	2,809,207

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	1,000	1,000	Texas St Student Hsg Corp MSU Proj Midwestern St Univ (Prerefunded @ 9/01/12)	6.500	09/01/22	—	1,153,030	1,153,030
1,500	4,375	5,875	Texas St Student Hsg Corp MSU Proj Midwestern St Univ (Prerefunded @ 9/01/12)	6.500	09/01/34	1,729,545	5,044,506	6,774,051
—	15,000	15,000	Texas Wtr Dev Brd Rev St Revolving Fd Sub Lien, Ser A (b)	5.000	07/15/25	—	15,518,400	15,518,400
2,950	6,200	9,150	Tomball, TX Hosp Auth Rev Hosp Tomball Regl Hosp	6.000	07/01/29	2,220,907	4,667,670	6,888,577
—	3,110	3,110	Tyler, TX Hlth Fac Dev Corp Hosp Rev & Impt East TX Med Ctr Rfdg	5.250	11/01/32	—	2,109,855	2,109,855
—	10,000	10,000	University, TX Univ Rev Fin Sys, Ser D (b)	5.000	08/15/29	—	11,248,100	11,248,100
—	15,000	15,000	University, TX Univ Rev Fin Sys, Ser D (b)	5.000	08/15/34	—	16,872,150	16,872,150
880	7,390	8,270	Wichita Cnty, TX Hlth Fac Rolling Meadows Fac Rfdg, Ser A	6.250	01/01/28	631,321	5,301,660	5,932,981
2,500	4,500	7,000	Woodhill Pub Fac Corp TX Hsg-Woodhill Apt Proj (c)	7.500	12/01/29	2,100,550	3,780,990	5,881,540

						46,869,738	220,039,167	266,908,905

			UTAH 0.4%
—	1,396	1,396	Eagle Mountain, UT Spl Assmt Spl Impt Dist No 2000 1	8.250	02/01/21	—	1,310,020	1,310,020
1,000	1,000	2,000	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (c) (e)	7.800	09/01/15	237,500	237,500	475,000
—	500	500	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (c) (e) (j)	7.600	09/01/06	—	118,750	118,750
585	—	585	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (c) (e)	7.800	09/01/25	138,937	—	138,937
1,165	—	1,165	Hildale, UT Elec Rev Gas Turbine Elec Fac Proj (c) (e)	8.000	09/01/20	276,687	—	276,687
—	6,965	6,965	Mountain Regl Wtr Spl Svc Dist UT Spl Impt Dist No 2002-1	7.000	12/01/18	—	6,333,484	6,333,484
—	5,000	5,000	Utah St Charter Sch Fin Auth George Washington Academy, Ser A	7.000	07/15/40	—	3,765,050	3,765,050

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
2,275	2,300	4,575	Utah St Hsg Fin Agy Rev RHA Cmnty Svc Proj, Ser A (c)	6.875	07/01/27	1,690,189	1,708,762	3,398,951

						2,343,313	13,473,566	15,816,879

			VERMONT 0.3%
2,750	—	2,750	Vermont Econ Dev Auth Mtg Rev Wake Robin Corp Proj, Ser A	5.375	05/01/36	1,566,290	—	1,566,290
—	1,215	1,215	Vermont Ed & Hlth Bldg Fin Agy Rev Bennington College Proj	6.500	10/01/14	—	1,163,946	1,163,946
1,000	4,130	5,130	Vermont Ed & Hlth Bldg Fin Agy Rev Bennington College Proj	6.625	10/01/29	755,300	3,119,389	3,874,689
—	1,290	1,290	Vermont Ed & Hlth Bldg Fin Agy Rev Dev & Mental Hlth, Ser A	6.375	06/15/22	—	1,198,539	1,198,539
—	2,170	2,170	Vermont Ed & Hlth Bldg Fin Agy Rev Dev & Mental Hlth, Ser A	6.500	06/15/32	—	1,829,700	1,829,700
215	105	320	Vermont Ed & Hlth Bldg Fin Agy Rev VT Council Dev Mental Hlth, Ser A	6.000	12/15/09	216,092	105,533	321,625
—	1,930	1,930	Vermont Ed & Hlth Bldg Fin Agy Rev VT Council Dev Mental Hlth, Ser A	6.125	12/15/14	—	1,934,844	1,934,844
—	1,325	1,325	Vermont Ed & Hlth Bldg Fin Agy Rev VT Council Dev Mental Hlth, Ser A	6.250	12/15/19	—	1,274,425	1,274,425

						2,537,682	10,626,376	13,164,058

			VIRGINIA 1.9%
4,000	—	4,000	Albemarle Cnty, VA Indl Dev Auth Ed Fac Rev Covenant Sch Inc, Ser A	7.750	07/15/32	3,501,200	—	3,501,200
—	2,500	2,500	Albemarle Cnty, VA Indl Dev Auth Residential Care Fac, Ser A (Prerefunded @ 1/01/12)	6.200	01/01/31	—	2,822,200	2,822,200
—	2,000	2,000	Bedford Cnty, VA Indl Dev Auth Nekoosa Packaging Proj Rfdg (AMT)	6.300	12/01/25	—	1,246,380	1,246,380
—	1,900	1,900	Bedford Cnty, VA Indl Dev Auth Nekoosa Packaging Proj Rfdg, Ser A (AMT)	6.550	12/01/25	—	1,219,154	1,219,154
—	506	506	Bell Creek Cmnty Dev Auth VA Spl Assmt, Ser A	6.750	03/01/22	—	394,230	394,230

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen				Van Kampen
Municipal	High Yield				Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma			Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	3,098	3,098	Bell Creek Cmnty Dev Auth VA Spl Assmt, Ser B	7.000	03/01/32	—	2,135,296	2,135,296
—	10,000	10,000	Broad Str Cmnty Dev Auth VA	7.500	06/01/33	—	7,509,000	7,509,000
—	1,463	1,463	Celebrate, VA North Cmnty Dev Auth Spl Assmt Rev Celebrate VA North Proj, Ser B	6.600	03/01/25	—	1,091,866	1,091,866
—	8,000	8,000	Celebrate, VA North Cmnty Dev Auth Spl Assmt Rev Celebrate VA North Proj, Ser B	6.750	03/01/34	—	5,493,680	5,493,680
5,000	5,000	10,000	Celebrate, VA South Cmnty Dev Celebrate VA South Proj	6.250	03/01/37	3,154,100	3,154,100	6,308,200
—	3,000	3,000	Chesterfield Cnty, VA Hlth Ctr Commn Residential Care Fac Lucy Corr Vlg, Ser A	6.125	12/01/30	—	2,009,190	2,009,190
—	3,500	3,500	Chesterfield Cnty, VA Hlth Ctr Commn Residential Care Fac Lucy Corr Vlg, Ser A	6.250	12/01/38	—	2,253,825	2,253,825
—	4,000	4,000	Chesterfield Cnty, VA Indl Dev Elec & Pwr, Ser A	5.875	06/01/17	—	4,126,640	4,126,640
— —	2,385 3,500	2,385 3,500	Dulles Town Ctr Cmnty Dev Auth Dulles Town Ctr Proj Fairfax Cnty, VA Econ Dev Auth Living Lewinsville Retirement Villa, Ser A	6.250 5.250	03/01/26 03/01/32	— —	1,703,486 2,029,125	1,703,486 2,029,125
2,500	4,500	7,000	Farms New Kent, VA Cmnty Dev, Ser B	5.450	03/01/36	1,388,225	2,498,805	3,887,030
2,500	4,750	7,250	Farms New Kent, VA Cmnty Dev, Ser C	5.800	03/01/36	1,438,575	2,733,293	4,171,868
—	795	795	Henrico Cnty, VA Econ Dev Auth Residential Care Fac Rev Utd Methodist Rfdg, Ser A (Prerefunded @ 6/01/12)	6.700	06/01/27	—	924,108	924,108
—	5,200	5,200	Isle Wight Cnty, VA Indl Dev Auth Environment Impt Rev, Ser A (AMT)	5.700	11/01/27	—	3,208,088	3,208,088
—	1,200	1,200	James City Cnty, VA Indl Dev Auth Residential Care Fac Rev First Mtg Williamsburg Rfdg, Ser A	6.000	03/01/23	—	908,412	908,412
—	3,000	3,000	James City Cnty, VA Indl Dev Auth Residential Care Fac Rev First Mtg Williamsburg Rfdg, Ser A	6.125	03/01/32	—	2,136,660	2,136,660
1,000	—	1,000	New Port Cmnty Dev Auth VA Spl Assmt	5.500	09/01/26	566,000	—	566,000
2,500	—	2,500	New Port Cmnty Dev Auth VA Spl Assmt	5.600	09/01/36	1,264,800	—	1,264,800

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	500	500	Norfolk, VA Redev & Hsg Auth First Mtg Retirement Cmnty, Ser A	6.000	01/01/25	—	370,685	370,685
—	1,950	1,950	Norfolk, VA Redev & Hsg Auth First Mtg Retirement Cmnty, Ser A	6.125	01/01/35	—	1,296,945	1,296,945
4,000	—	4,000	Peninsula Ports Auth VA Rfdg Residential Care Fac Rev VA Baptist Homes, Ser C	5.400	12/01/33	2,406,360	—	2,406,360
1,500	—	1,500	Peninsula Town Ctr Cmnty Dev Auth VA Spl Oblig	6.350	09/01/28	987,990	—	987,990
1,250	5,000	6,250	Peninsula Town Ctr Cmnty Dev Auth VA Spl Oblig	6.450	09/01/37	781,175	3,124,700	3,905,875
—	2,840	2,840	Prince William Cnty, VA Indl Dev First Mtg Westminster Lake Rfdg	5.125	01/01/26	—	1,840,121	1,840,121
—	5,180	5,180	Richmond, VA Redev & Hsg Auth Multi-Family Rev Rfdg, Ser A	6.250	12/15/21	—	4,384,974	4,384,974
4,000	7,000	11,000	Roanoke Cnty, VA Indl Dev Auth Glebe Inc, Ser A (c) (e)	6.300	07/01/35	840,800	1,471,400	2,312,200
—	1,645	1,645	Virginia Gateway Cmnty Dev Auth VA Spl Assmt	6.250	03/01/26	—	1,196,425	1,196,425
—	3,916	3,916	Virginia Gateway Cmnty Dev Prince William Cnty	6.375	03/01/30	—	2,726,750	2,726,750
—	5,000	5,000	Washington Cnty, VA Indl Dev Auth Hosp Fac Rev Mtn St Hlth Alliance, Ser C	7.750	07/01/38	—	5,000,750	5,000,750

						16,329,225	71,010,288	87,339,513

			WASHINGTON 1.7%
2,000	5,000	7,000	Kalispel Tribe Indians Priority Dist WA Rev	6.750	01/01/38	1,419,340	3,548,350	4,967,690
—	2,000	2,000	Kennewick, WA Pub Hosp Dist Impt & Rfdg	6.300	01/01/25	—	1,449,060	1,449,060
—	410	410	King Cnty, WA Pub Hosp Dist No 004 Snoqualmie Vly Hosp	7.000	12/01/11	—	401,841	401,841
1,000	400	1,400	King Cnty, WA Pub Hosp Dist No 004 Snoqualmie Vly Hosp (c)	7.250	12/01/15	952,030	380,812	1,332,842
4,050	12,010	16,060	Port Seattle, WA Spl Fac Rev Northwest Airlines Proj (AMT)	7.250	04/01/30	2,643,273	7,838,447	10,481,720
—	2,000	2,000	Skagit Cnty, WA Pub Hosp Dist Rfdg	6.000	12/01/18	—	1,803,080	1,803,080

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	1,000	1,000	Skagit Cnty, WA Pub Hosp Dist Rfdg	6.000	12/01/23	—	847,710	847,710
—	2,215	2,215	Tobacco Settlement Auth WA Tob Settlement Rev	6.500	06/01/26	—	2,018,109	2,018,109
8,830	8,315	17,145	Tobacco Settlement Auth WA Tob Settlement Rev	6.625	06/01/32	6,255,084	5,890,263	12,145,347
4,500	6,300	10,800	Washington St Hlth Care Fac Auth Rev Seattle Cancer Care Alliance	7.375	03/01/38	4,630,140	6,482,196	11,112,336
—	6,375	6,375	Washington St Hlth Care Fac Auth Rev Swedish Hlth Svcs, Ser A	6.500	11/15/30	—	6,390,682	6,390,682
—	1,500	1,500	Washington St Hlth Care Fac Auth Rev Swedish Hlth Svcs, Ser A	6.500	11/15/33	—	1,489,845	1,489,845
7,225	16,800	24,025	Washington St Hsg Fin Commn Nonprofit Custodial Rev Custodial Rcpt Wesley Homes, Ser A (Acquired 5/07/08, Cost $24,025,000) (a) (c)	6.200	01/01/36	5,066,820	11,781,672	16,848,492
1,000	—	1,000	Washington St Hsg Fin Commn Nonprofit Rev Skyline at First Hill Proj, Ser A	5.625	01/01/27	660,280	—	660,280
4,000	6,100	10,100	Washington St Hsg Fin Commn Nonprofit Rev Skyline at First Hill Proj, Ser A	5.625	01/01/38	2,357,560	3,595,279	5,952,839

						23,984,527	53,917,346	77,901,873

			WEST VIRGINIA 0.6%
1,000	8,250	9,250	Harrison Cnty, WV Cnty Commn Solid Waste Disp Rev Allegheny Energy Rfdg, Ser D (AMT)	5.500	10/15/37	735,180	6,065,235	6,800,415
6,500	5,000	11,500	West Virginia St Hosp Fin Auth Hosp Rev Thomas Health Sys	6.500	10/01/38	4,981,340	3,831,800	8,813,140
—	15,000	15,000	West Virginia St Hosp Fin Auth Hosp Rev Thomas Health Sys	6.750	10/01/43	—	11,665,350	11,665,350
1,500	—	1,500	West Virginia St Hosp Fin Auth Hosp Rev Thomas Hlth Sys	6.000	10/01/20	1,305,150	—	1,305,150

						7,021,670	21,562,385	28,584,055

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
			WISCONSIN 1.5%
—	6,405	6,405	Badger Tob Asset Sec Corp WI	6.375	06/01/32	—	7,179,749	7,179,749
800	—	800	Baldwin, WI Hosp Rev Mtg, Ser A	6.125	12/01/18	662,704	—	662,704
1,000	4,180	5,180	Baldwin, WI Hosp Rev Mtg, Ser A	6.375	12/01/28	714,650	2,987,237	3,701,887
—	3,685	3,685	Hudson, WI Fac Hlthcare Rev Christian Cmnty Home Inc Proj	6.500	04/01/33	—	2,545,193	2,545,193
1,685	—	1,685	Milwaukee, WI Rev Sr Air Cargo (AMT)	6.500	01/01/25	1,305,471	—	1,305,471
—	2,275	2,275	Milwaukee, WI Rev Sub Air Cargo (AMT)	7.500	01/01/25	—	1,908,202	1,908,202
—	4,000	4,000	Superior, WI Collateralized Util Rev Superior Wtr Lt & Pwr Proj, Ser B (AMT)	5.750	11/01/37	—	3,205,680	3,205,680
1,000	—	1,000	Waukesha, WI Redev Auth Hsg Rfdg Sr Kirkland Crossings Proj	5.500	07/01/31	715,790	—	715,790
1,500	2,500	4,000	Waukesha, WI Redev Auth Hsg Sr Kirkland Crossings Proj Rfdg	5.600	07/01/41	1,014,075	1,690,125	2,704,200
750	1,000	1,750	Wisconsin Hlth & Ed Fac Auth Rev Eastcastle Pl Inc Proj	6.000	12/01/24	544,155	725,540	1,269,695
—	4,400	4,400	Wisconsin Hlth & Ed Fac Eastcastle Pl Inc Proj	6.125	12/01/34	—	2,843,456	2,843,456
—	8,725	8,725	Wisconsin St Hlth & Ed Fac Auth Rev Aurora Hlthcare Inc, Ser A	5.600	02/15/29	—	6,632,570	6,632,570
—	6,000	6,000	Wisconsin St Hlth & Ed Fac Auth Rev Aurora Hlthcare	6.400	04/15/33	—	5,192,400	5,192,400
—	2,750	2,750	Wisconsin St Hlth & Ed Fac Auth Rev New Castle Pl Proj, Ser A	7.000	12/01/31	—	2,052,628	2,052,628
1,000	1,250	2,250	Wisconsin St Hlth & Ed Fac Auth Rev Oakwood Vlg Proj, Ser A	7.625	08/15/30	955,370	1,194,213	2,149,583
—	1,115	1,115	Wisconsin St Hlth & Ed Fac Auth Rev Spl Term Middleton Glen Inc Proj	5.750	10/01/18	—	897,218	897,218
—	2,485	2,485	Wisconsin St Hlth & Ed Fac Auth Rev Spl Term Middleton Glen Inc Proj	5.750	10/01/28	—	1,627,153	1,627,153
—	335	335	Wisconsin St Hlth & Ed Fac Auth Rev Spl Term Middleton Glen Inc Proj	5.900	10/01/28	—	224,222	224,222
—	1,200	1,200	Wisconsin St Hlth & Ed Fac Auth Rev Tomah Mem Hosp Inc Proj	6.500	07/01/23	—	951,372	951,372

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
—	1,000	1,000	Wisconsin St Hlth & Ed Fac Auth Rev Tomah Mem Hosp Inc Proj, Ser B	6.625	07/01/28	—	763,260	763,260
—	250	250	Wisconsin St Hlth & Ed Fac Blood Ctr Southeastn Proj	5.500	06/01/24	—	234,450	234,450
—	1,045	1,045	Wisconsin St Hlth & Ed Fac Cmnty Mem Hosp Inc Proj	7.125	01/15/22	—	919,652	919,652
—	2,355	2,355	Wisconsin St Hlth & Ed Fac Cmnty Mem Hosp Inc Proj	7.250	01/15/33	—	1,828,375	1,828,375
1,000	2,380	3,380	Wisconsin St Hlth & Ed Fac Divine Savior Hlthcare, Ser C (Prerefunded @ 5/01/12)	7.500	05/01/32	1,173,980	2,794,072	3,968,052
2,000	—	2,000	Wisconsin St Hlth & Ed Fac Fort Hlthcare Inc Proj	6.100	05/01/34	1,615,840	—	1,615,840
—	330	330	Wisconsin St Hlth & Ed Fac Froedert & Cmnty	5.375	10/01/30	—	315,427	315,427
—	2,000	2,000	Wisconsin St Hlth & Ed Fac Oakwood Vlg Proj, Ser A (Prerefunded @ 8/15/10)	7.000	08/15/19	—	2,187,540	2,187,540
—	2,250	2,250	Wisconsin St Hlth & Ed Fac Southwest Hlth Ctr A	6.250	04/01/34	—	1,539,383	1,539,383
1,500	—	1,500	Wisconsin St Hlth & Ed Fac Southwest Hlth Ctr, Ser A	6.125	04/01/24	1,196,820	—	1,196,820
—	3,630	3,630	Wisconsin St Hlth & Ed Fac Synergy Hlth Inc	6.000	11/15/23	—	3,670,257	3,670,257
—	2,750	2,750	Wisconsin St Hlth & Ed Fac Utd Lutheran Pgm for the Aging	5.700	03/01/28	—	2,018,142	2,018,142

						9,898,855	58,127,516	68,026,371

			WYOMING 0.1%
3,000	2,000	5,000	Sweetwater Cnty, WY Solid Waste Disp Rev FMC Corp Proj Rfdg (AMT)	5.600	12/01/35	2,212,050	1,474,700	3,686,750
—	2,100	2,100	Teton Cnty, WY Hosp Dist Hosp Rst Johns Med Ctr	6.750	12/01/22	—	1,715,931	1,715,931
1,500	—	1,500	Teton Cnty, WY Hosp Dist Hosp Saint Johns Med Ctr	6.750	12/01/27	1,143,900	—	1,143,900

						3,355,950	3,190,631	6,546,581

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Van Kampen
Strategic	Van Kampen					Van Kampen
Municipal	High Yield					Strategic	Van Kampen High
Income Fund	Municipal Fund	Proforma				Municipal	Yield Municipal
Par Amount	Par Amount	Par Amount			Maturity	Income Fund	Fund	Proforma
(000)	(000)	(000)	Description	Coupon	Date	Value	Value	Value
			PUERTO RICO 0.1%
—	5,000	5,000	Puerto Rico Indl Tourist Ed & Trans Mem Mennonite Gen Hosp Proj, Ser A	6.500	07/01/26	—	3,791,800	3,791,800
75	—	75	Puerto Rico Pub Bldgs Auth Rev Govt Fac, Ser I (Comwth Gtd) (Prerefunded @ 7/01/14)	5.250	07/01/33	84,633	—	84,633

						84,633	3,791,800	3,876,433

			U.S. VIRGIN ISLANDS 0.0%**
1,000	—	1,000	Virgin Islands Pub Fin Auth Refinery Fac Rev Sr Sec Hovensa Refinery (AMT)	5.875	07/01/22	696,850	—	696,850

						696,850	—	696,850

TOTAL LONG-TERM INVESTMENTS 104.2%
(Cost $1,356,759,785, $4,726,442,849 and $6,083,202,634)						980,637,010	3,723,506,958	4,704,143,968

TOTAL SHORT-TERM INVESTMENTS 0.3% (Cost $800,000, $15,200,000 and $16,000,000)						800,000	15,200,000	16,000,000

TOTAL INVESTMENTS 104.5% (Cost $1,357,559,785, $4,741,642,849 and $6,099,202,634)						981,437,010	3,738,706,958	4,720,143,968

LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD (6.7%)
(Cost ($35,705,000, $267,175,000 and $302,880,000) (35,705, 267,175 and 302,880) Notes with interest rates ranging from 0.39% to 1.63% at March 31, 2009 and contractual maturities of collateral ranging from 2021 to 2046 (n)						(35,705,000)	(267,175,000)	(302,880,000)

TOTAL NET INVESTMENTS 97.8%
(Cost $1,321,854,785, $4,474,467,849 and $5,796,322,634)						945,732,010	3,471,531,958	4,417,263,968

OTHER ASSETS IN EXCESS OF LIABILITIES 2.2%						25,039,110	72,880,206	97,919,316

NET ASSETS 100.0%						$970,771,120	$3,544,412,164	$4,515,183,284

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PROFORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
MARCH 31, 2009

Percentages represent proforma combined market values as a percentage of proforma net assets.

*	Zero coupon bond

**	Amount is less than 0.01%

(a)	Securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. The proforma market value of restricted securities comprises 3.1% of proforma net assets.

(b)	Underlying security related to Inverse Floaters entered into by the Fund.

(c)	Security has been deemed illiquid.

(d)	Inverse Floating Rate.

(e)	Non-income producing security.

(f)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(g)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.

(h)	Variable Rate Coupon.

(i)	Security includes a feature allowing the Fund an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.

(j)	This issuer is currently in liquidation.

(k)	Interest is accruing at less than the stated coupon. Coupon is shown as stated coupon/actual coupon.

(l)	Escrowed to Maturity.

(m)	Security purchased on a when-issued or delayed delivery basis.

(n)	Floating rate notes. The interest rates shown reflect the rates in the effect at March 31, 2009.
ACA — American Capital Access

AGL — Assured Guaranty Ltd.

AMBAC — AMBAC Indemnity Corp.

AMT — Alternative Minimum Tax

BHAC — Berkshire Hathaway Assurance Corp.

Comwth — Commonwealth of Puerto Rico

FGIC — Financial Guaranty Insurance Co.

FSA — Financial Security Assurance Inc.

GNMA — Government National Mortgage Association

GTY AGMT — Guarantee Agreement

LOC — Letter of Credit

Mun Govt Gtd — Municipal Government Guaranteed

MBIA — Municipal Bond Investors Assurance Corp.

NATL — National Public Finance Guarantee Corp.

Syncora Gtd — Syncora Guarantee Inc.

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009 (Unaudited)
Amounts in Thousands

	Strategic	High Yield
	Municipal	Municipal
	Income Fund	Fund	Adjustments		Pro Forma
ASSETS:
Total Investments (Cost of $1,357,560, $4,741,643 and $6,099,203, respectively)	$981,437	$3,738,707			$4,720,144
Cash	3,035	-0-			3,035
Receivables:
Investments Sold	10,678	23,403			34,081
Fund Shares Sold	977	5,769			6,746
Interest	24,717	88,418			113,135
Other	174	207			381

Total Assets	1,021,018	3,856,504	—		4,877,522

LIABILITIES:
Custodian Bank	-0-	8,634			8,634
Payables:
Floating Rate Note Obligations	35,705	267,175			302,880
Investments Purchased	7,568	17,661			25,229
Fund Shares Repurchased	4,171	9,561			13,732
Income Distributions	1,199	4,727			5,926
Distributor and Affiliates	394	1,548			1,942
Investment Advisory Fee	394	1,532			1,926
Trustees’ Deferred Compensation and Retirement Plans	246	331			577
Accrued Expenses	279	923			1,202
Merger Costs	-0-	-0-	291	(1)	291

Total Liabilities	49,956	312,092	291		362,339

NET ASSETS	$971,062	$3,544,412	$(291)		$4,515,183

NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,547,839	$4,809,958	$(291	)(1)	$6,357,506
Accumulated Undistributed Net Investment Income	3,001	11,936			14,937
Accumulated Net Realized Loss	(203,655)	(274,546)			(478,201)
Net Unrealized Depreciation	(376,123)	(1,002,936)			(1,379,059)

NET ASSETS	$971,062	$3,544,412	$(291)		$4,515,183

MAXIMUM OFFERING PRICE PER SHARE:

CLASS A SHARES:
Net Assets	$799,730	$2,608,713	$(240	)(1)	$3,408,203
Shares Outstanding	90,139	331,011	11,319	(2)	432,469

Net Asset Value and Redemption Price Per Share	8.87	7.88			7.88
Maximum Sales Charge (4.75%* of offering price)	0.44	0.39			0.39

Maximun Offering Price to Public	$9.31	$8.27			$8.27

CLASS B SHARES:
Net Assets	$52,422	$298,332	$(16	)(1)	$350,738
Shares Outstanding	5,911	37,864	740	(2)	44,515

Net Asset Value and Offering Price Per Share	$8.87	$7.88			$7.88

CLASS C SHARES:
Net Assets	$118,859	$568,416	$(35	)(1)	$687,240
Shares Outstanding	13,278	72,248	1,820	(2)	87,346

Net Asset Value and Offering Price Per Share	$8.95	$7.87			$7.87

CLASS I SHARES:
Net Assets	$51	$68,951			$69,002
Shares Outstanding	6	8,729			8,735

Net Asset Value and Offering Price Per Share	$8.88	$7.90			$7.90

*	ON SALES OF $100,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

(1)	A non-recurring cost associated with this transaction of approximately $521,000 will be incurred, of which $291,300 will be borne by the Van Kampen Strategic Municipal Income Fund and $229,700 will be borne by the Adviser of Van Kampen High Yield Municipal Fund.

(2)	The pro forma statements presume the issuance by Van Kampen High Yield Municipal Fund of approximately 101,458,000 Class A shares, 6,651,000 Class B shares, 15,098,000 Class C shares and 6,000 Class I shares in exchange for the assets and liabilities of the Van Kampen Strategic Municipal Income Fund.

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
PRO FORMA STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31,2009 (Unaudited)
Amounts in Thousands

	Strategic
	Income	High Yield
	Municipal	Municipal
	Fund	Fund	Adjustments		Pro Forma
INVESTMENT INCOME:
Interest	$92,627	$310,006	$		$402,633

EXPENSES:
Investment Advisory Fee (1)	5,663	20,683		403	26,749
Distribution (12b-1) and Service Fee
Class A	2,464	7,453			9,917
Class B	667	3,807			4,474
Class C	1,474	6,473			7,947
Interest and Residual Trust Expenses	1,902	10,735			12,637
Transfer Agent Fees	604	1,793		(73)	2,324
Reports to Shareholders (2)	121	477		(16)	582
Accounting and Administrative Expenses (2)	298	770		(94)	974
Custody	105	527			632
Professional Fees (2)	185	304		(122)	367
Registration Fees	74	190			264
Directors’ Fees and Related Expenses (2)	50	100		(30)	120
Other Expenses (2)	36	102		(14)	124

Total Expenses	13,643	53,414		54	67,111
Investment Advisory Fee Reduction	0	0		526	526
Less Credits Earned on Cash Balances	5	23			28

Net Expenses	13,638	53,391		(472)	66,557

NET INVESTMENT INCOME	$78,989	$256,615		$472	$336,076

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss	$(73,404)	$(143,097)			$(216,501)

Unrealized Appreciation/Depreciation:
Beginning of the Period	$(101,765)	$(112,738)			$(214,503)
End of the Period	(376,123)	(997,300)			(1,373,423)

Net Unrealized Depreciation During the Period	(274,358)	(884,562)			(1,158,920)

Net Realized and Unrealized Loss	$(347,762)	$(1,027,659)			$(1,375,421)

Net Decrease in Net Assets From Operations	$(268,773)	$(771,044)		$472	$(1,039,345)

(1)	Investment Advisory Fee increased as result of surviving fund’s management fee breakpoints.

(2)	Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
MARCH 31, 2009
(Unaudited)
1. SIGNIFICANT ACCOUNTING POLICIES
     The Acquiring Fund, Van Kampen High Yield Municipal Fund (the “Acquiring Fund”) is organized as a series of Van Kampen Tax-Exempt Trust, a Delaware statutory trust, which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Acquiring Fund’s investment objective is to seek to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Acquiring Fund. The Acquiring Fund commenced operations on January 2, 1986. The Acquiring Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
     The following is a summary of significant accounting policies consistently followed by the Acquiring Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Acquiring Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Acquiring Fund’s investments. The inputs are summarized in the three broad levels listed below.
Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Acquiring Fund’s own assumptions in determining the fair value of investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used as of March 31, 2009 in valuing the Acquiring Fund’s investments carried at value:

Investments In
Valuation Inputs	Securities
Level 1 — Quoted Prices	$0
Level 2 — Other Significant Observable Inputs	3,738,706,958
Level 3 — Significant Unobservable Inputs	0

Total	3,738,706,958

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or plan of reorganization for an investment are recorded as realized losses. The Acquiring Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Acquiring Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2009, the Acquiring Fund had $13,493,760 of when-issued or delayed delivery purchase commitments.
     The Acquiring Fund may invest in repurchase agreements, which are short-term investments in which the Acquiring Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Acquiring Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Acquiring Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Acquiring Fund.
C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the life of each applicable security. Income and expenses of the Acquiring Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.
D. FEDERAL INCOME TAXES It is the Acquiring Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

E. DISTRIBUTION OF INCOME AND GAINS The Acquiring Fund declares and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.
F. FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD The Acquiring Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interests in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Acquiring Fund enters into shortfall agreements with the dealer trusts, which commit the Acquiring Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Acquiring Fund (inverse floating rate investments) include the right of the Acquiring Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Acquiring Fund, thereby collapsing the dealer trusts. The Acquiring Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Acquiring Fund’s investment assets, and the related floating rate notes reflected as Acquiring Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Acquiring Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” on the Acquiring Fund’s Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date.